UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2017 through December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2017 (Unaudited)

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy continued to grow in the second half of 2017, supported by a synchronized global economy and central bank policies that also helped lift equity prices in the U.S. and elsewhere.

“Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand.” — George C.W. Gatch

The U.S. economy entered its third longest expansion on record in 2017, and gross domestic product (GDP) rose by 3.2% in the third quarter and an estimated 2.6% in the fourth quarter. During the second half of 2017, unemployment fell to 4.1% in December from 4.3% in June, and U.S. consumer confidence reached a 17-year high in November. Corporate profits rose during the second half of the year amid stable energy prices and a decline in the value of the U.S. dollar.

Notably, the second half of 2017 included three large hurricanes, wildfires and other assorted natural disasters that combined to cause an estimated $306 billion in damage in the U.S. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates in December 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during the reporting period and provided support for both the domestic economy and financial markets.

Most developed market and emerging market economies also continued to grow in the second half of 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade and China’s GDP grew by an estimated 6.8% in the second half of 2017, supported by personal consumption and growth in foreign trade.

Roughly 120 countries, comprising three-fourths of global GDP, had experienced increased economic growth by the end of 2017, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns for the six months ended December 31, 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited growth from external demand and a reduction in U.S. corporate tax rates from the 2017 Tax Cuts and Jobs Act. Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

U.S. equity markets overall provided positive returns throughout the reporting period amid strong growth in corporate profits, stable energy prices and continued low interest rates. During the reporting period, the Standard & Poor’s 500 Index (the “S&P 500”) reached more than two dozen record high closings and had positive returns for each month. Overall, growth stocks outperformed value stocks and large cap stocks generally outperformed small cap and mid cap stocks during the reporting period.

Meanwhile, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, remained well below its historical average throughout the reporting period and on November 3, 2017, fell to its lowest-ever level.

2	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	17.69%
Russell 2000 Growth Index	11.09%

Net Assets as of 12/31/2017 (In Thousands)	$197,934

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the health care and technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy and consumer staples sectors made the smallest contribution to relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nektar Therapeutics, Kite Pharma Inc. and Ignyta Inc. Shares of Nektar Therapeutics, a developer of biopharmaceutical drugs, rose after the company reported positive data from a clinical trial of its anti-cancer treatment. Shares of Kite Pharma, a drug maker, rose on news reports that the company had agreed to an acquisition offer from Gilead Sciences Inc. Shares of Ignyta, an anti-cancer drug maker, rose after the company said it agreed to be acquired by Roche Holdings Inc.

Leading individual detractors from relative performance included the Fund’s overweight positions in Evolent Health Inc., GenMark Diagnostics Inc. and Acadia Healthcare Co. Shares of Evolent Health, a provider of health care consulting, fell after the company reported slower earnings growth and announced plans to raise capital through an issuance of common stock. Shares of GenMark Diagnostics, a medical testing and diagnostics company, fell after the company reported 2017 second quarter and third quarter earnings below expectations and after the company lowered its earnings forecast. Shares of Acadia Healthcare, a provider of behavioral health care services that was not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Boyd Gaming Corp.	1.8%
2.	GrubHub, Inc.	1.8
3.	John Bean Technologies Corp.	1.7
4.	Performance Food Group Co.	1.5
5.	Nektar Therapeutics	1.5
6.	Lithia Motors, Inc., Class A	1.5
7.	Wolverine World Wide, Inc.	1.4
8.	Paycom Software, Inc.	1.4
9.	Ferro Corp.	1.4
10.	Evercore, Inc., Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.7%
Health Care	20.4
Industrials	19.1
Consumer Discretionary	14.6
Financials	5.5
Consumer Staples	4.4
Materials	3.9
Real Estate	1.7
Energy	1.1
Utilities	0.6
Short-Term Investment	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge**		11.52%	34.00%	15.67%	7.86%
Without Sales Charge		17.69	41.45	16.93	8.44
CLASS C SHARES	January 7, 1998
With CDSC***		16.39	39.73	16.34	7.86
Without CDSC		17.39	40.73	16.34	7.86
CLASS I SHARES	April 5, 1999	17.83	41.82	17.24	8.78

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell

2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)*	9.95%
Russell 2000 Index	9.20%

Net Assets as of 12/31/2017 (In Thousands)	$266,229

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the industrial cyclical and pharmaceutical sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the software & services sector and the health services & systems sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in General Cable Corp., Anaptysbio Inc. and Extreme Networks Inc. Shares of General Cable, a maker of electrical and fiber-optic cable, rose after the company agreed to a $3 billion takeover offer from Prysmian SpA. Shares of Anaptysbio, a drug development company, rose after the company reported positive data from a clinical trial of its eczema drug. Shares of Extreme Networks, a provider of information network equipment and services, rose on better-than-expected earnings in each quarter of 2017.

Leading individual detractors from relative performance included the Fund’s overweight positions in Office Depot Inc., Spark Energy Inc. and Unisys Corp. Shares of Office Depot, an office products retail chain, fell after the company forecast a drop in 2017 sales due to store closures and the impact of hurricanes. Shares of Spark Energy, an electricity and natural gas utility, fell after a lawsuit raised investor concerns about the company’s accounting practices and its ability to continue operating in New York State. Shares of Unisys, an information technology services provider, fell after the company reported lower-than-expected earnings and a decline in revenue for the second quarter of 2017.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Trinseo SA	1.1%
2.	Meritor, Inc.	1.1
3.	ArcBest Corp.	1.0
4.	Taylor Morrison Home Corp., Class A	1.0
5.	Popular, Inc., (Puerto Rico)	0.9
6.	Extreme Networks, Inc.	0.9
7.	Wintrust Financial Corp.	0.9
8.	Masimo Corp.	0.9
9.	East West Bancorp, Inc.	0.9
10.	Integer Holdings Corp.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	19.2%
Financials	17.2
Health Care	15.5
Information Technology	15.4
Consumer Discretionary	10.8
Real Estate	6.4
Materials	4.6
Energy	3.2
Utilities	2.9
Consumer Staples	2.2
Telecommunication Services	0.0	(a)
Short-Term Investment	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.
(a)	Amount rounds to less than 0.05%.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge**		3.94%	8.76%	14.08%	8.96%
Without Sales Charge		9.70	14.79	15.32	9.55
CLASS C SHARES	May 31, 2016
With CDSC***		8.41	13.21	15.14	9.46
Without CDSC		9.41	14.21	15.14	9.46
CLASS I SHARES	January 3, 2017	9.84	15.05	15.43	9.61
CLASS R2 SHARES	July 31, 2017	9.55	14.48	14.68	8.87
CLASS R3 SHARES	July 31, 2017	9.70	14.77	14.97	9.14
CLASS R4 SHARES	July 31, 2017	9.82	15.05	15.25	9.41
CLASS R5 SHARES	January 1, 1997	9.95	15.30	15.48	9.63
CLASS R6 SHARES	May 31, 2016	9.96	15.34	15.50	9.64

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class R5 Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R5 Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	8.24%
Russell 2000 Index	9.20%

Net Assets as of 12/31/2017 (In Thousands)	$6,472,986

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financial services and technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Toro Co., Spectrum Brands Holdings Inc. and Papa John’s International Inc. Shares of Toro, a maker of landscaping and irrigation products that was not held in the Benchmark, fell after the company reported lower-than-expected sales for the third quarter of 2017 and cut its forecast for full-year 2017 earnings. Shares of Spectrum Brands, a consumer products maker that was not held in the Benchmark, fell after the company reported lower-than-expected earnings for its 2017 fiscal fourth quarter. Shares of Papa John’s International, a fast-food pizza chain, fell amid declining sales and the resignation of the company’s founder as chief executive.

Leading individual contributors to relative performance included the Fund’s overweight positions in GrubHub Inc., Splunk Inc. and Cabot Microelectronics Corp. Shares of GrubHub, an online food delivery and take-out service, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2017. Shares of Splunk, a software provider not held in the Benchmark, rose after the company reported better-than-expected earnings and sales for the third quarter of 2017. Shares of Cabot Microelectronics, a maker of semiconductor manufacturing materials, rose after the company reported better-than-expected revenue for the third quarter of 2017.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Toro Co. (The)	2.4%
2.	AptarGroup, Inc.	2.2
3.	Pool Corp.	2.1
4.	Performance Food Group Co.	1.8
5.	Patterson-UTI Energy, Inc.	1.8
6.	West Pharmaceutical Services, Inc.	1.7
7.	Spectrum Brands Holdings, Inc.	1.7
8.	Cabot Microelectronics Corp.	1.6
9.	HealthSouth Corp.	1.6
10.	Catalent, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	17.6%
Financials	16.6
Information Technology	13.0
Consumer Discretionary	13.0
Health Care	10.8
Materials	6.6
Real Estate	6.4
Energy	4.0
Consumer Staples	3.5
Utilities	2.9
Investment Funds	1.3
Short-Term Investment	4.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge**		2.57%	9.23%	13.65%	10.71%
Without Sales Charge		8.24	15.28	14.89	11.31
CLASS C SHARES	February 19, 2005
With CDSC***		6.97	13.72	14.32	10.76
Without CDSC		7.97	14.72	14.32	10.76
CLASS I SHARES	May 7, 1996	8.38	15.59	15.23	11.64
CLASS R2 SHARES	November 3, 2008	8.10	14.98	14.60	11.05
CLASS R3 SHARES	September 9, 2016	8.25	15.31	14.90	11.32
CLASS R4 SHARES	September 9, 2016	8.37	15.58	15.23	11.64
CLASS R5 SHARES	May 15, 2006	8.48	15.82	15.46	11.87
CLASS R6 SHARES	May 31, 2016	8.51	15.88	15.48	11.87

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2007 to December 31, 2017.

The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	17.78%
Russell 2000 Growth Index	11.09%

Net Assets as of 12/31/2017 (In Thousands)	$1,613,615

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the health care and technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy and consumer staples sectors made the smallest contribution to relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nektar Therapeutics, Kite Pharma Inc. and Ignyta Inc. Shares of Nektar Therapeutics, a developer of biopharmaceutical drugs, rose after the company reported positive data from a clinical trial of its anti-cancer treatment. Shares of Kite Pharma, a drug maker, rose on news reports that the company had agreed to an acquisition offer from Gilead Sciences Inc. Shares of Ignyta, an anti-cancer drug maker, rose after the company said it agreed to be acquired by Roche Holdings Inc.

Leading individual detractors from relative performance included the Fund’s overweight positions in Evolent Health Inc., GenMark Diagnostics Inc. and Acadia Healthcare Co. Shares of Evolent Health, a provider of health care consulting, fell after the company reported slower earnings growth and announced plans to raise capital through an issuance of common stock. Shares of GenMark Diagnostics, a medical testing and diagnostics company, fell after the company reported 2017 second quarter and third quarter earnings below expectations and after the company lowered its earnings forecast. Shares of Acadia Healthcare, a provider of behavioral health care services that was not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Boyd Gaming Corp.	1.8%
2.	GrubHub, Inc.	1.8
3.	John Bean Technologies Corp.	1.6
4.	Performance Food Group Co.	1.5
5.	Nektar Therapeutics	1.5
6.	Wolverine World Wide, Inc.	1.4
7.	Paycom Software, Inc.	1.4
8.	Ferro Corp.	1.4
9.	Evercore, Inc., Class A	1.4
10.	MKS Instruments, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.7%
Health Care	20.4
Industrials	19.1
Consumer Discretionary	14.5
Financials	5.5
Consumer Staples	4.4
Materials	3.8
Real Estate	1.7
Energy	1.1
Utilities	0.6
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge**		11.60%	33.77%	15.78%	9.02%
Without Sales Charge		17.78	41.13	17.04	9.61
CLASS C SHARES	November 4, 1997
With CDSC***		16.48	39.35	16.44	9.03
Without CDSC		17.48	40.35	16.44	9.03
CLASS I SHARES	March 26, 1996	17.95	41.49	17.33	9.88
CLASS L SHARES	February 19, 2005	17.97	41.70	17.50	10.04
CLASS R2 SHARES	November 3, 2008	17.60	40.79	16.73	9.33
CLASS R3 SHARES	July 31, 2017	17.78	41.13	17.04	9.61
CLASS R4 SHARES	July 31, 2017	17.96	41.50	17.33	9.88
CLASS R5 SHARES	September 9, 2016	18.04	41.78	17.51	10.04
CLASS R6 SHARES	November 30, 2010	18.07	41.81	17.63	10.11

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would be similar since the class has a similar expense ratio to Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would be similar since the class has a similar expense ratio to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	5.77%
Russell 2000 Value Index	7.26%

Net Assets as of 12/31/2017 (In Thousands)	$2,016,381

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the pharmaceutical and health services & systems sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the energy and retail sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Unisys Corp., Otonomy Inc., and Versartis Inc. Shares of Unisys, an information technology services company, fell after the company reported lower-than-expected earnings and sales for the second quarter of 2017. Shares of Otonomy, a drug development company, fell after the company reported one of its drugs failed a late-stage clinical trial. Shares of Versartis, a drug development company, fell after the company reported its growth hormone drug failed a late-stage clinical trial.

Leading individual contributors to relative performance included the Fund’s overweight positions in Take-Two Interactive Software Inc., Pinnacle Entertainment Inc. and Children’s Place Inc. Shares of Take Two Interactive Software, a videogame publisher, rose after the company raised its revenue forecast and reported better-than-expected sales. Shares of Pinnacle Entertainment, a casino and gaming company, rose after the company agreed to be acquired by Penn National Gaming Inc. Shares of Children’s Place, a children’s apparel retail chain, rose after the company reported better-than-expected earnings and sales growth during the reporting period.

HOW WAS THE FUND POSITIONED?

In accordance with Fund’s investment process, its portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Pinnacle Entertainment, Inc.	1.1%
2.	Westamerica Bancorp	1.1
3.	CNO Financial Group, Inc.	1.1
4.	EMCOR Group, Inc.	1.1
5.	Children’s Place, Inc. (The)	1.1
6.	Tech Data Corp.	1.0
7.	Primerica, Inc.	1.0
8.	Beneficial Bancorp, Inc.	1.0
9.	Delek US Energy, Inc.	1.0
10.	Rowan Cos. plc, Class A	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.4%
Industrials	12.8
Consumer Discretionary	11.4
Real Estate	9.3
Information Technology	9.2
Health Care	7.2
Utilities	6.6
Energy	5.5
Materials	5.3
Consumer Staples	1.7
Telecommunication Services	0.5
Short-Term Investment	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge**		0.08%	(2.51)%	10.58%	7.63%
Without Sales Charge		5.64	2.89	11.77	8.21
CLASS C SHARES	March 22, 1999
With CDSC***		4.38	1.30	11.10	7.56
Without CDSC		5.38	2.30	11.10	7.56
CLASS I SHARES	January 27, 1995	5.77	3.16	12.04	8.48
CLASS R2 SHARES	November 3, 2008	5.48	2.58	11.47	7.93
CLASS R3 SHARES	September 9, 2016	5.64	2.87	11.76	8.19
CLASS R4 SHARES	September 9, 2016	5.75	3.09	12.02	8.46
CLASS R5 SHARES	May 15, 2006	5.87	3.29	12.16	8.59
CLASS R6 SHARES	February 22, 2005	5.92	3.40	12.27	8.66

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. Returns for the Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. Prior performance for Class R2, Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 2007 to December 31, 2017 . The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	8.03%
Russell 2000 Index	9.20%

Net Assets as of 12/31/2017 (In Thousands)	$1,810,997

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the basic materials and telecommunications sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the pharmaceutical and finance sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Versartis Inc., Rex American Resources Corp. and Owens & Minor Inc. Shares of Versartis, a drug development company, fell after the company reported its growth hormone drug failed a late-stage clinical trial. Shares of Rex American Resources, an ethanol producer, fell after the Trump administration declined to revise federally mandated biofuels blending rates. Shares of Owens & Minor, a health care logistics company, fell after the company reported lower-than-expected earnings and sales for the third quarter of 2017.

Leading individual contributors to relative performance included the Fund’s overweight positions in Pinnacle Entertainment Inc., MyoKardia Inc. and Take-Two Interactive Software Inc. Shares of Pinnacle Entertainment, a casino and gaming company, rose after Penn National Gaming Inc. agreed to buy the company for an estimated $2.8 billion. Shares of MyoKardia, a drug development company, rose after the company reported positive results in a mid-stage trial for its heart disease drug. Shares of Take-Two Interactive Software, a videogame publisher, rose after the company raised its revenue forecast and reported better-than-expected sales.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	EMCOR Group, Inc.	1.4%
2.	Pinnacle Entertainment, Inc.	1.4
3.	Progress Software Corp.	1.3
4.	Taylor Morrison Home Corp., Class A	1.2
5.	Aspen Technology, Inc.	1.2
6.	Wabash National Corp.	1.1
7.	Children’s Place, Inc. (The)	1.0
8.	Tivity Health, Inc.	1.0
9.	ACCO Brands Corp.	1.0
10.	CoreSite Realty Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.0%
Information Technology	16.4
Health Care	16.2
Industrials	15.0
Consumer Discretionary	13.6
Real Estate	5.7
Materials	3.9
Energy	3.9
Utilities	3.6
Consumer Staples	2.0
Telecommunication Services	0.4
Short-Term Investment	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge**		2.22%	2.81%	12.54%	8.85%
Without Sales Charge		7.87	8.53	13.77	9.44
CLASS C SHARES	November 1, 2007
With CDSC***		6.54	6.98	13.19	8.90
Without CDSC		7.54	7.98	13.19	8.90
CLASS I SHARES	September 10, 2001	7.94	8.76	14.04	9.72
CLASS L SHARES	November 4, 1993	8.03	8.97	14.25	9.92
CLASS R2 SHARES	November 1, 2011	7.71	8.25	13.48	9.28
CLASS R3 SHARES	September 9, 2016	7.85	8.51	13.76	9.44
CLASS R4 SHARES	September 9, 2016	7.97	8.80	14.05	9.73
CLASS R5 SHARES	September 9, 2016	8.02	8.91	14.24	9.91
CLASS R6 SHARES	November 1, 2011	8.07	9.08	14.34	9.98

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception dates are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R2 and R3 shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000

Index and the Lipper Small-Cap Core Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.0%
	Consumer Discretionary — 14.6%
	Automobiles — 1.3%
45	Winnebago Industries, Inc.	2,512

	Distributors — 0.7%
12	Pool Corp.	1,494

	Diversified Consumer Services — 1.3%
27	Bright Horizons Family Solutions, Inc. (a)	2,514

	Hotels, Restaurants & Leisure — 3.5%
101	Boyd Gaming Corp.	3,553
49	Texas Roadhouse, Inc.	2,577
4	Vail Resorts, Inc.	863

		6,993

	Household Durables — 0.8%
87	TRI Pointe Group, Inc. (a)	1,563

	Internet & Direct Marketing Retail — 1.5%
229	Groupon, Inc. (a)	1,168
21	Wayfair, Inc., Class A (a)	1,716

		2,884

	Multiline Retail — 1.1%
43	Ollie’s Bargain Outlet Holdings, Inc. (a)	2,272

	Specialty Retail — 3.0%
17	Burlington Stores, Inc. (a)	2,057
26	Lithia Motors, Inc., Class A	2,923
23	National Vision Holdings, Inc. (a)	945

		5,925

	Textiles, Apparel & Luxury Goods — 1.4%
89	Wolverine World Wide, Inc.	2,835

	Total Consumer Discretionary	28,992

	Consumer Staples — 4.4%
	Food & Staples Retailing — 2.1%
9	Casey’s General Stores, Inc.	1,056
92	Performance Food Group Co. (a)	3,049

		4,105

	Food Products — 1.3%
78	Freshpet, Inc. (a)	1,474
24	Snyder’s-Lance, Inc.	1,184

		2,658

	Personal Products — 1.0%
85	elf Beauty, Inc. (a)	1,896

	Total Consumer Staples	8,659

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 1.1%
	Oil, Gas & Consumable Fuels — 1.1%
66	Jagged Peak Energy, Inc. (a)	1,035
27	RSP Permian, Inc. (a)	1,103

	Total Energy	2,138

	Financials — 5.5%
	Banks — 2.3%
22	Bank of the Ozarks, Inc.	1,069
6	Signature Bank (a)	814
30	Texas Capital Bancshares, Inc. (a)	2,638

		4,521

	Capital Markets — 2.7%
31	Evercore, Inc., Class A	2,761
35	Financial Engines, Inc.	1,069
130	PennantPark Investment Corp.	902
44	WisdomTree Investments, Inc.	558

		5,290

	Thrifts & Mortgage Finance — 0.5%
37	BofI Holding, Inc. (a)	1,094

	Total Financials	10,905

	Health Care — 20.4%
	Biotechnology — 8.7%
21	ACADIA Pharmaceuticals, Inc. (a)	623
57	Bellicum Pharmaceuticals, Inc. (a)	480
26	Biohaven Pharmaceutical Holding Co. Ltd. (a)	712
49	Clementia Pharmaceuticals, Inc., (Canada) (a)	931
5	Clovis Oncology, Inc. (a)	335
44	Coherus Biosciences, Inc. (a)	387
51	Exact Sciences Corp. (a)	2,672
31	FibroGen, Inc. (a)	1,482
99	Halozyme Therapeutics, Inc. (a)	2,013
22	Ignyta, Inc. (a)	593
13	Insmed, Inc. (a)	404
13	Neurocrine Biosciences, Inc. (a)	995
19	Portola Pharmaceuticals, Inc. (a)	917
35	REGENXBIO, Inc. (a)	1,178
15	Sage Therapeutics, Inc. (a)	2,450
21	Spark Therapeutics, Inc. (a)	1,089

		17,261

	Health Care Equipment & Supplies — 3.6%
170	GenMark Diagnostics, Inc. (a)	707
32	Insulet Corp. (a)	2,184
16	iRhythm Technologies, Inc. (a)	914
77	K2M Group Holdings, Inc. (a)	1,382

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — continued
24	Nevro Corp. (a)	1,689
156	TransEnterix, Inc. (a)	301

		7,177

	Health Care Providers & Services — 3.2%
45	Acadia Healthcare Co., Inc. (a)	1,476
77	Teladoc, Inc. (a)	2,671
11	WellCare Health Plans, Inc. (a)	2,224

		6,371

	Health Care Technology — 1.1%
111	Evolent Health, Inc., Class A (a)	1,364
14	Veeva Systems, Inc., Class A (a)	791

		2,155

	Pharmaceuticals — 3.8%
89	Horizon Pharma plc (a)	1,296
50	Nektar Therapeutics (a)	2,999
47	Revance Therapeutics, Inc. (a)	1,683
238	TherapeuticsMD, Inc. (a)	1,436

		7,414

	Total Health Care	40,378

	Industrials — 19.1%
	Aerospace & Defense — 1.7%
24	HEICO Corp.	2,230
17	Hexcel Corp.	1,081

		3,311

	Air Freight & Logistics — 0.7%
16	XPO Logistics, Inc. (a)	1,425

	Building Products — 5.5%
85	Advanced Drainage Systems, Inc.	2,034
52	JELD-WEN Holding, Inc. (a)	2,066
12	Lennox International, Inc.	2,496
22	Masonite International Corp. (a)	1,620
25	Trex Co., Inc. (a)	2,684

		10,900

	Commercial Services & Supplies — 1.2%
99	Advanced Disposal Services, Inc. (a)	2,371

	Machinery — 5.5%
43	Graco, Inc.	1,930
42	ITT, Inc.	2,217
30	John Bean Technologies Corp.	3,331
9	Middleby Corp. (The) (a)	1,149
26	Oshkosh Corp.	2,354

		10,981

SHARES	SECURITY DESCRIPTION	VALUE($)

	Marine — 0.5%
15	Kirby Corp. (a)	980

	Road & Rail — 1.9%
15	Old Dominion Freight Line, Inc.	1,996
25	Saia, Inc. (a)	1,800

		3,796

	Trading Companies & Distributors — 2.1%
53	H&E Equipment Services, Inc.	2,136
40	Rush Enterprises, Inc., Class A (a)	2,025

		4,161

	Total Industrials	37,925

	Information Technology — 25.7%
	Communications Equipment — 0.9%
40	Ciena Corp. (a)	833
83	Quantenna Communications, Inc. (a)	1,015

		1,848

	Electronic Equipment, Instruments & Components — 1.4%
14	Littelfuse, Inc.	2,702

	Internet Software & Services — 9.8%
26	2U, Inc. (a)	1,649
77	Cloudera, Inc. (a)	1,271
54	Envestnet, Inc. (a)	2,695
32	GoDaddy, Inc., Class A (a)	1,629
49	GrubHub, Inc. (a)	3,546
50	Instructure, Inc. (a)	1,657
51	MuleSoft, Inc., Class A (a)	1,197
64	Nutanix, Inc., Class A (a)	2,261
52	Okta, Inc. (a)	1,341
46	Trade Desk, Inc. (The), Class A (a)	2,124

		19,370

	Semiconductors & Semiconductor Equipment — 5.1%
22	Cavium, Inc. (a)	1,840
56	Inphi Corp. (a)	2,040
32	MACOM Technology Solutions Holdings, Inc. (a)	1,026
29	MKS Instruments, Inc.	2,724
21	Monolithic Power Systems, Inc.	2,390

		10,020

	Software — 8.5%
45	Appian Corp. (a)	1,409
21	Atlassian Corp. plc, (Australia), Class A (a)	939
20	Guidewire Software, Inc. (a)	1,478
25	HubSpot, Inc. (a)	2,207
35	Paycom Software, Inc. (a)	2,812

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
21	Proofpoint, Inc. (a)	1,881
37	RingCentral, Inc., Class A (a)	1,787
62	SailPoint Technologies Holding, Inc. (a)	903
10	Tyler Technologies, Inc. (a)	1,703
52	Zendesk, Inc. (a)	1,758

		16,877

	Total Information Technology	50,817

	Materials — 3.9%
	Chemicals — 1.4%
118	Ferro Corp. (a)	2,788

	Construction Materials — 2.5%
22	Eagle Materials, Inc.	2,488
75	Summit Materials, Inc., Class A (a)	2,366

		4,854

	Total Materials	7,642

	Real Estate — 1.7%
	Equity Real Estate Investment Trusts (REITs) — 1.0%
33	CubeSmart	966
21	Highwoods Properties, Inc.	1,075

		2,041

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.7%
28	RE/MAX Holdings, Inc., Class A	1,373

	Total Real Estate	3,414

	Utilities — 0.6%
	Water Utilities — 0.6%
52	Evoqua Water Technologies Corp. (a)	1,234

	Total Common Stocks (Cost $114,145)	192,104

Short-Term Investment — 3.0%
	Investment Company — 3.0%
5,884	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $5,884)	5,884

	Total Investments — 100.0% (Cost $120,029)	197,988
	Liabilities in Excess of Other Assets — 0.0% (g)	(54)

	NET ASSETS — 100.0%	$197,934

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.3%
	Consumer Discretionary — 10.9%
	Auto Components — 1.5%
57	American Axle & Manufacturing Holdings, Inc. (a)	972
19	Cooper-Standard Holdings, Inc. (a)	2,346
10	Dana, Inc.	323
6	Modine Manufacturing Co. (a)	123
2	Stoneridge, Inc. (a)	48
6	Tower International, Inc.	176

		3,988

	Distributors — 0.1%
30	Funko, Inc., Class A (a)	199

	Diversified Consumer Services — 0.5%
2	Capella Education Co.	156
9	Grand Canyon Education, Inc. (a)	788
24	K12, Inc. (a)	378

		1,322

	Hotels, Restaurants & Leisure — 1.6%
91	Bloomin’ Brands, Inc.	1,941
8	DineEquity, Inc.	411
1	Jack in the Box, Inc.	49
38	Pinnacle Entertainment, Inc. (a)	1,250
23	Ruth’s Hospitality Group, Inc.	494

		4,145

	Household Durables — 2.4%
61	Beazer Homes USA, Inc. (a)	1,178
4	Hamilton Beach Brands Holding Co., Class A	96
16	Helen of Troy Ltd. (a)	1,511
10	Hooker Furniture Corp.	425
6	KB Home	201
23	Libbey, Inc.	171
18	Lifetime Brands, Inc.	292
106	Taylor Morrison Home Corp., Class A (a)	2,584

		6,458

	Internet & Direct Marketing Retail — 0.2%
90	Groupon, Inc. (a)	459
14	Liberty TripAdvisor Holdings, Inc., Class A (a)	134

		593

	Media — 1.3%
68	Gannett Co., Inc.	786
42	Gray Television, Inc. (a)	711
49	MDC Partners, Inc., Class A (a)	477
3	Nexstar Media Group, Inc., Class A	244
26	Sinclair Broadcast Group, Inc., Class A	1,003

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
14	Townsquare Media, Inc., Class A (a)	104

		3,325

	Specialty Retail — 2.9%
31	Caleres, Inc.	1,031
13	Children’s Place, Inc. (The)	1,861
2	Conn’s, Inc. (a)	75
21	Express, Inc. (a)	210
10	Group 1 Automotive, Inc.	731
7	National Vision Holdings, Inc. (a)	276
466	Office Depot, Inc.	1,649
88	Pier 1 Imports, Inc.	364
1	RH (a)	43
73	Tailored Brands, Inc.	1,591

		7,831

	Textiles, Apparel & Luxury Goods — 0.4%
10	Deckers Outdoor Corp. (a)	770
10	Perry Ellis International, Inc. (a)	258

		1,028

	Total Consumer Discretionary	28,889

	Consumer Staples — 2.2%
	Food & Staples Retailing — 0.9%
29	Performance Food Group Co. (a)	947
43	SpartanNash Co.	1,147
12	US Foods Holding Corp. (a)	386

		2,480

	Food Products — 0.9%
39	Dean Foods Co.	450
31	Pilgrim’s Pride Corp. (a)	968
4	Pinnacle Foods, Inc.	257
4	Sanderson Farms, Inc.	514
3	TreeHouse Foods, Inc. (a)	133

		2,322

	Household Products — 0.4%
27	Central Garden & Pet Co., Class A (a)	1,030

	Personal Products — 0.0% (g)
2	USANA Health Sciences, Inc. (a)	124

	Total Consumer Staples	5,956

	Energy — 3.2%
	Energy Equipment & Services — 0.9%
35	Archrock, Inc.	368
29	Exterran Corp. (a)	902
90	McDermott International, Inc. (a)	592

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Energy Equipment & Services — continued
7	PHI, Inc. (Non-Voting) (a)	86
38	RigNet, Inc. (a)	574

		2,522

	Oil, Gas & Consumable Fuels — 2.3%
233	Abraxas Petroleum Corp. (a)	573
7	Arch Coal, Inc., Class A	689
57	Delek US Energy, Inc.	2,003
39	EP Energy Corp., Class A (a)	93
9	Green Plains, Inc.	153
22	Jagged Peak Energy, Inc. (a)	341
2	NACCO Industries, Inc., Class A	72
32	Pacific Ethanol, Inc. (a)	145
57	Renewable Energy Group, Inc. (a)	667
1	REX American Resources Corp. (a)	50
43	SRC Energy, Inc. (a)	369
237	W&T Offshore, Inc. (a)	785
3	World Fuel Services Corp.	91

		6,031

	Total Energy	8,553

	Financials — 17.3%
	Banks — 10.4%
54	Bancorp, Inc. (The) (a)	529
5	Cadence BanCorp (a)	127
9	Cathay General Bancorp	380
3	Central Valley Community Bancorp	67
2	Community Trust Bancorp, Inc.	85
4	Customers Bancorp, Inc. (a)	113
40	East West Bancorp, Inc.	2,407
2	Enterprise Financial Services Corp.	90
16	Fidelity Southern Corp.	347
21	Financial Institutions, Inc.	647
182	First BanCorp, (Puerto Rico) (a)	928
5	First Business Financial Services, Inc.	117
6	First Community Bancshares, Inc.	183
15	First Foundation, Inc. (a)	274
40	First Merchants Corp.	1,686
57	Fulton Financial Corp.	1,022
43	Hancock Holding Co.	2,109
38	Hanmi Financial Corp.	1,141
18	Heritage Financial Corp.	539
15	Hilltop Holdings, Inc.	383
67	Hope Bancorp, Inc.	1,231
1	Howard Bancorp, Inc. (a)	31
6	IBERIABANK Corp.	475

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
5	MainSource Financial Group, Inc.	168
3	NBT Bancorp, Inc.	123
4	Northeast Bancorp	102
6	Pacific Mercantile Bancorp (a)	48
30	PacWest Bancorp	1,499
71	Popular, Inc., (Puerto Rico)	2,512
12	Preferred Bank	685
2	Premier Financial Bancorp, Inc.	46
7	Shore Bancshares, Inc.	115
3	Sierra Bancorp	83
2	SVB Financial Group (a)	375
106	TCF Financial Corp.	2,163
2	Towne Bank	71
17	TriCo Bancshares	639
8	TriState Capital Holdings, Inc. (a)	181
7	Triumph Bancorp, Inc. (a)	214
30	Wintrust Financial Corp.	2,463
24	Zions Bancorp	1,195

		27,593

	Capital Markets — 1.2%
93	BGC Partners, Inc., Class A	1,409
9	Houlihan Lokey, Inc.	414
16	INTL. FCStone, Inc. (a)	680
30	OM Asset Management plc	497
3	Piper Jaffray Cos.	286

		3,286

	Consumer Finance — 1.4%
33	FirstCash, Inc.	2,199
27	Green Dot Corp., Class A (a)	1,609

		3,808

	Diversified Financial Services — 0.1%
5	Cannae Holdings, Inc. (a)	92
3	Marlin Business Services Corp.	70

		162

	Insurance — 2.6%
55	American Equity Investment Life Holding Co.	1,688
8	Aspen Insurance Holdings Ltd., (Bermuda)	340
69	CNO Financial Group, Inc.	1,714
13	First American Financial Corp.	712
7	HCI Group, Inc.	205
14	Kinsale Capital Group, Inc.	612
4	National General Holdings Corp.	77
4	Selective Insurance Group, Inc.	243

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
18	Stewart Information Services Corp.	756
5	United Fire Group, Inc.	209
16	Universal Insurance Holdings, Inc.	448

		7,004

	Mortgage Real Estate Investment Trusts (REITs) — 0.5%
10	Capstead Mortgage Corp.	88
6	Invesco Mortgage Capital, Inc.	102
68	Redwood Trust, Inc.	1,002

		1,192

	Thrifts & Mortgage Finance — 1.1%
5	BankFinancial Corp.	72
8	Dime Community Bancshares, Inc.	164
10	HomeStreet, Inc. (a)	302
8	Meta Financial Group, Inc.	769
45	MGIC Investment Corp. (a)	636
13	OceanFirst Financial Corp.	347
10	PennyMac Financial Services, Inc., Class A (a)	219
10	Walker & Dunlop, Inc. (a)	468
2	Washington Federal, Inc.	68

		3,045

	Total Financials	46,090

	Health Care — 15.7%
	Biotechnology — 6.3%
11	Acorda Therapeutics, Inc. (a)	225
68	Aduro Biotech, Inc. (a)	511
38	Akebia Therapeutics, Inc. (a)	565
29	Allena Pharmaceuticals, Inc. (a)	290
64	Amicus Therapeutics, Inc. (a)	925
8	AnaptysBio, Inc. (a)	816
16	Audentes Therapeutics, Inc. (a)	512
33	Bellicum Pharmaceuticals, Inc. (a)	280
7	Bluebird Bio, Inc. (a)	1,282
19	Cara Therapeutics, Inc. (a)	230
135	Catalyst Pharmaceuticals, Inc. (a)	527
40	Coherus Biosciences, Inc. (a)	348
21	Concert Pharmaceuticals, Inc. (a)	548
322	Curis, Inc. (a)	225
37	Dynavax Technologies Corp. (a)	696
11	Esperion Therapeutics, Inc. (a)	718
14	FibroGen, Inc. (a)	654
38	Heron Therapeutics, Inc. (a)	681
22	Jounce Therapeutics, Inc. (a)	281
8	Loxo Oncology, Inc. (a)	707
22	Mersana Therapeutics, Inc. (a)	360

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
35	Ra Pharmaceuticals, Inc. (a)	294
3	Radius Health, Inc. (a)	98
16	Rhythm Pharmaceuticals, Inc. (a)	468
8	Sage Therapeutics, Inc. (a)	1,359
18	Sarepta Therapeutics, Inc. (a)	979
45	Selecta Biosciences, Inc. (a)	443
3	Seres Therapeutics, Inc. (a)	31
6	Spark Therapeutics, Inc. (a)	314
58	Synergy Pharmaceuticals, Inc. (a)	129
45	Syros Pharmaceuticals, Inc. (a)	440
4	TESARO, Inc. (a)	315
29	vTv Therapeutics, Inc., Class A (a)	174
12	Xencor, Inc. (a)	270

		16,695

	Health Care Equipment & Supplies — 3.8%
20	Cutera, Inc. (a)	911
2	Inogen, Inc. (a)	185
52	Integer Holdings Corp. (a)	2,347
65	Invacare Corp.	1,102
50	Lantheus Holdings, Inc. (a)	1,020
29	Masimo Corp. (a)	2,417
71	OraSure Technologies, Inc. (a)	1,340
7	OrthoPediatrics Corp. (a)	127
14	Quidel Corp. (a)	603

		10,052

	Health Care Providers & Services — 3.5%
25	Addus HomeCare Corp. (a)	873
2	AMN Healthcare Services, Inc. (a)	84
77	Community Health Systems, Inc. (a)	328
79	Cross Country Healthcare, Inc. (a)	1,010
68	Diplomat Pharmacy, Inc. (a)	1,369
3	Envision Healthcare Corp. (a)	88
11	HealthSouth Corp.	553
145	Kindred Healthcare, Inc.	1,408
25	Molina Healthcare, Inc. (a)	1,919
28	Owens & Minor, Inc.	520
34	RadNet, Inc. (a)	343
12	Surgery Partners, Inc. (a)	143
4	WellCare Health Plans, Inc. (a)	817

		9,455

	Health Care Technology — 0.1%
10	HMS Holdings Corp. (a)	165

	Life Sciences Tools & Services — 0.3%
11	INC Research Holdings, Inc., Class A (a)	484

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Life Sciences Tools & Services — continued
3		PRA Health Sciences, Inc. (a)	264

			748

		Pharmaceuticals — 1.7%
9		Amphastar Pharmaceuticals, Inc. (a)	171
14		Assembly Biosciences, Inc. (a)	652
22		Catalent, Inc. (a)	883
11		Horizon Pharma plc (a)	153
3		Medicines Co. (The) (a)	87
16		Nektar Therapeutics (a)	950
3		Ocular Therapeutix, Inc. (a)	13
7		Reata Pharmaceuticals, Inc., Class A (a)	210
6		Revance Therapeutics, Inc. (a)	229
109		TherapeuticsMD, Inc. (a)	660
16		WaVe Life Sciences Ltd. (a)	558

			4,566

		Total Health Care	41,681

		Industrials — 19.4%
		Aerospace & Defense — 1.4%
18		AAR Corp.	717
14		Engility Holdings, Inc. (a)	410
8		HEICO Corp., Class A	644
4		Moog, Inc., Class A (a)	313
51		Vectrus, Inc. (a)	1,567

			3,651

		Air Freight & Logistics — 0.2%
5		Atlas Air Worldwide Holdings, Inc. (a)	293
4		Park-Ohio Holdings Corp.	195

			488

		Airlines — 0.8%
11		Hawaiian Holdings, Inc.	446
34		SkyWest, Inc.	1,827

			2,273

		Building Products — 0.8%
3		American Woodmark Corp. (a)	375
3		JELD-WEN Holding, Inc. (a)	98
41		Universal Forest Products, Inc.	1,558

			2,031

		Commercial Services & Supplies — 2.1%
16		ABM Industries, Inc.	592
162		ACCO Brands Corp. (a)	1,980
—	(h)	CECO Environmental Corp.	—	(h)
29		Essendant, Inc.	274

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — continued
3	Herman Miller, Inc.	116
14	Kimball International, Inc., Class B	253
6	Knoll, Inc.	131
63	Quad/Graphics, Inc.	1,430
34	Steelcase, Inc., Class A	510
2	Viad Corp.	129
2	VSE Corp.	83

		5,498

	Construction & Engineering — 2.6%
26	EMCOR Group, Inc.	2,141
106	HC2 Holdings, Inc. (a)	631
86	KBR, Inc.	1,709
36	MasTec, Inc. (a)	1,762
19	Sterling Construction Co., Inc. (a)	313
15	Tutor Perini Corp. (a)	368

		6,924

	Electrical Equipment — 1.1%
7	EnerSys	460
69	General Cable Corp.	2,047
9	Powell Industries, Inc.	246
4	Regal Beloit Corp.	293

		3,046

	Machinery — 4.0%
6	Barnes Group, Inc.	402
22	Columbus McKinnon Corp.	864
18	Federal Signal Corp.	357
58	Global Brass & Copper Holdings, Inc.	1,907
6	Greenbrier Cos., Inc. (The)	317
2	Hurco Cos., Inc.	85
4	Hyster-Yale Materials Handling, Inc.	375
8	Kadant, Inc.	841
4	Kennametal, Inc.	174
120	Meritor, Inc. (a)	2,817
6	NN, Inc.	160
1	Standex International Corp.	147
11	TriMas Corp. (a)	288
93	Wabash National Corp.	2,026

		10,760

	Marine — 0.1%
71	Costamare, Inc., (Monaco)	407

	Professional Services — 3.7%
28	Barrett Business Services, Inc.	1,825
5	CRA International, Inc.	242

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Professional Services — continued
16	ICF International, Inc. (a)	819
40	Insperity, Inc.	2,316
2	Kelly Services, Inc., Class A	56
7	Korn/Ferry International	269
83	RPX Corp.	1,109
24	TriNet Group, Inc. (a)	1,064
75	TrueBlue, Inc. (a)	2,063

		9,763

	Road & Rail — 1.2%
75	ArcBest Corp.	2,680
11	Schneider National, Inc., Class B	317
3	Universal Logistics Holdings, Inc.	68
4	YRC Worldwide, Inc. (a)	53

		3,118

	Trading Companies & Distributors — 1.4%
10	Applied Industrial Technologies, Inc.	654
39	CAI International, Inc. (a)	1,093
13	GMS, Inc. (a)	497
72	MRC Global, Inc. (a)	1,211
7	Titan Machinery, Inc. (a)	157
3	Veritiv Corp. (a)	95

		3,707

	Total Industrials	51,666

	Information Technology — 15.6%
	Communications Equipment — 1.1%
17	Ciena Corp. (a)	360
200	Extreme Networks, Inc. (a)	2,506

		2,866

	Electronic Equipment, Instruments & Components — 4.2%
2	Anixter International, Inc. (a)	114
51	Benchmark Electronics, Inc. (a)	1,477
80	Fitbit, Inc., Class A (a)	457
34	Insight Enterprises, Inc. (a)	1,296
5	Itron, Inc. (a)	334
73	KEMET Corp. (a)	1,095
31	Kimball Electronics, Inc. (a)	569
3	Littelfuse, Inc.	550
25	Methode Electronics, Inc.	1,005
3	Plexus Corp. (a)	182
65	Sanmina Corp. (a)	2,148
15	Tech Data Corp. (a)	1,491
11	Vishay Precision Group, Inc. (a)	264

		10,982

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 2.4%
26	Alteryx, Inc., Class A (a)	662
45	Apptio, Inc., Class A (a)	1,049
61	Blucora, Inc. (a)	1,352
2	Cargurus, Inc. (a)	69
7	Coupa Software, Inc. (a)	209
20	Five9, Inc. (a)	502
111	Limelight Networks, Inc. (a)	491
10	MongoDB, Inc. (a)	300
14	New Relic, Inc. (a)	809
3	SendGrid, Inc. (a)	60
40	Tintri, Inc. (a)	206
10	Web.com Group, Inc. (a)	214
12	Yelp, Inc. (a)	516

		6,439

	IT Services — 2.1%
2	Blackhawk Network Holdings, Inc. (a)	73
6	CACI International, Inc., Class A (a)	847
2	Euronet Worldwide, Inc. (a)	147
35	Everi Holdings, Inc. (a)	263
9	Switch, Inc., Class A	158
16	Sykes Enterprises, Inc. (a)	495
160	Travelport Worldwide Ltd.	2,085
112	Unisys Corp. (a)	914
14	Virtusa Corp. (a)	599

		5,581

	Semiconductors & Semiconductor Equipment — 2.5%
3	Advanced Energy Industries, Inc. (a)	211
31	Alpha & Omega Semiconductor Ltd. (a)	514
19	Cirrus Logic, Inc. (a)	1,001
34	Cohu, Inc.	735
110	Cypress Semiconductor Corp.	1,681
15	Ichor Holdings Ltd. (a)	359
5	Nanometrics, Inc. (a)	129
8	Rudolph Technologies, Inc. (a)	184
20	Sigma Designs, Inc. (a)	136
69	Ultra Clean Holdings, Inc. (a)	1,588
18	Xcerra Corp. (a)	180

		6,718

	Software — 3.3%
17	CommVault Systems, Inc. (a)	893
3	ForeScout Technologies, Inc. (a)	105
19	Imperva, Inc. (a)	766
3	MicroStrategy, Inc., Class A (a)	374
31	Progress Software Corp.	1,298
3	QAD, Inc., Class A	113

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Software — continued
12		Qualys, Inc. (a)	730
34		RingCentral, Inc., Class A (a)	1,635
27		SailPoint Technologies Holding, Inc. (a)	387
20		Take-Two Interactive Software, Inc. (a)	2,169
—	(h)	TiVo Corp.	1
7		Varonis Systems, Inc. (a)	345

			8,816

		Total Information Technology	41,402

		Materials — 4.7%
		Chemicals — 2.0%
15		Chemours Co. (The)	761
20		FutureFuel Corp.	286
3		Ingevity Corp. (a)	183
20		Innophos Holdings, Inc.	940
16		OMNOVA Solutions, Inc. (a)	160
41		Trinseo SA	3,006

			5,336

		Containers & Packaging — 0.5%
14		Berry Global Group, Inc. (a)	799
25		Graphic Packaging Holding Co.	386

			1,185

		Metals & Mining — 0.8%
74		AK Steel Holding Corp. (a)	419
59		Cleveland-Cliffs, Inc. (a)	428
6		Commercial Metals Co.	138
5		Ryerson Holding Corp. (a)	50
33		Warrior Met Coal, Inc.	825
5		Worthington Industries, Inc.	209

			2,069

		Paper & Forest Products — 1.4%
15		Boise Cascade Co.	594
40		Louisiana-Pacific Corp. (a)	1,061
32		Schweitzer-Mauduit International, Inc.	1,436
39		Verso Corp., Class A (a)	687

			3,778

		Total Materials	12,368

		Real Estate — 6.4%
		Equity Real Estate Investment Trusts (REITs) — 6.4%
11		Armada Hoffler Properties, Inc.	167
166		Ashford Hospitality Trust, Inc.	1,118
26		Bluerock Residential Growth REIT, Inc.	267
10		Chatham Lodging Trust	232
12		Chesapeake Lodging Trust	319

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
1	CorEnergy Infrastructure Trust, Inc.	42
6	CoreSite Realty Corp.	737
32	Cousins Properties, Inc.	294
3	CyrusOne, Inc.	167
10	DCT Industrial Trust, Inc.	564
18	DiamondRock Hospitality Co.	207
6	Easterly Government Properties, Inc.	128
9	Education Realty Trust, Inc.	316
49	First Industrial Realty Trust, Inc.	1,528
4	Franklin Street Properties Corp.	39
89	GEO Group, Inc. (The)	2,091
29	Getty Realty Corp.	788
8	Highwoods Properties, Inc.	412
6	Hudson Pacific Properties, Inc.	213
16	InfraREIT, Inc.	305
9	LaSalle Hotel Properties	264
8	New Senior Investment Group, Inc.	60
24	NexPoint Residential Trust, Inc.	666
43	Preferred Apartment Communities, Inc., Class A	861
2	PS Business Parks, Inc.	250
26	Ramco-Gershenson Properties Trust	384
44	Retail Opportunity Investments Corp.	877
25	Rexford Industrial Realty, Inc.	732
24	RLJ Lodging Trust	523
55	Summit Hotel Properties, Inc.	831
3	Sun Communities, Inc.	269
50	Sunstone Hotel Investors, Inc.	829
2	Urban Edge Properties	51
26	Xenia Hotels & Resorts, Inc.	550

	Total Real Estate	17,081

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
8	IDT Corp., Class B (a)	86

	Utilities — 2.9%
	Electric Utilities — 1.6%
2	El Paso Electric Co.	93
6	IDACORP, Inc.	587
4	MGE Energy, Inc.	244
9	PNM Resources, Inc.	360
42	Portland General Electric Co.	1,903
82	Spark Energy, Inc., Class A	1,016

		4,203

	Gas Utilities — 0.8%
15	New Jersey Resources Corp.	605
14	Southwest Gas Holdings, Inc.	1,134

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except for number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Gas Utilities — continued
5	WGL Holdings, Inc.	447

		2,186

	Independent Power and Renewable Electricity Producers — 0.5%
52	Atlantic Power Corp. (a)	122
16	Dynegy, Inc. (a)	195
15	NRG Yield, Inc., Class C	287
12	Ormat Technologies, Inc.	774

		1,378

	Water Utilities — 0.0% (g)
3	Consolidated Water Co. Ltd., (Cayman Islands)	34

	Total Utilities	7,801

	Total Common Stocks (Cost $192,257)	261,573

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
2	Emergent Capital, Inc., expiring 10/01/2019 (Strike Price $10.75) (a) (bb) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.6%
	Investment Company — 2.6%
6,978	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $6,978)	6,978

	Total Investments — 100.9% (Cost $199,235)	268,551
	Liabilities in Excess of Other Assets — (0.9)%	(2,322)

	NET ASSETS — 100.0%	$266,229

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Russell 2000 E-Mini Index	85	03/2018	USD	$6,530	$(12)

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.4%
	Consumer Discretionary — 13.0%
	Auto Components — 1.1%
537	LCI Industries	69,853

	Distributors — 2.1%
1,045	Pool Corp.	135,545

	Diversified Consumer Services — 0.8%
1,061	ServiceMaster Global Holdings, Inc. (a)	54,392

	Hotels, Restaurants & Leisure — 2.0%
390	Hilton Grand Vacations, Inc. (a)	16,377
611	Monarch Casino & Resort, Inc. (a)	27,368
1,123	Papa John’s International, Inc.	63,034
1,423	Zoe’s Kitchen, Inc. (a)	23,800

		130,579

	Internet & Direct Marketing Retail — 0.2%
2,711	Blue Apron Holdings, Inc., Class A (a)	10,926

	Leisure Products — 2.5%
2,741	Acushnet Holdings Corp.	57,770
1,593	Brunswick Corp.	87,941
555	Malibu Boats, Inc., Class A (a)	16,498

		162,209

	Media — 2.6%
2,466	Cinemark Holdings, Inc.	85,853
1,041	Emerald Expositions Events, Inc.	21,170
3,743	EW Scripps Co. (The), Class A (a)	58,507

		165,530

	Specialty Retail — 0.6%
388	American Eagle Outfitters, Inc.	7,296
3,696	Chico’s FAS, Inc.	32,594

		39,890

	Textiles, Apparel & Luxury Goods — 1.1%
596	Carter’s, Inc.	70,048

	Total Consumer Discretionary	838,972

	Consumer Staples — 3.5%
	Food & Staples Retailing — 1.8%
3,543	Performance Food Group Co. (a)	117,286

	Household Products — 1.7%
953	Spectrum Brands Holdings, Inc.	107,061

	Total Consumer Staples	224,347

	Energy — 4.0%
	Energy Equipment & Services — 3.0%
753	Core Laboratories NV	82,460

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — continued
4,949	Patterson-UTI Energy, Inc.	113,883

		196,343

	Oil, Gas & Consumable Fuels — 1.0%
7,169	SRC Energy, Inc. (a)	61,149

	Total Energy	257,492

	Financials — 16.6%
	Banks — 11.0%
2,813	Associated Banc-Corp.	71,438
2,234	BankUnited, Inc.	90,983
844	Commerce Bancshares, Inc.	47,101
1,546	First Financial Bancorp	40,739
2,130	First Hawaiian, Inc.	62,143
3,896	First Horizon National Corp.	77,885
638	First Interstate BancSystem, Inc., Class A	25,568
1,119	Glacier Bancorp, Inc.	44,072
1,517	Great Western Bancorp, Inc.	60,359
933	IBERIABANK Corp.	72,337
1,090	Western Alliance Bancorp (a)	61,739
751	Wintrust Financial Corp.	61,839

		716,203

	Capital Markets — 3.9%
941	Eaton Vance Corp.	53,065
264	FactSet Research Systems, Inc.	50,895
885	Lazard Ltd., Class A	46,456
946	Moelis & Co., Class A	45,877
562	Morningstar, Inc.	54,513

		250,806

	Insurance — 1.7%
637	Kinsale Capital Group, Inc.	28,671
1,108	ProAssurance Corp.	63,300
306	RLI Corp.	18,555

		110,526

	Total Financials	1,077,535

	Health Care — 10.8%
	Health Care Equipment & Supplies — 2.7%
298	ICU Medical, Inc. (a)	64,437
1,134	West Pharmaceutical Services, Inc.	111,915

		176,352

	Health Care Providers & Services — 4.2%
839	HealthEquity, Inc. (a)	39,150
2,096	HealthSouth Corp.	103,554
392	Magellan Health, Inc. (a)	37,822

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Providers & Services — continued
1,238	Premier, Inc., Class A (a)	36,146
286	WellCare Health Plans, Inc. (a)	57,491

		274,163

	Health Care Technology — 1.5%
1,397	Cotiviti Holdings, Inc. (a)	45,006
806	Medidata Solutions, Inc. (a)	51,050

		96,056

	Pharmaceuticals — 2.4%
2,475	Catalent, Inc. (a)	101,689
1,169	Prestige Brands Holdings, Inc. (a)	51,905

		153,594

	Total Health Care	700,165

	Industrials — 17.6%
	Building Products — 1.6%
1,426	JELD-WEN Holding, Inc. (a)	56,158
1,230	USG Corp. (a)	47,439

		103,597

	Commercial Services & Supplies — 4.4%
1,372	Advanced Disposal Services, Inc. (a)	32,842
2,355	Brady Corp., Class A	89,239
1,289	Herman Miller, Inc.	51,619
1,460	KAR Auction Services, Inc.	73,736
668	US Ecology, Inc.	34,075

		281,511

	Electrical Equipment — 0.8%
1,064	Generac Holdings, Inc. (a)	52,672

	Machinery — 7.3%
1,148	Allison Transmission Holdings, Inc.	49,437
995	Altra Industrial Motion Corp.	50,137
996	Douglas Dynamics, Inc.	37,644
524	Lincoln Electric Holdings, Inc.	48,031
374	Proto Labs, Inc. (a)	38,513
738	RBC Bearings, Inc. (a)	93,304
2,416	Toro Co. (The)	157,592

		474,658

	Road & Rail — 1.5%
898	Knight-Swift Transportation Holdings, Inc.	39,273
568	Landstar System, Inc.	59,085

		98,358

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.0%
1,004	Applied Industrial Technologies, Inc.	68,401
342	Watsco, Inc.	58,099

		126,500

	Total Industrials	1,137,296

	Information Technology — 13.0%
	Internet Software & Services — 3.4%
3,186	Cision Ltd. (a)	37,816
1,199	GrubHub, Inc. (a)	86,103
978	Instructure, Inc. (a)	32,357
1,761	Q2 Holdings, Inc. (a)	64,876

		221,152

	IT Services — 0.8%
1,044	CoreLogic, Inc. (a)	48,258

	Semiconductors & Semiconductor Equipment — 1.6%
1,102	Cabot Microelectronics Corp.	103,633

	Software — 7.2%
1,020	Aspen Technology, Inc. (a)	67,504
645	Blackbaud, Inc.	60,956
833	Guidewire Software, Inc. (a)	61,865
239	Imperva, Inc. (a)	9,490
1,110	Manhattan Associates, Inc. (a)	55,008
252	MicroStrategy, Inc., Class A (a)	33,028
1,042	SailPoint Technologies Holding, Inc. (a)	15,112
629	Splunk, Inc. (a)	52,092
737	Tableau Software, Inc., Class A (a)	51,011
354	Tyler Technologies, Inc. (a)	62,720

		468,786

	Total Information Technology	841,829

	Materials — 6.6%
	Chemicals — 3.7%
2,071	GCP Applied Technologies, Inc. (a)	66,057
2,947	PQ Group Holdings, Inc. (a)	48,476
385	Quaker Chemical Corp.	58,060
2,631	Valvoline, Inc.	65,938

		238,531

	Containers & Packaging — 2.9%
1,667	AptarGroup, Inc.	143,799
844	Crown Holdings, Inc. (a)	47,492

		191,291

	Total Materials	429,822

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate — 6.4%
	Equity Real Estate Investment Trusts (REITs) — 4.9%
857	EastGroup Properties, Inc.	75,761
2,268	National Retail Properties, Inc.	97,827
2,660	Outfront Media, Inc.	61,722
2,771	RLJ Lodging Trust	60,871
1,597	Williams Scotsman Corp., Class A (a)	20,277

		316,458

	Real Estate Management & Development — 1.5%
1,112	HFF, Inc., Class A	54,070
1,658	Realogy Holdings Corp.	43,933

		98,003

	Total Real Estate	414,461

	Utilities — 2.9%
	Electric Utilities — 1.3%
1,858	Portland General Electric Co.	84,696

	Multi-Utilities — 1.2%
1,321	NorthWestern Corp.	78,847

	Water Utilities — 0.4%
1,104	Evoqua Water Technologies Corp. (a)	26,178

	Total Utilities	189,721

	Total Common Stocks (Cost $4,249,395)	6,111,640

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Fund — 1.3%
	U.S. Equity — 1.3%
535	iShares Russell 2000 Fund (Cost $68,633)	81,582

Short-Term Investment — 4.3%
	Investment Company — 4.3%
278,254	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $278,254)	278,254

	Total Investments — 100.0% (Cost $4,596,282)	6,471,476
	Other Assets in Excess of Liabilities — 0.0% (g)	1,510

	NET ASSETS — 100.0%	$6,472,986

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.9%
	Consumer Discretionary — 14.7%
	Automobiles — 1.3%
373	Winnebago Industries, Inc.	20,714

	Distributors — 0.8%
95	Pool Corp.	12,337

	Diversified Consumer Services — 1.3%
221	Bright Horizons Family Solutions, Inc. (a)	20,728

	Hotels, Restaurants & Leisure — 3.6%
835	Boyd Gaming Corp.	29,282
403	Texas Roadhouse, Inc.	21,254
34	Vail Resorts, Inc.	7,143

		57,679

	Household Durables — 0.8%
720	TRI Pointe Group, Inc. (a)	12,910

	Internet & Direct Marketing Retail — 1.5%
1,893	Groupon, Inc. (a)	9,654
176	Wayfair, Inc., Class A (a)	14,166

		23,820

	Multiline Retail — 1.1%
352	Ollie’s Bargain Outlet Holdings, Inc. (a)	18,739

	Specialty Retail — 2.9%
138	Burlington Stores, Inc. (a)	16,975
196	Lithia Motors, Inc., Class A	22,290
193	National Vision Holdings, Inc. (a)	7,827

		47,092

	Textiles, Apparel & Luxury Goods — 1.4%
733	Wolverine World Wide, Inc.	23,377

	Total Consumer Discretionary	237,396

	Consumer Staples — 4.4%
	Food & Staples Retailing — 2.1%
78	Casey’s General Stores, Inc.	8,730
759	Performance Food Group Co. (a)	25,139

		33,869

	Food Products — 1.3%
643	Freshpet, Inc. (a)	12,176
193	Snyder’s-Lance, Inc.	9,682

		21,858

	Personal Products — 1.0%
701	elf Beauty, Inc. (a)	15,650

	Total Consumer Staples	71,377

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 1.1%
	Oil, Gas & Consumable Fuels — 1.1%
542	Jagged Peak Energy, Inc. (a)	8,558
224	RSP Permian, Inc. (a)	9,125

	Total Energy	17,683

	Financials — 5.6%
	Banks — 2.3%
182	Bank of the Ozarks, Inc.	8,839
46	Signature Bank (a)	6,287
245	Texas Capital Bancshares, Inc. (a)	21,750

		36,876

	Capital Markets — 2.7%
253	Evercore, Inc., Class A	22,767
292	Financial Engines, Inc.	8,840
1,080	PennantPark Investment Corp.	7,460
370	WisdomTree Investments, Inc.	4,638

		43,705

	Thrifts & Mortgage Finance — 0.6%
303	BofI Holding, Inc. (a)	9,052

	Total Financials	89,633

	Health Care — 20.6%
	Biotechnology — 8.8%
172	ACADIA Pharmaceuticals, Inc. (a)	5,171
475	Bellicum Pharmaceuticals, Inc. (a)	3,993
219	Biohaven Pharmaceutical Holding Co. Ltd. (a)	5,912
406	Clementia Pharmaceuticals, Inc., (Canada) (a)	7,706
41	Clovis Oncology, Inc. (a)	2,806
367	Coherus Biosciences, Inc. (a)	3,228
419	Exact Sciences Corp. (a)	22,031
258	FibroGen, Inc. (a)	12,237
819	Halozyme Therapeutics, Inc. (a)	16,603
182	Ignyta, Inc. (a)	4,867
108	Insmed, Inc. (a)	3,368
106	Neurocrine Biosciences, Inc. (a)	8,238
156	Portola Pharmaceuticals, Inc. (a)	7,592
293	REGENXBIO, Inc. (a)	9,744
123	Sage Therapeutics, Inc. (a)	20,208
175	Spark Therapeutics, Inc. (a)	9,011

		142,715

	Health Care Equipment & Supplies — 3.7%
1,404	GenMark Diagnostics, Inc. (a)	5,855
261	Insulet Corp. (a)	18,014
135	iRhythm Technologies, Inc. (a)	7,569
634	K2M Group Holdings, Inc. (a)	11,417

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — continued
202	Nevro Corp. (a)	13,941
1,305	TransEnterix, Inc. (a)	2,518

		59,314

	Health Care Providers & Services — 3.2%
374	Acadia Healthcare Co., Inc. (a)	12,189
632	Teladoc, Inc. (a)	22,027
91	WellCare Health Plans, Inc. (a)	18,341

		52,557

	Health Care Technology — 1.1%
856	Evolent Health, Inc., Class A (a)	10,531
118	Veeva Systems, Inc., Class A (a)	6,548

		17,079

	Pharmaceuticals — 3.8%
733	Horizon Pharma plc (a)	10,703
414	Nektar Therapeutics (a)	24,722
381	Revance Therapeutics, Inc. (a)	13,616
1,964	TherapeuticsMD, Inc. (a)	11,861

		60,902

	Total Health Care	332,567

	Industrials — 19.3%
	Aerospace & Defense — 1.7%
194	HEICO Corp.	18,303
145	Hexcel Corp.	8,938

		27,241

	Air Freight & Logistics — 0.7%
129	XPO Logistics, Inc. (a)	11,776

	Building Products — 5.6%
704	Advanced Drainage Systems, Inc.	16,786
433	JELD-WEN Holding, Inc. (a)	17,047
99	Lennox International, Inc.	20,584
180	Masonite International Corp. (a)	13,373
204	Trex Co., Inc. (a)	22,127

		89,917

	Commercial Services & Supplies — 1.2%
817	Advanced Disposal Services, Inc. (a)	19,552

	Machinery — 5.6%
352	Graco, Inc.	15,928
343	ITT, Inc.	18,285
240	John Bean Technologies Corp.	26,621
70	Middleby Corp. (The) (a)	9,497
214	Oshkosh Corp.	19,415

		89,746

SHARES	SECURITY DESCRIPTION	VALUE($)

	Marine — 0.5%
121	Kirby Corp. (a)	8,108

	Road & Rail — 1.9%
121	Old Dominion Freight Line, Inc.	15,951
210	Saia, Inc. (a)	14,853

		30,804

	Trading Companies & Distributors — 2.1%
433	H&E Equipment Services, Inc.	17,621
329	Rush Enterprises, Inc., Class A (a)	16,712

		34,333

	Total Industrials	311,477

	Information Technology — 26.0%
	Communications Equipment — 1.0%
330	Ciena Corp. (a)	6,899
688	Quantenna Communications, Inc. (a)	8,398

		15,297

	Electronic Equipment, Instruments & Components — 1.4%
113	Littelfuse, Inc.	22,279

	Internet Software & Services — 9.9%
211	2U, Inc. (a)	13,612
636	Cloudera, Inc. (a)	10,505
446	Envestnet, Inc. (a)	22,216
268	GoDaddy, Inc., Class A (a)	13,450
407	GrubHub, Inc. (a)	29,220
413	Instructure, Inc. (a)	13,680
425	MuleSoft, Inc., Class A (a)	9,894
529	Nutanix, Inc., Class A (a)	18,652
429	Okta, Inc. (a)	10,975
383	Trade Desk, Inc. (The), Class A (a)	17,518

		159,722

	Semiconductors & Semiconductor Equipment — 5.1%
181	Cavium, Inc. (a)	15,185
460	Inphi Corp. (a)	16,830
261	MACOM Technology Solutions Holdings, Inc. (a)	8,492
238	MKS Instruments, Inc.	22,458
175	Monolithic Power Systems, Inc.	19,707

		82,672

	Software — 8.6%
366	Appian Corp. (a)	11,537
169	Atlassian Corp. plc, (Australia), Class A (a)	7,678
164	Guidewire Software, Inc. (a)	12,207
206	HubSpot, Inc. (a)	18,207
289	Paycom Software, Inc. (a)	23,186

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
175	Proofpoint, Inc. (a)	15,522
305	RingCentral, Inc., Class A (a)	14,746
515	SailPoint Technologies Holding, Inc. (a)	7,473
79	Tyler Technologies, Inc. (a)	14,060
429	Zendesk, Inc. (a)	14,508

		139,124

	Total Information Technology	419,094

	Materials — 3.9%
	Chemicals — 1.4%
974	Ferro Corp. (a)	22,983

	Construction Materials — 2.5%
181	Eagle Materials, Inc.	20,519
621	Summit Materials, Inc., Class A (a)	19,513

		40,032

	Total Materials	63,015

	Real Estate — 1.7%
	Equity Real Estate Investment Trusts (REITs) — 1.0%
277	CubeSmart	7,997
175	Highwoods Properties, Inc.	8,887

		16,884

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.7%
221	RE/MAX Holdings, Inc., Class A	10,732

	Total Real Estate	27,616

	Utilities — 0.6%
	Water Utilities — 0.6%
430	Evoqua Water Technologies Corp. (a)	10,198

	Total Common Stocks (Cost $1,014,671)	1,580,056

Short-Term Investment — 3.3%
	Investment Company — 3.3%
52,589	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $52,589)	52,589

	Total Investments — 101.2% (Cost $1,067,260)	1,632,645
	Liabilities in Excess of Other Assets — (1.2)%	(19,030)

	NET ASSETS — 100.0%	$1,613,615

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.0%
	Consumer Discretionary — 11.4%
	Auto Components — 0.2%
8	Cooper-Standard Holdings, Inc. (a)	1,029
164	Stoneridge, Inc. (a)	3,756

		4,785

	Distributors — 0.1%
238	Funko, Inc., Class A (a)	1,580
7	Weyco Group, Inc.	208

		1,788

	Diversified Consumer Services — 0.9%
73	American Public Education, Inc. (a)	1,821
276	Ascent Capital Group, Inc., Class A (a)	3,165
206	Houghton Mifflin Harcourt Co. (a)	1,916
283	K12, Inc. (a)	4,497
403	Regis Corp. (a)	6,182
9	Weight Watchers International, Inc. (a)	390

		17,971

	Hotels, Restaurants & Leisure — 2.4%
146	Brinker International, Inc.	5,675
421	Penn National Gaming, Inc. (a)	13,190
680	Pinnacle Entertainment, Inc. (a)	22,250
290	Ruth’s Hospitality Group, Inc.	6,275
43	Speedway Motorsports, Inc.	815

		48,205

	Household Durables — 2.3%
31	AV Homes, Inc. (a)	521
658	Beazer Homes USA, Inc. (a)	12,637
105	Hamilton Beach Brands Holding Co., Class A	2,695
30	Helen of Troy Ltd. (a)	2,871
1,333	Hovnanian Enterprises, Inc., Class A (a)	4,465
583	KB Home	18,630
160	MDC Holdings, Inc.	5,099

		46,918

	Internet & Direct Marketing Retail — 0.2%
514	Liberty TripAdvisor Holdings, Inc., Class A (a)	4,842

	Media — 1.4%
201	Eros International plc, (India) (a)	1,941
496	EW Scripps Co. (The), Class A (a)	7,756
1,109	Gannett Co., Inc.	12,853
58	Hemisphere Media Group, Inc. (a)	670
193	Time, Inc.	3,553
72	tronc, Inc. (a)	1,261

		28,034

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 0.9%
283	Dillard’s, Inc., Class A	17,018

	Specialty Retail — 2.1%
269	Aaron’s, Inc.	10,716
199	Chico’s FAS, Inc.	1,758
146	Children’s Place, Inc. (The)	21,192
1,214	Office Depot, Inc.	4,297
1,128	Pier 1 Imports, Inc.	4,669

		42,632

	Textiles, Apparel & Luxury Goods — 0.9%
17	Deckers Outdoor Corp. (a)	1,372
243	Fossil Group, Inc. (a)	1,887
413	Movado Group, Inc.	13,308
50	Perry Ellis International, Inc. (a)	1,262

		17,829

	Total Consumer Discretionary	230,022

	Consumer Staples — 1.7%
	Food & Staples Retailing — 0.1%
21	SpartanNash Co.	569
8	United Natural Foods, Inc. (a)	394

		963

	Food Products — 1.1%
78	Bob Evans Farms, Inc.	6,140
559	Darling Ingredients, Inc. (a)	10,138
62	Dean Foods Co.	721
46	Fresh Del Monte Produce, Inc.	2,174
69	Snyder’s-Lance, Inc.	3,456

		22,629

	Household Products — 0.2%
111	Central Garden & Pet Co., Class A (a)	4,178

	Tobacco — 0.3%
119	Universal Corp.	6,221

	Total Consumer Staples	33,991

	Energy — 5.6%
	Energy Equipment & Services — 2.4%
839	Archrock, Inc.	8,805
47	Natural Gas Services Group, Inc. (a)	1,237
2,423	Noble Corp. plc (a)	10,951
328	Parker Drilling Co. (a)	328
1,257	Rowan Cos. plc, Class A (a)	19,685
329	Unit Corp. (a)	7,236

		48,242

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — 3.2%
1,818	Bill Barrett Corp. (a)	9,328
566	Delek US Energy, Inc.	19,776
3,388	Denbury Resources, Inc. (a)	7,487
1,980	EP Energy Corp., Class A (a)	4,672
51	NACCO Industries, Inc., Class A	1,924
244	Pacific Ethanol, Inc. (a)	1,110
72	Renewable Energy Group, Inc. (a)	848
173	REX American Resources Corp. (a)	14,289
415	Sanchez Energy Corp. (a)	2,201
75	Ship Finance International Ltd., (Norway)	1,164
295	W&T Offshore, Inc. (a)	975

		63,774

	Total Energy	112,016

	Financials — 29.5%
	Banks — 17.7%
115	1st Source Corp.	5,687
7	American National Bankshares, Inc.	257
137	BancFirst Corp.	6,987
398	BancorpSouth Bank	12,505
174	Bank of Hawaii Corp.	14,920
33	Bryn Mawr Bank Corp.	1,450
18	Cadence BanCorp (a)	475
219	Cathay General Bancorp	9,252
486	Central Pacific Financial Corp.	14,509
26	Central Valley Community Bancorp	519
9	Century Bancorp, Inc., Class A	696
21	Citizens & Northern Corp.	492
154	City Holding Co.	10,390
112	Columbia Banking System, Inc.	4,848
144	Community Bank System, Inc.	7,761
130	Community Trust Bancorp, Inc.	6,131
13	East West Bancorp, Inc.	793
262	FCB Financial Holdings, Inc., Class A (a)	13,299
74	Financial Institutions, Inc.	2,301
32	First BanCorp	1,137
1,289	First BanCorp, (Puerto Rico) (a)	6,574
9	First Citizens BancShares, Inc., Class A	3,587
1,293	First Commonwealth Financial Corp.	18,510
64	First Community Bancshares, Inc.	1,842
115	First Financial Bancorp	3,036
81	First Financial Bankshares, Inc.	3,627
22	First Financial Corp.	1,002
103	First Hawaiian, Inc.	2,994
72	First Horizon National Corp.	1,442
107	First Interstate BancSystem, Inc., Class A	4,300

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
156	Flushing Financial Corp.	4,276
376	Fulton Financial Corp.	6,732
226	Glacier Bancorp, Inc.	8,890
39	Great Southern Bancorp, Inc.	2,025
111	Great Western Bancorp, Inc.	4,430
342	Hancock Holding Co.	16,930
26	Heritage Financial Corp.	796
486	Hope Bancorp, Inc.	8,868
59	Independent Bank Corp.	1,307
1,036	Investors Bancorp, Inc.	14,378
44	Lakeland Financial Corp.	2,153
151	MainSource Financial Group, Inc.	5,489
20	Mercantile Bank Corp.	714
599	OFG Bancorp, (Puerto Rico)	5,632
166	PacWest Bancorp	8,351
19	Preferred Bank	1,105
21	Republic Bancorp, Inc., Class A	791
23	S&T Bancorp, Inc.	928
28	Sandy Spring Bancorp, Inc.	1,108
59	Simmons First National Corp., Class A	3,359
8	South State Corp.	684
83	Southside Bancshares, Inc.	2,779
61	State Bank Financial Corp.	1,826
20	Stock Yards Bancorp, Inc.	762
24	Tompkins Financial Corp.	1,920
27	TriState Capital Holdings, Inc. (a)	626
377	Trustmark Corp.	12,021
237	UMB Financial Corp.	17,038
628	Umpqua Holdings Corp.	13,060
393	Union Bankshares Corp.	14,207
81	Valley National Bancorp	904
41	Washington Trust Bancorp, Inc.	2,157
119	Webster Financial Corp.	6,672
14	West Bancorp, Inc.	348
366	Westamerica Bancorp	21,796

		356,385

	Capital Markets — 0.9%
46	Arlington Asset Investment Corp., Class A	545
9	Associated Capital Group, Inc., Class A	304
20	GAMCO Investors, Inc., Class A	599
54	Investment Technology Group, Inc.	1,032
74	Oppenheimer Holdings, Inc., Class A	1,983
83	Stifel Financial Corp.	4,914
80	Virtus Investment Partners, Inc.	9,250

		18,627

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Consumer Finance — 0.5%
359	EZCORP, Inc., Class A (a)	4,380
96	Nelnet, Inc., Class A	5,281
36	Regional Management Corp. (a)	939

		10,600

	Diversified Financial Services — 0.2%
239	Cannae Holdings, Inc. (a)	4,070
35	Marlin Business Services Corp.	773

		4,843

	Insurance — 4.7%
69	Argo Group International Holdings Ltd.	4,272
868	CNO Financial Group, Inc.	21,436
12	Global Indemnity Ltd., (Cayman Islands) (a)	517
78	Hallmark Financial Services, Inc. (a)	811
377	Heritage Insurance Holdings, Inc.	6,788
229	Horace Mann Educators Corp.	10,077
9	Infinity Property & Casualty Corp.	986
1,379	MBIA, Inc. (a)	10,092
62	Navigators Group, Inc. (The)	3,019
202	Primerica, Inc.	20,472
139	ProAssurance Corp.	7,961
418	Third Point Reinsurance Ltd., (Bermuda) (a)	6,121
60	Universal Insurance Holdings, Inc.	1,636

		94,188

	Mortgage Real Estate Investment Trusts (REITs) — 2.1%
100	AG Mortgage Investment Trust, Inc.	1,897
919	Capstead Mortgage Corp.	7,949
132	Cherry Hill Mortgage Investment Corp.	2,373
2,133	CYS Investments, Inc.	17,130
218	Dynex Capital, Inc.	1,529
205	Ellington Residential Mortgage REIT	2,471
445	Invesco Mortgage Capital, Inc.	7,927

		41,276

	Thrifts & Mortgage Finance — 3.4%
66	BankFinancial Corp.	1,005
1,215	Beneficial Bancorp, Inc.	19,979
262	Charter Financial Corp.	4,601
36	First Defiance Financial Corp.	1,892
330	Meridian Bancorp, Inc.	6,796
592	Northfield Bancorp, Inc.	10,118
29	Oritani Financial Corp.	480
20	Provident Financial Holdings, Inc.	359
17	Territorial Bancorp, Inc.	515
45	United Community Financial Corp.	413
103	United Financial Bancorp, Inc.	1,815

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — continued
144	Walker & Dunlop, Inc. (a)	6,830
318	Washington Federal, Inc.	10,878
94	Waterstone Financial, Inc.	1,603
21	WSFS Financial Corp.	995

		68,279

	Total Financials	594,198

	Health Care — 7.2%
	Biotechnology — 2.6%
50	Acorda Therapeutics, Inc. (a)	1,068
149	Adamas Pharmaceuticals, Inc. (a)	5,040
455	AMAG Pharmaceuticals, Inc. (a)	6,031
498	Ardelyx, Inc. (a)	3,288
154	Arsanis, Inc. (a)	1,965
115	Deciphera Pharmaceuticals, Inc. (a)	2,600
70	Enanta Pharmaceuticals, Inc. (a)	4,102
248	Five Prime Therapeutics, Inc. (a)	5,443
2,141	Idera Pharmaceuticals, Inc. (a)	4,517
12	Immune Design Corp. (a)	47
824	Iovance Biotherapeutics, Inc. (a)	6,594
12	MacroGenics, Inc. (a)	236
54	Radius Health, Inc. (a)	1,712
509	Rigel Pharmaceuticals, Inc. (a)	1,973
266	Syndax Pharmaceuticals, Inc. (a)	2,333
407	Tocagen, Inc. (a)	4,168
235	Versartis, Inc. (a)	518

		51,635

	Health Care Equipment & Supplies — 1.2%
242	Halyard Health, Inc. (a)	11,157
201	Meridian Bioscience, Inc.	2,818
457	Wright Medical Group NV (a)	10,141

		24,116

	Health Care Providers & Services — 1.9%
358	American Renal Associates Holdings, Inc. (a)	6,224
726	Community Health Systems, Inc. (a)	3,094
128	Cross Country Healthcare, Inc. (a)	1,631
77	Genesis Healthcare, Inc. (a)	59
949	Kindred Healthcare, Inc.	9,203
95	Molina Healthcare, Inc. (a)	7,308
207	Owens & Minor, Inc.	3,914
89	Tivity Health, Inc. (a)	3,257
51	Triple-S Management Corp., (Puerto Rico), Class B (a)	1,267
16	WellCare Health Plans, Inc. (a)	3,278

		39,235

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Technology — 0.3%
451	Allscripts Healthcare Solutions, Inc. (a)	6,562

	Pharmaceuticals — 1.2%
69	Amphastar Pharmaceuticals, Inc. (a)	1,330
142	Dermira, Inc. (a)	3,957
336	Intra-Cellular Therapies, Inc. (a)	4,865
153	Medicines Co. (The) (a)	4,183
106	MyoKardia, Inc. (a)	4,467
768	Tetraphase Pharmaceuticals, Inc. (a)	4,838

		23,640

	Total Health Care	145,188

	Industrials — 12.8%
	Aerospace & Defense — 1.2%
143	AAR Corp.	5,626
86	Curtiss-Wright Corp.	10,431
91	Moog, Inc., Class A (a)	7,938

		23,995

	Building Products — 0.0% (g)
26	Gibraltar Industries, Inc. (a)	845

	Commercial Services & Supplies — 2.0%
1,546	ACCO Brands Corp. (a)	18,856
897	ARC Document Solutions, Inc. (a)	2,289
71	CECO Environmental Corp.	364
89	Ennis, Inc.	1,840
173	Essendant, Inc.	1,607
365	Quad/Graphics, Inc.	8,256
127	VSE Corp.	6,146

		39,358

	Construction & Engineering — 1.7%
38	Argan, Inc.	1,710
260	EMCOR Group, Inc.	21,280
252	KBR, Inc.	4,999
184	MYR Group, Inc. (a)	6,581

		34,570

	Electrical Equipment — 0.1%
86	Powell Industries, Inc.	2,464

	Machinery — 2.7%
101	AGCO Corp.	7,221
163	Briggs & Stratton Corp.	4,128
287	Douglas Dynamics, Inc.	10,833
27	Graham Corp.	571
233	Harsco Corp. (a)	4,344
48	Hurco Cos., Inc.	2,026

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
65	Kadant, Inc.	6,476
894	Wabash National Corp.	19,389

		54,988

	Marine — 0.3%
1,069	Costamare, Inc., (Monaco)	6,169

	Professional Services — 2.6%
119	Barrett Business Services, Inc.	7,663
29	CRA International, Inc.	1,295
418	FTI Consulting, Inc. (a)	17,936
233	Huron Consulting Group, Inc. (a)	9,437
45	ICF International, Inc. (a)	2,362
604	RPX Corp.	8,123
173	TrueBlue, Inc. (a)	4,767

		51,583

	Road & Rail — 1.0%
339	ArcBest Corp.	12,115
67	Schneider National, Inc., Class B	1,908
472	YRC Worldwide, Inc. (a)	6,783

		20,806

	Trading Companies & Distributors — 1.2%
145	DXP Enterprises, Inc. (a)	4,282
661	MRC Global, Inc. (a)	11,185
398	Titan Machinery, Inc. (a)	8,417

		23,884

	Total Industrials	258,662

	Information Technology — 9.2%
	Communications Equipment — 1.4%
38	Comtech Telecommunications Corp.	838
207	Finisar Corp. (a)	4,204
1,352	Infinera Corp. (a)	8,558
72	InterDigital, Inc.	5,445
309	NetScout Systems, Inc. (a)	9,394
79	Ribbon Communications, Inc. (a)	607

		29,046

	Electronic Equipment, Instruments & Components — 3.7%
215	Bel Fuse, Inc., Class B	5,405
667	Benchmark Electronics, Inc. (a)	19,401
97	Insight Enterprises, Inc. (a)	3,699
212	Tech Data Corp. (a)	20,789
646	TTM Technologies, Inc. (a)	10,118
688	Vishay Intertechnology, Inc.	14,278

		73,690

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Internet Software & Services — 0.0% (g)
38	TechTarget, Inc. (a)	523

	IT Services — 1.5%
102	Convergys Corp.	2,397
37	EVERTEC, Inc., (Puerto Rico)	500
230	Perficient, Inc. (a)	4,376
835	Travelport Worldwide Ltd.	10,915
1,493	Unisys Corp. (a)	12,171

		30,359

	Semiconductors & Semiconductor Equipment — 1.3%
795	Amkor Technology, Inc. (a)	7,985
780	Cypress Semiconductor Corp.	11,888
146	Nanometrics, Inc. (a)	3,631
72	Xperi Corp.	1,762

		25,266

	Software — 1.3%
5	Aspen Technology, Inc. (a)	318
68	Fair Isaac Corp.	10,402
47	Monotype Imaging Holdings, Inc.	1,141
316	Progress Software Corp.	13,470
104	TiVo Corp.	1,622

		26,953

	Total Information Technology	185,837

	Materials — 5.3%
	Chemicals — 1.4%
175	American Vanguard Corp.	3,447
179	FutureFuel Corp.	2,526
23	Innophos Holdings, Inc.	1,061
111	Minerals Technologies, Inc.	7,670
87	Olin Corp.	3,095
397	Rayonier Advanced Materials, Inc.	8,125
25	Trinseo SA	1,837

		27,761

	Containers & Packaging — 0.3%
390	Graphic Packaging Holding Co.	6,019
58	Myers Industries, Inc.	1,137

		7,156

	Metals & Mining — 2.7%
756	AK Steel Holding Corp. (a)	4,279
218	Carpenter Technology Corp.	11,121
256	Cleveland-Cliffs, Inc. (a)	1,844
78	Kaiser Aluminum Corp.	8,345
143	Schnitzer Steel Industries, Inc., Class A	4,797
933	SunCoke Energy, Inc. (a)	11,190

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — continued
63	Warrior Met Coal, Inc.	1,594
248	Worthington Industries, Inc.	10,936

		54,106

	Paper & Forest Products — 0.9%
105	Domtar Corp.	5,205
51	Louisiana-Pacific Corp. (a)	1,329
240	Schweitzer-Mauduit International, Inc.	10,895

		17,429

	Total Materials	106,452

	Real Estate — 9.3%
	Equity Real Estate Investment Trusts (REITs) — 9.3%
146	Alexander & Baldwin, Inc.	4,061
97	American Assets Trust, Inc.	3,702
209	Apartment Investment & Management Co., Class A	9,132
313	Ashford Hospitality Prime, Inc.	3,045
949	Ashford Hospitality Trust, Inc.	6,387
384	CBL & Associates Properties, Inc.	2,173
291	Cedar Realty Trust, Inc.	1,771
80	CorEnergy Infrastructure Trust, Inc.	3,067
88	CoreSite Realty Corp.	10,035
195	DCT Industrial Trust, Inc.	11,487
475	DiamondRock Hospitality Co.	5,367
70	EPR Properties	4,582
134	First Industrial Realty Trust, Inc.	4,204
52	Franklin Street Properties Corp.	554
155	Getty Realty Corp.	4,208
78	Gladstone Commercial Corp.	1,632
484	Government Properties Income Trust	8,970
73	Hersha Hospitality Trust	1,263
32	Highwoods Properties, Inc.	1,609
169	Hospitality Properties Trust	5,039
385	InfraREIT, Inc.	7,159
405	Investors Real Estate Trust	2,299
129	Kite Realty Group Trust	2,526
84	LaSalle Hotel Properties	2,361
105	LTC Properties, Inc.	4,555
135	Mack-Cali Realty Corp.	2,911
213	Pebblebrook Hotel Trust	7,932
471	Pennsylvania REIT	5,603
195	Potlatch Corp.	9,706
210	Preferred Apartment Communities, Inc., Class A	4,261
89	PS Business Parks, Inc.	11,170
547	RLJ Lodging Trust	12,019
13	Saul Centers, Inc.	772
534	Sunstone Hotel Investors, Inc.	8,819
15	Taubman Centers, Inc.	955

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
83	Urstadt Biddle Properties, Inc., Class A	1,794
694	Washington Prime Group, Inc.	4,939
10	Washington REIT	302
210	Xenia Hotels & Resorts, Inc.	4,534

		186,905

	Real Estate Management & Development — 0.0% (g)
46	St Joe Co. (The) (a)	825

	Total Real Estate	187,730

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.4%
745	Consolidated Communications Holdings, Inc.	9,085

	Utilities — 6.6%
	Electric Utilities — 1.6%
274	El Paso Electric Co.	15,144
351	Portland General Electric Co.	15,980
100	Spark Energy, Inc., Class A	1,237

		32,361

	Gas Utilities — 1.8%
237	Northwest Natural Gas Co.	14,149
160	Southwest Gas Holdings, Inc.	12,853
133	Spire, Inc.	10,025

		37,027

	Independent Power and Renewable Electricity Producers — 1.3%
2,240	Atlantic Power Corp. (a)	5,263
1,201	Dynegy, Inc. (a)	14,237
294	Pattern Energy Group, Inc.	6,318

		25,818

	Multi-Utilities — 1.2%
264	Avista Corp.	13,568
139	NorthWestern Corp.	8,322
55	Unitil Corp.	2,509

		24,399

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.7%
151	American States Water Co.	8,721
118	California Water Service Group	5,370

		14,091

	Total Utilities	133,696

	Total Common Stocks (Cost $1,519,439)	1,996,877

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
3	Emergent Capital, Inc., expiring 10/01/2019 (Strike Price $10.75) (a) (bb) (Cost $—)	—

SHARES
Short-Term Investment — 1.1%
	Investment Company — 1.1%
22,133	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $22,133)	22,133

	Total Investments — 100.1% (Cost $1,541,572)	2,019,010
	Liabilities in Excess of Other Assets — (0.1)%	(2,629)

	NET ASSETS — 100.0%	$2,016,381

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Russell 2000 E-Mini Index	179	03/2018	USD	$13,752	$68

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.0%
	Consumer Discretionary — 13.7%
	Auto Components — 1.1%
368	Stoneridge, Inc. (a)	8,408
185	Tenneco, Inc.	10,853

		19,261

	Distributors — 0.1%
208	Funko, Inc., Class A (a)	1,383
13	Weyco Group, Inc.	384

		1,767

	Diversified Consumer Services — 0.6%
173	Ascent Capital Group, Inc., Class A (a)	1,988
183	Houghton Mifflin Harcourt Co. (a)	1,697
405	Regis Corp. (a)	6,219
8	Strayer Education, Inc.	744

		10,648

	Hotels, Restaurants & Leisure — 3.9%
573	Bloomin’ Brands, Inc.	12,221
189	Brinker International, Inc.	7,341
410	Penn National Gaming, Inc. (a)	12,855
773	Pinnacle Entertainment, Inc. (a)	25,284
424	Sonic Corp.	11,652
94	Speedway Motorsports, Inc.	1,764

		71,117

	Household Durables — 2.1%
54	AV Homes, Inc. (a)	896
393	Beazer Homes USA, Inc. (a)	7,553
125	Hamilton Beach Brands Holding Co., Class A	3,219
378	Hovnanian Enterprises, Inc., Class A (a)	1,265
69	KB Home	2,195
21	Lifetime Brands, Inc.	340
911	Taylor Morrison Home Corp., Class A (a)	22,302

		37,770

	Internet & Direct Marketing Retail — 0.4%
284	Liberty TripAdvisor Holdings, Inc., Class A (a)	2,674
87	Shutterfly, Inc. (a)	4,308

		6,982

	Media — 1.9%
269	Eros International plc, (India) (a)	2,593
288	EW Scripps Co. (The), Class A (a)	4,500
798	Gannett Co., Inc.	9,243
235	Hemisphere Media Group, Inc. (a)	2,709
142	National CineMedia, Inc.	977
238	Sinclair Broadcast Group, Inc., Class A	8,989
312	Time, Inc.	5,762
42	tronc, Inc. (a)	735

		35,508

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 0.6%
151	Big Lots, Inc.	8,473
33	Dillard’s, Inc., Class A	1,952

		10,425

	Specialty Retail — 2.1%
56	Aaron’s, Inc.	2,244
128	Children’s Place, Inc. (The)	18,561
64	GNC Holdings, Inc., Class A (a)	237
46	National Vision Holdings, Inc. (a)	1,880
388	Office Depot, Inc.	1,375
1,087	Pier 1 Imports, Inc.	4,501
239	Sleep Number Corp. (a)	8,999

		37,797

	Textiles, Apparel & Luxury Goods — 0.9%
229	Movado Group, Inc.	7,377
66	Perry Ellis International, Inc. (a)	1,642
224	Wolverine World Wide, Inc.	7,135

		16,154

	Total Consumer Discretionary	247,429

	Consumer Staples — 2.0%
	Food & Staples Retailing — 0.2%
101	Ingles Markets, Inc., Class A	3,498

	Food Products — 1.7%
868	Darling Ingredients, Inc. (a)	15,732
289	Dean Foods Co.	3,337
185	Pilgrim’s Pride Corp. (a)	5,740
28	Post Holdings, Inc. (a)	2,179
24	Sanderson Farms, Inc.	3,275
22	Seneca Foods Corp., Class A (a)	689

		30,952

	Personal Products — 0.1%
20	Herbalife Ltd. (a)	1,341
15	Medifast, Inc.	1,047

		2,388

	Total Consumer Staples	36,838

	Energy — 3.9%
	Energy Equipment & Services — 1.1%
364	Archrock, Inc.	3,822
59	Natural Gas Services Group, Inc. (a)	1,533
350	Parker Drilling Co. (a)	350
150	RigNet, Inc. (a)	2,238
376	Rowan Cos. plc, Class A (a)	5,893
33	SEACOR Holdings, Inc. (a)	1,530
33	SEACOR Marine Holdings, Inc. (a)	389
135	Unit Corp. (a)	2,968

		18,723

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — 2.8%
16	Adams Resources & Energy, Inc.	696
986	Bill Barrett Corp. (a)	5,059
382	Delek US Energy, Inc.	13,358
1,164	Denbury Resources, Inc. (a)	2,573
7	Dorian LPG Ltd. (a)	60
901	EP Energy Corp., Class A (a)	2,125
83	International Seaways, Inc. (a)	1,532
63	NACCO Industries, Inc., Class A	2,361
380	Renewable Energy Group, Inc. (a)	4,481
187	REX American Resources Corp. (a)	15,498
362	Sanchez Energy Corp. (a)	1,924
397	W&T Offshore, Inc. (a)	1,315

		50,982

	Total Energy	69,705

	Financials — 17.0%
	Banks — 8.6%
59	1st Source Corp.	2,931
183	BancFirst Corp.	9,345
243	BancorpSouth Bank	7,633
15	Cadence BanCorp (a)	412
95	Cathay General Bancorp	4,002
312	Central Pacific Financial Corp.	9,292
22	Central Valley Community Bancorp	448
25	Citizens & Northern Corp.	593
60	City Holding Co.	4,068
392	CVB Financial Corp.	9,224
4	East West Bancorp, Inc.	233
291	FCB Financial Holdings, Inc., Class A (a)	14,793
396	First Commonwealth Financial Corp.	5,674
27	First Community Bancshares, Inc.	761
63	First Financial Bancorp	1,650
88	First Hawaiian, Inc.	2,553
222	First Horizon National Corp.	4,441
64	First Interstate BancSystem, Inc., Class A	2,551
80	Flushing Financial Corp.	2,211
102	Fulton Financial Corp.	1,822
31	Great Western Bancorp, Inc.	1,246
40	Guaranty Bancorp	1,109
86	Heritage Financial Corp.	2,658
194	Hope Bancorp, Inc.	3,535
125	Independent Bank Corp.	3,385
266	Investors Bancorp, Inc.	3,695
29	MainSource Financial Group, Inc.	1,049
22	National Bank Holdings Corp., Class A	718
220	OFG Bancorp, (Puerto Rico)	2,066
65	PacWest Bancorp	3,271

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
132	People’s United Financial, Inc.	2,478
27	Sierra Bancorp	728
56	Simmons First National Corp., Class A	3,216
19	Southside Bancshares, Inc.	641
244	TCF Financial Corp.	5,000
84	Trustmark Corp.	2,663
59	UMB Financial Corp.	4,222
294	Union Bankshares Corp.	10,638
57	Webster Financial Corp.	3,184
39	West Bancorp, Inc.	978
241	Westamerica Bancorp	14,358

		155,475

	Capital Markets — 1.1%
35	Federated Investors, Inc., Class B	1,259
134	Houlihan Lokey, Inc.	6,088
51	MarketAxess Holdings, Inc.	10,350
20	Virtus Investment Partners, Inc.	2,301

		19,998

	Consumer Finance — 0.7%
11	Credit Acceptance Corp. (a)	3,429
498	EZCORP, Inc., Class A (a)	6,077
80	Nelnet, Inc., Class A	4,360

		13,866

	Insurance — 2.7%
18	Ambac Financial Group, Inc. (a)	281
17	Blue Capital Reinsurance Holdings Ltd., (Bermuda)	207
335	CNO Financial Group, Inc.	8,274
62	First American Financial Corp.	3,446
22	Global Indemnity Ltd., (Cayman Islands) (a)	941
78	Kemper Corp.	5,395
75	Kinsale Capital Group, Inc.	3,380
574	MBIA, Inc. (a)	4,201
93	Navigators Group, Inc. (The)	4,534
97	Primerica, Inc.	9,850
74	ProAssurance Corp.	4,241
120	Third Point Reinsurance Ltd., (Bermuda) (a)	1,764
68	Universal Insurance Holdings, Inc.	1,854

		48,368

	Mortgage Real Estate Investment Trusts (REITs) — 1.1%
520	Capstead Mortgage Corp.	4,499
56	Cherry Hill Mortgage Investment Corp.	1,013
1,645	CYS Investments, Inc.	13,211
48	Dynex Capital, Inc.	335

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Mortgage Real Estate Investment Trusts (REITs) — continued
40	Invesco Mortgage Capital, Inc.	708

		19,766

	Thrifts & Mortgage Finance — 2.8%
73	BankFinancial Corp.	1,117
755	Beneficial Bancorp, Inc.	12,423
22	Capitol Federal Financial, Inc.	295
66	Charter Financial Corp.	1,165
22	First Defiance Financial Corp.	1,122
581	Meridian Bancorp, Inc.	11,958
249	MGIC Investment Corp. (a)	3,510
116	NMI Holdings, Inc., Class A (a)	1,967
541	Northfield Bancorp, Inc.	9,237
34	Provident Financial Holdings, Inc.	633
146	Walker & Dunlop, Inc. (a)	6,921

		50,348

	Total Financials	307,821

	Health Care — 16.3%
	Biotechnology — 6.9%
92	ACADIA Pharmaceuticals, Inc. (a)	2,758
988	Achillion Pharmaceuticals, Inc. (a)	2,846
132	Aimmune Therapeutics, Inc. (a)	4,996
364	Alder Biopharmaceuticals, Inc. (a)	4,166
132	Allena Pharmaceuticals, Inc. (a)	1,329
404	Amicus Therapeutics, Inc. (a)	5,811
142	Arena Pharmaceuticals, Inc. (a)	4,826
55	Avexis, Inc. (a)	6,065
120	Biohaven Pharmaceutical Holding Co. Ltd. (a)	3,240
190	Cara Therapeutics, Inc. (a)	2,330
74	Clovis Oncology, Inc. (a)	5,005
207	CytomX Therapeutics, Inc. (a)	4,363
328	Edge Therapeutics, Inc. (a)	3,074
142	Flexion Therapeutics, Inc. (a)	3,566
129	Global Blood Therapeutics, Inc. (a)	5,076
293	Ignyta, Inc. (a)	7,815
155	Mersana Therapeutics, Inc. (a)	2,552
172	Myriad Genetics, Inc. (a)	5,907
2,587	Novavax, Inc. (a)	3,208
86	Prothena Corp. plc, (Ireland) (a)	3,220
149	REGENXBIO, Inc. (a)	4,958
27	Sage Therapeutics, Inc. (a)	4,431
118	Sarepta Therapeutics, Inc. (a)	6,554
93	Selecta Biosciences, Inc. (a)	911
410	Seres Therapeutics, Inc. (a)	4,161
124	Spark Therapeutics, Inc. (a)	6,386

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
1,314	Synergy Pharmaceuticals, Inc. (a)	2,930
491	TG Therapeutics, Inc. (a)	4,025
280	Vanda Pharmaceuticals, Inc. (a)	4,262
167	Xencor, Inc. (a)	3,661

		124,432

	Health Care Equipment & Supplies — 3.5%
173	Halyard Health, Inc. (a)	7,985
246	Integer Holdings Corp. (a)	11,130
133	Masimo Corp. (a)	11,304
247	Meridian Bioscience, Inc.	3,452
193	Orthofix International NV (a)	10,579
45	OrthoPediatrics Corp. (a)	860
21	Utah Medical Products, Inc.	1,742
724	Wright Medical Group NV (a)	16,079

		63,131

	Health Care Providers & Services — 3.6%
262	Civitas Solutions, Inc. (a)	4,485
71	Community Health Systems, Inc. (a)	303
515	Cross Country Healthcare, Inc. (a)	6,575
376	Genesis Healthcare, Inc. (a)	287
614	Kindred Healthcare, Inc.	5,951
193	Molina Healthcare, Inc. (a)	14,776
133	Owens & Minor, Inc.	2,509
151	RadNet, Inc. (a)	1,522
453	Surgery Partners, Inc. (a)	5,486
157	Tenet Healthcare Corp. (a)	2,377
485	Tivity Health, Inc. (a)	17,731
20	WellCare Health Plans, Inc. (a)	4,083

		66,085

	Health Care Technology — 0.3%
388	Allscripts Healthcare Solutions, Inc. (a)	5,642

	Life Sciences Tools & Services — 0.3%
69	INC Research Holdings, Inc., Class A (a)	3,022
43	Medpace Holdings, Inc. (a)	1,548

		4,570

	Pharmaceuticals — 1.7%
357	Depomed, Inc. (a)	2,875
196	Nektar Therapeutics (a)	11,705
114	Pacira Pharmaceuticals, Inc. (a)	5,200
217	Paratek Pharmaceuticals, Inc. (a)	3,882
33	Prestige Brands Holdings, Inc. (a)	1,474
151	Reata Pharmaceuticals, Inc., Class A (a)	4,262

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Pharmaceuticals — continued
23	Revance Therapeutics, Inc. (a)	826

		30,224

	Total Health Care	294,084

	Industrials — 15.1%
	Aerospace & Defense — 1.0%
91	AAR Corp.	3,579
75	Curtiss-Wright Corp.	9,126
69	Moog, Inc., Class A (a)	5,967

		18,672

	Building Products — 1.1%
478	Continental Building Products, Inc. (a)	13,464
140	Gibraltar Industries, Inc. (a)	4,604
128	Ply Gem Holdings, Inc. (a)	2,368

		20,436

	Commercial Services & Supplies — 2.4%
1,416	ACCO Brands Corp. (a)	17,271
92	ARC Document Solutions, Inc. (a)	234
35	CECO Environmental Corp.	179
117	Deluxe Corp.	9,006
332	Ennis, Inc.	6,881
67	Essendant, Inc.	620
72	Interface, Inc.	1,811
23	MSA Safety, Inc.	1,798
106	VSE Corp.	5,153

		42,953

	Construction & Engineering — 1.9%
320	EMCOR Group, Inc.	26,152
60	MasTec, Inc. (a)	2,947
138	MYR Group, Inc. (a)	4,913

		34,012

	Electrical Equipment — 1.0%
307	Generac Holdings, Inc. (a)	15,222
100	Powell Industries, Inc.	2,868

		18,090

	Machinery — 3.2%
235	Actuant Corp., Class A	5,953
359	Briggs & Stratton Corp.	9,105
291	Douglas Dynamics, Inc.	11,000
10	FreightCar America, Inc.	164
40	Graham Corp.	843
169	Harsco Corp. (a)	3,144
79	Kadant, Inc.	7,922

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
27	Meritor, Inc. (a)	622
909	Wabash National Corp.	19,734

		58,487

	Professional Services — 2.6%
201	Barrett Business Services, Inc.	12,978
25	Franklin Covey Co. (a)	527
334	Huron Consulting Group, Inc. (a)	13,510
323	RPX Corp.	4,340
32	TriNet Group, Inc. (a)	1,423
165	TrueBlue, Inc. (a)	4,533
143	WageWorks, Inc. (a)	8,872

		46,183

	Road & Rail — 0.5%
127	ArcBest Corp.	4,541
58	Schneider National, Inc., Class B	1,642
140	YRC Worldwide, Inc. (a)	2,013

		8,196

	Trading Companies & Distributors — 1.4%
83	Applied Industrial Technologies, Inc.	5,639
148	DXP Enterprises, Inc. (a)	4,367
493	MRC Global, Inc. (a)	8,342
355	Titan Machinery, Inc. (a)	7,513

		25,861

	Total Industrials	272,890

	Information Technology — 16.4%
	Communications Equipment — 1.3%
302	Ciena Corp. (a)	6,327
201	InterDigital, Inc.	15,306
72	NetScout Systems, Inc. (a)	2,202

		23,835

	Electronic Equipment, Instruments & Components — 3.0%
25	Bel Fuse, Inc., Class B	640
463	Benchmark Electronics, Inc. (a)	13,470
51	ePlus, Inc. (a)	3,850
361	Knowles Corp. (a)	5,294
122	Tech Data Corp. (a)	11,913
321	TTM Technologies, Inc. (a)	5,035
686	Vishay Intertechnology, Inc.	14,230

		54,432

	Internet Software & Services — 1.3%
115	Care.com, Inc. (a)	2,078
20	Cargurus, Inc. (a)	609

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Internet Software & Services — continued
193	DHI Group, Inc. (a)	366
69	MongoDB, Inc. (a)	2,045
258	NIC, Inc.	4,279
17	SendGrid, Inc. (a)	407
34	Stamps.com, Inc. (a)	6,298
191	Tintri, Inc. (a)	975
255	Web.com Group, Inc. (a)	5,568

		22,625

	IT Services — 2.6%
188	Convergys Corp.	4,420
114	CSG Systems International, Inc.	4,982
29	Euronet Worldwide, Inc. (a)	2,419
37	EVERTEC, Inc., (Puerto Rico)	508
373	Perficient, Inc. (a)	7,109
129	Science Applications International Corp.	9,878
54	Switch, Inc., Class A	973
812	Travelport Worldwide Ltd.	10,610
719	Unisys Corp. (a)	5,863

		46,762

	Semiconductors & Semiconductor Equipment — 2.9%
28	Advanced Energy Industries, Inc. (a)	1,917
253	Alpha & Omega Semiconductor Ltd. (a)	4,142
761	Amkor Technology, Inc. (a)	7,645
75	Cirrus Logic, Inc. (a)	3,869
137	Cohu, Inc.	3,009
157	Entegris, Inc.	4,793
21	Silicon Laboratories, Inc. (a)	1,810
219	Synaptics, Inc. (a)	8,747
113	Xcerra Corp. (a)	1,104
637	Xperi Corp.	15,548

		52,584

	Software — 4.9%
228	ACI Worldwide, Inc. (a)	5,162
334	Aspen Technology, Inc. (a)	22,078
87	Fair Isaac Corp.	13,374
23	ForeScout Technologies, Inc. (a)	721
51	HubSpot, Inc. (a)	4,517
48	Manhattan Associates, Inc. (a)	2,393
535	Progress Software Corp.	22,779
26	Proofpoint, Inc. (a)	2,336
90	Rosetta Stone, Inc. (a)	1,127
184	SailPoint Technologies Holding, Inc. (a)	2,668
323	Synchronoss Technologies, Inc. (a)	2,885
8	Take-Two Interactive Software, Inc. (a)	867
100	VASCO Data Security International, Inc. (a)	1,395

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
234	Workiva, Inc. (a)	5,008
443	Zix Corp. (a)	1,939

		89,249

	Technology Hardware, Storage & Peripherals — 0.4%
267	Electronics For Imaging, Inc. (a)	7,887

	Total Information Technology	297,374

	Materials — 3.9%
	Chemicals — 2.1%
81	American Vanguard Corp.	1,586
184	FutureFuel Corp.	2,587
123	Minerals Technologies, Inc.	8,448
42	Olin Corp.	1,502
283	OMNOVA Solutions, Inc. (a)	2,832
46	PolyOne Corp.	2,005
112	Rayonier Advanced Materials, Inc.	2,282
36	Sensient Technologies Corp.	2,648
200	Trinseo SA	14,498

		38,388

	Containers & Packaging — 0.7%
744	Graphic Packaging Holding Co.	11,498
35	Myers Industries, Inc.	675

		12,173

	Metals & Mining — 1.0%
58	Carpenter Technology Corp.	2,937
61	Kaiser Aluminum Corp.	6,496
52	SunCoke Energy, Inc. (a)	619
191	Worthington Industries, Inc.	8,411

		18,463

	Paper & Forest Products — 0.1%
45	Domtar Corp.	2,213

	Total Materials	71,237

	Real Estate — 5.7%
	Equity Real Estate Investment Trusts (REITs) — 5.7%
34	Alexander & Baldwin, Inc.	943
105	American Assets Trust, Inc.	4,008
702	Ashford Hospitality Trust, Inc.	4,726
115	CBL & Associates Properties, Inc.	648
59	CorEnergy Infrastructure Trust, Inc.	2,242
151	CoreSite Realty Corp.	17,199
75	CubeSmart	2,181
91	DCT Industrial Trust, Inc.	5,323
237	DiamondRock Hospitality Co.	2,675
49	EastGroup Properties, Inc.	4,348
5	EPR Properties	340

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
29	Equity LifeStyle Properties, Inc.	2,555
56	First Industrial Realty Trust, Inc.	1,765
97	Franklin Street Properties Corp.	1,041
22	Gladstone Commercial Corp.	465
106	Government Properties Income Trust	1,960
260	Hersha Hospitality Trust	4,520
42	Highwoods Properties, Inc.	2,138
115	Hospitality Properties Trust	3,418
33	InfraREIT, Inc.	621
118	LTC Properties, Inc.	5,139
101	Mack-Cali Realty Corp.	2,180
14	National Retail Properties, Inc.	612
59	Pennsylvania REIT	705
157	Potlatch Corp.	7,849
28	PS Business Parks, Inc.	3,553
207	Ramco-Gershenson Properties Trust	3,048
461	RLJ Lodging Trust	10,122
55	Saul Centers, Inc.	3,396
36	Summit Hotel Properties, Inc.	547
37	Taubman Centers, Inc.	2,434
47	Xenia Hotels & Resorts, Inc.	1,023

	Total Real Estate	103,724

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.4%
621	Consolidated Communications Holdings, Inc.	7,575

	Utilities — 3.6%
	Electric Utilities — 1.2%
115	El Paso Electric Co.	6,343
85	PNM Resources, Inc.	3,426
202	Portland General Electric Co.	9,189
165	Spark Energy, Inc., Class A	2,041

		20,999

	Gas Utilities — 0.6%
29	Northwest Natural Gas Co.	1,712
57	Southwest Gas Holdings, Inc.	4,604
67	Spire, Inc.	5,050

		11,366

SHARES		SECURITY DESCRIPTION	VALUE($)

		Independent Power and Renewable Electricity Producers — 1.0%
2,115		Atlantic Power Corp. (a)	4,971
890		Dynegy, Inc. (a)	10,551
157		Pattern Energy Group, Inc.	3,383

			18,905

		Multi-Utilities — 0.2%
29		Avista Corp.	1,472
31		NorthWestern Corp.	1,863

			3,335

		Water Utilities — 0.6%
189		American States Water Co.	10,933

		Total Utilities	65,538

		Total Common Stocks (Cost $1,439,948)	1,774,215

NUMBER OF WARRANTS
Warrant — 0.0%
		Financials — 0.0%
		Consumer Finance — 0.0%
—	(h)	Emergent Capital, Inc., expiring 10/01/2019 (Strike Price $10.75) (a) (bb) (Cost $—)	—

SHARES
Short-Term Investment — 2.3%
		Investment Company — 2.3%
41,667		JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $41,667)	41,667

		Total Investments — 100.3% (Cost $1,481,615)	1,815,882
		Liabilities in Excess of Other Assets — (0.3)%	(4,885)

		NET ASSETS — 100.0%	$1,810,997

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Russell 2000 E-Mini Index	542	03/2018	USD	$41,639	$423

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

J.P. Morgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

REIT	— Real Estate Investment Trust
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of December 31, 2017.
(bb)	— Security has been valued using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$192,104	$261,573	$6,193,222
Investments in affiliates, at value	5,884	6,978	278,254
Cash	—	6	—
Deposits at broker for futures contracts	—	425	—
Receivables:
Investment securities sold	—	621	—
Fund shares sold	434	510	6,015
Dividends from non-affiliates	63	246	10,388
Dividends from affiliates	3	7	248
Other assets	—	47	—

Total Assets	198,488	270,413	6,488,127

LIABILITIES:
Payables:
Due to custodian	—	—	—	(a)
Investment securities purchased	—	771	623
Fund shares redeemed	236	3,094	8,796
Variation margin on futures contracts	—	55	—
Accrued liabilities:
Investment advisory fees	101	133	3,487
Administration fees	9	10	421
Distribution fees	40	2	334
Service fees	40	7	791
Custodian and accounting fees	13	20	65
Trustees’ and Chief Compliance Officer’s fees	—	—	—	(a)
Printing and mailing cost	78	74	237
Other	37	18	387

Total Liabilities	554	4,184	15,141

Net Assets	$197,934	$266,229	$6,472,986

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Dynamic Small Cap Growth Fund	Small Cap Core Fund		Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$117,656	$196,943		$4,556,146
Accumulated undistributed (distributions in excess of) net investment income	(1,445)	(72)		(614)
Accumulated net realized gains (losses)	3,764	54		42,260
Net unrealized appreciation (depreciation)	77,959	69,304		1,875,194

Total Net Assets	$197,934	$266,229		$6,472,986

Net Assets:
Class A	$76,613	$3,294		$1,090,763
Class C	38,365	1,410		146,949
Class I	82,956	23,238		2,602,851
Class R2	—	22		13,444
Class R3	—	22		2,496
Class R4	—	22		87
Class R5	—	196,862		1,239,127
Class R6	—	41,359		1,377,269

Total	$197,934	$266,229		$6,472,986

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,311	62		21,973
Class C	2,216	27		3,958
Class I	3,134	437		45,484
Class R2	—	—	(a)	276
Class R3	—	—	(a)	50
Class R4	—	1		1
Class R5	—	3,694		21,612
Class R6	—	778		24,032

Net Asset Value (b):
Class A — Redemption price per share	$23.14	$52.97		$49.64
Class C — Offering price per share (c)	17.31	52.64		37.13
Class I — Offering and redemption price per share	26.47	53.17		57.23
Class R2 — Offering and redemption price per share	—	53.18		48.77
Class R3 — Offering and redemption price per share	—	53.19		49.35
Class R4 — Offering and redemption price per share	—	53.20		57.13
Class R5 — Offering and redemption price per share	—	53.29		57.34
Class R6 — Offering and redemption price per share	—	53.20		57.31
Class A maximum sales charge	5.25%	5.25%		5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.42	$55.91		$52.39

Cost of investments in non-affiliates	$114,145	$192,257		$4,318,028
Cost of investments in affiliates	5,884	6,978		278,254

(a)	Amount rounds to less than 500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund		Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$1,580,056		$1,996,877	$1,774,215
Investments in affiliates, at value	52,589		22,133	41,667
Cash	—	(a)	5	15
Deposits at broker for futures contracts	—		937	1,815
Receivables:
Investment securities sold	—		1,707	2,647
Fund shares sold	4,073		2,650	1,889
Dividends from non-affiliates	516		6,307	2,305
Dividends from affiliates	31		26	33

Total Assets	1,637,265		2,030,642	1,824,586

LIABILITIES:
Payables:
Investment securities purchased	17,657		4,266	3,191
Fund shares redeemed	4,756		8,068	8,444
Variation margin on futures contracts	—		163	355
Accrued liabilities:
Investment advisory fees	851		1,094	925
Administration fees	99		124	125
Distribution fees	75		134	103
Service fees	116		156	209
Custodian and accounting fees	19		33	39
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—	(a)
Printing and mailing cost	53		89	106
Other	24		134	92

Total Liabilities	23,650		14,261	13,589

Net Assets	$1,613,615		$2,016,381	$1,810,997

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$1,022,372	$1,533,100	$1,489,489
Accumulated undistributed (distributions in excess of) net investment income	(6,160)	(615)	(290)
Accumulated net realized gains (losses)	32,018	6,390	(12,892)
Net unrealized appreciation (depreciation)	565,385	477,506	334,690

Total Net Assets	$1,613,615	$2,016,381	$1,810,997

Net Assets:
Class A	$237,676	$400,023	$221,320
Class C	24,221	29,107	47,789
Class I	162,877	370,112	417,383
Class L	342,800	—	671,857
Class R2	26,360	59,231	49,127
Class R3	143	12,164	14,089
Class R4	23	89	4,286
Class R5	3,829	129,836	299
Class R6	815,686	1,015,819	384,847

Total	$1,613,615	$2,016,381	$1,810,997

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	14,782	13,841	12,090
Class C	2,047	1,213	2,730
Class I	9,196	12,090	22,315
Class L	18,811	—	35,961
Class R2	1,694	2,068	2,733
Class R3	9	421	774
Class R4	1	3	230
Class R5	210	4,240	16
Class R6	44,358	33,142	20,588

Net Asset Value (a):
Class A — Redemption price per share	$16.08	$28.90	$18.31
Class C — Offering price per share (b)	11.83	24.00	17.51
Class I — Offering and redemption price per share	17.71	30.61	18.70
Class L — Offering and redemption price per share	18.22	—	18.68
Class R2 — Offering and redemption price per share	15.56	28.64	17.98
Class R3 — Offering and redemption price per share	16.08	28.86	18.21
Class R4 — Offering and redemption price per share	16.10	30.58	18.64
Class R5 — Offering and redemption price per share	18.23	30.62	18.65
Class R6 — Offering and redemption price per share	18.39	30.65	18.69
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.97	$30.50	$19.32

Cost of investments in non-affiliates	$1,014,671	$1,519,439	$1,439,948
Cost of investments in affiliates	52,589	22,133	41,667

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund		Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$—	(a)	$3
Dividend income from non-affiliates	376	1,489		44,865
Dividend income from affiliates	18	31		1,253

Total investment income	394	1,520		46,121

EXPENSES:
Investment advisory fees	615	758		20,473
Administration fees	77	95		2,565
Distribution fees:
Class A	88	3		1,361
Class C	143	5		610
Class R2 (b)	—	—	(a)	34
Class R3 (b)	—	—	(a)	2
Service fees:
Class A	88	3		1,361
Class C	48	1		203
Class I	100	12		3,255
Class R2 (b)	—	—	(a)	17
Class R3 (b)	—	—	(a)	2
Class R4 (b)	—	—	(a)	—	(a)
Class R5	—	98		610
Custodian and accounting fees	19	26		89
Professional fees	27	37		63
Trustees’ and Chief Compliance Officer’s fees	13	13		20
Printing and mailing costs	12	39		228
Registration and filing fees	34	56		296
Transfer agency fees (See Note 2.D.)	14	5		99
Other	6	8		38

Total expenses	1,284	1,159		31,326

Less fees waived	(114)	(218)		(873)
Less earnings credits	—	—		—	(a)
Less expense reimbursements	—	—	(a)	(9)

Net expenses	1,170	941		30,444

Net investment income (loss)	(776)	579		15,677

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	18,016	5,842		113,930
Futures contracts	—	621		—

Net realized gain (loss)	18,016	6,463		113,930

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	13,527	14,840		377,351
Futures contracts	—	(24)		—

Change in net unrealized appreciation/depreciation	13,527	14,816		377,351

Net realized/unrealized gains (losses)	31,543	21,279		491,281

Change in net assets resulting from operations	$30,767	$21,858		$506,958

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 31, 2017 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Small Cap Growth Fund		Small Cap Value Fund		U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—		$5
Interest income from affiliates	1		—	(a)	1
Dividend income from non-affiliates	2,865		20,853		11,545
Dividend income from affiliates	137		148		248

Total investment income	3,003		21,001		11,799

EXPENSES:
Investment advisory fees	4,665		6,708		5,388
Administration fees	584		840		731
Distribution fees:
Class A	269		568		294
Class C	88		135		183
Class R2	62		150		130
Class R3 (b)	—	(a)	18		15
Service fees:
Class A	269		568		294
Class C	29		45		61
Class I	173		440		503
Class L	177		—		349
Class R2	31		75		65
Class R3 (b)	—	(a)	18		15
Class R4 (b)	—	(a)	—	(a)	3
Class R5	1		66		— (a)
Custodian and accounting fees	29		53		51
Professional fees	34		34		35
Trustees’ and Chief Compliance Officer’s fees	15		16		16
Printing and mailing costs	52		88		98
Registration and filing fees	70		82		109
Transfer agency fees (See Note 2.D.)	40		193		45
Other	15		23		16

Total expenses	6,603		10,120		8,401

Less fees waived	(175)		(293)		(56)
Less expense reimbursements	(3)		(1)		(2)

Net expenses	6,425		9,826		8,343

Net investment income (loss)	(3,422)		11,175		3,456

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	113,952		42,746		42,978
Futures contracts	—		3,490		3,820

Net realized gain (loss)	113,952		46,236		46,798

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	127,679		56,635		87,189
Futures contracts	—		227		529

Change in net unrealized appreciation/depreciation	127,679		56,862		87,718

Net realized/unrealized gains (losses)	241,631		103,098		134,516

Change in net assets resulting from operations	$238,209		$114,273		$137,972

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 31, 2017 for Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(776)	$(1,258)	$579	$759
Net realized gain (loss)	18,016	23,961	6,463	20,916
Change in net unrealized appreciation/depreciation	13,527	25,078	14,816	21,541

Change in net assets resulting from operations	30,767	47,781	21,858	43,216

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1)	— (a)
From net realized gains	(8,120)	(8,616)	(251)	(7)
Class C
From net investment income	—	—	—	— (a)
From net realized gains	(5,253)	(6,161)	(108)	(5)
Class I (b)
From net investment income	—	—	(74)	—
From net realized gains	(8,033)	(8,471)	(1,801)	—
Class R2 (c)
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(2)	—
Class R3 (c)
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(2)	—
Class R4 (c)
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(2)	—
Class R5
From net investment income	—	—	(626)	(599)
From net realized gains	—	—	(15,051)	(17,764)
Class R6
From net investment income	—	—	(134)	— (a)
From net realized gains	—	—	(2,773)	(2)

Total distributions to shareholders	(21,406)	(23,248)	(20,825)	(18,377)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	18,181	(7,047)	54,451	21,270

NET ASSETS:
Change in net assets	27,542	17,486	55,484	46,109
Beginning of period	170,392	152,906	210,745	164,636

End of period	$197,934	$170,392	$266,229	$210,745

Accumulated undistributed (distributions in excess of) net investment income	$(1,445)	$(669)	$(72)	$184

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective January 3, 2017 for Small Cap Core Fund.
(c)	Commencement of offering of class of shares effective July 31, 2017 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,677	$27,722	$(3,422)	$(5,008)
Net realized gain (loss)	113,930	265,294	113,952	83,723
Change in net unrealized appreciation/depreciation	377,351	631,255	127,679	264,591

Change in net assets resulting from operations	506,958	924,271	238,209	343,306

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,285)	(3,188)	—	—
From net realized gains	(60,347)	(32,659)	(17,975)	(6,279)
Class C
From net investment income	—	(479)	—	—
From net realized gains	(10,709)	(5,074)	(2,339)	(877)
Class I
From net investment income	(10,544)	(9,633)	—	—
From net realized gains	(124,367)	(53,162)	(11,269)	(3,529)
Class L
From net realized gains	—	—	(23,301)	(9,811)
Class R2
From net investment income	(5)	(23)	—	—
From net realized gains	(780)	(276)	(2,118)	(772)
Class R3 (a)
From net investment income	(15)	— (b)	—	—
From net realized gains	(124)	(1)	(2)	—
Class R4 (a)
From net investment income	— (b)	— (b)	—	—
From net realized gains	(4)	— (b)	(2)	—
Class R5 (c)
From net investment income	(7,451)	(5,428)	—	—
From net realized gains	(58,657)	(25,600)	(152)	(28)
Class R6
From net investment income	(9,002)	(3,830)	—	—
From net realized gains	(65,340)	(15,853)	(54,605)	(15,304)

Total distributions to shareholders	(349,630)	(155,206)	(111,763)	(36,600)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	27,215	2,070,448	171,241	(27,916)

NET ASSETS:
Change in net assets	184,543	2,839,513	297,687	278,790
Beginning of period	6,288,443	3,448,930	1,315,928	1,037,138

End of period	$6,472,986	$6,288,443	$1,613,615	$1,315,928

Accumulated undistributed (distributions in excess of) net investment income	$(614)	$13,011	$(6,160)	$(2,738)

(a)	Commencement of offering of class of shares effective July 31, 2017 for Small Cap Growth Fund and September 9, 2016 for Small Cap Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,175	$13,280	$3,456	$4,809
Net realized gain (loss)	46,236	104,303	46,798	97,982
Change in net unrealized appreciation/depreciation	56,862	216,461	87,718	175,814

Change in net assets resulting from operations	114,273	334,044	137,972	278,605

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,431)	(2,556)	—	(192)
From net realized gains	(23,065)	(390)	(13,966)	(15)
Class C
From net investment income	(133)	(124)	—	—
From net realized gains	(1,985)	(36)	(3,080)	(3)
Class I
From net investment income	(2,515)	(1,795)	(744)	(967)
From net realized gains	(19,875)	(217)	(25,022)	(19)
Class L
From net investment income	—	—	(2,189)	(3,751)
From net realized gains	—	—	(42,243)	(45)
Class R2
From net investment income	(275)	(181)	—	—
From net realized gains	(3,399)	(37)	(3,249)	(2)
Class R3 (a)
From net investment income	(75)	(2)	(26)	— (b)
From net realized gains	(686)	— (b)	(846)	— (b)
Class R4 (a)
From net investment income	— (b)	— (b)	(15)	— (b)
From net realized gains	(5)	— (b)	(255)	— (b)
Class R5 (c)
From net investment income	(980)	(730)	(1)	— (b)
From net realized gains	(6,986)	(73)	(17)	— (b)
Class R6
From net investment income	(8,238)	(6,792)	(1,594)	(1,045)
From net realized gains	(54,340)	(552)	(22,188)	(11)

Total distributions to shareholders	(124,988)	(13,485)	(115,435)	(6,050)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(88,107)	41,312	36,787	155,806

NET ASSETS:
Change in net assets	(98,822)	361,871	59,324	428,361
Beginning of period	2,115,203	1,753,332	1,751,673	1,323,312

End of period	$2,016,381	$2,115,203	$1,810,997	$1,751,673

Accumulated undistributed (distributions in excess of) net investment income	$(615)	$2,857	$(290)	$823

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,200	$11,085	$1,175	$2,255
Distributions reinvested	5,772	6,122	252	7
Cost of shares redeemed	(7,972)	(16,068)	(364)	(154)

Change in net assets resulting from Class A capital transactions	$7,000	$1,139	$1,063	$2,108

Class C
Proceeds from shares issued	$7,680	$11,882	$336	$1,055
Distributions reinvested	349	888	108	5
Cost of shares redeemed	(7,145)	(12,954)	(59)	(93)

Change in net assets resulting from Class C capital transactions	$884	$(184)	$385	$967

Class I (a)
Proceeds from shares issued	$17,435	$15,936	$23,216	$3,813
Distributions reinvested	7,883	8,203	1,875	—
Cost of shares redeemed	(15,021)	(32,141)	(4,170)	(391)

Change in net assets resulting from Class I capital transactions	$10,297	$(8,002)	$20,921	$3,422

Class R2 (b)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	2	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$22	$—

Class R3 (b)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	2	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$22	$—

Class R4 (b)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	2	—

Change in net assets resulting from Class R4 capital transactions	$—	$—	$22	$—

Class R5
Proceeds from shares issued	$—	$—	$20,885	$38,644
Distributions reinvested	—	—	14,939	15,729
Cost of shares redeemed	—	—	(29,194)	(55,810)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$6,630	$(1,437)

Class R6
Proceeds from shares issued	$—	$—	$23,552	$16,336
Distributions reinvested	—	—	2,907	2
Cost of shares redeemed	—	—	(1,073)	(128)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$25,386	$16,210

Total change in net assets resulting from capital transactions	$18,181	$(7,047)	$54,451	$21,270

(a)	Commencement of offering of class of shares effective January 3, 2017 for Small Cap Core Fund.
(b)	Commencement of offering of class of shares effective July 31, 2017 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)		Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	393	554	22		44
Reinvested	255	331	5		— (a)
Redeemed	(342)	(784)	(7)		(3)

Change in Class A Shares	306	101	20		41

Class C
Issued	443	773	6		21
Reinvested	21	62	2		— (a)
Redeemed	(392)	(793)	(1)		(2)

Change in Class C Shares	72	42	7		19

Class I (b)
Issued	680	694	409		75
Reinvested	305	395	35		—
Redeemed	(569)	(1,422)	(74)		(8)

Change in Class I Shares	416	(333)	370		67

Class R2 (c)
Issued	—	—	—	(a)	—
Reinvested	—	—	—	(a)	—

Change in Class R2 Shares	—	—	—	(a)	—

Class R3 (c)
Issued	—	—	—	(a)	—
Reinvested	—	—	—	(a)	—

Change in Class R3 Shares	—	—	—	(a)	—

Class R4 (c)
Issued	—	—	1		—
Reinvested	—	—	—	(a)	—

Change in Class R4 Shares	—	—	1		—

Class R5
Issued	—	—	385		766
Reinvested	—	—	281		316
Redeemed	—	—	(529)		(1,110)

Change in Class R5 Shares	—	—	137		(28)

Class R6
Issued	—	—	424		320
Reinvested	—	—	55		— (a)
Redeemed	—	—	(20)		(2)

Change in Class R6 Shares	—	—	459		318

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective January 3, 2017 for Small Cap Core Fund.
(c)	Commencement of offering of class of shares effective July 31, 2017 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$97,273	$712,876	$40,375	$44,992
Distributions reinvested	58,136	33,701	16,796	5,928
Cost of shares redeemed	(223,672)	(501,564)	(33,174)	(82,003)

Change in net assets resulting from Class A capital transactions	$(68,263)	$245,013	$23,997	$(31,083)

Class C
Proceeds from shares issued	$3,697	$102,287	$8,219	$4,659
Distributions reinvested	10,429	5,234	2,267	747
Cost of shares redeemed	(39,586)	(23,821)	(8,014)	(7,991)

Change in net assets resulting from Class C capital transactions	$(25,460)	$83,700	$2,472	$(2,585)

Class I
Proceeds from shares issued	$290,976	$1,796,080	$73,662	$43,698
Distributions reinvested	127,578	56,261	10,622	3,134
Cost of shares redeemed	(600,254)	(712,211)	(43,374)	(66,724)

Change in net assets resulting from Class I capital transactions	$(181,700)	$1,140,130	$40,910	$(19,892)

Class L
Proceeds from shares issued	$—	$—	$80,592	$143,110
Distributions reinvested	—	—	21,436	8,911
Cost of shares redeemed	—	—	(153,937)	(142,376)

Change in net assets resulting from Class L capital transactions	$—	$—	$(51,909)	$9,645

Class R2
Proceeds from shares issued	$2,472	$11,048	$3,297	$3,047
Distributions reinvested	397	156	2,045	749
Cost of shares redeemed	(2,779)	(4,834)	(4,495)	(7,190)

Change in net assets resulting from Class R2 capital transactions	$90	$6,370	$847	$(3,394)

Class R3 (a)
Proceeds from shares issued	$2,352	$100	$140	$—
Distributions reinvested	138	1	2	—
Cost of shares redeemed	(139)	— (b)	—	—

Change in net assets resulting from Class R3 capital transactions	$2,351	$101	$142	$—

Class R4 (a)
Proceeds from shares issued	$21	$68	$20	$—
Distributions reinvested	4	— (b)	2	—
Cost of shares redeemed	—	(12)	—	—

Change in net assets resulting from Class R4 capital transactions	$25	$56	$22	$—

Class R5 (c)
Proceeds from shares issued	$100,982	$537,839	$2,466	$2,006
Distributions reinvested	60,149	28,546	152	28
Cost of shares redeemed	(222,368)	(825,391)	(91)	(1,033)

Change in net assets resulting from Class R5 capital transactions	$(61,237)	$(259,006)	$2,527	$1,001

Class R6
Proceeds from shares issued	$451,346	$956,921	$206,936	$97,840
Distributions reinvested	74,201	19,663	54,603	15,303
Cost of shares redeemed	(164,138)	(122,500)	(109,306)	(94,751)

Change in net assets resulting from Class R6 capital transactions	$361,409	$854,084	$152,233	$18,392

Total change in net assets resulting from capital transactions	$27,215	$2,070,448	$171,241	$(27,916)

(a)	Commencement of offering of class of shares effective July 31, 2017 for Small Cap Growth Fund and September 9, 2016 for Small Cap Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	1,956	15,821	2,547	3,363
Reinvested	1,180	733	1,070	476
Redeemed	(4,510)	(10,880)	(2,098)	(6,238)

Change in Class A Shares	(1,374)	5,674	1,519	(2,399)

Class C
Issued	99	2,965	701	448
Reinvested	283	149	196	79
Redeemed	(1,046)	(671)	(662)	(782)

Change in Class C Shares	(664)	2,443	235	(255)

Class I
Issued	5,124	34,733	4,202	2,997
Reinvested	2,241	1,069	615	231
Redeemed	(10,766)	(13,483)	(2,461)	(4,614)

Change in Class I Shares	(3,401)	22,319	2,356	(1,386)

Class L
Issued	—	—	4,599	9,579
Reinvested	—	—	1,206	640
Redeemed	—	—	(8,689)	(9,866)

Change in Class L Shares	—	—	(2,884)	353

Class R2
Issued	51	248	212	236
Reinvested	8	3	135	62
Redeemed	(57)	(106)	(291)	(568)

Change in Class R2 Shares	2	145	56	(270)

Class R3 (a)
Issued	48	2	9	—
Reinvested	3	— (b)	— (b)	—
Redeemed	(3)	— (b)	—	—

Change in Class R3 Shares	48	2	9	—

Class R4 (a)
Issued	— (b)	1	1	—
Reinvested	— (b)	— (b)	— (b)	—
Redeemed	—	— (b)	—	—

Change in Class R4 Shares	— (b)	1	1	—

Class R5 (c)
Issued	1,776	10,246	136	137
Reinvested	1,052	541	8	2
Redeemed	(3,917)	(16,447)	(5)	(68)

Change in Class R5 Shares	(1,089)	(5,660)	139	71

Class R6
Issued	8,110	18,906	11,443	6,529
Reinvested	1,298	372	3,044	1,091
Redeemed	(2,905)	(2,294)	(6,219)	(6,293)

Change in Class R6 Shares	6,503	16,984	8,268	1,327

(a)	Commencement of offering of class of shares effective July 31, 2017 for Small Cap Growth Fund and September 9, 2016 for Small Cap Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$38,430	$164,312	$22,152	$110,173
Distributions reinvested	23,159	2,757	12,503	184
Cost of shares redeemed	(176,417)	(295,769)	(61,674)	(135,423)

Change in net assets resulting from Class A capital transactions	$(114,828)	$(128,700)	$(27,019)	$(25,066)

Class C
Proceeds from shares issued	$1,323	$6,479	$2,940	$13,089
Distributions reinvested	2,006	145	2,725	3
Cost of shares redeemed	(14,217)	(14,435)	(8,241)	(17,634)

Change in net assets resulting from Class C capital transactions	$(10,888)	$(7,811)	$(2,576)	$(4,542)

Class I
Proceeds from shares issued	$67,805	$154,661	$52,212	$151,877
Distributions reinvested	22,219	1,883	24,709	921
Cost of shares redeemed	(61,782)	(126,507)	(51,685)	(113,193)

Change in net assets resulting from Class I capital transactions	$28,242	$30,037	$25,236	$39,605

Class L
Proceeds from shares issued	$—	$—	$51,697	$318,606
Distributions reinvested	—	—	40,197	3,378
Cost of shares redeemed	—	—	(140,156)	(322,926)

Change in net assets resulting from Class L capital transactions	$—	$—	$(48,262)	$(942)

Class R2
Proceeds from shares issued	$7,453	$27,657	$8,027	$24,052
Distributions reinvested	3,431	203	2,439	2
Cost of shares redeemed	(11,467)	(23,402)	(13,408)	(13,867)

Change in net assets resulting from Class R2 capital transactions	$(583)	$4,458	$(2,942)	$10,187

Class R3 (a)
Proceeds from shares issued	$7,406	$15,085	$4,369	$9,868
Distributions reinvested	761	2	870	— (b)
Cost of shares redeemed	(9,306)	(1,818)	(751)	(478)

Change in net assets resulting from Class R3 capital transactions	$(1,139)	$13,269	$4,488	$9,390

Class R4 (a)
Proceeds from shares issued	$47	$37	$3,449	$862
Distributions reinvested	5	— (b)	270	— (b)
Cost of shares redeemed	— (b)	—	(144)	(81)

Change in net assets resulting from Class R4 capital transactions	$52	$37	$3,575	$781

Class R5 (c)
Proceeds from shares issued	$11,408	$74,810	$144	$142
Distributions reinvested	7,496	736	18	— (b)
Cost of shares redeemed	(18,855)	(59,662)	(12)	— (b)

Change in net assets resulting from Class R5 capital transactions	$49	$15,884	$150	$142

Class R6
Proceeds from shares issued	$107,885	$310,196	$104,784	$178,533
Distributions reinvested	62,567	7,344	23,112	1,023
Cost of shares redeemed	(159,464)	(203,402)	(43,759)	(53,305)

Change in net assets resulting from Class R6 capital transactions	$10,988	$114,138	$84,137	$126,251

Total change in net assets resulting from capital transactions	$(88,107)	$41,312	$36,787	$155,806

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	1,299	5,807	1,200	6,362
Reinvested	803	95	690	10
Redeemed	(6,030)	(10,507)	(3,336)	(7,832)

Change in Class A Shares	(3,928)	(4,605)	(1,446)	(1,460)

Class C
Issued	53	269	167	773
Reinvested	84	6	157	— (a)
Redeemed	(568)	(608)	(464)	(1,055)

Change in Class C Shares	(431)	(333)	(140)	(282)

Class I
Issued	2,151	5,207	2,764	8,467
Reinvested	727	62	1,332	50
Redeemed	(1,985)	(4,216)	(2,733)	(6,374)

Change in Class I Shares	893	1,053	1,363	2,143

Class L
Issued	—	—	2,757	18,258
Reinvested	—	—	2,166	181
Redeemed	—	—	(7,478)	(18,084)

Change in Class L Shares	—	—	(2,555)	355

Class R2
Issued	256	979	443	1,399
Reinvested	120	7	137	— (a)
Redeemed	(391)	(835)	(739)	(814)

Change in Class R2 Shares	(15)	151	(159)	585

Class R3 (b)
Issued	246	520	236	557
Reinvested	27	— (a)	48	— (a)
Redeemed	(311)	(61)	(40)	(27)

Change in Class R3 Shares	(38)	459	244	530

Class R4 (b)
Issued	2	1	180	47
Reinvested	— (a)	— (a)	15	— (a)
Redeemed	— (a)	—	(8)	(4)

Change in Class R4 Shares	2	1	187	43

Class R5 (c)
Issued	365	2,462	8	8
Reinvested	245	24	1	— (a)
Redeemed	(601)	(1,978)	(1)	— (a)

Change in Class R5 Shares	9	508	8	8

Class R6
Issued	3,478	10,248	5,586	9,897
Reinvested	2,044	240	1,243	55
Redeemed	(5,055)	(6,799)	(2,288)	(2,985)

Change in Class R6 Shares	467	3,689	4,541	6,967

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016.
(c)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$22.03	$(0.10)		$3.93	$3.83	$(2.72)
Year Ended June 30, 2017	19.14	(0.16)		6.24	6.08	(3.19)
Year Ended June 30, 2016	26.04	(0.16)		(3.52)	(3.68)	(3.22)
Year Ended June 30, 2015	25.11	(0.20)		3.17	2.97	(2.04)
Year Ended June 30, 2014	23.10	(0.24)		4.44	4.20	(2.19)
Year Ended June 30, 2013	18.83	(0.14	)(f)	5.17	5.03	(0.76)

Class C
Six Months Ended December 31, 2017 (Unaudited)	17.12	(0.12)		3.03	2.91	(2.72)
Year Ended June 30, 2017	15.58	(0.21)		4.94	4.73	(3.19)
Year Ended June 30, 2016	21.97	(0.22)		(2.95)	(3.17)	(3.22)
Year Ended June 30, 2015	21.61	(0.28)		2.68	2.40	(2.04)
Year Ended June 30, 2014	20.25	(0.32)		3.87	3.55	(2.19)
Year Ended June 30, 2013	16.68	(0.22	)(f)	4.55	4.33	(0.76)

Class I
Six Months Ended December 31, 2017 (Unaudited)	24.83	(0.08)		4.44	4.36	(2.72)
Year Ended June 30, 2017	21.17	(0.12)		6.97	6.85	(3.19)
Year Ended June 30, 2016	28.34	(0.14)		(3.81)	(3.95)	(3.22)
Year Ended June 30, 2015	27.08	(0.15)		3.45	3.30	(2.04)
Year Ended June 30, 2014	24.70	(0.19)		4.76	4.57	(2.19)
Year Ended June 30, 2013	20.02	(0.07	)(f)	5.51	5.44	(0.76)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income(loss) per share would have been $(0.20), $(0.27) and $(0.14) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been (1.00)%, (1.51)% and (0.64)% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.14	17.69%	$76,613	1.24%	(0.82)%		1.38%	21%
22.03	34.99	66,189	1.25	(0.78)		1.48	41
19.14	(14.42)	55,583	1.25	(0.76)		1.51	56
26.04	13.02	73,175	1.25	(0.82)		1.44	48
25.11	18.56	86,997	1.33	(0.95)		1.38	65
23.10	27.61	77,408	1.44	(0.70	)(f)	1.44	65

17.31	17.39	38,365	1.74	(1.33)		1.86	21
17.12	34.25	36,707	1.74	(1.28)		2.04	41
15.58	(14.80)	32,734	1.75	(1.27)		2.12	56
21.97	12.46	50,162	1.75	(1.32)		2.02	48
21.61	17.93	55,458	1.83	(1.45)		1.88	65
20.25	26.96	54,171	1.94	(1.20	)(f)	1.94	65

26.47	17.83	82,956	0.99	(0.57)		1.10	21
24.83	35.29	67,496	1.00	(0.53)		1.18	41
21.17	(14.19)	64,589	1.00	(0.57)		1.09	56
28.34	13.30	386,459	1.00	(0.57)		1.11	48
27.08	18.87	417,048	1.06	(0.69)		1.13	65
24.70	28.02	387,402	1.09	(0.33	)(f)	1.19	65

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$52.32	$0.02	(e)	$5.02	$5.04	$(0.01)	$(4.38)	$(4.39)
Year Ended June 30, 2017	45.88	(0.04	)(e)	11.81	11.77	(0.20)	(5.13)	(5.33)
May 31, 2016 (f) through June 30, 2016	45.81	0.02	(e)(g)	0.05	0.07	—	—	—

Class C
Six Months Ended December 31, 2017 (Unaudited)	52.14	(0.12	)(e)	5.00	4.88	—	(4.38)	(4.38)
Year Ended June 30, 2017	45.86	(0.24	)(e)	11.74	11.50	(0.09)	(5.13)	(5.22)
May 31, 2016 (f) through June 30, 2016	45.81	—	(e)(g)(h)	0.05	0.05	—	—	—

Class I
Six Months Ended December 31, 2017 (Unaudited)	52.58	0.12	(e)	5.02	5.14	(0.17)	(4.38)	(4.55)
January 3, 2017 (f) through June 30, 2017	50.44	0.07	(e)	2.07	2.14	—	—	—

Class R2
July 31, 2017 (f) through December 31, 2017 (Unaudited)	53.24	(0.02	)(e)	4.38	4.36	(0.04)	(4.38)	(4.42)

Class R3
July 31, 2017 (f) through December 31, 2017 (Unaudited)	53.24	0.04	(e)	4.38	4.42	(0.09)	(4.38)	(4.47)

Class R4
July 31, 2017 (f) through December 31, 2017 (Unaudited)	53.24	0.10	(e)	4.38	4.48	(0.14)	(4.38)	(4.52)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	52.64	0.14	(e)	5.06	5.20	(0.17)	(4.38)	(4.55)
Year Ended June 30, 2017	45.90	0.20	(e)	11.83	12.03	(0.16)	(5.13)	(5.29)
Year Ended June 30, 2016	56.18	0.15	(e)(g)	(5.25)	(5.10)	(0.32)	(4.86)	(5.18)
Year Ended June 30, 2015	58.70	0.37	(e)	3.20	3.57	(0.10)	(5.99)	(6.09)
Year Ended June 30, 2014	48.11	0.15	(i)	13.44	13.59	(0.27)	(2.73)	(3.00)
Year Ended June 30, 2013	37.54	0.37	(j)	10.63	11.00	(0.43)	—	(0.43)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	52.57	0.18	(e)	5.03	5.21	(0.20)	(4.38)	(4.58)
Year Ended June 30, 2017	45.90	0.29	(e)	11.76	12.05	(0.25)	(5.13)	(5.38)
May 31, 2016 (f) through June 30, 2016	45.81	0.04	(e)(g)	0.05	0.09	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.005.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.17% for Class R5 Shares.
(j)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19 and the net investment income (loss) ratio would have been 0.44% for Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$52.97	9.70%	$3,294	1.24%	0.08%		1.42%	15%
52.32	26.29	2,203	1.24	(0.07)		1.45	61
45.88	0.15	23	1.25	0.56	(g)	1.39	58

52.64	9.41	1,410	1.74	(0.43)		1.91	15
52.14	25.68	1,017	1.74	(0.47)		1.96	61
45.86	0.11	20	1.74	0.06	(g)	1.89	58

53.17	9.82	23,238	0.99	0.45		1.14	15
52.58	4.24	3,545	0.99	0.26		1.21	61

53.18	8.24	22	1.49	(0.07)		1.63	15

53.19	8.36	22	1.24	0.18		1.38	15

53.20	8.48	22	0.99	0.43		1.13	15

53.29	9.93	196,862	0.79	0.49		0.99	15
52.64	26.87	187,198	0.79	0.40		1.11	61
45.90	(8.97)	164,573	0.80	0.30	(g)	1.16	58
56.18	7.01	815,652	0.80	0.66		1.13	56
58.70	28.95	703,307	0.79	0.28	(i)	1.12	51
48.11	29.50	522,295	0.79	0.84	(j)	1.19	55

53.20	9.96	41,359	0.74	0.65		0.88	15
52.57	26.94	16,782	0.74	0.56		0.98	61
45.90	0.20	20	0.74	1.06	(g)	0.88	58

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$48.63	$0.05		$3.93	$3.98	$(0.10)	$(2.87)	$(2.97)
Year Ended June 30, 2017	41.68	0.11		8.21	8.32	(0.12)	(1.25)	(1.37)
Year Ended June 30, 2016	44.68	0.13	(f)	0.08	0.21	(0.14)	(3.07)	(3.21)
Year Ended June 30, 2015	46.56	0.08		2.98	3.06	(0.08)	(4.86)	(4.94)
Year Ended June 30, 2014	39.94	0.10	(g)	8.97	9.07	(0.07)	(2.38)	(2.45)
Year Ended June 30, 2013	36.02	0.29	(h)	7.39	7.68	(0.36)	(3.40)	(3.76)

Class C
Six Months Ended December 31, 2017 (Unaudited)	37.07	(0.06)		2.99	2.93	—	(2.87)	(2.87)
Year Ended June 30, 2017	32.21	(0.09)		6.31	6.22	(0.11)	(1.25)	(1.36)
Year Ended June 30, 2016	35.32	(0.06	)(f)	0.02	(0.04)	—	(3.07)	(3.07)
Year Ended June 30, 2015	37.96	(0.12)		2.34	2.22	—	(4.86)	(4.86)
Year Ended June 30, 2014	33.06	(0.10	)(g)	7.38	7.28	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.46	0.09	(h)	6.15	6.24	(0.24)	(3.40)	(3.64)

Class I
Six Months Ended December 31, 2017 (Unaudited)	55.69	0.13		4.51	4.64	(0.23)	(2.87)	(3.10)
Year Ended June 30, 2017	47.50	0.28		9.37	9.65	(0.21)	(1.25)	(1.46)
Year Ended June 30, 2016	50.31	0.25	(f)	0.17	0.42	(0.16)	(3.07)	(3.23)
Year Ended June 30, 2015	51.78	0.24		3.36	3.60	(0.21)	(4.86)	(5.07)
Year Ended June 30, 2014	44.14	0.26	(g)	9.94	10.20	(0.18)	(2.38)	(2.56)
Year Ended June 30, 2013	39.41	0.44	(h)	8.15	8.59	(0.46)	(3.40)	(3.86)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	47.81	(0.01)		3.86	3.85	(0.02)	(2.87)	(2.89)
Year Ended June 30, 2017	41.08	—	(i)	8.08	8.08	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2016	44.04	0.01	(f)	0.10	0.11	—	(3.07)	(3.07)
Year Ended June 30, 2015	45.99	(0.04)		2.95	2.91	—	(4.86)	(4.86)
Year Ended June 30, 2014	39.52	(0.01	)(g)	8.86	8.85	—	(2.38)	(2.38)
Year Ended June 30, 2013	35.67	0.20	(h)	7.31	7.51	(0.26)	(3.40)	(3.66)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	48.54	0.09		3.88	3.97	(0.29)	(2.87)	(3.16)
September 9, 2016(k) through June 30, 2017	43.22	0.12		6.68	6.80	(0.23)	(1.25)	(1.48)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	55.64	0.14		4.49	4.63	(0.27)	(2.87)	(3.14)
September 9, 2016(k) through June 30, 2017	49.28	0.23		7.63	7.86	(0.25)	(1.25)	(1.50)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	55.84	0.19		4.53	4.72	(0.35)	(2.87)	(3.22)
Year Ended June 30, 2017	47.57	0.36		9.42	9.78	(0.26)	(1.25)	(1.51)
Year Ended June 30, 2016	50.43	0.36	(f)	0.15	0.51	(0.30)	(3.07)	(3.37)
Year Ended June 30, 2015	51.88	0.34		3.37	3.71	(0.30)	(4.86)	(5.16)
Year Ended June 30, 2014	44.21	0.36	(g)	9.96	10.32	(0.27)	(2.38)	(2.65)
Year Ended June 30, 2013	39.47	0.52	(h)	8.16	8.68	(0.54)	(3.40)	(3.94)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	55.83	0.22		4.51	4.73	(0.38)	(2.87)	(3.25)
Year Ended June 30, 2017	47.57	0.46		9.34	9.80	(0.29)	(1.25)	(1.54)
May 31, 2016(k) through June 30, 2016	47.04	0.06	(f)	0.47	0.53	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$49.64	8.24%	$1,090,763	1.24%	0.22%		1.26%	8%
48.63	20.14	1,135,394	1.29	0.24		1.35	21
41.68	1.10	736,629	1.29	0.31	(f)	1.38	32
44.68	7.49	674,619	1.29	0.17		1.39	20
46.56	23.27	738,967	1.29	0.23	(g)	1.37	30
39.94	23.11	696,784	1.29	0.78	(h)	1.39	25

37.13	7.97	146,949	1.74	(0.31)		1.76	8
37.07	19.53	171,352	1.79	(0.25)		1.84	21
32.21	0.63	70,176	1.79	(0.20	)(f)	1.85	32
35.32	6.92	35,783	1.79	(0.33)		1.87	20
37.96	22.67	39,824	1.79	(0.26	)(g)	1.87	30
33.06	22.50	37,039	1.79	0.28	(h)	1.88	25

57.23	8.38	2,602,851	0.99	0.47		1.01	8
55.69	20.50	2,722,213	0.99	0.54		1.07	21
47.50	1.41	1,261,772	0.99	0.54	(f)	1.14	32
50.31	7.81	1,435,112	0.99	0.48		1.14	20
51.78	23.65	1,443,768	0.99	0.53	(g)	1.12	30
44.14	23.48	1,134,887	0.99	1.07	(h)	1.14	25

48.77	8.10	13,444	1.50	(0.04)		1.53	8
47.81	19.85	13,078	1.53	0.00	(j)	1.73	21
41.08	0.85	5,313	1.54	0.03	(f)	1.72	32
44.04	7.23	3,446	1.54	(0.08)		1.73	20
45.99	22.95	3,883	1.54	(0.02	)(g)	1.62	30
39.52	22.80	4,909	1.54	0.53	(h)	1.64	25

49.35	8.23	2,496	1.24	0.37		1.39	8
48.54	15.92	104	1.24	0.32		1.36	21

57.13	8.37	87	0.99	0.50		1.33	8
55.64	16.14	60	0.99	0.55		1.14	21

57.34	8.49	1,239,127	0.79	0.67		0.86	8
55.84	20.74	1,267,593	0.79	0.68		0.86	21
47.57	1.62	1,349,107	0.79	0.78	(f)	0.86	32
50.43	8.03	1,244,878	0.79	0.68		0.89	20
51.88	23.90	1,177,534	0.79	0.73	(g)	0.92	30
44.21	23.71	814,942	0.79	1.25	(h)	0.94	25

57.31	8.51	1,377,269	0.74	0.76		0.76	8
55.83	20.80	978,649	0.74	0.85		0.76	21
47.57	1.13	25,933	0.73	1.60	(f)	0.75	32
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $0.10, $(0.15) and $0.20 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.59)%, 0.21%, (0.34)% and 0.41% for Class A, Class C, Class I, Class R2 and Class R5 Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.11), $0.18, $(0.04) and $0.26 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.36)%, 0.44%, (0.10)% and 0.62% for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively.
(i)	Amount rounds to less than $0.005.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$14.81	$(0.07)		$2.67	$2.60	$(1.33)
Year Ended June 30, 2017	11.43	(0.10)		3.94	3.84	(0.46)
Year Ended June 30, 2016	14.50	(0.09)		(1.94)	(2.03)	(1.04)
Year Ended June 30, 2015	13.96	(0.11	)(f)	1.77	1.66	(1.12)
Year Ended June 30, 2014	13.00	(0.12)		2.52	2.40	(1.44)
Year Ended June 30, 2013	11.13	(0.06	)(g)	2.94	2.88	(1.01)

Class C
Six Months Ended December 31, 2017 (Unaudited)	11.23	(0.08)		2.01	1.93	(1.33)
Year Ended June 30, 2017	8.82	(0.13)		3.00	2.87	(0.46)
Year Ended June 30, 2016	11.50	(0.12)		(1.52)	(1.64)	(1.04)
Year Ended June 30, 2015	11.36	(0.14	)(f)	1.40	1.26	(1.12)
Year Ended June 30, 2014	10.87	(0.16)		2.09	1.93	(1.44)
Year Ended June 30, 2013	9.51	(0.10	)(g)	2.47	2.37	(1.01)

Class I
Six Months Ended December 31, 2017 (Unaudited)	16.18	(0.05)		2.91	2.86	(1.33)
Year Ended June 30, 2017	12.42	(0.07)		4.29	4.22	(0.46)
Year Ended June 30, 2016	15.61	(0.07)		(2.08)	(2.15)	(1.04)
Year Ended June 30, 2015	14.91	(0.08	)(f)	1.90	1.82	(1.12)
Year Ended June 30, 2014	13.77	(0.09)		2.67	2.58	(1.44)
Year Ended June 30, 2013	11.70	(0.03	)(g)	3.11	3.08	(1.01)

Class L
Six Months Ended December 31, 2017 (Unaudited)	16.60	(0.04)		2.99	2.95	(1.33)
Year Ended June 30, 2017	12.72	(0.05)		4.39	4.34	(0.46)
Year Ended June 30, 2016	15.93	(0.05)		(2.12)	(2.17)	(1.04)
Year Ended June 30, 2015	15.17	(0.06	)(f)	1.94	1.88	(1.12)
Year Ended June 30, 2014	13.96	(0.07)		2.72	2.65	(1.44)
Year Ended June 30, 2013	11.84	(0.01	)(g)	3.14	3.13	(1.01)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	14.39	(0.08)		2.58	2.50	(1.33)
Year Ended June 30, 2017	11.15	(0.13)		3.83	3.70	(0.46)
Year Ended June 30, 2016	14.20	(0.12)		(1.89)	(2.01)	(1.04)
Year Ended June 30, 2015	13.73	(0.14	)(f)	1.73	1.59	(1.12)
Year Ended June 30, 2014	12.84	(0.16)		2.49	2.33	(1.44)
Year Ended June 30, 2013	11.03	(0.09	)(g)	2.91	2.82	(1.01)

Class R3
July 31, 2017(h) through December 31, 2017 (Unaudited)	15.17	(0.05)		2.29	2.24	(1.33)

Class R4
July 31, 2017(h) through December 31, 2017 (Unaudited)	15.17	(0.04)		2.30	2.26	(1.33)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	16.60	(0.04)		3.00	2.96	(1.33)
September 9, 2016(h) through June 30, 2017	13.75	(0.04)		3.35	3.31	(0.46)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	16.73	(0.03)		3.02	2.99	(1.33)
Year Ended June 30, 2017	12.80	(0.04)		4.43	4.39	(0.46)
Year Ended June 30, 2016	16.01	(0.03)		(2.14)	(2.17)	(1.04)
Year Ended June 30, 2015	15.23	(0.05	)(f)	1.95	1.90	(1.12)
Year Ended June 30, 2014	14.00	(0.06)		2.73	2.67	(1.44)
Year Ended June 30, 2013	11.85	—	(g)(i)	3.16	3.16	(1.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.13), $(0.07), $(0.05), $(0.12) and $(0.04) for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (0.54)%, (0.40)%, (1.04)% and (0.29)% for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.005.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$16.08	17.78%	$237,676	1.24%	(0.82)%		1.29%	24%
14.81	34.36	196,403	1.24	(0.75)		1.40	42
11.43	(14.17)	179,093	1.25	(0.77)		1.50	47
14.50	13.04	266,805	1.25	(0.82	)(f)	1.42	50
13.96	18.94	282,408	1.25	(0.86)		1.37	58
13.00	27.94	249,986	1.24	(0.50	)(g)	1.42	60

11.83	17.48	24,221	1.74	(1.33)		1.78	24
11.23	33.51	20,352	1.74	(1.25)		1.85	42
8.82	(14.50)	18,218	1.75	(1.27)		1.91	47
11.50	12.47	26,297	1.75	(1.32	)(f)	1.87	50
11.36	18.29	28,035	1.75	(1.36)		1.87	58
10.87	27.30	25,415	1.74	(1.00	)(g)	1.92	60

17.71	17.88	162,877	0.99	(0.58)		1.02	24
16.18	34.69	110,644	1.00	(0.50)		1.12	42
12.42	(13.92)	102,174	1.00	(0.52)		1.18	47
15.61	13.29	157,631	1.00	(0.57	)(f)	1.16	50
14.91	19.20	156,585	1.00	(0.62)		1.12	58
13.77	28.30	148,078	1.00	(0.25	)(g)	1.17	60

18.22	17.97	342,800	0.84	(0.43)		0.86	24
16.60	34.82	360,044	0.85	(0.35)		0.93	42
12.72	(13.76)	271,369	0.85	(0.35)		0.96	47
15.93	13.47	279,248	0.85	(0.42	)(f)	0.95	50
15.17	19.46	302,087	0.85	(0.46)		0.97	58
13.96	28.39	230,458	0.85	(0.11	)(g)	1.02	60

15.56	17.60	26,360	1.49	(1.08)		1.52	24
14.39	33.96	23,569	1.49	(1.00)		1.70	42
11.15	(14.34)	21,276	1.50	(1.01)		1.85	47
14.20	12.74	28,364	1.50	(1.07	)(f)	1.72	50
13.73	18.62	31,119	1.50	(1.11)		1.62	58
12.84	27.64	26,561	1.49	(0.75	)(g)	1.67	60

16.08	14.99	143	1.24	(0.72)		1.26	24

16.10	15.12	23	1.00	(0.52)		1.01	24

18.23	18.04	3,829	0.84	0.40		0.89	24
16.60	24.72	1,186	0.82	(0.31)		0.84	42

18.39	18.07	815,686	0.74	(0.32)		0.76	24
16.73	34.99	603,730	0.75	(0.25)		0.76	42
12.80	(13.69)	445,008	0.75	(0.25)		0.77	47
16.01	13.55	486,724	0.75	(0.31	)(f)	0.79	50
15.23	19.55	355,032	0.75	(0.36)		0.87	58
14.00	28.63	248,415	0.75	0.00	(g)(j)	0.92	60

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$29.18	$0.11		$1.52	$1.63	$(0.17)	$(1.74)	$(1.91)
Year Ended June 30, 2017	24.64	0.11	(f)	4.58	4.69	(0.13)	(0.02)	(0.15)
Year Ended June 30, 2016	26.65	0.17		(0.94)	(0.77)	(0.15)	(1.09)	(1.24)
Year Ended June 30, 2015	27.98	0.22		(0.01)	0.21	(0.20)	(1.34)	(1.54)
Year Ended June 30, 2014	23.77	0.12	(g)	4.87	4.99	(0.11)	(0.67)	(0.78)
Year Ended June 30, 2013	18.75	0.21	(h)	5.04	5.25	(0.23)	—	(0.23)

Class C
Six Months Ended December 31, 2017 (Unaudited)	24.55	0.02		1.28	1.30	(0.11)	(1.74)	(1.85)
Year Ended June 30, 2017	20.82	(0.05	)(f)	3.87	3.82	(0.07)	(0.02)	(0.09)
Year Ended June 30, 2016	22.77	0.02		(0.82)	(0.80)	(0.06)	(1.09)	(1.15)
Year Ended June 30, 2015	24.19	0.05		(0.02)	0.03	(0.11)	(1.34)	(1.45)
Year Ended June 30, 2014	20.73	(0.03	)(g)	4.22	4.19	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2013	16.40	0.06	(h)	4.41	4.47	(0.14)	—	(0.14)

Class I
Six Months Ended December 31, 2017 (Unaudited)	30.80	0.17		1.59	1.76	(0.21)	(1.74)	(1.95)
Year Ended June 30, 2017	25.97	0.20	(f)	4.81	5.01	(0.16)	(0.02)	(0.18)
Year Ended June 30, 2016	28.00	0.23		(0.97)	(0.74)	(0.20)	(1.09)	(1.29)
Year Ended June 30, 2015	29.31	0.31		(0.02)	0.29	(0.26)	(1.34)	(1.60)
Year Ended June 30, 2014	24.86	0.20	(g)	5.09	5.29	(0.17)	(0.67)	(0.84)
Year Ended June 30, 2013	19.58	0.26	(h)	5.29	5.55	(0.27)	—	(0.27)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	28.94	0.07		1.50	1.57	(0.13)	(1.74)	(1.87)
Year Ended June 30, 2017	24.48	0.04	(f)	4.53	4.57	(0.09)	(0.02)	(0.11)
Year Ended June 30, 2016	26.49	0.11		(0.94)	(0.83)	(0.09)	(1.09)	(1.18)
Year Ended June 30, 2015	27.83	0.16		(0.02)	0.14	(0.14)	(1.34)	(1.48)
Year Ended June 30, 2014	23.67	0.07	(g)	4.83	4.90	(0.07)	(0.67)	(0.74)
Year Ended June 30, 2013	18.68	0.15	(h)	5.03	5.18	(0.19)	—	(0.19)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	29.14	0.11		1.52	1.63	(0.17)	(1.74)	(1.91)
September 9, 2016 (i) through June 30, 2017	25.89	0.12	(f)	3.31	3.43	(0.16)	(0.02)	(0.18)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	30.77	0.19		1.56	1.75	(0.20)	(1.74)	(1.94)
September 9, 2016 (i) through June 30, 2017	27.30	0.18	(f)	3.49	3.67	(0.18)	(0.02)	(0.20)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	30.80	0.19		1.60	1.79	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2017	25.97	0.23	(f)	4.81	5.04	(0.19)	(0.02)	(0.21)
Year Ended June 30, 2016	28.01	0.26		(0.98)	(0.72)	(0.23)	(1.09)	(1.32)
Year Ended June 30, 2015	29.31	0.34		(0.02)	0.32	(0.28)	(1.34)	(1.62)
Year Ended June 30, 2014	24.85	0.23	(g)	5.09	5.32	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2013	19.58	0.29	(h)	5.27	5.56	(0.29)	—	(0.29)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	30.83	0.20		1.61	1.81	(0.25)	(1.74)	(1.99)
Year Ended June 30, 2017	25.99	0.27	(f)	4.82	5.09	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2016	28.03	0.31		(1.00)	(0.69)	(0.26)	(1.09)	(1.35)
Year Ended June 30, 2015	29.33	0.37		(0.02)	0.35	(0.31)	(1.34)	(1.65)
Year Ended June 30, 2014	24.87	0.24	(g)	5.09	5.33	(0.20)	(0.67)	(0.87)
Year Ended June 30, 2013	19.59	0.29	(h)	5.29	5.58	(0.30)	—	(0.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $0.18, $0.05, $0.22 and $0.23 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.20)%, 0.66%, 0.20%, 0.79% and 0.82% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $0.17, $0.06, $0.19 and $0.20 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, 0.77%, 0.27%, 0.86% and 0.89% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$28.90	5.64%	$400,023	1.24%	0.74%		1.32%	16%
29.18	19.01	518,464	1.24	0.39	(f)	1.44	41
24.64	(2.54)	551,313	1.25	0.69		1.53	46
26.65	1.04	618,977	1.24	0.84		1.44	38
27.98	21.24	516,950	1.24	0.46	(g)	1.40	40
23.77	28.08	332,177	1.24	0.98	(h)	1.39	38

24.00	5.34	29,107	1.76	0.19		1.78	16
24.55	18.32	40,349	1.85	(0.21	)(f)	1.86	41
20.82	(3.12)	41,161	1.86	0.07		1.94	46
22.77	0.42	49,815	1.85	0.23		1.89	38
24.19	20.45	52,909	1.84	(0.15	)(g)	1.89	40
20.73	27.35	41,108	1.85	0.34	(h)	1.89	38

30.61	5.77	370,112	0.99	1.07		1.01	16
30.80	19.30	344,875	0.99	0.67	(f)	1.11	41
25.97	(2.28)	263,436	1.00	0.88		1.18	46
28.00	1.27	495,605	0.99	1.10		1.14	38
29.31	21.52	404,848	0.99	0.71	(g)	1.15	40
24.86	28.47	266,018	0.99	1.19	(h)	1.14	38

28.64	5.48	59,231	1.55	0.49		1.59	16
28.94	18.68	60,282	1.52	0.14	(f)	1.75	41
24.48	(2.78)	47,309	1.50	0.45		1.91	46
26.49	0.77	48,675	1.49	0.59		1.76	38
27.83	20.95	47,939	1.49	0.25	(g)	1.66	40
23.67	27.79	15,500	1.49	0.69	(h)	1.64	38

28.86	5.64	12,164	1.25	0.72		1.27	16
29.14	13.24	13,390	1.27	0.53	(f)	1.28	41

30.58	5.75	89	1.05	1.22		1.54	16
30.77	13.44	39	1.06	0.75	(f)	1.10	41

30.62	5.87	129,836	0.85	1.19		0.87	16
30.80	19.43	130,338	0.88	0.77	(f)	0.89	41
25.97	(2.21)	96,674	0.90	1.04		0.93	46
28.01	1.39	103,149	0.91	1.19		0.93	38
29.31	21.67	79,792	0.90	0.85	(g)	0.95	40
24.85	28.53	32,304	0.90	1.28	(h)	0.94	38

30.65	5.92	1,015,819	0.75	1.30		0.76	16
30.83	19.59	1,007,466	0.76	0.90	(f)	0.76	41
25.99	(2.07)	753,439	0.77	1.21		0.77	46
28.03	1.49	554,522	0.79	1.32		0.81	38
29.33	21.71	453,645	0.85	0.87	(g)	0.90	40
24.87	28.62	207,613	0.85	1.32	(h)	0.89	38

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$18.10	$0.01		$1.39	$1.40	$—	$(1.19)	$(1.19)
Year Ended June 30, 2017	15.09	—	(f)(g)	3.02	3.02	(0.01)	— (f)	(0.01)
Year Ended June 30, 2016	16.96	0.02		(1.20)	(1.18)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.25	0.03		1.22	1.25	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.17	(0.01	)(h)	3.39	3.38	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.31	0.04	(i)	2.89	2.93	(0.07)	—	(0.07)

Class C
Six Months Ended December 31, 2017 (Unaudited)	17.40	(0.04)		1.34	1.30	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.57	(0.08	)(g)	2.91	2.83	—	— (f)	— (f)
Year Ended June 30, 2016	16.46	(0.05)		(1.17)	(1.22)	—	(0.67)	(0.67)
Year Ended June 30, 2015	15.86	(0.05)		1.19	1.14	—	(0.54)	(0.54)
Year Ended June 30, 2014	12.91	(0.08	)(h)	3.32	3.24	—	(0.29)	(0.29)
Year Ended June 30, 2013	10.14	(0.02	)(i)	2.83	2.81	(0.04)	—	(0.04)

Class I
Six Months Ended December 31, 2017 (Unaudited)	18.47	0.03		1.42	1.45	(0.03)	(1.19)	(1.22)
Year Ended June 30, 2017	15.40	0.04	(g)	3.08	3.12	(0.05)	— (f)	(0.05)
Year Ended June 30, 2016	17.29	0.06		(1.22)	(1.16)	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2015	16.53	0.08		1.24	1.32	(0.02)	(0.54)	(0.56)
Year Ended June 30, 2014	13.37	0.03	(h)	3.45	3.48	(0.03)	(0.29)	(0.32)
Year Ended June 30, 2013	10.45	0.08	(i)	2.92	3.00	(0.08)	—	(0.08)

Class L
Six Months Ended December 31, 2017 (Unaudited)	18.46	0.05		1.42	1.47	(0.06)	(1.19)	(1.25)
Year Ended June 30, 2017	15.39	0.08	(g)	3.08	3.16	(0.09)	— (f)	(0.09)
Year Ended June 30, 2016	17.28	0.10		(1.24)	(1.14)	(0.08)	(0.67)	(0.75)
Year Ended June 30, 2015	16.51	0.11		1.24	1.35	(0.04)	(0.54)	(0.58)
Year Ended June 30, 2014	13.35	0.06	(h)	3.44	3.50	(0.05)	(0.29)	(0.34)
Year Ended June 30, 2013	10.43	0.10	(i)	2.92	3.02	(0.10)	—	(0.10)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	17.81	(0.02)		1.38	1.36	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.88	(0.04	)(g)	2.97	2.93	—	— (f)	— (f)
Year Ended June 30, 2016	16.77	(0.01)		(1.19)	(1.20)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.12	(0.01)		1.20	1.19	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.09	(0.05	)(h)	3.38	3.33	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.25	(0.02	)(i)	2.90	2.88	(0.04)	—	(0.04)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	18.03	0.01		1.39	1.40	(0.03)	(1.19)	(1.22)
September 9, 2016 (j) through June 30, 2017	16.02	0.04	(g)	2.04	2.08	(0.07)	— (f)	(0.07)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	18.44	0.06		1.40	1.46	(0.07)	(1.19)	(1.26)
September 9, 2016 (j) through June 30, 2017	16.36	0.13	(g)	2.04	2.17	(0.09)	— (f)	(0.09)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	18.45	0.05		1.41	1.46	(0.07)	(1.19)	(1.26)
September 9, 2016 (j) through June 30, 2017	16.35	0.07	(g)	2.13	2.20	(0.10)	— (f)	(0.10)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	18.48	0.06		1.42	1.48	(0.08)	(1.19)	(1.27)
Year Ended June 30, 2017	15.40	0.10	(g)	3.08	3.18	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	17.29	0.11		(1.23)	(1.12)	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2015	16.52	0.12		1.24	1.36	(0.05)	(0.54)	(0.59)
Year Ended June 30, 2014	13.35	0.06	(h)	3.46	3.52	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2013	10.43	0.11	(i)	2.91	3.02	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income(loss) per share would have been $(0.02), $(0.09), $0.02, $0.05, $(0.05), and $0.06 for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, 0.13%, 0.34%, (0.36)% and 0.38% for Class A, Class C, Class I, Class L, Class R2 and Class R6 Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $0.03, $0.05, $(0.07) and $0.07 for Class A, Class C, Class I, Class L, Class R2 and Class R6 Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, 0.25%, 0.41%, (0.58)% and 0.56% for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$18.31	7.81%	$221,320	1.22%	0.07%		1.23%	21%
18.10	20.04	244,958	1.25	(0.01	)(g)	1.35	53
15.09	(6.86)	226,309	1.26	0.15		1.44	49
16.96	7.98	240,064	1.25	0.21		1.40	56
16.25	25.86	126,858	1.25	(0.08	)(h)	1.34	51
13.17	28.54	49,607	1.25	0.31	(i)	1.43	54

17.51	7.54	47,789	1.73	(0.42)		1.74	21
17.40	19.43	49,946	1.75	(0.51	)(g)	1.85	53
14.57	(7.35)	45,932	1.76	(0.34)		1.91	49
16.46	7.47	45,202	1.75	(0.28)		1.88	56
15.86	25.27	22,539	1.75	(0.57	)(h)	1.84	51
12.91	27.83	6,972	1.75	(0.18	)(i)	1.93	54

18.70	7.94	417,383	0.96	0.35		0.97	21
18.47	20.29	387,043	1.01	0.25	(g)	1.05	53
15.40	(6.63)	289,631	1.00	0.42		1.11	49
17.29	8.25	246,645	1.00	0.45		1.11	56
16.53	26.21	160,279	1.00	0.17	(h)	1.09	51
13.37	28.81	66,928	1.00	0.64	(i)	1.21	54

18.68	8.03	671,857	0.81	0.49		0.82	21
18.46	20.50	711,139	0.82	0.43	(g)	0.87	53
15.39	(6.48)	587,279	0.82	0.63		0.90	49
17.28	8.49	352,036	0.82	0.64		0.94	56
16.51	26.42	216,698	0.82	0.39	(h)	0.94	51
13.35	29.08	30,226	0.82	0.79	(i)	1.05	54

17.98	7.71	49,127	1.48	(0.17)		1.48	21
17.81	19.70	51,511	1.50	(0.24	)(g)	1.69	53
14.88	(7.09)	34,326	1.51	(0.05)		1.75	49
16.77	7.66	17,846	1.50	(0.04)		1.66	56
16.12	25.66	9,785	1.50	(0.32	)(h)	1.59	51
13.09	28.19	1,744	1.50	(0.20	)(i)	1.65	54

18.21	7.85	14,089	1.21	0.14		1.22	21
18.03	13.01	9,560	1.23	0.25	(g)	1.24	53

18.64	7.97	4,286	0.97	0.58		1.24	21
18.44	13.24	794	1.00	0.89	(g)	1.07	53

18.65	7.96	299	0.85	0.54		0.97	21
18.45	13.44	145	0.83	0.51	(g)	0.90	53

18.69	8.07	384,847	0.71	0.62		0.72	21
18.48	20.64	296,577	0.72	0.55	(g)	0.72	53
15.40	(6.39)	139,835	0.73	0.71		0.74	49
17.29	8.54	69,755	0.73	0.73		0.76	56
16.52	26.54	45,604	0.75	0.42	(h)	0.84	51
13.35	29.17	17,232	0.75	0.95	(i)	0.97	54

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class C and Class I	JPM I	Diversified
Small Cap Core Fund	Class A, Class C, Class I, Class R2*, Class R3*, Class R4*, Class R5 and Class R6	JPM I	Diversified
Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3**, Class R4**, Class R5 and Class R6	JPM II	Diversified
Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

*	Class R2, Class R3 and Class R4 commenced operations on July 31, 2017 for Small Cap Core Fund.
**	Class R3 and Class R4 commenced operations on July 31, 2017 for Small Cap Growth Fund.

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Dynamic Small Cap Growth Fund are publicly offered only on a limited basis. Class L Shares for the Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Dynamic Small Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$197,988	$—	$—		$197,988

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$268,551	$—	$—	(c)	$268,551

Depreciation in Other Financial Instruments
Futures Contracts (b)	$(12)	$—	$—		$(12)

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$6,471,476	$—	$—		$6,471,476

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,632,645	$—	$—		$1,632,645

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$2,019,010	$—	$—	(c)	$2,019,010

Appreciation in Other Financial Instruments
Futures Contracts (b)	$68	$—	$—		$68

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$1,815,882	$—	$—	(c)	$1,815,882

Appreciation in Other Financial Instruments
Futures Contracts (b)	$423	$—	$—		$423

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.
(b)	Portfolio holdings designated in level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Value is zero.

There were no transfers among any levels during the six months ended December 31, 2017.

B. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds buy futures contracts to invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2017 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts — Equity:
Average Notional Balance Long	$6,214	$32,579	$54,166
Ending Notional Balance Long	6,530	13,752	41,639

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2017 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Dynamic Small Cap Growth Fund
Transfer agency fees	$11	$1		$2	n/a	n/a		n/a		n/a		n/a		n/a		$14
Small Cap Core Fund
Transfer agency fees	1	—	(a)	1	n/a	$—	(a)	$—	(a)	$—	(a)	$3		$—	(a)	5
Small Cap Equity Fund
Transfer agency fees	38	5		34	n/a	1		1		—	(a)	9		11		99
Small Cap Growth Fund
Transfer agency fees	28	2		4	$2	1		—	(a)	—	(a)	—	(a)	3		40
Small Cap Value Fund
Transfer agency fees	138	3		6	n/a	25		1		—	(a)	3		17		193
U.S. Small Company Fund
Transfer agency fees	14	4		7	7	4		—	(a)	3		—	(a)	6		45

(a)	Amount rounds to less than 500.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Dynamic Small Cap Growth Fund	0.25%	0.75%	n/a	n/a
Small Cap Core Fund	0.25	0.75	0.50%	0.25%
Small Cap Equity Fund	0.25	0.75	0.50	0.25
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

In addition, the JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2017, the JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Dynamic Small Cap Growth Fund	$—	(a)	$—
Small Cap Core Fund	2		—
Small Cap Equity Fund	17		1
Small Cap Growth Fund	35		—	(a)
Small Cap Value Fund	5		—	(a)
U.S. Small Company Fund	6		—	(a)

(a)	Amount rounds to less than 500.

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the JPMDS under which the JPMDS provides certain support services to the shareholders. For performing these services, the JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Core Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

The JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2		Class R3		Class R4		Class R5		Class R6
Dynamic Small Cap Growth Fund*	1.24%		1.74%		0.99%		n/a	n/a		n/a		n/a		n/a		n/a
Small Cap Core Fund	1.24	**	1.74	**	0.99	**	n/a	1.49%		1.24%		0.99%		0.80%		0.74	%**
Small Cap Equity Fund	1.24	***	1.74	***	0.99	***	n/a	1.49	***	1.24	***	0.99	***	0.80		0.74	***
Small Cap Growth Fund	1.24	^	1.74	^	0.99	^	0.85%	1.49	^	1.24		0.99		0.84	^	0.74	^
Small Cap Value Fund^^	1.24		1.74		0.99		n/a	1.49		1.24		0.99		0.84		0.74
U.S. Small Company Fund	1.26		1.76		1.01		0.83	1.51		1.26		1.01		0.86		0.76

*	The contractual expense percentages for Dynamic Small Cap Growth Fund in the table above are in place until October 31, 2019. Prior to November 1, 2017, the contractual expense limitations were 1.25%, 1.75% and 1.00%, for Class A, Class C and Class I Shares, respectively.
**	The contractual expense percentages for Small Cap Core Fund in the table above are in place until October 31, 2019. Prior to November 1, 2017, the contractual expense limitations were 1.25%, 1.75%, 1.00% and 0.75%, for Class A, Class C, Class I and Class R6 Shares, respectively.
***	The contractual expense percentages for Small Cap Equity Fund in the table above are in place until October 31, 2019. Prior to November 1, 2017, the contractual expense limitations were 1.30%, 1.80%, 1.00%, 1.55%, 1.25%, 1.00% and 0.75%, for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares, respectively.
^	The contractual expense percentages for Small Cap Growth Fund in the table above are in place until October 31, 2019. Prior to November 1, 2017, the contractual expense limitations were 1.25%, 1.75%, 1.00%, 1.50%, 0.85% and 0.75%, for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
^^	The contractual expense percentages for Small Cap Value Fund in the table above are in place until October 31, 2019. Prior to November 1, 2017, the contractual expense limitations were 1.25%, 1.86%, 1.00%, 1.61%, 1.36%, 1.11%, 0.91% and 0.86%, for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2017. The contractual expense limitation percentages in the table above are in place until at least October 31, 2018 unless noted otherwise.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

For the six months ended December 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$60	$40	$11	$111	$—
Small Cap Core Fund	97	64	51	212	—	(a)
Small Cap Equity Fund	160	107	335	602	9
Small Cap Growth Fund	66	44	35	145	3
Small Cap Value Fund	49	31	179	259	1
U.S. Small Company Fund	—	—	1	1	2

(a)	Amount rounds to less than 500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2017 was as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$3
Small Cap Core Fund	6
Small Cap Equity Fund	271
Small Cap Growth Fund	30
Small Cap Value Fund	34
U.S. Small Company Fund	56

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2017, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2017, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$—	(a)
Small Cap Core Fund	—	(a)
Small Cap Equity Fund	1
Small Cap Growth Fund	—	(a)
Small Cap Value Fund	—	(a)
U.S. Small Company Fund	2

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

4. Investment Transactions

During the six months ended December 31, 2017, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Dynamic Small Cap Growth Fund	$39,219	$44,957
Small Cap Core Fund	71,308	34,307
Small Cap Equity Fund	476,885	812,917
Small Cap Growth Fund	366,753	332,016
Small Cap Value Fund	328,753	493,061
U.S. Small Company Fund	366,046	389,847

During the six months ended December 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$120,030	$81,099	$3,141	$77,958
Small Cap Core Fund	199,295	76,730	7,486	69,244
Small Cap Equity Fund	4,596,804	1,950,984	76,312	1,874,672
Small Cap Growth Fund	1,067,269	595,215	29,839	565,376
Small Cap Value Fund	1,539,549	582,837	103,308	479,529
U.S. Small Company Fund	1,482,032	417,383	83,110	334,273

At June 30, 2017, the Funds did not have any capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2017, the Funds had omnibus which each owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Dynamic Small Cap Growth Fund	3	60.4%
Small Cap Core Fund	1	15.3
U.S. Small Company Fund	2	24.9

As of December 31, 2017, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Small Cap Growth Fund	24.6%
Small Cap Value Fund	18.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because the Funds may invest a significant portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of December 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017, and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual*	$1,000.00	$1,176.90	$6.80	1.24%
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,173.90	9.53	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	1,178.30	5.44	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

Small Cap Core Fund
Class A
Actual*	1,000.00	1,097.00	6.55	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,094.10	9.18	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	1,098.20	5.24	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R2
Actual**	1,000.00	1,082.40	6.50	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R3
Actual**	1,000.00	1,083.60	5.42	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class R4
Actual**	1,000.00	1,084.80	4.33	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	81

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Small Cap Core Fund (continued)
Class R5
Actual*	$1,000.00	$1,099.30	$4.18	0.79%
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	1,099.60	3.92	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74

Small Cap Equity Fund
Class A
Actual*	1,000.00	1,082.40	6.51	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,079.70	9.12	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	1,083.80	5.20	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R2
Actual*	1,000.00	1,081.00	7.87	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R3
Actual*	1,000.00	1,082.30	6.51	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class R4
Actual*	1,000.00	1,083.70	5.20	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R5
Actual*	1,000.00	1,084.90	4.15	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	1,085.10	3.89	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74

Small Cap Growth Fund
Class A
Actual*	1,000.00	1,177.80	6.81	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,174.80	9.54	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	1,178.80	5.44	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class L
Actual*	1,000.00	1,179.70	4.61	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R2
Actual*	1,000.00	1,176.00	8.17	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R3
Actual**	1,000.00	1,149.90	5.59	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class R4
Actual**	1,000.00	1,151.20	4.51	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Small Cap Growth Fund (continued)
Class R5
Actual*	$1,000.00	$1,180.40	$4.62	0.84%
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R6
Actual*	1,000.00	1,180.70	4.07	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74

Small Cap Value Fund
Class A
Actual*	1,000.00	1,056.40	6.43	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,053.40	9.11	1.76
Hypothetical*	1,000.00	1,016.33	8.94	1.76
Class I
Actual*	1,000.00	1,057.70	5.13	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R2
Actual*	1,000.00	1,054.80	8.03	1.55
Hypothetical*	1,000.00	1,017.39	7.88	1.55
Class R3
Actual*	1,000.00	1,056.40	6.48	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class R4
Actual*	1,000.00	1,057.50	5.45	1.05
Hypothetical*	1,000.00	1,019.91	5.35	1.05
Class R5
Actual*	1,000.00	1,058.70	4.41	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Class R6
Actual*	1,000.00	1,059.20	3.89	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75

U.S. Small Company Fund
Class A
Actual*	1,000.00	1,078.10	6.39	1.22
Hypothetical*	1,000.00	1,019.06	6.21	1.22
Class C
Actual*	1,000.00	1,075.40	9.05	1.73
Hypothetical*	1,000.00	1,016.48	8.79	1.73
Class I
Actual*	1,000.00	1,079.40	5.03	0.96
Hypothetical*	1,000.00	1,020.37	4.89	0.96
Class L
Actual*	1,000.00	1,080.30	4.25	0.81
Hypothetical*	1,000.00	1,021.12	4.13	0.81
Class R2
Actual*	1,000.00	1,077.10	7.75	1.48
Hypothetical*	1,000.00	1,017.74	7.53	1.48
Class R3
Actual*	1,000.00	1,078.50	6.34	1.21
Hypothetical*	1,000.00	1,019.11	6.16	1.21
Class R4
Actual*	1,000.00	1,079.70	5.08	0.97
Hypothetical*	1,000.00	1,020.32	4.94	0.97

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
U.S. Small Company Fund (continued)
Class R5
Actual*	$1,000.00	$1,079.60	$4.46	0.85%
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Class R6
Actual*	1,000.00	1,080.70	3.72	0.71
Hypothetical*	1,000.00	1,021.63	3.62	0.71

*	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expense is equal to the Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 154/365 (to reflect the actual period). Commencement of operations was July 31, 2017.

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	85

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s performance for Class A shares was in the fourth quintile based upon both the Peer Group and Universe for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees noted that the performance for Class I shares was in the fifth, third and fourth quintiles based upon the Peer Group, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Small Cap Core Fund’s performance for Class R5 shares was in the fifth, second and first quintiles based upon the Peer Group, and in the third, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively . The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Equity Fund’s performance for Class A shares was in the third, second and first quintiles based upon the Peer Group, and in the third, first and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I Shares was in the third, first, and first quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Growth Fund’s performance for Class A shares was in the fourth, fifth and fourth quintiles based upon the Peer Group, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fourth, fifth and fifth quintiles based upon the Peer Group, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Small Cap Value Fund’s performance for Class A shares was in the second, third and third quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2016, respectively, and in the second quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees noted that the performance for Class I shares was in

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

the first, third and first quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2016, respectively, and in the second quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Small Company Fund’s performance for Class A shares was in fourth, first and first quintiles based upon the Peer Group, and in the third, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in fourth, second and first quintiles based upon the Peer Group, and in the third, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s net advisory fee for both Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for both Class A and Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the

Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Core Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R5 shares were in the first quintile based upon both the Peer Group and Universe. The Trustees also noted that the Fund’s Fee Caps for certain share classes were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s Fee Caps for certain share classes were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the third and second quintiles based upon both the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s Fee Caps were lowered effective November 1, 2017. After

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2017

considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and

Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2017	J.P. MORGAN SMALL CAP FUNDS	89

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2017.	SAN-SC-1217

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2017 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy continued to grow in the second half of 2017, supported by a synchronized global economy and central bank policies that also helped lift equity prices in the U.S. and elsewhere.

“Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand.” — George C.W. Gatch

The U.S. economy entered its third longest expansion on record in 2017, and gross domestic product (GDP) rose by 3.2% in the third quarter and an estimated 2.6% in the fourth quarter. During the second half of 2017, unemployment fell to 4.1% in December from 4.3% in June, and U.S. consumer confidence reached a 17-year high in November. Corporate profits rose during the second half of the year amid stable energy prices and a decline in the value of the U.S. dollar.

Notably, the second half of 2017 included three large hurricanes, wildfires and other assorted natural disasters that combined to cause an estimated $306 billion in damage in the U.S. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates in December 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during the reporting period and provided support for both the domestic economy and financial markets.

Most developed market and emerging market economies also continued to grow in the second half of 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade and China’s GDP grew by an estimated 6.8% in the second half of 2017, supported by personal consumption and growth in foreign trade.

Roughly 120 countries, comprising three-fourths of global GDP, had experienced increased economic growth by the end of 2017, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns for the six months ended December 31, 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited growth from external demand and a reduction in U.S. corporate tax rates from the 2017 Tax Cuts and Jobs Act. Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

U.S. equity markets overall provided positive returns throughout the reporting period amid strong growth in corporate profits, stable energy prices and continued low interest rates. During the reporting period, the Standard & Poor’s 500 Index (the “S&P 500”) reached more than two dozen record high closings and had positive returns for each month.

In contrast, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, remained well below its historical average throughout the year and on November 3, 2017 fell to its lowest-ever level.

Overall, growth stocks outperformed value stocks and large cap stocks generally outperformed small cap and mid cap stocks during the reporting period.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	14.25%
Russell 3000 Growth Index	13.98%

Net Assets as of 12/31/2017 (In Thousands)	$8,028,738

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the health care sector and its underweight position in the consumer staples sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection and underweight position in the producer durables sector and its security selection in the consumer discretionary sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kite Pharma Inc. and Arista Networks Inc., and its underweight position in Celgene Corp. Shares of Kite Pharma, a drug maker, rose on news reports that the company had agreed to an acquisition offer from Gilead Sciences Inc. Shares of Arista Networks, a provider of cloud networking technology, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2017. Shares of Celgene, a drug maker not held by the Fund, fell after the company halted development of its drug for Crohn’s disease and reported lower-than-expected revenue for the third quarter of 2017.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acadia Healthcare Corp. and Evolent Health Inc. and its underweight position in Boeing Co. Shares of Acadia Healthcare, a provider of behavioral health care services that was not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017. Shares of Evolent Health, a provider of health care consulting, fell after the company reported slower earnings growth and announced plans to raise capital through an issuance of common stock. Shares of Boeing, an aircraft manufacturer, rose amid growth in new orders, an increase in the company’s stock dividend and an $18 billion stock repurchase plan.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	6.3%
2.	Apple, Inc.	5.4
3.	Amazon.com, Inc.	4.7
4.	UnitedHealth Group, Inc.	3.6
5.	Facebook, Inc., Class A	3.5
6.	Waste Connections, Inc., (Canada)	2.8
7.	Charles Schwab Corp. (The)	2.2
8.	Mohawk Industries, Inc.	2.2
9.	Visa, Inc., Class A	2.0
10.	Mastercard, Inc., Class A	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	42.5%
Consumer Discretionary	14.3
Industrials	13.3
Health Care	13.2
Financials	7.6
Energy	1.6
Materials	1.4
Others (each less than 1.0%)	1.6
Short-Term Investment	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge**		8.28%	28.09%	17.31%	9.29%
Without Sales Charge		14.25	35.19	18.58	9.88
CLASS C SHARES	May 1, 2006
With CDSC***		13.00	33.52	18.00	9.32
Without CDSC		14.00	34.52	18.00	9.32
CLASS I SHARES	May 1, 2006	14.45	35.51	18.82	10.11
CLASS R2 SHARES	July 31, 2017	14.11	34.85	18.29	9.63
CLASS R3 SHARES	May 31, 2017	14.31	35.25	18.60	9.91
CLASS R4 SHARES	May 31, 2017	14.39	35.44	18.87	10.17
CLASS R5 SHARES	January 8, 2009	14.49	35.69	19.03	10.30
CLASS R6 SHARES	December 23, 2013	14.54	35.83	19.13	10.34

*	Not annualized
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 and Class R3 Shares would have been lower than those shown because Class R2 and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 22, 2013 and Class I Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2007 to

December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.49%
Russell Midcap Index	9.75%

Net Assets as of 12/31/2017 (In Thousands)	$3,025,575

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the materials & processing and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection and overweight position in the technology sector and its security selection in the consumer discretionary sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acadia Healthcare Inc., Intercept Pharmaceuticals Inc. and Newell Brands Inc. Shares of Acadia Healthcare, a provider of behavioral health care services that was not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017. Shares of Intercept Pharmaceuticals, a drug maker focused on liver diseases, fell amid investor concerns about the safety of the company’s Ocaliva drug. Shares of Newell Brands, a consumer products maker, fell after the company reported lower-than-expected earnings and sales and reduced its earnings forecast for the full year 2017.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kite Pharma, Hilton Worldwide Holdings Inc. and Arista Networks Inc. Shares of Kite Pharma, a drug maker, rose on news reports that the company had agreed to an acquisition offer from Gilead Sciences Inc. Shares of Hilton Worldwide Holdings, a hotels and property company, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2017 and raised its full year 2017 earnings forecast. Shares of Arista Networks, a provider of cloud networking technology, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2017.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc.	2.2%
2.	Waste Connections, Inc., (Canada)	1.4
3.	Hilton Worldwide Holdings, Inc.	1.4
4.	Amphenol Corp., Class A	1.3
5.	Ameriprise Financial, Inc.	1.1
6.	Fortune Brands Home & Security, Inc.	1.1
7.	Progressive Corp. (The)	1.0
8.	Energen Corp.	1.0
9.	Concho Resources, Inc.	1.0
10.	S&P Global, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.4%
Financials	16.9
Consumer Discretionary	16.8
Industrials	13.3
Health Care	9.0
Real Estate	5.7
Energy	4.2
Utilities	4.1
Consumer Staples	3.7
Materials	3.6
Short-Term Investment	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge**		3.58%	14.61%	13.40%	8.21%
Without Sales Charge		9.32	20.96	14.63	8.79
CLASS C SHARES	November 2, 2009
With CDSC***		8.03	19.34	14.06	8.35
Without CDSC		9.03	20.34	14.06	8.35
CLASS I SHARES	January 1, 1997	9.49	21.35	15.03	9.10
CLASS R2 SHARES	March 14, 2014	9.17	20.63	14.41	8.69
CLASS R5 SHARES	March 14, 2014	9.55	21.46	15.12	9.14
CLASS R6 SHARES	March 14, 2014	9.57	21.54	15.16	9.16

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Class I Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from November 2, 2009 to March 13, 2014 and Class I Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, the Lipper Multi-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2007 to December 31, 2017. The performance of the

Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	12.02%
Russell Midcap Growth Index	12.45%

Net Assets as of 12/31/2017 (In Thousands)	$3,501,658

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the financial services and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acadia Healthcare Inc., Intercept Pharma Inc. and Premier Inc. Shares of Acadia Healthcare, a provider of behavioral health care services that was not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017. Shares of Intercept Pharmaceuticals, a drug maker focused on liver diseases, fell amid investor concerns about the safety of the company’s Ocaliva drug. Shares of Premier, a health care supply chain services company, fell after the company reported lower-than-expected earnings for its fiscal fourth quarter of 2017.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kite Pharma Inc., Arista Networks Inc. and Splunk Inc. Shares of Kite Pharma, a drug maker not held in the Benchmark, rose on news reports that the company had agreed to an acquisition offer from Gilead Sciences Inc. Shares of Arista Networks, a provider of cloud networking technology, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2017. Shares of Splunk, a software provider, rose after the company reported better-than-expected earnings and sales for the third quarter of 2017.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Waste Connections, Inc., (Canada)	2.8%
2.	Mohawk Industries, Inc.	2.3
3.	Concho Resources, Inc.	2.0
4.	S&P Global, Inc.	1.8
5.	Global Payments, Inc.	1.8
6.	Ross Stores, Inc.	1.7
7.	Illumina, Inc.	1.7
8.	Hilton Worldwide Holdings, Inc.	1.5
9.	Lennox International, Inc.	1.5
10.	Eagle Materials, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	29.7%
Industrials	18.2
Consumer Discretionary	17.3
Health Care	11.8
Financials	11.2
Materials	2.8
Energy	2.3
Consumer Staples	1.1
Real Estate	1.1
Short-Term Investment	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		5.95%	22.31%	14.48%	7.90%
Without Sales Charge		11.82	29.07	15.72	8.48
CLASS C SHARES	November 4, 1997
With CDSC***		10.57	27.43	15.15	7.92
Without CDSC		11.57	28.43	15.15	7.92
CLASS I SHARES	March 2, 1989	12.02	29.50	16.08	8.81
CLASS R2 SHARES	June 19, 2009	11.71	28.80	15.52	8.31
CLASS R3 SHARES	September 9, 2016	11.83	29.05	15.72	8.48
CLASS R4 SHARES	September 9, 2016	11.96	29.39	16.01	8.76
CLASS R5 SHARES	November 1, 2011	12.06	29.68	16.23	8.91
CLASS R6 SHARES	November 1, 2011	12.08	29.72	16.30	8.94

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R2, Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index, the Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	6.92%
Russell Midcap Value Index	7.76%

Net Assets as of 12/31/2017 (In Thousands)	$19,142,055

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the materials and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s underweight position and security selection in the real estate sector and its security selection in the information technology sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Newell Brands Inc., Expedia Inc. and Ball Corp. Shares of Newell Brands, a consumer products maker, fell after the company reported lower-than-expected earnings and sales and reduced its earnings forecast for the full year 2017. Shares of Expedia, an online travel booking company not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017. Shares of Ball, a packaging manufacturer, fell after the company reported lower-than-expected earnings and sales for the third quarter of 2017.

Leading individual contributors to relative performance included the Fund’s overweight positions in Gap Inc., Kohl’s Corp. and PBF Energy Inc. Shares of Gap, a brand apparel retailer, rose on better-than-expected earnings for the third quarter of 2017 and amid investor expectations the company would benefit from the Tax Cut and Jobs Act of 2017. Shares of Kohl’s, a department store chain, rose amid improvements in the company’s store traffic trends and expense controls. Shares of PBF Energy, a petroleum refiner, rose amid a rise in U.S. fuel prices in the wake of Hurricanes Harvey and Irma.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Energen Corp.	2.0%
2.	Mohawk Industries, Inc.	2.0
3.	EQT Corp.	1.8
4.	Loews Corp.	1.8
5.	M&T Bank Corp.	1.7
6.	Xcel Energy, Inc.	1.6
7.	Williams Cos., Inc. (The)	1.6
8.	CMS Energy Corp.	1.5
9.	WEC Energy Group, Inc.	1.5
10.	T Rowe Price Group, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.8%
Consumer Discretionary	15.9
Real Estate	9.9
Information Technology	8.7
Utilities	8.2
Industrials	8.1
Consumer Staples	6.1
Energy	6.1
Health Care	5.9
Materials	4.4
Short-Term Investment	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge**		1.08%	7.20%	12.33%	8.48%
Without Sales Charge		6.66	13.13	13.55	9.07
CLASS C SHARES	April 30, 2001
With CDSC***		5.38	11.54	12.96	8.52
Without CDSC		6.38	12.54	12.96	8.52
CLASS I SHARES	October 31, 2001	6.79	13.41	13.82	9.34
CLASS L SHARES	November 13, 1997	6.92	13.67	14.10	9.61
CLASS R2 SHARES	November 3, 2008	6.52	12.86	13.25	8.81
CLASS R3 SHARES	September 9, 2016	6.66	13.15	13.55	9.07
CLASS R4 SHARES	September 9, 2016	6.78	13.37	13.81	9.34
CLASS R5 SHARES	September 9, 2016	6.85	13.58	14.07	9.60
CLASS R6 SHARES	September 9, 2016	6.90	13.68	14.10	9.61

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 and Class R3 Shares would have been lower than those shown because Class R2 and Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the

Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	4.01%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.55%

Net Assets as of 12/31/17 (In Thousands)	$124,055

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the six months ended December 31, 2017. U.S. equity securities, which were not included in the Benchmark, generally outperformed U.S. Treasury bonds during the reporting period. The Fund’s overall security selection in the consumer discretionary and health care sectors helped the Fund’s performance relative to the Benchmark, while the Fund’s overall security selection in the real estate and financials sectors detracted from relative performance.

Leading individual contributors to Fund returns included its long positions in NRG Energy Inc. and United Rentals Inc. and its short position in Envision Healthcare Corp. Shares of NRG Energy, an electricity utility, rose after the company unveiled a plan to sell assets and cut operation costs. Shares of United Rentals, an equipment rental company, rose after reporting several consecutive quarters of better-than-expected earnings. Shares of Envision Healthcare, an owner/operator of surgical centers and hospitals, fell amid lower-than-expected earnings for the third quarter of 2017 and investor concerns about billing practices as a company subsidiary.

Leading individual detractors from Fund returns included its short positions in Interactive Brokers Group Inc., Cavium Inc. and Wex Inc. Shares of Interactive Brokers Group, an investment broker/dealer and securities trading company, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2017. Shares of Cavium, a semiconductor manufacturer, rose after the company agreed to be acquired for about $6 billion by Marvell Technology Group Ltd. Shares of Wex, a provider of payment processing and information management services, rose after the company reported better-than-expected earnings for the third quarter of 2017.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share. Companies that ranked lowest based on these factors were selected by the Fund’s portfolio managers for possible short sales.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Best Buy Co., Inc.	1.1%
2.	Huntsman Corp.	1.1
3.	Owens Corning	1.0
4.	Boeing Co. (The)	1.0
5.	United Rentals, Inc.	1.0
6.	Caterpillar, Inc.	1.0
7.	Centene Corp.	1.0
8.	Total System Services, Inc.	1.0
9.	Synovus Financial Corp.	1.0
10.	AbbVie, Inc.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	WEX, Inc.	1.2%
2.	Compass Minerals International, Inc.	1.2
3.	Trinity Industries, Inc.	1.2
4.	Casey’s General Stores, Inc.	1.2
5.	Hexcel Corp.	1.2
6.	ViaSat, Inc.	1.2
7.	Watsco, Inc.	1.2
8.	Vulcan Materials Co.	1.1
9.	Akamai Technologies, Inc.	1.1
10.	Snap-on, Inc.	1.1

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.5%
Industrials	16.2
Consumer Discretionary	15.1
Health Care	11.0
Financials	6.6
Consumer Staples	5.7
Materials	4.2
Utilities	3.8
Energy	3.0
Real Estate	1.2
Short-Term Investment	10.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	25.4%
Industrials	20.3
Consumer Discretionary	15.3
Health Care	12.5
Financials	6.7
Consumer Staples	6.1
Materials	4.8
Utilities	4.1
Energy	2.7
Real Estate	1.1
Others (each less than 1.0%)	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 23, 2003
With Sales Charge**		(1.52)%	(2.36)%	0.57%	(0.28)%
Without Sales Charge		3.91	3.08	1.66	0.25
CLASS C SHARES	May 23, 2003
With CDSC***		2.65	1.55	1.14	(0.39)
Without CDSC		3.65	2.55	1.14	(0.39)
CLASS I SHARES	May 23, 2003	4.01	3.30	1.91	0.49

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market Neutral Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	9.47%
Russell 3000 Value Index	8.51%

Net Assets as of 12/31/2017 (In Thousands)	$12,266,834

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the industrials sector and its overweight position in the financials sector were leading contributors to performance relative to the Benchmark, while the Fund’s security section in the materials and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight position in General Electric Co. and its overweight positions in T. Rowe Price Group Inc. and Kohl’s Corp. Shares of General Electric, an industrial conglomerate not held by the Fund, fell amid the company’s efforts to implement a restructuring plan. Shares of T. Rowe Price Group, a provider of mutual funds and financial advisory services, rose amid growth in the company’s assets under management and the overall strength of the financials sector. Shares of Kohl’s, a department store chain, rose amid improvements in the company’s store traffic trends and expense controls.

Leading individual detractors from relative performance included the Fund’s overweight positions in Dish Network Corp. and Ball Corp. and its underweight position in Intel Corp. Shares of Dish Network, a subscription TV provider, fell after the company reported lower-than-expected earnings for the third quarter of 2017. Shares of Ball, a packaging manufacturer, fell after the company reported lower-than-expected earnings and sales for the third quarter of 2017. Shares of Intel, a semiconductor maker not held by the Fund, rose amid gains in the broader semiconductor sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’

view, significant levels of free cash flow. During the reporting period, the Fund’s largest average overweight positions were in the consumer discretionary sector, where the Fund’s portfolio managers found what they believed to be compelling investment opportunities. The Fund’s largest average underweight position was in the health care sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.2%
2.	Bank of America Corp.	3.1
3.	Capital One Financial Corp.	2.4
4.	Pfizer, Inc.	2.3
5.	Delta Air Lines, Inc.	1.9
6.	Exxon Mobil Corp.	1.8
7.	Loews Corp.	1.7
8.	Johnson & Johnson	1.6
9.	M&T Bank Corp.	1.6
10.	PNC Financial Services Group, Inc. (The)	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	31.2%
Consumer Discretionary	13.8
Health Care	8.5
Energy	7.5
Industrials	7.1
Information Technology	6.9
Consumer Staples	6.2
Real Estate	6.0
Utilities	4.6
Materials	4.0
Telecommunication Services	0.8
Short-Term Investment	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge**		3.48%	7.69%	12.24%	8.32%
Without Sales Charge		9.21	13.67	13.46	8.90
CLASS C SHARES	February 28, 2005
With CDSC***		7.95	12.11	12.90	8.36
Without CDSC		8.95	13.11	12.90	8.36
CLASS I SHARES	February 28, 2005	9.35	13.96	13.75	9.18
CLASS L SHARES	February 28, 2005	9.47	14.23	14.03	9.46
CLASS R2 SHARES	July 31, 2017	9.07	13.37	13.18	8.63
CLASS R3 SHARES	September 9, 2016	9.20	13.65	13.46	8.90
CLASS R4 SHARES	September 9, 2016	9.32	13.94	13.75	9.18
CLASS R5 SHARES	September 9, 2016	9.43	14.12	14.01	9.45
CLASS R6 SHARES	September 9, 2016	9.50	14.23	14.04	9.46

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.5%
	Consumer Discretionary — 14.3%
	Automobiles — 0.5%
143	Tesla, Inc. (a)	44,430

	Distributors — 1.1%
2,107	LKQ Corp. (a)	85,679

	Hotels, Restaurants & Leisure — 2.4%
1,153	Hilton Grand Vacations, Inc. (a)	48,370
1,170	Hilton Worldwide Holdings, Inc.	93,471
975	Norwegian Cruise Line Holdings Ltd. (a)	51,935

		193,776

	Household Durables — 2.2%
649	Mohawk Industries, Inc. (a)	178,976

	Internet & Direct Marketing Retail — 7.5%
321	Amazon.com, Inc. (a)	374,932
439	Netflix, Inc. (a)	84,232
52	Priceline Group, Inc. (The) (a)	90,710
620	Wayfair, Inc., Class A (a)	49,800

		599,674

	Textiles, Apparel & Luxury Goods — 0.6%
1,466	Gildan Activewear, Inc., (Canada)	47,355

	Total Consumer Discretionary	1,149,890

	Consumer Staples — 0.7%
	Beverages — 0.7%
851	Monster Beverage Corp. (a)	53,860

	Energy — 1.6%
	Oil, Gas & Consumable Fuels — 1.6%
512	Concho Resources, Inc. (a)	76,867
493	EOG Resources, Inc.	53,146

	Total Energy	130,013

	Financials — 7.6%
	Banks — 2.4%
807	Comerica, Inc.	70,056
1,345	East West Bancorp, Inc.	81,816
480	First Republic Bank	41,604

		193,476

	Capital Markets — 5.2%
132	BlackRock, Inc.	67,861
3,488	Charles Schwab Corp. (The)	179,184
646	Nasdaq, Inc.	49,594
721	S&P Global, Inc.	122,171

		418,810

	Total Financials	612,286

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 13.2%
	Biotechnology — 2.7%
878	Exact Sciences Corp. (a)	46,114
513	Intercept Pharmaceuticals, Inc. (a)	29,987
199	Sage Therapeutics, Inc. (a)	32,843
546	Spark Therapeutics, Inc. (a)	28,086
519	Vertex Pharmaceuticals, Inc. (a)	77,792

		214,822

	Health Care Equipment & Supplies — 1.6%
974	DENTSPLY SIRONA, Inc.	64,092
168	Intuitive Surgical, Inc. (a)	61,383

		125,475

	Health Care Providers & Services — 5.4%
1,883	Acadia Healthcare Co., Inc. (a)	61,455
235	Humana, Inc.	58,371
809	Teladoc, Inc. (a)	28,180
1,297	UnitedHealth Group, Inc.	285,915

		433,921

	Health Care Technology — 0.8%
2,202	Evolent Health, Inc., Class A (a)	27,084
724	Veeva Systems, Inc., Class A (a)	40,012

		67,096

	Life Sciences Tools & Services — 0.9%
346	Illumina, Inc. (a)	75,488

	Pharmaceuticals — 1.8%
437	Jazz Pharmaceuticals plc (a)	58,856
1,221	Revance Therapeutics, Inc. (a)	43,658
6,300	TherapeuticsMD, Inc. (a)	38,053

		140,567

	Total Health Care	1,057,369

	Industrials — 13.3%
	Airlines — 1.5%
1,001	Delta Air Lines, Inc.	56,067
953	Southwest Airlines Co.	62,400

		118,467

	Building Products — 2.2%
1,024	Fortune Brands Home & Security, Inc.	70,110
511	Lennox International, Inc.	106,317

		176,427

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Commercial Services & Supplies — 3.6%
1,536	Copart, Inc. (a)	66,340
3,122	Waste Connections, Inc., (Canada)	221,457

		287,797

	Machinery — 4.9%
383	John Bean Technologies Corp.	42,470
300	Middleby Corp. (The) (a)	40,498
858	Oshkosh Corp.	78,002
211	Parker-Hannifin Corp.	42,052
625	Stanley Black & Decker, Inc.	106,039
599	WABCO Holdings, Inc. (a)	85,913

		394,974

	Road & Rail — 1.1%
692	Old Dominion Freight Line, Inc.	91,039

	Total Industrials	1,068,704

	Information Technology — 42.5%
	Communications Equipment — 1.3%
266	Arista Networks, Inc. (a)	62,771
297	Palo Alto Networks, Inc. (a)	43,076

		105,847

	Electronic Equipment, Instruments & Components — 1.8%
803	Amphenol Corp., Class A	70,486
2,254	Corning, Inc.	72,093

		142,579

	Internet Software & Services — 10.8%
483	Alphabet, Inc., Class C (a)	505,730
1,585	Facebook, Inc., Class A (a)	279,672
1,583	GoDaddy, Inc., Class A (a)	79,613

		865,015

	IT Services — 8.0%
1,091	Global Payments, Inc.	109,382
1,020	Mastercard, Inc., Class A	154,372
1,298	PayPal Holdings, Inc. (a)	95,581
878	Square, Inc., Class A (a)	30,447
1,223	Vantiv, Inc., Class A (a)	89,974
1,400	Visa, Inc., Class A	159,582

		639,338

	Semiconductors & Semiconductor Equipment — 5.7%
1,444	Applied Materials, Inc.	73,802
508	Broadcom Ltd.	130,377
996	Cavium, Inc. (a)	83,520
310	Lam Research Corp.	57,080

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
599	NVIDIA Corp.	115,906

		460,685

	Software — 9.5%
528	Adobe Systems, Inc. (a)	92,579
1,096	Electronic Arts, Inc. (a)	115,135
589	Guidewire Software, Inc. (a)	43,717
1,680	Microsoft Corp.	143,733
428	Red Hat, Inc. (a)	51,343
978	salesforce.com, Inc. (a)	99,971
589	ServiceNow, Inc. (a)	76,787
1,055	Splunk, Inc. (a)	87,388
514	Take-Two Interactive Software, Inc. (a)	56,399

		767,052

	Technology Hardware, Storage & Peripherals — 5.4%
2,560	Apple, Inc.	433,203

	Total Information Technology	3,413,719

	Materials — 1.4%
	Construction Materials — 1.4%
982	Eagle Materials, Inc.	111,204

	Real Estate — 0.9%
	Real Estate Management & Development — 0.9%
1,709	CBRE Group, Inc., Class A (a)	74,017

	Total Common Stocks (Cost $4,517,978)	7,671,062

Short-Term Investment — 4.6%
	Investment Company — 4.6%
365,445	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $365,445)	365,445

	Total Investments — 100.1% (Cost $4,883,423)	8,036,507
	Liabilities in Excess of Other Assets — (0.1)%	(7,769)

	NET ASSETS — 100.0%	$8,028,738

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Consumer Discretionary — 16.8%
	Auto Components — 0.4%
253	BorgWarner, Inc.	12,925

	Automobiles — 0.7%
19	Tesla, Inc. (a)	5,916
101	Thor Industries, Inc.	15,207

		21,123

	Distributors — 1.2%
129	Genuine Parts Co.	12,230
545	LKQ Corp. (a)	22,145

		34,375

	Diversified Consumer Services — 0.4%
121	Bright Horizons Family Solutions, Inc. (a)	11,365

	Hotels, Restaurants & Leisure — 3.2%
254	Hilton Grand Vacations, Inc. (a)	10,660
530	Hilton Worldwide Holdings, Inc.	42,300
51	Marriott International, Inc., Class A	6,941
190	Norwegian Cruise Line Holdings Ltd. (a)	10,138
457	Red Rock Resorts, Inc., Class A	15,429
57	Vail Resorts, Inc.	12,196

		97,664

	Household Durables — 2.6%
238	Mohawk Industries, Inc. (a)	65,577
401	Newell Brands, Inc.	12,383

		77,960

	Internet & Direct Marketing Retail — 0.9%
149	Expedia, Inc.	17,856
130	Wayfair, Inc., Class A (a)	10,419

		28,275

	Media — 0.7%
174	CBS Corp. (Non-Voting), Class B	10,252
248	DISH Network Corp., Class A (a)	11,837

		22,089

	Multiline Retail — 0.8%
295	Kohl's Corp.	15,998
185	Nordstrom, Inc.	8,758

		24,756

	Specialty Retail — 3.6%
24	AutoZone, Inc. (a)	16,761
216	Best Buy Co., Inc.	14,813
412	Gap, Inc. (The)	14,038
66	O'Reilly Automotive, Inc. (a)	15,852

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
331	Ross Stores, Inc.	26,595
109	Tiffany & Co.	11,378
38	Ulta Beauty, Inc. (a)	8,454

		107,891

	Textiles, Apparel & Luxury Goods — 2.3%
660	Gildan Activewear, Inc., (Canada)	21,304
140	Lululemon Athletica, Inc. (a)	10,987
126	PVH Corp.	17,315
98	Ralph Lauren Corp.	10,130
215	Tapestry, Inc.	9,509

		69,245

	Total Consumer Discretionary	507,668

	Consumer Staples — 3.8%
	Beverages — 1.7%
69	Constellation Brands, Inc., Class A	15,685
193	Dr Pepper Snapple Group, Inc.	18,738
83	Molson Coors Brewing Co., Class B	6,830
156	Monster Beverage Corp. (a)	9,848

		51,101

	Food & Staples Retailing — 0.8%
72	Casey's General Stores, Inc.	8,004
544	Kroger Co. (The)	14,944

		22,948

	Food Products — 0.3%
68	Pinnacle Foods, Inc.	4,030
48	Post Holdings, Inc. (a)	3,786

		7,816

	Household Products — 0.2%
125	Energizer Holdings, Inc.	6,013

	Personal Products — 0.8%
648	Coty, Inc., Class A	12,892
210	Edgewell Personal Care Co. (a)	12,474

		25,366

	Total Consumer Staples	113,244

	Energy — 4.2%
	Oil, Gas & Consumable Fuels — 4.2%
200	Concho Resources, Inc. (a)	30,014
533	Energen Corp. (a)	30,695
493	EQT Corp.	28,064
271	PBF Energy, Inc., Class A	9,618
302	Range Resources Corp.	5,147

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
778	Williams Cos., Inc. (The)	23,735

	Total Energy	127,273

	Financials — 16.5%
	Banks — 5.3%
420	Citizens Financial Group, Inc.	17,644
179	Comerica, Inc.	15,548
262	East West Bancorp, Inc.	15,913
729	Fifth Third Bancorp	22,124
270	First Republic Bank	23,433
803	Huntington Bancshares, Inc.	11,692
146	M&T Bank Corp.	24,959
342	SunTrust Banks, Inc.	22,086
127	Zions Bancorp	6,447

		159,846

	Capital Markets — 6.0%
63	Affiliated Managers Group, Inc.	12,972
205	Ameriprise Financial, Inc.	34,741
432	Invesco Ltd.	15,793
203	Nasdaq, Inc.	15,612
173	Northern Trust Corp.	17,317
165	Raymond James Financial, Inc.	14,726
166	S&P Global, Inc.	28,154
215	T Rowe Price Group, Inc.	22,577
409	TD Ameritrade Holding Corp.	20,927

		182,819

	Consumer Finance — 0.5%
501	Ally Financial, Inc.	14,608

	Insurance — 4.7%
13	Alleghany Corp. (a)	8,044
49	Chubb Ltd.	7,137
352	Hartford Financial Services Group, Inc. (The)	19,829
532	Loews Corp.	26,619
184	Marsh & McLennan Cos., Inc.	14,940
555	Progressive Corp. (The)	31,237
237	Unum Group	13,029
94	WR Berkley Corp.	6,746
425	XL Group Ltd., (Bermuda)	14,945

		142,526

	Total Financials	499,799

	Health Care — 9.0%
	Biotechnology — 2.0%
196	ACADIA Pharmaceuticals, Inc. (a)	5,902
100	BioMarin Pharmaceutical, Inc. (a)	8,872

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
84	Bioverativ, Inc. (a)	4,535
346	Exelixis, Inc. (a)	10,512
79	Incyte Corp. (a)	7,473
132	Intercept Pharmaceuticals, Inc. (a)	7,729
89	Spark Therapeutics, Inc. (a)	4,566
70	Vertex Pharmaceuticals, Inc. (a)	10,430

		60,019

	Health Care Equipment & Supplies — 1.4%
189	DENTSPLY SIRONA, Inc.	12,431
149	DexCom, Inc. (a)	8,562
77	Edwards Lifesciences Corp. (a)	8,707
90	Zimmer Biomet Holdings, Inc.	10,818

		40,518

	Health Care Providers & Services — 4.0%
370	Acadia Healthcare Co., Inc. (a)	12,060
163	AmerisourceBergen Corp.	14,977
127	Centene Corp. (a)	12,823
89	Cigna Corp.	18,120
118	Henry Schein, Inc. (a)	8,222
55	Humana, Inc.	13,532
78	Laboratory Corp. of America Holdings (a)	12,485
407	Premier, Inc., Class A (a)	11,877
149	Teladoc, Inc. (a)	5,207
114	Universal Health Services, Inc., Class B	12,905

		122,208

	Health Care Technology — 0.3%
180	Veeva Systems, Inc., Class A (a)	9,928

	Life Sciences Tools & Services — 0.9%
119	Illumina, Inc. (a)	26,105

	Pharmaceuticals — 0.4%
94	Jazz Pharmaceuticals plc (a)	12,671

	Total Health Care	271,449

	Industrials — 13.3%
	Aerospace & Defense — 0.4%
154	HEICO Corp., Class A	12,191

	Airlines — 0.4%
193	Southwest Airlines Co.	12,632

	Building Products — 1.9%
472	Fortune Brands Home & Security, Inc.	32,277
113	Lennox International, Inc.	23,521

		55,798

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Commercial Services & Supplies — 2.0%
431	Copart, Inc. (a)	18,623
604	Waste Connections, Inc., (Canada)	42,869

		61,492

	Electrical Equipment — 1.4%
65	Acuity Brands, Inc.	11,389
188	AMETEK, Inc.	13,630
106	Hubbell, Inc.	14,316
30	Regal Beloit Corp.	2,274

		41,609

	Industrial Conglomerates — 0.5%
135	Carlisle Cos., Inc.	15,293

	Machinery — 5.5%
94	AGCO Corp.	6,729
302	Fortive Corp.	21,857
114	IDEX Corp.	15,097
81	Middleby Corp. (The) (a)	10,944
108	Nordson Corp.	15,797
165	Oshkosh Corp.	15,015
90	Parker-Hannifin Corp.	18,022
118	Snap-on, Inc.	20,489
124	Stanley Black & Decker, Inc.	21,092
154	WABCO Holdings, Inc. (a)	22,128

		167,170

	Road & Rail — 0.7%
158	Old Dominion Freight Line, Inc.	20,759

	Trading Companies & Distributors — 0.5%
160	MSC Industrial Direct Co., Inc., Class A	15,470

	Total Industrials	402,414

	Information Technology — 19.4%
	Communications Equipment — 1.6%
71	Arista Networks, Inc. (a)	16,818
442	CommScope Holding Co., Inc. (a)	16,709
105	Palo Alto Networks, Inc. (a)	15,228

		48,755

	Electronic Equipment, Instruments & Components — 4.0%
460	Amphenol Corp., Class A	40,369
220	Arrow Electronics, Inc. (a)	17,719
276	CDW Corp.	19,176
441	Corning, Inc.	14,117
68	IPG Photonics Corp. (a)	14,625
383	Keysight Technologies, Inc. (a)	15,949

		121,955

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 1.0%
337	GoDaddy, Inc., Class A (a)	16,964
105	GrubHub, Inc. (a)	7,525
228	Match Group, Inc. (a)	7,143

		31,632

	IT Services — 3.5%
185	DXC Technology Co.	17,594
134	Gartner, Inc. (a)	16,478
279	Global Payments, Inc.	27,967
116	Jack Henry & Associates, Inc.	13,552
226	Square, Inc., Class A (a)	7,822
295	Vantiv, Inc., Class A (a)	21,697

		105,110

	Semiconductors & Semiconductor Equipment — 3.4%
840	Advanced Micro Devices, Inc. (a)	8,638
126	Analog Devices, Inc.	11,251
150	Applied Materials, Inc.	7,683
40	Broadcom Ltd.	10,199
240	Cavium, Inc. (a)	20,086
108	Lam Research Corp.	19,861
52	NVIDIA Corp.	10,062
335	Teradyne, Inc.	14,010

		101,790

	Software — 5.9%
171	Atlassian Corp. plc, (Australia), Class A (a)	7,766
121	Autodesk, Inc. (a)	12,632
169	Electronic Arts, Inc. (a)	17,787
134	Guidewire Software, Inc. (a)	9,958
109	Paycom Software, Inc. (a)	8,748
102	Proofpoint, Inc. (a)	9,023
168	Red Hat, Inc. (a)	20,189
162	ServiceNow, Inc. (a)	21,162
244	Splunk, Inc. (a)	20,205
149	Synopsys, Inc. (a)	12,717
138	Take-Two Interactive Software, Inc. (a)	15,183
54	Tyler Technologies, Inc. (a)	9,578
123	Workday, Inc., Class A (a)	12,555

		177,503

	Total Information Technology	586,745

	Materials — 3.6%
	Chemicals — 0.4%
30	Sherwin-Williams Co. (The)	12,471

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Construction Materials — 1.4%
202	Eagle Materials, Inc.	22,909
156	Vulcan Materials Co.	19,962

		42,871

	Containers & Packaging — 1.8%
547	Ball Corp.	20,692
462	Silgan Holdings, Inc.	13,572
326	WestRock Co.	20,612

		54,876

	Total Materials	110,218

	Real Estate — 5.7%
	Equity Real Estate Investment Trusts (REITs) — 4.4%
149	American Campus Communities, Inc.	6,105
239	American Homes 4 Rent, Class A	5,217
75	AvalonBay Communities, Inc.	13,429
501	Brixmor Property Group, Inc.	9,341
28	Essex Property Trust, Inc.	6,874
73	Federal Realty Investment Trust	9,675
208	GGP, Inc.	4,859
114	HCP, Inc.	2,974
94	JBG SMITH Properties	3,279
492	Kimco Realty Corp.	8,935
407	Outfront Media, Inc.	9,433
249	Park Hotels & Resorts, Inc.	7,171
320	Rayonier, Inc.	10,114
103	Regency Centers Corp.	7,159
167	Vornado Realty Trust	13,065
286	Weyerhaeuser Co.	10,098
76	WP Carey, Inc.	5,265

		132,993

	Office — 0.4%
98	Boston Properties, Inc.	12,804

	Real Estate Management & Development — 0.9%
636	CBRE Group, Inc., Class A (a)	27,539

	Total Real Estate	173,336

	Utilities — 4.1%
	Electric Utilities — 1.4%
225	Edison International	14,212
88	Westar Energy, Inc.	4,629
495	Xcel Energy, Inc.	23,825

		42,666

	Gas Utilities — 0.5%
251	National Fuel Gas Co.	13,802

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 2.2%
150	CenterPoint Energy, Inc.	4,263
493	CMS Energy Corp.	23,320
164	Sempra Energy	17,545
345	WEC Energy Group, Inc.	22,945

		68,073

	Total Utilities	124,541

	Total Common Stocks (Cost $1,950,395)	2,916,687

Master Limited Partnership — 0.4%
	Financials — 0.4%
	Capital Markets — 0.4%
280	Oaktree Capital Group LLC (Cost $13,090)	11,805

Short-Term Investment — 3.3%
	Investment Company — 3.3%
100,898	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $100,898)	100,898

	Total Investments — 100.1% (Cost $2,064,383)	3,029,390
	Liabilities in Excess of Other Assets — (0.1)%	(3,815)

	NET ASSETS — 100.0%	$3,025,575

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.9%
	Consumer Discretionary — 17.3%
	Automobiles — 1.4%
44	Tesla, Inc. (a)	13,559
234	Thor Industries, Inc.	35,193

		48,752

	Distributors — 1.4%
1,246	LKQ Corp. (a)	50,663

	Diversified Consumer Services — 0.7%
277	Bright Horizons Family Solutions, Inc. (a)	26,010

	Hotels, Restaurants & Leisure — 4.7%
581	Hilton Grand Vacations, Inc. (a)	24,393
676	Hilton Worldwide Holdings, Inc.	53,981
436	Norwegian Cruise Line Holdings Ltd. (a)	23,209
1,047	Red Rock Resorts, Inc., Class A	35,309
131	Vail Resorts, Inc.	27,876

		164,768

	Household Durables — 2.3%
291	Mohawk Industries, Inc. (a)	80,389

	Internet & Direct Marketing Retail — 0.7%
297	Wayfair, Inc., Class A (a)	23,842

	Specialty Retail — 3.3%
152	O'Reilly Automotive, Inc. (a)	36,650
758	Ross Stores, Inc.	60,852
87	Ulta Beauty, Inc. (a)	19,540

		117,042

	Textiles, Apparel & Luxury Goods — 2.8%
1,521	Gildan Activewear, Inc., (Canada)	49,121
323	Lululemon Athletica, Inc. (a)	25,400
492	Tapestry, Inc.	21,761

		96,282

	Total Consumer Discretionary	607,748

	Consumer Staples — 1.2%
	Beverages — 0.7%
356	Monster Beverage Corp. (a)	22,549

	Food & Staples Retailing — 0.5%
164	Casey's General Stores, Inc.	18,313

	Total Consumer Staples	40,862

	Energy — 2.3%
	Oil, Gas & Consumable Fuels — 2.3%
457	Concho Resources, Inc. (a)	68,684
691	Range Resources Corp.	11,791

	Total Energy	80,475

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 10.4%
	Banks — 2.7%
410	Comerica, Inc.	35,592
599	East West Bancorp, Inc.	36,409
282	First Republic Bank	24,398

		96,399

	Capital Markets — 6.4%
145	Affiliated Managers Group, Inc.	29,702
274	Ameriprise Financial, Inc.	46,486
465	Nasdaq, Inc.	35,726
380	S&P Global, Inc.	64,394
937	TD Ameritrade Holding Corp.	47,900

		224,208

	Insurance — 1.3%
793	Progressive Corp. (The)	44,656

	Total Financials	365,263

	Health Care — 11.8%
	Biotechnology — 3.9%
449	ACADIA Pharmaceuticals, Inc. (a)	13,514
228	BioMarin Pharmaceutical, Inc. (a)	20,313
193	Bioverativ, Inc. (a)	10,412
792	Exelixis, Inc. (a)	24,068
181	Incyte Corp. (a)	17,114
303	Intercept Pharmaceuticals, Inc. (a)	17,694
205	Spark Therapeutics, Inc. (a)	10,546
159	Vertex Pharmaceuticals, Inc. (a)	23,886

		137,547

	Health Care Equipment & Supplies — 1.9%
432	DENTSPLY SIRONA, Inc.	28,439
342	DexCom, Inc. (a)	19,610
177	Edwards Lifesciences Corp. (a)	19,938

		67,987

	Health Care Providers & Services — 2.8%
846	Acadia Healthcare Co., Inc. (a)	27,593
291	Centene Corp. (a)	29,346
931	Premier, Inc., Class A (a)	27,181
344	Teladoc, Inc. (a)	11,978

		96,098

	Health Care Technology — 0.7%
411	Veeva Systems, Inc., Class A (a)	22,723

	Life Sciences Tools & Services — 1.7%
274	Illumina, Inc. (a)	59,796

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Pharmaceuticals — 0.8%
215	Jazz Pharmaceuticals plc (a)	28,986

	Total Health Care	413,137

	Industrials — 18.3%
	Aerospace & Defense — 0.8%
353	HEICO Corp., Class A	27,909

	Airlines — 0.8%
438	Southwest Airlines Co.	28,667

	Building Products — 2.7%
577	Fortune Brands Home & Security, Inc.	39,469
258	Lennox International, Inc.	53,821

		93,290

	Commercial Services & Supplies — 4.0%
987	Copart, Inc. (a)	42,611
1,382	Waste Connections, Inc., (Canada)	98,060

		140,671

	Machinery — 8.6%
217	AGCO Corp.	15,472
695	Fortive Corp.	50,283
187	Middleby Corp. (The) (a)	25,269
247	Nordson Corp.	36,175
379	Oshkosh Corp.	34,466
207	Parker-Hannifin Corp.	41,328
284	Stanley Black & Decker, Inc.	48,260
353	WABCO Holdings, Inc. (a)	50,613

		301,866

	Road & Rail — 1.4%
361	Old Dominion Freight Line, Inc.	47,503

	Total Industrials	639,906

	Information Technology — 29.7%
	Communications Equipment — 2.1%
165	Arista Networks, Inc. (a)	38,757
240	Palo Alto Networks, Inc. (a)	34,846

		73,603

	Electronic Equipment, Instruments & Components — 3.3%
577	Amphenol Corp., Class A	50,690
1,010	Corning, Inc.	32,300
156	IPG Photonics Corp. (a)	33,469

		116,459

	Internet Software & Services — 1.6%
772	GoDaddy, Inc., Class A (a)	38,816
240	GrubHub, Inc. (a)	17,232

		56,048

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 6.0%
428	DXC Technology Co.	40,627
305	Gartner, Inc. (a)	37,534
638	Global Payments, Inc.	63,983
516	Square, Inc., Class A (a)	17,893
675	Vantiv, Inc., Class A (a)	49,642

		209,679

	Semiconductors & Semiconductor Equipment — 5.9%
1,923	Advanced Micro Devices, Inc. (a)	19,769
347	Applied Materials, Inc.	17,749
91	Broadcom Ltd.	23,335
548	Cavium, Inc. (a)	45,955
249	Lam Research Corp.	45,887
120	NVIDIA Corp.	23,220
773	Teradyne, Inc.	32,349

		208,264

	Software — 10.8%
391	Atlassian Corp. plc, (Australia), Class A (a)	17,776
276	Autodesk, Inc. (a)	28,975
391	Electronic Arts, Inc. (a)	41,079
307	Guidewire Software, Inc. (a)	22,800
249	Paycom Software, Inc. (a)	20,034
233	Proofpoint, Inc. (a)	20,657
385	Red Hat, Inc. (a)	46,202
371	ServiceNow, Inc. (a)	48,397
562	Splunk, Inc. (a)	46,584
317	Take-Two Interactive Software, Inc. (a)	34,756
124	Tyler Technologies, Inc. (a)	21,937
282	Workday, Inc., Class A (a)	28,733

		377,930

	Total Information Technology	1,041,983

	Materials — 2.8%
	Construction Materials — 2.8%
463	Eagle Materials, Inc.	52,404
359	Vulcan Materials Co.	46,080

	Total Materials	98,484

	Real Estate — 1.1%
	Real Estate Management & Development — 1.1%
868	CBRE Group, Inc., Class A (a)	37,586

	Total Common Stocks (Cost $2,415,081)	3,325,444

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
Master Limited Partnership — 0.8%
	Financials — 0.8%
	Capital Markets — 0.8%
642	Oaktree Capital Group LLC (Cost $30,388)	27,011

Short-Term Investment — 4.5%
	Investment Company — 4.5%
156,459	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $156,459)	156,459

	Total Investments — 100.2% (Cost $2,601,928)	3,508,914
	Liabilities in Excess of Other Assets — (0.2)%	(7,256)

	NET ASSETS — 100.0%	$3,501,658

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.5%
	Consumer Discretionary — 15.9%
	Auto Components — 0.8%
3,213	BorgWarner, Inc.	164,146

	Distributors — 0.8%
1,628	Genuine Parts Co.	154,719

	Hotels, Restaurants & Leisure — 1.7%
2,963	Hilton Worldwide Holdings, Inc.	236,616
646	Marriott International, Inc., Class A	87,671

		324,287

	Household Durables — 2.8%
1,396	Mohawk Industries, Inc. (a)	385,096
5,070	Newell Brands, Inc.	156,652

		541,748

	Internet & Direct Marketing Retail — 1.2%
1,896	Expedia, Inc.	227,086

	Media — 1.5%
2,198	CBS Corp. (Non-Voting), Class B	129,706
3,136	DISH Network Corp., Class A (a)	149,721

		279,427

	Multiline Retail — 1.6%
3,727	Kohl's Corp.	202,122
2,331	Nordstrom, Inc.	110,455

		312,577

	Specialty Retail — 3.8%
300	AutoZone, Inc. (a)	213,136
2,733	Best Buy Co., Inc.	187,147
5,188	Gap, Inc. (The)	176,700
1,383	Tiffany & Co.	143,712

		720,695

	Textiles, Apparel & Luxury Goods — 1.7%
1,598	PVH Corp.	219,261
1,012	Ralph Lauren Corp.	104,916

		324,177

	Total Consumer Discretionary	3,048,862

	Consumer Staples — 6.2%
	Beverages — 2.8%
877	Constellation Brands, Inc., Class A	200,474
2,439	Dr Pepper Snapple Group, Inc.	236,750
1,048	Molson Coors Brewing Co., Class B	85,997

		523,221

	Food & Staples Retailing — 1.0%
6,979	Kroger Co. (The)	191,571

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 0.5%
853	Pinnacle Foods, Inc.	50,729
603	Post Holdings, Inc. (a)	47,760

		98,489

	Household Products — 0.4%
1,584	Energizer Holdings, Inc.	76,022

	Personal Products — 1.5%
7,205	Coty, Inc., Class A	143,307
2,450	Edgewell Personal Care Co. (a)	145,532

		288,839

	Total Consumer Staples	1,178,142

	Energy — 6.1%
	Oil, Gas & Consumable Fuels — 6.1%
6,746	Energen Corp. (a)	388,342
6,206	EQT Corp.	353,238
3,434	PBF Energy, Inc., Class A	121,746
9,798	Williams Cos., Inc. (The)	298,735

	Total Energy	1,162,061

	Financials — 22.9%
	Banks — 7.8%
5,305	Citizens Financial Group, Inc.	222,723
9,225	Fifth Third Bancorp	279,885
1,869	First Republic Bank	161,908
10,157	Huntington Bancshares, Inc.	147,882
1,905	M&T Bank Corp.	325,701
4,326	SunTrust Banks, Inc.	279,412
1,614	Zions Bancorp	82,037

		1,499,548

	Capital Markets — 5.6%
1,076	Ameriprise Financial, Inc.	182,420
5,500	Invesco Ltd.	200,959
2,190	Northern Trust Corp.	218,780
2,086	Raymond James Financial, Inc.	186,279
2,722	T Rowe Price Group, Inc.	285,605

		1,074,043

	Consumer Finance — 1.0%
6,515	Ally Financial, Inc.	189,974

	Insurance — 8.2%
171	Alleghany Corp. (a)	101,710
621	Chubb Ltd.	90,816
4,736	Hartford Financial Services Group, Inc. (The)	266,534
6,763	Loews Corp.	338,368
2,326	Marsh & McLennan Cos., Inc.	189,341

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
2,677	Progressive Corp. (The)	150,767
3,002	Unum Group	164,803
1,190	WR Berkley Corp.	85,298
5,377	XL Group Ltd., (Bermuda)	189,064

		1,576,701

	Mortgage Real Estate Investment Trusts (REITs) — 0.3%
2,341	Starwood Property Trust, Inc.	49,985

	Total Financials	4,390,251

	Health Care — 5.9%
	Health Care Equipment & Supplies — 0.7%
1,121	Zimmer Biomet Holdings, Inc.	135,312

	Health Care Providers & Services — 5.2%
2,055	AmerisourceBergen Corp.	188,725
1,129	Cigna Corp.	229,215
1,484	Henry Schein, Inc. (a)	103,725
687	Humana, Inc.	170,442
988	Laboratory Corp. of America Holdings (a)	157,669
1,348	Universal Health Services, Inc., Class B	152,820

		1,002,596

	Total Health Care	1,137,908

	Industrials — 8.1%
	Building Products — 1.0%
2,806	Fortune Brands Home & Security, Inc.	192,056

	Electrical Equipment — 2.7%
812	Acuity Brands, Inc.	142,970
2,374	AMETEK, Inc.	172,047
1,348	Hubbell, Inc.	182,428
376	Regal Beloit Corp.	28,778

		526,223

	Industrial Conglomerates — 1.0%
1,713	Carlisle Cos., Inc.	194,703

	Machinery — 2.4%
1,445	IDEX Corp.	190,715
1,487	Snap-on, Inc.	259,189

		449,904

	Trading Companies & Distributors — 1.0%
2,017	MSC Industrial Direct Co., Inc., Class A	195,006

	Total Industrials	1,557,892

	Information Technology — 8.8%
	Communications Equipment — 1.1%
5,578	CommScope Holding Co., Inc. (a)	210,998

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 4.7%
2,645	Amphenol Corp., Class A	232,248
2,788	Arrow Electronics, Inc. (a)	224,147
3,491	CDW Corp.	242,585
4,850	Keysight Technologies, Inc. (a)	201,763

		900,743

	Internet Software & Services — 0.5%
2,905	Match Group, Inc. (a)	90,961

	IT Services — 0.9%
1,475	Jack Henry & Associates, Inc.	172,477

	Semiconductors & Semiconductor Equipment — 0.8%
1,598	Analog Devices, Inc.	142,310

	Software — 0.8%
1,881	Synopsys, Inc. (a)	160,344

	Total Information Technology	1,677,833

	Materials — 4.4%
	Chemicals — 0.8%
381	Sherwin-Williams Co. (The)	156,265

	Containers & Packaging — 3.6%
6,879	Ball Corp.	260,389
5,842	Silgan Holdings, Inc.	171,685
4,125	WestRock Co.	260,755

		692,829

	Total Materials	849,094

	Real Estate — 10.0%
	Equity Real Estate Investment Trusts (REITs) — 8.4%
1,894	American Campus Communities, Inc.	77,692
3,020	American Homes 4 Rent, Class A	65,962
951	AvalonBay Communities, Inc.	169,666
5,830	Brixmor Property Group, Inc.	108,779
360	Essex Property Trust, Inc.	86,923
927	Federal Realty Investment Trust	123,093
2,582	GGP, Inc.	60,384
1,451	HCP, Inc.	37,840
1,201	JBG SMITH Properties	41,721
6,208	Kimco Realty Corp.	112,681
5,141	Outfront Media, Inc.	119,261
3,159	Park Hotels & Resorts, Inc.	90,833
4,044	Rayonier, Inc.	127,912
1,308	Regency Centers Corp.	90,521
2,111	Vornado Realty Trust	165,073
3,622	Weyerhaeuser Co.	127,708

		1,606,049

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Office — 0.9%
1,253	Boston Properties, Inc.	162,933

	Real Estate Management & Development — 0.7%
3,245	CBRE Group, Inc., Class A (a)	140,529

	Total Real Estate	1,909,511

	Utilities — 8.2%
	Electric Utilities — 2.8%
2,826	Edison International	178,692
1,108	Westar Energy, Inc.	58,514
6,228	Xcel Energy, Inc.	299,611

		536,817

	Gas Utilities — 0.9%
3,179	National Fuel Gas Co.	174,586

	Multi-Utilities — 4.5%
1,900	CenterPoint Energy, Inc.	53,879
6,200	CMS Energy Corp.	293,281
2,066	Sempra Energy	220,929

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities – continued
4,344	WEC Energy Group, Inc.	288,590

		856,679

	Total Utilities	1,568,082

	Total Common Stocks (Cost $11,261,483)	18,479,636

Short-Term Investment — 3.9%
	Investment Company — 3.9%
747,223	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $747,223)	747,223

	Total Investments — 100.4% (Cost $12,008,706)	19,226,859
	Liabilities in Excess of Other Assets — (0.4)%	(84,804)

	NET ASSETS — 100.0%	$19,142,055

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 99.2%
Common Stocks — 88.6%
		Consumer Discretionary — 14.9%
		Auto Components — 0.5%
3		Aptiv plc	259
1		Delphi Technologies plc (a)	53
2		Lear Corp.	389

			701

		Diversified Consumer Services — 1.0%
13		H&R Block, Inc.	336
18		ServiceMaster Global Holdings, Inc. (a)	941

			1,277

		Hotels, Restaurants & Leisure — 4.0%
2		Dunkin' Brands Group, Inc.	145
14		Hilton Worldwide Holdings, Inc.	1,104
17		Las Vegas Sands Corp.	1,183
3		Marriott International, Inc., Class A	394
9		Scientific Games Corp., Class A (a)	437
5		Wyndham Worldwide Corp.	614
6		Wynn Resorts Ltd.	1,062

			4,939

		Household Durables — 2.4%
—	(h)	NVR, Inc. (a) (j)	439
12		PulteGroup, Inc.	390
24		Toll Brothers, Inc.	1,158
16		Tupperware Brands Corp.	975

			2,962

		Internet & Direct Marketing Retail — 0.6%
31		Liberty Interactive Corp. QVC Group, Class A (a)	758

		Media — 1.9%
10		CBS Corp. (Non-Voting), Class B	581
11		Sinclair Broadcast Group, Inc., Class A	425
185		Sirius XM Holdings, Inc.	992
23		TEGNA, Inc.	324

			2,322

		Multiline Retail — 0.9%
21		Kohl's Corp.	1,136

		Specialty Retail — 1.6%
20		Best Buy Co., Inc. (j)	1,335
7		Tiffany & Co.	681

			2,016

		Textiles, Apparel & Luxury Goods — 2.0%
12		Michael Kors Holdings Ltd. (a)	746
7		PVH Corp.	998

SHARES		SECURITY DESCRIPTION	VALUE($)

		Textiles, Apparel & Luxury Goods — continued
7		Ralph Lauren Corp.	695

			2,439

		Total Consumer Discretionary	18,550

		Consumer Staples — 5.6%
		Food & Staples Retailing — 1.5%
5		CVS Health Corp.	353
7		Sysco Corp. (j)	451
11		Wal-Mart Stores, Inc.	1,074

			1,878

		Food Products — 2.9%
11		Conagra Brands, Inc.	408
4		JM Smucker Co. (The)	484
31		Pilgrim's Pride Corp. (a) (j)	963
—	(h)	Seaboard Corp.	661
14		Tyson Foods, Inc., Class A	1,105

			3,621

		Household Products — 0.2%
6		Energizer Holdings, Inc.	296

		Personal Products — 1.0%
18		Nu Skin Enterprises, Inc., Class A (j)	1,208

		Total Consumer Staples	7,003

		Energy — 3.0%
		Energy Equipment & Services — 0.7%
74		Transocean Ltd. (a)	792

		Oil, Gas & Consumable Fuels — 2.3%
14		ConocoPhillips	751
11		Devon Energy Corp.	448
9		HollyFrontier Corp.	447
4		Marathon Petroleum Corp.	282
7		Occidental Petroleum Corp.	488
5		Valero Energy Corp.	464

			2,880

		Total Energy	3,672

		Financials — 6.6%
		Banks — 3.7%
9		BOK Financial Corp.	803
19		CIT Group, Inc.	926
10		Citigroup, Inc.	707
10		Comerica, Inc.	907
25		Synovus Financial Corp.	1,215

			4,558

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
		Capital Markets — 1.5%
2		Ameriprise Financial, Inc.	369
9		MSCI, Inc.	1,139
2		S&P Global, Inc.	398

			1,906

		Consumer Finance — 0.4%
33		Navient Corp.	440

		Insurance — 0.2%
6		Assured Guaranty Ltd.	209

		Mortgage Real Estate Investment Trusts (REITs) — 0.2%
18		Two Harbors Investment Corp.	296

		Thrifts & Mortgage Finance — 0.6%
55		MGIC Investment Corp. (a)	771

		Total Financials	8,180

		Health Care — 10.9%
		Biotechnology — 3.2%
13		AbbVie, Inc. (j)	1,211
6		Amgen, Inc. (j)	1,118
12		Gilead Sciences, Inc. (j)	890
3		United Therapeutics Corp. (a)	497
2		Vertex Pharmaceuticals, Inc. (a)	285

			4,001

		Health Care Equipment & Supplies — 1.9%
17		Baxter International, Inc.	1,101
4		Hill-Rom Holdings, Inc.	369
7		Medtronic plc	559
3		Varian Medical Systems, Inc. (a)	350

			2,379

		Health Care Providers & Services — 4.4%
—	(h)	Anthem, Inc.	62
12		Centene Corp. (a)	1,228
12		Express Scripts Holding Co. (a) (j)	903
5		Humana, Inc.	1,191
3		McKesson Corp.	401
7		Molina Healthcare, Inc. (a)	558
5		WellCare Health Plans, Inc. (a)	1,081

			5,424

		Life Sciences Tools & Services — 0.3%
4		PerkinElmer, Inc.	325

		Pharmaceuticals — 1.1%
3		Allergan plc	532
24		Horizon Pharma plc (a)	355

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
13	Mallinckrodt plc (a)	287
3	Perrigo Co. plc	222

		1,396

	Total Health Care	13,525

	Industrials — 16.0%
	Aerospace & Defense — 1.2%
4	Boeing Co. (The) (j)	1,253
4	Spirit AeroSystems Holdings, Inc., Class A	308

		1,561

	Airlines — 1.3%
6	American Airlines Group, Inc.	312
7	Copa Holdings SA, (Panama), Class A	976
6	Delta Air Lines, Inc.	339

		1,627

	Building Products — 1.0%
14	Owens Corning	1,260

	Commercial Services & Supplies — 0.5%
60	Pitney Bowes, Inc. (j)	667

	Construction & Engineering — 1.3%
5	EMCOR Group, Inc.	437
18	Jacobs Engineering Group, Inc.	1,158

		1,595

	Electrical Equipment — 0.8%
5	Regal Beloit Corp.	362
3	Rockwell Automation, Inc.	613

		975

	Machinery — 6.7%
9	AGCO Corp.	643
26	Allison Transmission Holdings, Inc. (j)	1,119
8	Caterpillar, Inc.	1,229
6	Cummins, Inc.	998
18	Donaldson Co., Inc.	898
12	Lincoln Electric Holdings, Inc.	1,138
4	Parker-Hannifin Corp.	739
16	Pentair plc, (United Kingdom)	1,151
8	Terex Corp.	376

		8,291

	Professional Services — 0.9%
9	ManpowerGroup, Inc. (j)	1,085

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Road & Rail — 1.3%
4	Kansas City Southern	413
11	Landstar System, Inc. (j)	1,189

		1,602

	Trading Companies & Distributors — 1.0%
7	United Rentals, Inc. (a) (j)	1,246

	Total Industrials	19,909

	Information Technology — 22.4%
	Communications Equipment — 0.4%
3	Harris Corp.	446

	Electronic Equipment, Instruments & Components — 1.3%
20	Jabil, Inc.	525
11	Zebra Technologies Corp., Class A (a)	1,157

		1,682

	Internet Software & Services — 0.8%
8	VeriSign, Inc. (a) (j)	941

	IT Services — 5.3%
12	DXC Technology Co.	1,179
59	First Data Corp., Class A (a)	993
7	International Business Machines Corp. (j)	1,101
4	Science Applications International Corp.	343
15	Teradata Corp. (a)	595
15	Total System Services, Inc.	1,220
58	Western Union Co. (The)	1,109

		6,540

	Semiconductors & Semiconductor Equipment — 3.7%
17	Applied Materials, Inc.	867
7	First Solar, Inc. (a)	461
6	Lam Research Corp. (j)	1,120
13	Marvell Technology Group Ltd., (Bermuda)	281
7	Micron Technology, Inc. (a)	307
26	ON Semiconductor Corp. (a)	538
3	Skyworks Solutions, Inc.	306
17	Teradyne, Inc.	704

		4,584

	Software — 7.4%
6	Autodesk, Inc. (a)	671
33	CA, Inc.	1,088
27	Cadence Design Systems, Inc. (a)	1,126
14	Citrix Systems, Inc. (a)	1,201
2	Electronic Arts, Inc. (a)	205
12	Fortinet, Inc. (a)	536
39	Nuance Communications, Inc. (a) (j)	636

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
10	Red Hat, Inc. (a)	1,144
15	SS&C Technologies Holdings, Inc.	603
8	Take-Two Interactive Software, Inc. (a)	914
13	TiVo Corp.	195
7	VMware, Inc., Class A (a)	928

		9,247

	Technology Hardware, Storage & Peripherals — 3.5%
3	Apple, Inc.	541
53	HP, Inc. (j)	1,106
12	NetApp, Inc. (j)	657
13	Western Digital Corp.	1,022
33	Xerox Corp.	974

		4,300

	Total Information Technology	27,740

	Materials — 4.2%
	Chemicals — 1.7%
7	Cabot Corp. (j)	403
39	Huntsman Corp.	1,300
4	LyondellBasell Industries NV, Class A	438

		2,141

	Containers & Packaging — 1.0%
6	Berry Global Group, Inc. (a)	354
4	Packaging Corp. of America	506
6	WestRock Co.	376

		1,236

	Metals & Mining — 1.5%
15	Alcoa Corp. (a)	816
21	Steel Dynamics, Inc.	909
4	United States Steel Corp.	144

		1,869

	Total Materials	5,246

	Real Estate — 1.2%
	Equity Real Estate Investment Trusts (REITs) — 0.5%
5	GEO Group, Inc. (The)	107
67	VEREIT, Inc.	519

		626

	Real Estate Management & Development — 0.7%
9	CBRE Group, Inc., Class A (a)	386
17	Realogy Holdings Corp.	463

		849

	Total Real Estate	1,475

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Utilities — 3.8%
	Electric Utilities — 0.5%
19	FirstEnergy Corp.	595

	Independent Power and Renewable Electricity Producers — 1.6%
79	AES Corp.	853
40	NRG Energy, Inc. (j)	1,151

		2,004

	Multi-Utilities — 1.7%
34	CenterPoint Energy, Inc.	956
43	MDU Resources Group, Inc. (j)	1,163

		2,119

	Total Utilities	4,718

	Total Common Stocks (Cost $86,178)	110,018

Short-Term Investment — 10.6%
	Investment Company — 10.6%
13,115	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $13,115)	13,115

	Total Investments — 99.2% (Cost $99,293)	123,133
	Other Assets in Excess of Liabilities — 0.8%	922

	NET ASSETS — 100.0%	$124,055

Short Positions — 86.9%
Common Stocks — 86.9%
	Consumer Discretionary — 13.3%
	Automobiles — 0.3%
1	Tesla, Inc. (a)	405

	Hotels, Restaurants & Leisure — 5.2%
3	Chipotle Mexican Grill, Inc. (a)	910
7	Darden Restaurants, Inc.	660
36	MGM Resorts International	1,186
6	Norwegian Cruise Line Holdings Ltd. (a)	315
7	Six Flags Entertainment Corp.	476
21	Starbucks Corp.	1,206
14	Texas Roadhouse, Inc.	759
4	Vail Resorts, Inc.	930

		6,442

	Household Durables — 1.2%
10	Leggett & Platt, Inc.	454
4	Mohawk Industries, Inc. (a)	1,048

		1,502

SHARES		SECURITY DESCRIPTION	VALUE($)

		Internet & Direct Marketing Retail — 0.7%
3		Netflix, Inc. (a)	557
8		TripAdvisor, Inc. (a)	275

			832

		Leisure Products — 0.8%
68		Mattel, Inc.	1,046

		Media — 0.6%
8		Cinemark Holdings, Inc.	285
14		Liberty Media Corp.-Liberty Formula One, Class A (a)	462
—	(h)	Lions Gate Entertainment Corp., Class A (a)	—	(h)

			747

		Specialty Retail — 2.9%
4		Advance Auto Parts, Inc.	354
11		L Brands, Inc.	653
14		Murphy USA, Inc. (a)	1,131
15		Tractor Supply Co.	1,143
1		Ulta Beauty, Inc. (a)	269

			3,550

		Textiles, Apparel & Luxury Goods — 1.6%
19		NIKE, Inc., Class B	1,218
51		Under Armour, Inc., Class A (a)	736

			1,954

		Total Consumer Discretionary	16,478

		Consumer Staples — 5.3%
		Beverages — 1.7%
17		Brown-Forman Corp., Class B	1,188
4		Constellation Brands, Inc., Class A	863

			2,051

		Food & Staples Retailing — 1.0%
11		Casey's General Stores, Inc.	1,259

		Food Products — 1.4%
22		Blue Buffalo Pet Products, Inc. (a)	712
10		Kraft Heinz Co. (The)	793
6		Snyder's-Lance, Inc.	293

			1,798

		Personal Products — 1.2%
56		Coty, Inc., Class A	1,123
3		Estee Lauder Cos., Inc. (The), Class A	354

			1,477

		Total Consumer Staples	6,585

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Energy — 2.4%
	Oil, Gas & Consumable Fuels — 2.4%
20	EQT Corp.	1,120
58	Kosmos Energy Ltd., (Ghana) (a)	394
32	Noble Energy, Inc.	945
17	Parsley Energy, Inc., Class A (a)	497

	Total Energy	2,956

	Financials — 5.8%
	Banks — 0.9%
61	People's United Financial, Inc.	1,147

	Capital Markets — 2.2%
17	Artisan Partners Asset Management, Inc., Class A	662
5	CME Group, Inc.	756
2	Federated Investors, Inc., Class B	89
20	Interactive Brokers Group, Inc., Class A	1,174

		2,681

	Insurance — 1.0%
2	Cincinnati Financial Corp.	142
1	Markel Corp. (a)	1,111

		1,253

	Thrifts & Mortgage Finance — 1.7%
86	New York Community Bancorp, Inc.	1,115
71	TFS Financial Corp.	1,060

		2,175

	Total Financials	7,256

	Health Care — 10.8%
	Biotechnology — 4.1%
14	ACADIA Pharmaceuticals, Inc. (a)	416
15	Alkermes plc (a)	815
12	BioMarin Pharmaceutical, Inc. (a)	1,048
2	Bluebird Bio, Inc. (a)	343
8	Incyte Corp. (a)	793
7	Juno Therapeutics, Inc. (a)	303
82	OPKO Health, Inc. (a)	404
1	Puma Biotechnology, Inc. (a)	121
1	Regeneron Pharmaceuticals, Inc. (a)	197
5	Seattle Genetics, Inc. (a)	251
5	TESARO, Inc. (a)	406

		5,097

	Health Care Equipment & Supplies — 1.7%
9	DexCom, Inc. (a)	516
9	Hologic, Inc. (a)	386

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — continued
6	ICU Medical, Inc. (a)	1,215

		2,117

	Health Care Providers & Services — 3.9%
14	Acadia Healthcare Co., Inc. (a)	454
22	Envision Healthcare Corp. (a)	755
15	Henry Schein, Inc. (a)	1,031
17	LifePoint Health, Inc. (a)	839
24	Patterson Cos., Inc.	868
8	Universal Health Services, Inc., Class B	910

		4,857

	Pharmaceuticals — 1.1%
7	Medicines Co. (The) (a)	183
16	Zoetis, Inc.	1,180

		1,363

	Total Health Care	13,434

	Industrials — 17.7%
	Aerospace & Defense — 2.5%
8	BWX Technologies, Inc.	496
20	Hexcel Corp.	1,255
3	Textron, Inc.	194
4	TransDigm Group, Inc.	1,174

		3,119

	Air Freight & Logistics — 0.1%
1	CH Robinson Worldwide, Inc.	78

	Airlines — 0.2%
6	Spirit Airlines, Inc. (a)	289

	Building Products — 0.6%
21	Johnson Controls International plc	783

	Commercial Services & Supplies — 1.1%
71	Covanta Holding Corp.	1,199
4	Rollins, Inc.	169

		1,368

	Construction & Engineering — 1.3%
12	Fluor Corp.	630
16	KBR, Inc.	317
16	Quanta Services, Inc. (a)	626

		1,573

	Electrical Equipment — 0.9%
6	Acuity Brands, Inc.	1,074

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Industrial Conglomerates — 0.9%
62	General Electric Co.	1,084

	Machinery — 5.0%
22	Flowserve Corp.	922
12	ITT, Inc.	651
13	Kennametal, Inc.	615
1	Middleby Corp. (The) (a)	111
7	Snap-on, Inc.	1,233
34	Trinity Industries, Inc.	1,262
15	Wabtec Corp.	1,217
4	Xylem, Inc.	241

		6,252

	Marine — 0.7%
13	Kirby Corp. (a)	892

	Professional Services — 0.3%
8	IHS Markit Ltd. (a)	370

	Road & Rail — 2.1%
3	AMERCO	1,190
13	Genesee & Wyoming, Inc., Class A (a)	1,024
8	Knight-Swift Transportation Holdings, Inc.	370

		2,584

	Trading Companies & Distributors — 2.0%
23	Fastenal Co.	1,231
7	Watsco, Inc.	1,246

		2,477

	Total Industrials	21,943

	Information Technology — 22.1%
	Communications Equipment — 1.2%
7	CommScope Holding Co., Inc. (a)	246
17	ViaSat, Inc. (a)	1,246

		1,492

	Electronic Equipment, Instruments & Components — 4.2%
7	Amphenol Corp., Class A	588
27	Avnet, Inc.	1,069
2	Coherent, Inc. (a)	557
9	Keysight Technologies, Inc. (a)	380
6	Littelfuse, Inc.	1,177
8	SYNNEX Corp.	1,023
3	Universal Display Corp.	432

		5,226

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 2.9%
19	Akamai Technologies, Inc. (a)	1,236
2	Facebook, Inc., Class A (a)	327
18	GoDaddy, Inc., Class A (a)	894
4	LogMeIn, Inc.	429
23	Twilio, Inc., Class A (a)	535
4	Yelp, Inc. (a)	158

		3,579

	IT Services — 4.6%
18	DST Systems, Inc.	1,117
9	Gartner, Inc. (a)	1,124
10	Jack Henry & Associates, Inc.	1,199
14	Paychex, Inc.	939
9	WEX, Inc. (a)	1,303

		5,682

	Semiconductors & Semiconductor Equipment — 3.6%
73	Advanced Micro Devices, Inc. (a)	748
9	Analog Devices, Inc.	826
14	Cavium, Inc. (a)	1,140
9	MACOM Technology Solutions Holdings, Inc. (a)	277
11	Monolithic Power Systems, Inc.	1,183
2	NVIDIA Corp.	290

		4,464

	Software — 5.6%
12	Ellie Mae, Inc. (a)	1,053
32	FireEye, Inc. (a)	461
15	Guidewire Software, Inc. (a)	1,108
11	Manhattan Associates, Inc. (a)	552
3	Proofpoint, Inc. (a)	269
9	PTC, Inc. (a)	529
6	salesforce.com, Inc. (a)	634
6	Tyler Technologies, Inc. (a)	1,133
6	Ultimate Software Group, Inc. (The) (a)	1,200

		6,939

	Total Information Technology	27,382

	Materials — 4.2%
	Chemicals — 0.8%
6	Air Products & Chemicals, Inc.	941

	Construction Materials — 1.0%
10	Vulcan Materials Co.	1,239

	Containers & Packaging — 0.9%
30	Ball Corp.	1,146

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Metals & Mining — 1.5%
18	Compass Minerals International, Inc.	1,279
12	Southern Copper Corp., (Peru)	579

		1,858

	Total Materials	5,184

	Real Estate — 1.0%
	Equity Real Estate Investment Trusts (REITs) — 1.0%
13	Life Storage, Inc.	1,198

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.2%
8	Zayo Group Holdings, Inc. (a)	290

	Wireless Telecommunication Services — 0.6%
27	Telephone & Data Systems, Inc.	759

	Total Telecommunication Services	1,049

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 3.5%
	Electric Utilities — 1.5%
25	Great Plains Energy, Inc.	801
23	Southern Co. (The)	1,107

		1,908

	Gas Utilities — 0.2%
3	Atmos Energy Corp.	238

	Multi-Utilities — 1.8%
15	Dominion Energy, Inc.	1,177
10	Sempra Energy	1,061

		2,238

	Total Utilities	4,384

	Total Securities Sold Short (Proceeds $105,382)	$107,849

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
S&P 500 E-Mini Index	(6)	03/2018	USD	(803)	(3)
S&P Midcap 400 E-Mini Index	(8)	03/2018	USD	(1,522)	(6)

					(9)

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.1%
	Consumer Discretionary — 13.8%
	Distributors — 0.5%
616	Genuine Parts Co.	58,540

	Hotels, Restaurants & Leisure — 1.7%
1,643	Brinker International, Inc.	63,832
1,065	Hilton Worldwide Holdings, Inc.	85,036
3,408	La Quinta Holdings, Inc. (a)	62,918

		211,786

	Household Durables — 0.2%
683	Newell Brands, Inc.	21,093

	Internet & Direct Marketing Retail — 0.5%
522	Expedia, Inc.	62,566

	Media — 4.9%
1,946	CBS Corp. (Non-Voting), Class B	114,789
311	Charter Communications, Inc., Class A (a)	104,479
2,932	Clear Channel Outdoor Holdings, Inc., Class A	13,488
3,432	DISH Network Corp., Class A (a)	163,855
4,598	Entercom Communications Corp., Class A	49,659
1,187	Nexstar Media Group, Inc., Class A	92,831
746	Time Warner, Inc.	68,199

		607,300

	Multiline Retail — 1.5%
2,070	Kohl's Corp.	112,241
1,493	Nordstrom, Inc.	70,743

		182,984

	Specialty Retail — 3.8%
198	AutoZone, Inc. (a)	140,819
952	Best Buy Co., Inc.	65,168
1,594	Gap, Inc. (The)	54,308
464	Home Depot, Inc. (The)	87,983
808	Murphy USA, Inc. (a)	64,940
569	Tiffany & Co.	59,157

		472,375

	Textiles, Apparel & Luxury Goods — 0.7%
1,173	Columbia Sportswear Co.	84,318

	Total Consumer Discretionary	1,700,962

	Consumer Staples — 6.2%
	Beverages — 1.5%
968	Dr Pepper Snapple Group, Inc.	93,913
1,148	Molson Coors Brewing Co., Class B	94,246

		188,159

	Food & Staples Retailing — 2.1%
925	CVS Health Corp.	67,039

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
3,784	Kroger Co. (The)	103,881
1,141	Walgreens Boots Alliance, Inc.	82,881

		253,801

	Food Products — 0.9%
1,096	Post Holdings, Inc. (a)	86,804
617	TreeHouse Foods, Inc. (a)	30,512

		117,316

	Household Products — 1.2%
478	Energizer Holdings, Inc.	22,952
1,296	Procter & Gamble Co. (The)	119,098

		142,050

	Personal Products — 0.5%
3,189	Coty, Inc., Class A	63,438

	Total Consumer Staples	764,764

	Energy — 7.6%
	Oil, Gas & Consumable Fuels — 7.6%
1,345	Apache Corp.	56,782
1,887	ConocoPhillips	103,592
1,136	EQT Corp.	64,655
2,623	Exxon Mobil Corp.	219,422
5,135	Kinder Morgan, Inc.	92,791
1,823	Marathon Petroleum Corp.	120,282
1,189	Occidental Petroleum Corp.	87,604
1,923	PBF Energy, Inc., Class A	68,158
1,154	Phillips 66	116,695

	Total Energy	929,981

	Financials — 31.4%
	Banks — 15.6%
13,152	Bank of America Corp.	388,247
2,201	Citigroup, Inc.	163,764
3,423	Citizens Financial Group, Inc.	143,702
2,738	Fifth Third Bancorp	83,084
825	First Republic Bank	71,492
1,171	M&T Bank Corp.	200,266
1,366	PNC Financial Services Group, Inc. (The)	197,112
2,315	SunTrust Banks, Inc.	149,550
2,296	US Bancorp	123,020
6,486	Wells Fargo & Co.	393,508

		1,913,745

	Capital Markets — 4.3%
2,063	Charles Schwab Corp. (The)	105,966
1,840	Invesco Ltd.	67,225
1,740	Morgan Stanley	91,284

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
784	Northern Trust Corp.	78,319
1,800	T Rowe Price Group, Inc.	188,857

		531,651

	Consumer Finance — 3.3%
3,654	Ally Financial, Inc.	106,560
2,943	Capital One Financial Corp.	293,023

		399,583

	Insurance — 8.2%
73	Alleghany Corp. (a)	43,631
2,840	American International Group, Inc.	169,236
710	Chubb Ltd.	103,686
1,679	CNO Financial Group, Inc.	41,467
87	Fairfax Financial Holdings Ltd., (Canada)	46,133
2,134	Hartford Financial Services Group, Inc. (The)	120,089
4,066	Loews Corp.	203,397
378	Marsh & McLennan Cos., Inc.	30,736
492	Prudential Financial, Inc.	56,621
879	Travelers Cos., Inc. (The)	119,183
1,251	Unum Group	68,689

		1,002,868

	Total Financials	3,847,847

	Health Care — 8.6% Health Care Providers & Services — 2.7%
402	Aetna, Inc.	72,494
264	Cigna Corp.	53,639
902	HCA Healthcare, Inc. (a)	79,191
564	UnitedHealth Group, Inc.	124,347

		329,671

	Pharmaceuticals — 5.9%
509	Allergan plc	83,194
1,443	Johnson & Johnson	201,661
2,794	Merck & Co., Inc.	157,221
7,802	Pfizer, Inc.	282,603

		724,679

	Total Health Care	1,054,350

	Industrials — 7.1%
	Aerospace & Defense — 1.0%
960	United Technologies Corp.	122,412

	Airlines — 2.3%
4,222	Delta Air Lines, Inc.	236,459
763	Southwest Airlines Co.	49,925

		286,384

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 2.1%
1,011	Carlisle Cos., Inc.	114,845
903	Honeywell International, Inc.	138,548

		253,393

	Machinery — 1.7%
985	Dover Corp.	99,497
454	Illinois Tool Works, Inc.	75,729
303	Middleby Corp. (The) (a)	40,917

		216,143

	Total Industrials	878,332

	Information Technology — 6.9%
	Communications Equipment — 1.6%
3,217	Cisco Systems, Inc.	123,203
1,991	CommScope Holding Co., Inc. (a)	75,335

		198,538

	Electronic Equipment, Instruments & Components — 0.6%
907	Arrow Electronics, Inc. (a)	72,909

	IT Services — 0.4%
745	PayPal Holdings, Inc. (a)	54,862

	Semiconductors & Semiconductor Equipment — 2.4%
326	KLA-Tencor Corp.	34,272
1,433	QUALCOMM, Inc.	91,717
1,568	Texas Instruments, Inc.	163,748

		289,737

	Software — 1.5%
761	Micro Focus International plc, (United Kingdom), ADR (a)	25,554
1,779	Microsoft Corp.	152,203

		177,757

	Technology Hardware, Storage & Peripherals — 0.4%
3,828	Hewlett Packard Enterprise Co.	54,966

	Total Information Technology	848,769

	Materials — 4.0%
	Chemicals — 0.3%
810	AdvanSix, Inc. (a)	34,077

	Construction Materials — 0.9%
472	Martin Marietta Materials, Inc.	104,237

	Containers & Packaging — 2.5%
3,703	Ball Corp.	140,165
3,758	Graphic Packaging Holding Co.	58,063
1,799	WestRock Co.	113,701

		311,929

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Paper & Forest Products — 0.3%
1,681	KapStone Paper and Packaging Corp.	38,131

	Total Materials	488,374

	Real Estate — 6.0%
	Equity Real Estate Investment Trusts (REITs) — 5.4%
3,160	American Homes 4 Rent, Class A	69,025
4,405	Brixmor Property Group, Inc.	82,203
653	EastGroup Properties, Inc.	57,756
3,912	Kimco Realty Corp.	71,002
764	Mid-America Apartment Communities, Inc.	76,782
2,874	Outfront Media, Inc.	66,666
840	Park Hotels & Resorts, Inc.	24,161
368	Public Storage	76,975
2,825	Rayonier, Inc.	89,360
1,253	Weyerhaeuser Co.	44,177

		658,107

	Real Estate Management & Development — 0.6%
1,807	CBRE Group, Inc., Class A (a)	78,252

	Total Real Estate	736,359

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
1,803	Verizon Communications, Inc.	95,458

	Utilities — 4.7%
	Electric Utilities — 4.5%
1,778	American Electric Power Co., Inc.	130,802
667	Duke Energy Corp.	56,075
949	Edison International	60,015
1,018	Eversource Energy	64,305

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
802	NextEra Energy, Inc.	125,216
2,385	Xcel Energy, Inc.	114,759

		551,172

	Multi-Utilities — 0.2%
204	Sempra Energy	21,805

	Total Utilities	572,977

	Total Common Stocks (Cost $8,539,964)	11,918,173

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Media — 0.0% (g)
2,982	Media General, Inc., CVR, expiring (a) (bb) (Cost $–)	146

SHARES
Short-Term Investment — 3.5%
	Investment Company — 3.5%
424,781	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $424,781)	424,781

	Total Investments — 100.6% (Cost $8,964,745)	12,343,100
	Liabilities in Excess of Other Assets — (0.6)%	(76,266)

	NET ASSETS — 100.0%	$12,266,834

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

CVR	— Contingent Value Rights
REIT	— Real Estate Investment Trust
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(j)

—  All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $20,637,000 and $108,487,000, respectively.

(l)	— The rate shown is the current yield as of December 31, 2017.
(bb)	— Security has been valued using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$7,671,062		$2,928,492	$3,352,455
Investments in affiliates, at value	365,445		100,898	156,459
Cash	—		—	—	(a)
Receivables:
Investment securities sold	2,477		1,187	1,143
Fund shares sold	8,048		2,200	4,325
Dividends from non-affiliates	1,207		2,778	1,177
Dividends from affiliates	309		97	125

Total Assets	8,048,548		3,035,652	3,515,684

LIABILITIES:
Payables:
Due to custodian	—	(a)	—	—
Investment securities purchased	7,650		404	673
Fund shares redeemed	6,029		7,418	10,264
Accrued liabilities:
Investment advisory fees	3,944		1,497	1,877
Administration fees	265		101	227
Distribution fees	767		104	267
Service fees	764		153	366
Custodian and accounting fees	61		25	31
Trustees’ and Chief Compliance Officer’s fees	7		—	—
Other	323		375	321

Total Liabilities	19,810		10,077	14,026

Net Assets	$8,028,738		$3,025,575	$3,501,658

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$4,867,665	$2,048,033	$2,556,481
Accumulated undistributed (distributions in excess of) net investment income	(24,479)	(575)	(11,642)
Accumulated net realized gains (losses)	32,468	13,110	49,833
Net unrealized appreciation (depreciation)	3,153,084	965,007	906,986

Total Net Assets	$8,028,738	$3,025,575	$3,501,658

Net Assets:
Class A	$1,693,319	$401,373	$931,185
Class C	639,685	29,401	81,203
Class I	1,329,706	361,931	1,061,416
Class R2	24	411	36,591
Class R3	275	—	2,153
Class R4	23	—	4,463
Class R5	109,303	5,659	282,628
Class R6	4,256,403	2,226,800	1,102,019

Total	$8,028,738	$3,025,575	$3,501,658

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	86,065	8,002	31,966
Class C	36,790	607	3,518
Class I	65,763	7,121	31,752
Class R2	1	8	1,155
Class R3	14	—	65
Class R4	1	—	133
Class R5	5,316	111	8,364
Class R6	206,076	43,805	32,484

Net Asset Value (a):
Class A — Redemption price per share	$19.67	$50.16	$29.13
Class C — Offering price per share (b)	17.39	48.42	23.08
Class I — Offering and redemption price per share	20.22	50.83	33.43
Class R2 — Offering and redemption price per share	19.65	49.74	31.68
Class R3 — Offering and redemption price per share	19.68	—	33.28
Class R4 — Offering and redemption price per share	20.21	—	33.40
Class R5 — Offering and redemption price per share	20.56	50.82	33.79
Class R6 — Offering and redemption price per share	20.65	50.83	33.92
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.76	$52.94	$30.74

Cost of investments in non-affiliates	$4,517,978	$1,963,485	$2,445,469
Cost of investments in affiliates	365,445	100,898	156,459

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$18,479,636	$110,018	$11,918,319
Investments in affiliates, at value	747,223	13,115	424,781
Restricted cash for securities sold short	—	13	—
Cash	1	123	—
Deposits at broker for futures contracts	—	160	—
Deposits at broker for securities sold short	—	108,474	—
Receivables:
Investment securities sold	9,029	240	—
Fund shares sold	21,941	—	9,928
Dividends from non-affiliates	28,753	123	10,851
Dividends from affiliates	680	12	391
Variation margin on futures contracts	—	12	—

Total Assets	19,287,263	232,290	12,364,270

LIABILITIES:
Payables:
Securities sold short, at value	—	107,849	—
Dividend expense to non-affiliates on securities sold short	—	89	—
Investment securities purchased	1,008	179	—
Fund shares redeemed	129,380	7	87,612
Accrued liabilities:
Investment advisory fees	10,472	62	6,053
Administration fees	1,322	—	414
Distribution fees	687	2	753
Service fees	966	26	1,334
Custodian and accounting fees	158	11	101
Trustees’ and Chief Compliance Officer’s fees	70	—	31
Other	1,145	10	1,138

Total Liabilities	145,208	108,235	97,436

Net Assets	$19,142,055	$124,055	$12,266,834

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$11,853,649	$111,673	$8,885,567
Accumulated undistributed (distributions in excess of) net investment income	(3,159)	(260)	(2,143)
Accumulated net realized gains (losses)	73,412	(8,722)	5,055
Net unrealized appreciation (depreciation)	7,218,153	21,364	3,378,355

Total Net Assets	$19,142,055	$124,055	$12,266,834

Net Assets:
Class A	$2,215,850	$7,011	$1,532,975
Class C	255,149	780	672,156
Class I	3,087,279	116,264	2,509,432
Class L	12,578,641	—	4,082,008
Class R2	88,752	—	27
Class R3	53,094	—	861
Class R4	14,884	—	1,991
Class R5	88,600	—	5,276
Class R6	759,806	—	3,462,108

Total	$19,142,055	$124,055	$12,266,834

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	56,230	677	42,776
Class C	6,726	81	18,805
Class I	77,529	10,926	69,673
Class L	312,268	—	113,364
Class R2	2,345	—	1
Class R3	1,357	—	24
Class R4	375	—	55
Class R5	2,202	—	147
Class R6	18,872	—	96,226

Net Asset Value (a):
Class A — Redemption price per share	$39.41	$10.36	$35.84
Class C — Offering price per share (b)	37.93	9.65	35.74
Class I — Offering and redemption price per share	39.82	10.64	36.02
Class L — Offering and redemption price per share	40.28	—	36.01
Class R2 — Offering and redemption price per share	37.85	—	35.72
Class R3 — Offering and redemption price per share	39.14	—	35.56
Class R4 — Offering and redemption price per share	39.68	—	35.88
Class R5 — Offering and redemption price per share	40.24	—	35.96
Class R6 — Offering and redemption price per share	40.26	—	35.98
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$41.59	$10.93	$37.83

Cost of investments in non-affiliates	$11,261,483	$86,178	$8,539,964
Cost of investments in affiliates	747,223	13,115	424,781
Proceeds from securities sold short	—	105,382	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from affiliates	$5		$1	$1
Dividend income from non-affiliates	20,110		16,380	9,132
Dividend income from affiliates	1,309		467	584

Total investment income	21,424		16,848	9,717

EXPENSES:
Investment advisory fees	24,852		9,554	10,744
Administration fees	3,113		1,197	1,346
Distribution fees:
Class A	2,045		488	1,146
Class C	2,366		113	333
Class R2 (a)	—	(b)	1	94
Class R3	—	(b)	—	1
Service fees:
Class A	2,045		488	1,146
Class C	789		38	111
Class I	1,827		645	1,326
Class R2 (a)	—	(b)	1	47
Class R3	—	(b)	—	1
Class R4	—	(b)	—	1
Class R5	52		2	133
Custodian and accounting fees	97		37	49
Professional fees	80		43	43
Trustees’ and Chief Compliance Officer’s fees	16		17	18
Printing and mailing costs	198		154	128
Registration and filing fees	135		80	93
Transfer agency fees (See Note 2.E.)	121		23	245
Other	64		22	31

Total expenses	37,800		12,903	17,036

Less fees waived	(1,869)		(956)	(955)
Less earnings credits	—	(b)	—	— (b)
Less expense reimbursements	(5)		—	(16)

Net expenses	35,926		11,947	16,065

Net investment income (loss)	(14,502)		4,901	(6,348)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	314,450		111,050	183,499
Change in net unrealized appreciation/depreciation on investments in non-affiliates	715,462		151,100	193,194

Net realized/unrealized gains (losses)	1,029,912		262,150	376,693

Change in net assets resulting from operations	$1,015,410		$267,051	$370,345

(a)	Commencement of offering of class of shares effective July 31, 2017 for Growth Advantage Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$— (a)	$—
Interest income from affiliates	8	— (a)	8
Dividend income from non-affiliates	156,946	845	127,066
Dividend income from affiliates	3,368	59	2,128
Non-cash dividend income from non-affiliates	—	100	—
Interest income from non-affiliates on securities sold short	—	416	—

Total investment income	160,322	1,420	129,202

EXPENSES:
Investment advisory fees	61,108	501	38,077
Administration fees	7,655	51	4,769
Distribution fees:
Class A	2,667	7	1,824
Class C	1,476	10	2,695
Class R2 (b)	217	—	—	(a)
Class R3	43	—	1
Service fees:
Class A	2,667	7	1,824
Class C	492	3	898
Class I	3,764	147	2,959
Class L	6,272	—	1,956
Class R2 (b)	109	—	—	(a)
Class R3	43	—	1
Class R4	11	—	1
Class R5	35	—	2
Custodian and accounting fees	237	17	147
Professional fees	133	24	103
Trustees’ and Chief Compliance Officer’s fees	18	13	13
Printing and mailing costs	659	5	419
Registration and filing fees	337	23	230
Transfer agency fees (See Note 2.E.)	491	2	138
Sub-transfer agency fees (See Note 2.E.)	— (a)	—	—
Other	167	25	81
Dividend expense to non-affiliates on securities sold short	—	853	—

Total expenses	88,601	1,688	56,138

Less fees waived	(7,280)	(210)	(4,093)
Less earnings credits	—	—	—	(a)
Less expense reimbursements	(224)	—	(18)

Net expenses	81,097	1,478	52,027

Net investment income (loss)	79,225	(58)	77,175

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	173,349	6,718	86,981
Futures contracts	—	(139)	—
Securities sold short	—	(7,776)	—

Net realized gain (loss)	173,349	(1,197)	86,981

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	992,388	6,194	897,398
Futures contracts	—	(22)	—
Securities sold short	—	(29)	—

Change in net unrealized appreciation/depreciation	992,388	6,143	897,398

Net realized/unrealized gains (losses)	1,165,737	4,946	984,379

Change in net assets resulting from operations	$1,244,962	$4,888	$1,061,554

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 31, 2017 for Value Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(14,502)	$(20,857)	$4,901	$8,576
Net realized gain (loss)	314,450	258,483	111,050	120,548
Change in net unrealized appreciation/depreciation	715,462	1,188,472	151,100	282,160

Change in net assets resulting from operations	1,015,410	1,426,098	267,051	411,284

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(356)
From net realized gains	(69,162)	—	(21,659)	(10,459)
Class C
From net realized gains	(29,276)	—	(1,665)	(964)
Class I
From net investment income	—	—	(521)	(2,165)
From net realized gains	(52,479)	—	(19,740)	(20,374)
Class R2 (a)
From net investment income	—	—	—	— (b)
From net realized gains	(1)	—	(22)	(19)
Class R3 (c)
From net realized gains	(11)	—	—	—
Class R4 (c)
From net realized gains	(1)	—	—	—
Class R5
From net investment income	—	—	(17)	(11)
From net realized gains	(4,273)	—	(300)	(84)
Class R6
From net investment income	—	—	(7,565)	(6,472)
From net realized gains	(165,239)	—	(118,825)	(46,392)

Total distributions to shareholders	(320,442)	—	(170,314)	(87,296)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	235,860	(291,788)	120,360	120,141

NET ASSETS:
Change in net assets	930,828	1,134,310	217,097	444,129
Beginning of period	7,097,910	5,963,600	2,808,478	2,364,349

End of period	$8,028,738	$7,097,910	$3,025,575	$2,808,478

Accumulated undistributed (distributions in excess of) net investment income	$(24,479)	$(9,977)	$(575)	$2,627

(a)	Commencement of offering of class of shares effective July 31, 2017 for Growth Advantage Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective May 31, 2017 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(6,348)	$(9,289)	$79,225	$140,662
Net realized gain (loss)	183,499	128,903	173,349	458,502
Change in net unrealized appreciation/depreciation	193,194	403,806	992,388	1,674,398

Change in net assets resulting from operations	370,345	523,420	1,244,962	2,273,562

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(10,151)	(9,018)
From net realized gains	(64,175)	(449)	(40,349)	(135,546)
Class C
From net realized gains	(6,964)	(55)	(4,819)	(33,147)
Class I
From net investment income	—	—	(21,474)	(17,549)
From net realized gains	(64,653)	(390)	(54,995)	(155,821)
Class L
From net investment income	—	—	(115,010)	(100,129)
From net realized gains	—	—	(224,024)	(669,173)
Class R2
From net investment income	—	—	(285)	(133)
From net realized gains	(2,500)	(11)	(1,680)	(4,114)
Class R3 (a)
From net investment income	—	—	(401)	— (b)
From net realized gains	(102)	— (b)	(954)	(1)
Class R4 (a)
From net investment income	—	—	(124)	— (b)
From net realized gains	(242)	— (b)	(261)	(1)
Class R5 (c)
From net investment income	—	—	(715)	— (b)
From net realized gains	(16,962)	(96)	(1,450)	(1)
Class R6 (c)
From net investment income	—	—	(6,725)	(437)
From net realized gains	(63,898)	(275)	(12,644)	(2,480)

Total distributions to shareholders	(219,496)	(1,276)	(496,061)	(1,127,550)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	262,531	(285,349)	(9,858)	1,692,858

NET ASSETS:
Change in net assets	413,380	236,795	739,043	2,838,870
Beginning of period	3,088,278	2,851,483	18,403,012	15,564,142

End of period	$3,501,658	$3,088,278	$19,142,055	$18,403,012

Accumulated undistributed (distributions in excess of) net investment income	$(11,642)	$(5,294)	$(3,159)	$72,501

(a)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(58)	$(927)	$77,175	$120,170
Net realized gain (loss)	(1,197)	3,497	86,981	526,307
Change in net unrealized appreciation/depreciation	6,143	(141)	897,398	1,078,370

Change in net assets resulting from operations	4,888	2,429	1,061,554	1,724,847

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(12,114)	(17,004)
From net realized gains	—	—	(14,662)	—
Class C
From net investment income	—	—	(1,306)	(4,071)
From net realized gains	—	—	(6,508)	—
Class I
From net investment income	—	—	(27,074)	(17,338)
From net realized gains	—	—	(23,851)	—
Class L
From net investment income	—	—	(51,294)	(51,645)
From net realized gains	—	—	(38,934)	—
Class R2 (a)
From net investment income	—	—	— (b)	—
From net realized gains	—	—	— (b)	—
Class R3 (c)
From net investment income	—	—	(9)	— (b)
From net realized gains	—	—	(8)	—
Class R4 (c)
From net investment income	—	—	(24)	— (b)
From net realized gains	—	—	(19)	—
Class R5 (c)
From net investment income	—	—	(65)	— (b)
From net realized gains	—	—	(50)	—
Class R6 (c)
From net investment income	—	—	(44,453)	(44,017)
From net realized gains	—	—	(33,205)	—

Total distributions to shareholders	—	—	(253,576)	(134,075)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(5,218)	(66,147)	400,830	(623,697)

NET ASSETS:
Change in net assets	(330)	(63,718)	1,208,808	967,075
Beginning of period	124,385	188,103	11,058,026	10,090,951

End of period	$124,055	$124,385	$12,266,834	$11,058,026

Accumulated undistributed (distributions in excess of) net investment income	$(260)	$(202)	$(2,143)	$57,021

(a)	Commencement of offering of class of shares effective July 31, 2017 for Value Advantage Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$178,364	$381,174	$32,398	$121,592
Distributions reinvested	67,889	—	21,589	10,791
Cost of shares redeemed	(249,414)	(822,569)	(43,585)	(133,304)

Change in net assets resulting from Class A capital transactions	$(3,161)	$(441,395)	$10,402	$(921)

Class C
Proceeds from shares issued	$67,016	$114,033	$1,374	$7,205
Distributions reinvested	27,784	—	1,665	964
Cost of shares redeemed	(113,527)	(227,966)	(5,146)	(13,282)

Change in net assets resulting from Class C capital transactions	$(18,727)	$(113,933)	$(2,107)	$(5,113)

Class I
Proceeds from shares issued	$335,815	$917,922	$50,731	$289,476
Distributions reinvested	48,329	—	19,948	19,559
Cost of shares redeemed	(886,320)	(424,343)	(504,247)	(241,418)

Change in net assets resulting from Class I capital transactions	$(502,176)	$493,579	$(433,568)	$67,617

Class R2 (a)
Proceeds from shares issued	$22	$—	$34	$107
Distributions reinvested	1	—	19	13
Cost of shares redeemed	—	—	(264)	(284)

Change in net assets resulting from Class R2 capital transactions	$23	$—	$(211)	$(164)

Class R3 (b)
Proceeds from shares issued	$248	$20	$—	$—
Distributions reinvested	11	—	—	—
Cost of shares redeemed	(13)	—	—	—

Change in net assets resulting from Class R3 capital transactions	$246	$20	$—	$—

Class R4 (b)
Proceeds from shares issued	$— (c)	$20	$—	$—
Distributions reinvested	1	—	—	—

Change in net assets resulting from Class R4 capital transactions	$1	$20	$—	$—

Class R5
Proceeds from shares issued	$9,111	$17,853	$3,656	$831
Distributions reinvested	4,273	—	317	95
Cost of shares redeemed	(9,738)	(23,614)	(229)	(2,320)

Change in net assets resulting from Class R5 capital transactions	$3,646	$(5,761)	$3,744	$(1,394)

Class R6
Proceeds from shares issued	$893,983	$161,959	$534,283	$173,778
Distributions reinvested	165,238	—	126,386	52,511
Cost of shares redeemed	(303,213)	(386,277)	(118,569)	(166,173)

Change in net assets resulting from Class R6 capital transactions	$756,008	$(224,318)	$542,100	$60,116

Total change in net assets resulting from capital transactions	$235,860	$(291,788)	$120,360	$120,141

(a)	Commencement of offering of class of shares effective July 31, 2017 for Growth Advantage Fund.
(b)	Commencement of offering of class of shares effective May 31, 2017 for Growth Advantage Fund.
(c)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	9,224	23,931	645	2,680
Reinvested	3,464	—	435	244
Redeemed	(12,967)	(51,511)	(869)	(2,942)

Change in Class A Shares	(279)	(27,580)	211	(18)

Class C
Issued	3,908	7,911	28	164
Reinvested	1,603	—	35	22
Redeemed	(6,619)	(16,036)	(106)	(302)

Change in Class C Shares	(1,108)	(8,125)	(43)	(116)

Class I
Issued	17,170	55,638	1,010	6,309
Reinvested	2,400	—	396	436
Redeemed	(45,738)	(26,275)	(10,129)	(5,239)

Change in Class I Shares	(26,168)	29,363	(8,723)	1,506

Class R2 (a)
Issued	1	—	1	2
Reinvested	— (b)	—	— (b)	— (b)
Redeemed	—	—	(5)	(6)

Change in Class R2 Shares	1	—	(4)	(4)

Class R3 (c)
Issued	13	1	—	—
Reinvested	— (b)	—	—	—
Redeemed	— (b)	—	—	—

Change in Class R3 Shares	13	1	—	—

Class R4 (c)
Issued	— (b)	1	—	—
Reinvested	— (b)	—	—	—

Change in Class R4 Shares	— (b)	1	—	—

Class R5
Issued	455	1,062	73	19
Reinvested	209	—	6	2
Redeemed	(482)	(1,434)	(5)	(49)

Change in Class R5 Shares	182	(372)	74	(28)

Class R6
Issued	44,997	9,786	10,700	3,807
Reinvested	8,033	—	2,502	1,169
Redeemed	(15,038)	(23,089)	(2,319)	(3,615)

Change in Class R6 Shares	37,992	(13,303)	10,883	1,361

(a)	Commencement of offering of class of shares effective July 31, 2017 for Growth Advantage Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective May 31, 2017 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$59,100	$98,041	$273,856	$419,157
Distributions reinvested	61,743	434	45,299	131,659
Cost of shares redeemed	(141,617)	(295,300)	(342,168)	(852,023)

Change in net assets resulting from Class A capital transactions	$(20,774)	$(196,825)	$(23,013)	$(301,207)

Class C
Proceeds from shares issued	$5,867	$16,838	$4,480	$23,292
Distributions reinvested	6,179	49	4,180	26,948
Cost of shares redeemed	(24,086)	(38,935)	(220,845)	(180,218)

Change in net assets resulting from Class C capital transactions	$(12,040)	$(22,048)	$(212,185)	$(129,978)

Class I
Proceeds from shares issued	$167,798	$310,137	$325,428	$963,041
Distributions reinvested	61,456	339	70,707	157,140
Cost of shares redeemed	(271,341)	(362,253)	(333,049)	(727,688)

Change in net assets resulting from Class I capital transactions	$(42,087)	$(51,777)	$63,086	$392,493

Class L
Proceeds from shares issued	$—	$—	$966,037	$3,537,449
Distributions reinvested	—	—	306,472	668,445
Cost of shares redeemed	—	—	(1,667,338)	(2,817,548)

Change in net assets resulting from Class L capital transactions	$—	$—	$(394,829)	$1,388,346

Class R2
Proceeds from shares issued	$6,243	$17,018	$7,990	$37,304
Distributions reinvested	2,362	10	1,815	3,910
Cost of shares redeemed	(8,884)	(19,788)	(9,853)	(26,653)

Change in net assets resulting from Class R2 capital transactions	$(279)	$(2,760)	$(48)	$14,561

Class R3 (a)
Proceeds from shares issued	$1,992	$154	$34,667	$19,636
Distributions reinvested	102	— (b)	1,347	1
Cost of shares redeemed	(91)	(12)	(3,298)	(706)

Change in net assets resulting from Class R3 capital transactions	$2,003	$142	$32,716	$18,931

Class R4 (a)
Proceeds from shares issued	$4,346	$122	$12,566	$3,529
Distributions reinvested	242	— (b)	385	1
Cost of shares redeemed	(114)	(2)	(1,916)	(38)

Change in net assets resulting from Class R4 capital transactions	$4,474	$120	$11,035	$3,492

Class R5 (c)
Proceeds from shares issued	$29,406	$40,930	$64,135	$30,405
Distributions reinvested	15,915	91	2,165	1
Cost of shares redeemed	(22,932)	(60,912)	(10,462)	(421)

Change in net assets resulting from Class R5 capital transactions	$22,389	$(19,891)	$55,838	$29,985

Class R6 (c)
Proceeds from shares issued	$342,336	$197,543	$509,174	$292,949
Distributions reinvested	63,657	274	18,936	2,917
Cost of shares redeemed	(97,148)	(190,127)	(70,568)	(19,631)

Change in net assets resulting from Class R6 capital transactions	$308,845	$7,690	$457,542	$276,235

Total change in net assets resulting from capital transactions	$262,531	$(285,349)	$(9,858)	$1,692,858

(a)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	2,003	3,890	7,078	11,445
Reinvested	2,145	18	1,153	3,648
Redeemed	(4,879)	(11,718)	(8,865)	(23,250)

Change in Class A Shares	(731)	(7,810)	(634)	(8,157)

Class C
Issued	249	818	120	663
Reinvested	271	3	111	778
Redeemed	(1,006)	(1,896)	(5,951)	(5,080)

Change in Class C Shares	(486)	(1,075)	(5,720)	(3,639)

Class I
Issued	5,081	10,786	8,350	26,028
Reinvested	1,861	12	1,778	4,300
Redeemed	(8,228)	(12,803)	(8,515)	(19,566)

Change in Class I Shares	(1,286)	(2,005)	1,613	10,762

Class L
Issued	—	—	24,445	94,419
Reinvested	—	—	7,611	18,060
Redeemed	—	—	(42,192)	(75,042)

Change in Class L Shares	—	—	(10,136)	37,437

Class R2
Issued	196	629	216	1,050
Reinvested	75	— (a)	48	113
Redeemed	(279)	(729)	(266)	(754)

Change in Class R2 Shares	(8)	(100)	(2)	409

Class R3 (b)
Issued	60	5	898	530
Reinvested	3	— (a)	34	— (a)
Redeemed	(3)	— (a)	(86)	(19)

Change in Class R3 Shares	60	5	846	511

Class R4 (b)
Issued	125	4	320	94
Reinvested	7	— (a)	10	— (a)
Redeemed	(3)	— (a)	(48)	(1)

Change in Class R4 Shares	129	4	282	93

Class R5 (c)
Issued	865	1,404	1,630	795
Reinvested	477	3	54	— (a)
Redeemed	(678)	(2,103)	(266)	(11)

Change in Class R5 Shares	664	(696)	1,418	784

Class R6 (c)
Issued	10,160	6,766	12,903	7,706
Reinvested	1,899	10	470	79
Redeemed	(2,858)	(6,595)	(1,771)	(515)

Change in Class R6 Shares	9,201	181	11,602	7,270

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,422	$1,341	$194,487	$526,758
Distributions reinvested	—	—	25,163	16,190
Cost of shares redeemed	(908)	(2,701)	(222,194)	(1,438,824)

Change in net assets resulting from Class A capital transactions	$1,514	$(1,360)	$(2,544)	$(895,876)

Class C
Proceeds from shares issued	$21	$57	$29,782	$124,351
Distributions reinvested	—	—	7,029	3,544
Cost of shares redeemed	(2,636)	(2,962)	(162,413)	(223,429)

Change in net assets resulting from Class C capital transactions	$(2,615)	$(2,905)	$(125,602)	$(95,534)

Class I
Proceeds from shares issued	$348	$1,846	$437,854	$1,247,895
Distributions reinvested	—	—	44,769	12,528
Cost of shares redeemed	(4,465)	(63,728)	(302,400)	(728,849)

Change in net assets resulting from Class I capital transactions	$(4,117)	$(61,882)	$180,223	$531,574

Class L
Proceeds from shares issued	$—	$—	$589,635	$1,631,959
Distributions reinvested	—	—	85,647	45,687
Cost of shares redeemed	—	—	(504,981)	(3,876,760)
Redemptions in-kind (See Note 7)	—	—	—	(644,712)

Change in net assets resulting from Class L capital transactions	$—	$—	$170,301	$(2,843,826)

Class R2 (a)
Proceeds from shares issued	$—	$—	$26	$—
Distributions reinvested	—	—	— (b)	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$26	$—

Class R3 (c)
Proceeds from shares issued	$—	$—	$466	$393
Distributions reinvested	—	—	14	— (b)
Cost of shares redeemed	—	—	(51)	(15)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$429	$378

Class R4 (c)
Proceeds from shares issued	$—	$—	$3,959	$31
Distributions reinvested	—	—	43	— (b)
Cost of shares redeemed	—	—	(2,097)	— (b)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$1,905	$31

Class R5 (c)
Proceeds from shares issued	$—	$—	$4,874	$415
Distributions reinvested	—	—	115	— (b)
Cost of shares redeemed	—	—	(402)	— (b)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$4,587	$415

Class R6 (c)
Proceeds from shares issued	$—	$—	$233,832	$2,989,115
Distributions reinvested	—	—	77,658	44,017
Cost of shares redeemed	—	—	(139,985)	(353,991)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$171,505	$2,679,141

Total change in net assets resulting from capital transactions	$(5,218)	$(66,147)	$400,830	$(623,697)

(a)	Commencement of offering of class of shares effective July 31, 2017 for Value Advantage Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	235	133	5,652	16,726
Reinvested	—	—	704	497
Redeemed	(89)	(270)	(6,468)	(45,710)

Change in Class A Shares	146	(137)	(112)	(28,487)

Class C
Issued	2	6	870	3,919
Reinvested	—	—	198	109
Redeemed	(274)	(315)	(4,750)	(7,093)

Change in Class C Shares	(272)	(309)	(3,682)	(3,065)

Class I
Issued	33	180	12,692	38,266
Reinvested	—	—	1,245	383
Redeemed	(428)	(6,171)	(8,680)	(23,245)

Change in Class I Shares	(395)	(5,991)	5,257	15,404

Class L
Issued	—	—	17,022	51,361
Reinvested	—	—	2,380	1,397
Redeemed	—	—	(14,364)	(129,686)
Redemptions in-kind (See Note 7)	—	—	—	(19,228)

Change in Class L Shares	—	—	5,038	(96,156)

Class R2 (a)
Issued	—	—	1	—
Reinvested	—	—	— (b)	—

Change in Class R2 Shares	—	—	1	—

Class R3 (c)
Issued	—	—	13	12
Reinvested	—	—	1	— (b)
Redeemed	—	—	(2)	— (b)

Change in Class R3 Shares	—	—	12	12

Class R4 (c)
Issued	—	—	113	1
Reinvested	—	—	1	— (b)
Redeemed	—	—	(60)	—

Change in Class R4 Shares	—	—	54	1

Class R5 (c)
Issued	—	—	143	12
Reinvested	—	—	3	— (b)
Redeemed	—	—	(11)	— (b)

Change in Class R5 Shares	—	—	135	12

Class R6 (c)
Issued	—	—	6,676	100,995
Reinvested	—	—	2,160	1,347
Redeemed	—	—	(3,944)	(11,008)

Change in Class R6 Shares	—	—	4,892	91,334

(a)	Commencement of offering of class of shares effective July 31, 2017 for Value Advantage Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$17.95	$(0.06)		$2.62	$2.56	$—	$(0.84)	$(0.84)
Year Ended June 30, 2017	14.42	(0.09)		3.62	3.53	—	—	—
Year Ended June 30, 2016	15.74	(0.08)		(0.71)	(0.79)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.24	(0.10)		2.17	2.07	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.43	(0.07)		3.52	3.45	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.49	0.01	(f)	1.97	1.98	(0.01)	(0.03)	(0.04)

Class C
Six Months Ended December 31, 2017 (Unaudited)	15.99	(0.10)		2.34	2.24	—	(0.84)	(0.84)
Year Ended June 30, 2017	12.91	(0.15)		3.23	3.08	—	—	—
Year Ended June 30, 2016	14.22	(0.14)		(0.64)	(0.78)	—	(0.53)	(0.53)
Year Ended June 30, 2015	12.98	(0.15)		1.96	1.81	—	(0.57)	(0.57)
Year Ended June 30, 2014	10.51	(0.12)		3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(f)	1.81	1.77	—	(0.03)	(0.03)

Class I
Six Months Ended December 31, 2017 (Unaudited)	18.40	(0.04)		2.70	2.66	—	(0.84)	(0.84)
Year Ended June 30, 2017	14.75	(0.05)		3.70	3.65	—	—	—
Year Ended June 30, 2016	16.06	(0.06)		(0.72)	(0.78)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.50	(0.07)		2.20	2.13	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.60	(0.04)		3.58	3.54	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(f)	1.98	2.02	(0.02)	(0.03)	(0.05)

Class R2
July 31, 2017 (g) through December 31, 2017 (Unaudited)	18.47	(0.07)		2.09	2.02	—	(0.84)	(0.84)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	17.96	(0.05)		2.61	2.56	—	(0.84)	(0.84)
May 31, 2017 (g) through June 30, 2017	17.85	(0.01)		0.12	0.11	—	—	—

Class R4
Six Months Ended December 31, 2017 (Unaudited)	18.40	(0.04)		2.69	2.65	—	(0.84)	(0.84)
May 31, 2017 (g) through June 30, 2017	18.29	—	(h)	0.11	0.11	—	—	—

Class R5
Six Months Ended December 31, 2017 (Unaudited)	18.69	(0.02)		2.73	2.71	—	(0.84)	(0.84)
Year Ended June 30, 2017	14.96	(0.03)		3.76	3.73	—	—	—
Year Ended June 30, 2016	16.25	(0.03)		(0.73)	(0.76)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.63	(0.04)		2.23	2.19	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.68	(0.02)		3.61	3.59	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(f)	2.01	2.07	(0.05)	(0.03)	(0.08)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	18.76	(0.01)		2.74	2.73	—	(0.84)	(0.84)
Year Ended June 30, 2017	15.00	(0.01)		3.77	3.76	—	—	—
Year Ended June 30, 2016	16.27	(0.01)		(0.73)	(0.74)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.64	(0.03)		2.23	2.20	—	(0.57)	(0.57)
December 23, 2013 (g) through June 30, 2014	13.86	(0.01)		0.79	0.78	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $0.01 and $0.03 for Class A, Class C, Class I and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, 0.09% and 0.27% for Class A, Class C, Class I and Class R5 Shares, respectively.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$19.67	14.25%	$1,693,319	1.20%	(0.64)%		1.25%	11%
17.95	24.48	1,550,092	1.24	(0.56)		1.32	34
14.42	(5.07)	1,643,136	1.25	(0.55)		1.35	46
15.74	14.99	1,174,260	1.24	(0.65)		1.35	46
14.24	30.69	717,564	1.24	(0.51)		1.31	62
11.43	20.95	276,670	1.24	0.11	(f)	1.28	76

17.39	14.00	639,685	1.70	(1.14)		1.75	11
15.99	23.86	605,999	1.74	(1.06)		1.82	34
12.91	(5.55)	594,190	1.75	(1.04)		1.85	46
14.22	14.43	321,500	1.74	(1.14)		1.84	46
12.98	30.12	144,229	1.74	(1.01)		1.81	62
10.51	20.27	42,655	1.74	(0.38	)(f)	1.78	76

20.22	14.45	1,329,706	0.95	(0.38)		1.00	11
18.40	24.75	1,691,899	1.00	(0.31)		1.04	34
14.75	(4.91)	922,981	1.08	(0.41)		1.09	46
16.06	15.14	1,219,501	1.09	(0.48)		1.09	46
14.50	31.03	975,175	1.05	(0.30)		1.06	62
11.60	21.14	842,783	1.03	0.37	(f)	1.03	76

19.65	10.93	24	1.45	(0.81)		1.50	11

19.68	14.24	275	1.19	(0.54)		1.25	11
17.96	0.62	20	1.25	(0.55)		1.25	34

20.21	14.39	23	0.95	(0.39)		1.00	11
18.40	0.60	20	0.99	(0.29)		1.00	34

20.56	14.49	109,303	0.80	(0.24)		0.85	11
18.69	24.93	95,952	0.85	(0.17)		0.88	34
14.96	(4.72)	82,358	0.89	(0.20)		0.90	46
16.25	15.42	58,686	0.86	(0.25)		0.87	46
14.63	31.25	1,453,864	0.85	(0.11)		0.86	62
11.68	21.49	835,233	0.83	0.55	(f)	0.84	76

20.65	14.54	4,256,403	0.70	(0.14)		0.75	11
18.76	25.07	3,153,928	0.74	(0.06)		0.75	34
15.00	(4.59)	2,720,935	0.76	(0.07)		0.76	46
16.27	15.48	2,414,333	0.76	(0.17)		0.77	46
14.64	5.63	271,958	0.80	(0.15)		0.82	62

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$48.53	$(0.02)		$4.50	$4.48	$—	$(2.85)	$(2.85)
Year Ended June 30, 2017	42.95	(0.02)		7.02	7.00	(0.05)	(1.37)	(1.42)
Year Ended June 30, 2016	47.12	(0.01)		(2.02)	(2.03)	(0.03)	(2.11)	(2.14)
Year Ended June 30, 2015	44.91	(0.03)		4.32	4.29	(0.02)	(2.06)	(2.08)
Year Ended June 30, 2014	38.10	(0.04)		10.25	10.21	(0.02)	(3.38)	(3.40)
Year Ended June 30, 2013	30.97	0.10	(f)	7.36	7.46	(0.07)	(0.26)	(0.33)

Class C
Six Months Ended December 31, 2017 (Unaudited)	47.05	(0.14)		4.36	4.22	—	(2.85)	(2.85)
Year Ended June 30, 2017	41.85	(0.25)		6.82	6.57	—	(1.37)	(1.37)
Year Ended June 30, 2016	46.16	(0.23)		(1.97)	(2.20)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.21	(0.25)		4.23	3.98	—	(2.03)	(2.03)
Year Ended June 30, 2014	37.71	(0.24)		10.12	9.88	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(f)	7.29	7.22	— (g)	(0.26)	(0.26)

Class I
Six Months Ended December 31, 2017 (Unaudited)	49.13	0.06		4.56	4.62	(0.07)	(2.85)	(2.92)
Year Ended June 30, 2017	43.41	0.14		7.09	7.23	(0.14)	(1.37)	(1.51)
Year Ended June 30, 2016	47.47	0.11		(1.99)	(1.88)	(0.07)	(2.11)	(2.18)
Year Ended June 30, 2015	45.15	0.13		4.34	4.47	(0.09)	(2.06)	(2.15)
Year Ended June 30, 2014	38.22	0.11		10.30	10.41	(0.10)	(3.38)	(3.48)
Year Ended June 30, 2013	31.05	0.20	(f)	7.40	7.60	(0.17)	(0.26)	(0.43)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	48.21	(0.09)		4.47	4.38	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.75	(0.14)		6.98	6.84	(0.01)	(1.37)	(1.38)
Year Ended June 30, 2016	46.98	(0.13)		(1.99)	(2.12)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.87	(0.14)		4.30	4.16	—	(2.05)	(2.05)
March 14, 2014 (h) through June 30, 2014	42.92	(0.05)		2.01	1.96	(0.01)	—	(0.01)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	49.17	0.12		4.53	4.65	(0.15)	(2.85)	(3.00)
Year Ended June 30, 2017	43.43	0.18		7.11	7.29	(0.18)	(1.37)	(1.55)
Year Ended June 30, 2016	47.49	0.18		(2.03)	(1.85)	(0.10)	(2.11)	(2.21)
Year Ended June 30, 2015	45.15	0.20		4.33	4.53	(0.13)	(2.06)	(2.19)
March 14, 2014 (h) through June 30, 2014	43.14	0.04		2.02	2.06	(0.05)	—	(0.05)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	49.18	0.12		4.55	4.67	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2017	43.44	0.21		7.09	7.30	(0.19)	(1.37)	(1.56)
Year Ended June 30, 2016	47.49	0.20		(2.02)	(1.82)	(0.12)	(2.11)	(2.23)
Year Ended June 30, 2015	45.15	0.20		4.34	4.54	(0.14)	(2.06)	(2.20)
March 14, 2014 (h) through June 30, 2014	43.14	0.04		2.02	2.06	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Class I Shares, respectively.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$50.16	9.30%	$401,373	1.21%	(0.06)%		1.26%	14%
48.53	16.61	378,055	1.24	(0.05)		1.37	38
42.95	(4.17)	335,424	1.25	(0.03)		1.43	39
47.12	9.99	232,320	1.24	(0.06)		1.44	41
44.91	27.96	156,016	1.24	(0.08)		1.41	47
38.10	24.23	21,171	1.24	0.27	(f)	1.49	67

48.42	9.03	29,401	1.71	(0.57)		1.76	14
47.05	16.01	30,596	1.74	(0.56)		1.92	38
41.85	(4.64)	32,045	1.75	(0.54)		1.96	39
46.16	9.44	25,597	1.74	(0.56)		1.91	41
44.21	27.34	20,018	1.74	(0.57)		1.93	47
37.71	23.60	6,136	1.74	(0.21	)(f)	2.00	67

50.83	9.47	361,931	0.89	0.22		1.01	14
49.13	17.01	778,378	0.89	0.30		1.08	38
43.41	(3.81)	622,440	0.90	0.25		1.20	39
47.47	10.35	1,773,929	0.89	0.29		1.16	41
45.15	28.45	1,773,321	0.89	0.27		1.18	47
38.22	24.64	932,920	0.89	0.57	(f)	1.23	67

49.74	9.15	411	1.46	(0.37)		1.58	14
48.21	16.30	600	1.49	(0.31)		1.69	38
42.75	(4.38)	688	1.50	(0.30)		1.81	39
46.98	9.71	823	1.49	(0.31)		1.69	41
44.87	4.56	688	1.47	(0.41)		1.60	47

50.82	9.53	5,659	0.77	0.46		0.86	14
49.17	17.14	1,804	0.79	0.40		0.87	38
43.43	(3.73)	2,840	0.80	0.42		0.91	39
47.49	10.49	1,636	0.79	0.43		0.88	41
45.15	4.77	91	0.78	0.27		0.91	47

50.83	9.57	2,226,800	0.70	0.45		0.76	14
49.18	17.18	1,619,045	0.74	0.45		0.75	38
43.44	(3.66)	1,370,912	0.74	0.46		0.77	39
47.49	10.53	1,268,988	0.74	0.45		0.80	41
45.15	4.78	823,036	0.73	0.34		0.86	47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$27.99	$(0.10)		$3.38	$3.28	$(2.14)
Year Ended June 30, 2017	23.43	(0.14)		4.71	4.57	(0.01)
Year Ended June 30, 2016	27.71	(0.15)		(2.67)	(2.82)	(1.46)
Year Ended June 30, 2015	27.49	(0.18)		3.19	3.01	(2.79)
Year Ended June 30, 2014	22.99	(0.13	)(f)	7.42	7.29	(2.79)
Year Ended June 30, 2013	19.52	(0.04	)(g)	4.50	4.46	(0.99)

Class C
Six Months Ended December 31, 2017 (Unaudited)	22.64	(0.14)		2.72	2.58	(2.14)
Year Ended June 30, 2017	19.05	(0.22)		3.82	3.60	(0.01)
Year Ended June 30, 2016	22.93	(0.22)		(2.20)	(2.42)	(1.46)
Year Ended June 30, 2015	23.35	(0.26)		2.63	2.37	(2.79)
Year Ended June 30, 2014	19.97	(0.22	)(f)	6.39	6.17	(2.79)
Year Ended June 30, 2013	17.17	(0.12	)(g)	3.91	3.79	(0.99)

Class I
Six Months Ended December 31, 2017 (Unaudited)	31.79	(0.06)		3.84	3.78	(2.14)
Year Ended June 30, 2017	26.52	(0.07)		5.35	5.28	(0.01)
Year Ended June 30, 2016	31.06	(0.09)		(2.99)	(3.08)	(1.46)
Year Ended June 30, 2015	30.39	(0.11)		3.57	3.46	(2.79)
Year Ended June 30, 2014	25.08	(0.06	)(f)	8.16	8.10	(2.79)
Year Ended June 30, 2013	21.15	0.03	(g)	4.89	4.92	(0.99)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	30.31	(0.14)		3.65	3.51	(2.14)
Year Ended June 30, 2017	25.41	(0.21)		5.12	4.91	(0.01)
Year Ended June 30, 2016	29.96	(0.18)		(2.91)	(3.09)	(1.46)
Year Ended June 30, 2015	29.54	(0.24)		3.45	3.21	(2.79)
Year Ended June 30, 2014	24.56	(0.20	)(f)	7.97	7.77	(2.79)
Year Ended June 30, 2013	20.83	(0.07	)(g)	4.79	4.72	(0.99)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	31.71	(0.11)		3.82	3.71	(2.14)
September 9, 2016 (h) through June 30, 2017	27.06	(0.13)		4.79	4.66	(0.01)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	31.77	(0.06)		3.83	3.77	(2.14)
September 9, 2016 (h) through June 30, 2017	27.06	(0.06)		4.78	4.72	(0.01)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	32.09	(0.03)		3.87	3.84	(2.14)
Year Ended June 30, 2017	26.74	(0.03)		5.39	5.36	(0.01)
Year Ended June 30, 2016	31.26	(0.03)		(3.03)	(3.06)	(1.46)
Year Ended June 30, 2015	30.52	(0.07)		3.60	3.53	(2.79)
Year Ended June 30, 2014	25.15	(0.02	)(f)	8.18	8.16	(2.79)
Year Ended June 30, 2013	21.18	0.06	(g)	4.90	4.96	(0.99)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	32.20	(0.02)		3.88	3.86	(2.14)
Year Ended June 30, 2017	26.82	(0.02)		5.41	5.39	(0.01)
Year Ended June 30, 2016	31.33	(0.02)		(3.03)	(3.05)	(1.46)
Year Ended June 30, 2015	30.57	(0.06)		3.61	3.55	(2.79)
Year Ended June 30, 2014	25.17	—	(f)(i)	8.19	8.19	(2.79)
Year Ended June 30, 2013	21.19	0.08	(g)	4.89	4.97	(0.99)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income(loss) per share would have been $(0.14), $(0.23), $(0.06), $(0.20), $(0.02) and $(0.01) and for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.22)%, (0.73)%, (0.08)%, (0.03)% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$29.13	11.82%	$931,185	1.23%	(0.65)%		1.29%	23%
27.99	19.52	915,226	1.23	(0.56)		1.36	41
23.43	(10.29)	949,148	1.24	(0.59)		1.40	56
27.71	12.37	984,262	1.23	(0.68)		1.35	57
27.49	33.44	765,310	1.24	(0.51	)(f)	1.37	69
22.99	23.70	586,787	1.23	(0.17	)(g)	1.45	70

23.08	11.52	81,203	1.73	(1.15)		1.77	23
22.64	18.92	90,640	1.73	(1.06)		1.85	41
19.05	(10.70)	96,729	1.74	(1.08)		1.90	56
22.93	11.78	75,494	1.73	(1.19)		1.86	57
23.35	32.85	41,047	1.73	(1.01	)(f)	1.86	69
19.97	23.03	23,745	1.73	(0.67	)(g)	1.95	70

33.43	11.98	1,061,416	0.92	(0.33)		1.01	23
31.79	19.92	1,050,151	0.92	(0.25)		1.08	41
26.52	(10.01)	929,489	0.93	(0.31)		1.13	56
31.06	12.68	1,562,284	0.92	(0.37)		1.12	57
30.39	33.91	1,254,748	0.93	(0.20	)(f)	1.12	69
25.08	24.06	894,740	0.93	0.14	(g)	1.20	70

31.68	11.68	36,591	1.48	(0.90)		1.56	23
30.31	19.34	35,242	1.42	(0.74)		1.69	41
25.41	(10.42)	32,092	1.40	(0.71)		1.71	56
29.96	12.18	9,868	1.39	(0.85)		1.64	57
29.54	33.25	1,852	1.40	(0.71	)(f)	1.59	69
24.56	23.46	320	1.39	(0.32	)(g)	1.71	70

33.28	11.79	2,153	1.23	(0.62)		1.30	23
31.71	17.24	152	1.23	(0.54)		1.42	41

33.40	11.96	4,463	0.98	(0.38)		1.05	23
31.77	17.46	129	0.98	(0.23)		1.10	41

33.79	12.06	282,628	0.78	(0.19)		0.86	23
32.09	20.06	247,068	0.78	(0.10)		0.89	41
26.74	(9.87)	224,498	0.79	(0.13)		0.91	56
31.26	12.87	164,713	0.78	(0.25)		0.87	57
30.52	34.06	27,454	0.79	(0.06	)(f)	0.92	69
25.15	24.22	17,848	0.79	0.28	(g)	1.00	70

33.92	12.08	1,102,019	0.73	(0.15)		0.76	23
32.20	20.11	749,670	0.73	(0.06)		0.76	41
26.82	(9.82)	619,527	0.73	(0.06)		0.77	56
31.33	12.92	265,905	0.73	(0.19)		0.78	57
30.57	34.16	86,150	0.74	(0.01	)(f)	0.86	69
25.17	24.26	47,434	0.74	0.34	(g)	0.98	70

(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.02), $(0.13), $0.01 and $0.02 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.92)%, (0.10)%, (0.57)%, 0.04% and 0.09% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$37.80	$0.09		$2.42	$2.51	$(0.18)	$(0.72)	$(0.90)
Year Ended June 30, 2017	35.41	0.17		4.60	4.77	(0.14)	(2.24)	(2.38)
Year Ended June 30, 2016	36.98	0.19		0.33	0.52	(0.14)	(1.95)	(2.09)
Year Ended June 30, 2015	37.25	0.20		2.52	2.72	(0.20)	(2.79)	(2.99)
Year Ended June 30, 2014	31.68	0.15	(f)	7.02	7.17	(0.15)	(1.45)	(1.60)
Year Ended June 30, 2013	25.80	0.19	(g)	6.20	6.39	(0.29)	(0.22)	(0.51)

Class C
Six Months Ended December 31, 2017 (Unaudited)	36.35	(0.02)		2.32	2.30	—	(0.72)	(0.72)
Year Ended June 30, 2017	34.17	(0.02)		4.44	4.42	—	(2.24)	(2.24)
Year Ended June 30, 2016	35.79	0.01		0.32	0.33	—	(1.95)	(1.95)
Year Ended June 30, 2015	36.19	0.01		2.44	2.45	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(f)	6.83	6.80	— (h)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(g)	6.03	6.08	(0.16)	(0.22)	(0.38)

Class I
Six Months Ended December 31, 2017 (Unaudited)	38.24	0.14		2.44	2.58	(0.28)	(0.72)	(1.00)
Year Ended June 30, 2017	35.79	0.27		4.66	4.93	(0.24)	(2.24)	(2.48)
Year Ended June 30, 2016	37.36	0.28		0.33	0.61	(0.23)	(1.95)	(2.18)
Year Ended June 30, 2015	37.61	0.28		2.55	2.83	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(f)	7.10	7.33	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(g)	6.24	6.51	(0.35)	(0.22)	(0.57)

Class L
Six Months Ended December 31, 2017 (Unaudited)	38.70	0.19		2.48	2.67	(0.37)	(0.72)	(1.09)
Year Ended June 30, 2017	36.19	0.36		4.71	5.07	(0.32)	(2.24)	(2.56)
Year Ended June 30, 2016	37.76	0.37		0.33	0.70	(0.32)	(1.95)	(2.27)
Year Ended June 30, 2015	37.99	0.40		2.56	2.96	(0.40)	(2.79)	(3.19)
Year Ended June 30, 2014	32.26	0.32	(f)	7.17	7.49	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(g)	6.31	6.65	(0.41)	(0.22)	(0.63)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	36.33	0.04		2.32	2.36	(0.12)	(0.72)	(0.84)
Year Ended June 30, 2017	34.14	0.07		4.43	4.50	(0.07)	(2.24)	(2.31)
Year Ended June 30, 2016	35.73	0.10		0.32	0.42	(0.06)	(1.95)	(2.01)
Year Ended June 30, 2015	36.14	0.10		2.43	2.53	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(f)	6.82	6.88	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(g)	6.03	6.15	(0.30)	(0.22)	(0.52)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	37.67	0.10		2.39	2.49	(0.30)	(0.72)	(1.02)
September 9, 2016 (i) through June 30, 2017	35.78	0.26		4.15	4.41	(0.28)	(2.24)	(2.52)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	38.16	0.16		2.42	2.58	(0.34)	(0.72)	(1.06)
September 9, 2016 (i) through June 30, 2017	36.18	0.38		4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	38.67	0.19		2.45	2.64	(0.35)	(0.72)	(1.07)
September 9, 2016 (i) through June 30, 2017	36.60	0.36		4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	38.69	0.21		2.45	2.66	(0.37)	(0.72)	(1.09)
September 9, 2016 (i) through June 30, 2017	36.60	0.32		4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$39.41	6.66%	$2,215,850	1.23%	0.47%		1.25%	6%
37.80	13.83	2,149,689	1.23	0.45		1.36	23
35.41	1.85	2,302,567	1.24	0.54		1.41	20
36.98	7.68	2,623,772	1.23	0.53		1.38	18
37.25	23.25	3,404,974	1.23	0.42	(f)	1.37	25
31.68	25.06	3,157,503	1.23	0.67	(g)	1.38	23

37.93	6.35	255,149	1.74	(0.12)		1.75	6
36.35	13.27	452,351	1.74	(0.06)		1.80	23
34.17	1.35	549,619	1.75	0.03		1.83	20
35.79	7.12	595,385	1.74	0.03		1.84	18
36.19	22.63	608,283	1.74	(0.09	)(f)	1.87	25
30.84	24.43	534,813	1.74	0.16	(g)	1.88	23

39.82	6.76	3,087,279	0.98	0.72		1.00	6
38.24	14.15	2,902,646	0.98	0.72		1.07	23
35.79	2.11	2,332,160	0.99	0.80		1.11	20
37.36	7.92	2,347,703	0.98	0.75		1.10	18
37.61	23.59	2,967,759	0.98	0.67	(f)	1.12	25
31.95	25.35	2,870,752	0.98	0.92	(g)	1.13	23

40.28	6.92	12,578,641	0.74	0.96		0.85	6
38.70	14.39	12,478,637	0.74	0.96		0.91	23
36.19	2.35	10,313,629	0.75	1.04		0.94	20
37.76	8.19	10,320,516	0.74	1.05		0.94	18
37.99	23.88	8,581,992	0.74	0.92	(f)	0.97	25
32.26	25.68	6,627,529	0.74	1.16	(g)	0.98	23

37.85	6.52	88,752	1.49	0.21		1.51	6
36.33	13.53	85,287	1.49	0.21		1.65	23
34.14	1.61	66,167	1.50	0.29		1.75	20
35.73	7.38	71,697	1.49	0.28		1.71	18
36.14	22.94	71,958	1.49	0.17	(f)	1.62	25
30.81	24.71	57,003	1.49	0.43	(g)	1.63	23

39.14	6.63	53,094	1.24	0.51		1.25	6
37.67	12.70	19,262	1.24	0.87		1.35	23

39.68	6.78	14,884	0.99	0.81		1.00	6
38.16	12.89	3,537	0.99	1.26		1.10	23

40.24	6.85	88,600	0.84	0.97		0.85	6
38.67	13.06	30,334	0.84	1.18		1.02	23

40.26	6.90	759,806	0.74	1.08		0.75	6
38.69	13.13	281,269	0.74	1.05		0.75	23

(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $0.23, $0.32 and $0.05 for Class A, Class C, Class I, Class L and Class R2 Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, 0.66%, 0.90% and 0.16% for Class A, Class C, Class I, Class L and Class R2 Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.01, $0.23, $0.31 and $0.09 for Class A, Class C, Class I, Class L and Class R2 Shares, respectively and the net investment income (loss) ratio would have been 0.55%, 0.04%, 0.80%, 1.04% and 0.31% for Class A, Class C, Class I, Class L and Class R2 Shares, respectively.
(h)	Amount rounds to less than $0.005.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations

	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$9.97	$(0.01)		$0.40	$0.39
Year Ended June 30, 2017	9.90	(0.08)		0.15	0.07
Year Ended June 30, 2016	9.87	(0.10)		0.13	0.03
Year Ended June 30, 2015	9.91	(0.11)		0.07	(0.04)
Year Ended June 30, 2014	9.79	(0.13)		0.25	0.12
Year Ended June 30, 2013	9.69	(0.11	)(g)	0.21	0.10

Class C
Six Months Ended December 31, 2017 (Unaudited)	9.31	(0.05)		0.39	0.34
Year Ended June 30, 2017	9.29	(0.12)		0.14	0.02
Year Ended June 30, 2016	9.31	(0.14)		0.12	(0.02)
Year Ended June 30, 2015	9.40	(0.15)		0.06	(0.09)
Year Ended June 30, 2014	9.33	(0.17)		0.24	0.07
Year Ended June 30, 2013	9.30	(0.17	)(g)	0.20	0.03

Class I
Six Months Ended December 31, 2017 (Unaudited)	10.23	—	(h)	0.41	0.41
Year Ended June 30, 2017	10.13	(0.06)		0.16	0.10
Year Ended June 30, 2016	10.07	(0.08)		0.14	0.06
Year Ended June 30, 2015	10.09	(0.09)		0.07	(0.02)
Year Ended June 30, 2014	9.94	(0.11)		0.26	0.15
Year Ended June 30, 2013	9.82	(0.09	)(g)	0.21	0.12

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(f)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.23% and 1.60% for the six months ended December 31, 2017, 1.23% and 1.60% for the year ended June 30, 2017, 1.27% and 1.69% for the year ended June 30, 2016, 1.48% and 1.95% for the year ended June 30, 2015, 1.49% and 1.91% for the year ended June 30, 2014 and 1.48% and 1.88% for the year ended June 30, 2013; for Class C are 1.73% and 2.06% for the six months ended December 31, 2017, 1.73% and 2.10% for the year ended June 30, 2017, 1.77% and 2.20% for the year ended June 30, 2016, 1.98% and 2.45% for the year ended June 30, 2015, 1.99% and 2.40% for the year ended June 30, 2014 and 2.15% and 2.38% for the year ended June 30, 2013; for Class I are 0.97% and 1.30% for the six months ended December 31, 2017, 0.97% and 1.24% for the year ended June 30, 2017, 1.03% and 1.30% for the year ended June 30, 2016, 1.23% and 1.64% for the year ended June 30, 2015, 1.23% and 1.65% for the year ended June 30, 2014, 1.23% and 1.63% for the year ended June 30, 2013, respectively.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13), $(0.19) and $(0.11) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%, (2.06)% and (1.16)% for Class A, Class C and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (c)	Portfolio turnover rate (including short sales) (c)

$10.36	3.91%	$7,011	2.59%	(0.22)%		2.96%	44%	101%
9.97	0.71	5,295	2.38	(0.78)		2.75	78	229
9.90	0.30	6,608	2.52	(0.97)		2.94	111	258
9.87	(0.40)	6,273	2.68	(1.14)		3.15	74	204
9.91	1.23	10,301	2.78	(1.36)		3.20	106	227
9.79	1.03	14,101	3.04	(1.13	)(g)	3.44	94	251

9.65	3.65	780	3.09	(1.09)		3.42	44	101
9.31	0.22	3,286	2.88	(1.31)		3.25	78	229
9.29	(0.21)	6,147	3.02	(1.47)		3.45	111	258
9.31	(0.96)	6,760	3.18	(1.62)		3.65	74	204
9.40	0.75	8,602	3.28	(1.85)		3.70	106	227
9.33	0.32	11,181	3.69	(1.81	)(g)	3.92	94	251

10.64	4.01	116,264	2.33	(0.06)		2.66	44	101
10.23	0.99	115,804	2.12	(0.54)		2.39	78	229
10.13	0.60	175,348	2.28	(0.74)		2.55	111	258
10.07	(0.20)	277,647	2.43	(0.89)		2.84	74	204
10.09	1.51	431,890	2.52	(1.07)		2.94	106	227
9.94	1.22	317,974	2.78	(0.90	)(g)	3.18	94	251

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$33.40	$0.18	$2.89	$3.07	$(0.28)	$(0.35)	$(0.63)
Year Ended June 30, 2017	28.66	0.27	4.77	5.04	(0.30)	—	(0.30)
Year Ended June 30, 2016	29.84	0.27	(0.99)	(0.72)	(0.17)	(0.29)	(0.46)
Year Ended June 30, 2015	29.15	0.19	1.47	1.66	(0.26)	(0.71)	(0.97)
Year Ended June 30, 2014	24.64	0.34	5.03	5.37	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2013	19.96	0.22	4.75	4.97	(0.20)	(0.09)	(0.29)

Class C
Six Months Ended December 31, 2017 (Unaudited)	33.20	0.09	2.87	2.96	(0.07)	(0.35)	(0.42)
Year Ended June 30, 2017	28.52	0.11	4.74	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2016	29.72	0.14	(0.99)	(0.85)	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2015	29.08	0.04	1.47	1.51	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20	5.02	5.22	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	4.74	4.85	(0.06)	(0.09)	(0.15)

Class I
Six Months Ended December 31, 2017 (Unaudited)	33.62	0.22	2.92	3.14	(0.39)	(0.35)	(0.74)
Year Ended June 30, 2017	28.86	0.35	4.80	5.15	(0.39)	—	(0.39)
Year Ended June 30, 2016	29.99	0.33	(0.98)	(0.65)	(0.19)	(0.29)	(0.48)
Year Ended June 30, 2015	29.27	0.27	1.48	1.75	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42	5.03	5.45	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	4.75	5.03	(0.22)	(0.09)	(0.31)

Class L
Six Months Ended December 31, 2017 (Unaudited)	33.63	0.26	2.92	3.18	(0.45)	(0.35)	(0.80)
Year Ended June 30, 2017	28.86	0.41	4.82	5.23	(0.46)	—	(0.46)
Year Ended June 30, 2016	30.06	0.43	(1.02)	(0.59)	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2015	29.31	0.34	1.50	1.84	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48	5.04	5.52	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	4.75	5.09	(0.25)	(0.09)	(0.34)

Class R2
July 31, 2017 (f) through December 31, 2017 (Unaudited)	34.04	0.11	2.28	2.39	(0.36)	(0.35)	(0.71)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	33.24	0.17	2.89	3.06	(0.39)	(0.35)	(0.74)
September 9, 2016 (f) through June 30, 2017	29.33	0.29	4.06	4.35	(0.44)	—	(0.44)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	33.55	0.26	2.86	3.12	(0.44)	(0.35)	(0.79)
September 9, 2016 (f) through June 30, 2017	29.56	0.27	4.18	4.45	(0.46)	—	(0.46)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	33.59	0.24	2.93	3.17	(0.45)	(0.35)	(0.80)
September 9, 2016 (f) through June 30, 2017	29.57	0.30	4.20	4.50	(0.48)	—	(0.48)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	33.61	0.26	2.92	3.18	(0.46)	(0.35)	(0.81)
September 9, 2016 (f) through June 30, 2017	29.57	0.36	4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$35.84	9.21%	$1,532,975	1.20%	1.01%	1.25%	9%
33.40	17.60	1,432,370	1.24	0.85	1.36	24
28.66	(2.34)	2,045,698	1.24	0.98	1.43	26
29.84	5.78	2,440,061	1.24	0.64	1.41	17
29.15	22.19	1,701,250	1.24	1.26	1.33	36
24.64	25.09	784,359	1.24	0.98	1.33	22

35.74	8.92	672,156	1.70	0.51	1.76	9
33.20	17.02	746,521	1.74	0.34	1.81	24
28.52	(2.82)	728,800	1.74	0.49	1.85	26
29.72	5.26	701,023	1.73	0.14	1.83	17
29.08	21.58	402,880	1.74	0.74	1.83	36
24.61	24.45	212,198	1.74	0.49	1.83	22

36.02	9.35	2,509,432	0.95	1.26	1.00	9
33.62	17.89	2,165,577	0.99	1.09	1.04	24
28.86	(2.10)	1,414,635	0.99	1.16	1.05	26
29.99	6.05	3,095,251	0.99	0.89	1.05	17
29.27	22.49	2,546,808	0.99	1.53	1.08	36
24.72	25.38	1,245,241	0.99	1.23	1.08	22

36.01	9.47	4,082,008	0.74	1.46	0.85	9
33.63	18.17	3,643,327	0.75	1.32	0.87	24
28.86	(1.87)	5,901,818	0.74	1.50	0.88	26
30.06	6.36	5,058,172	0.74	1.15	0.90	17
29.31	22.77	3,042,506	0.74	1.77	0.93	36
24.74	25.73	1,455,125	0.74	1.50	0.93	22

35.72	7.04	27	1.44	0.79	1.51	9

35.56	9.20	861	1.19	0.99	1.29	9
33.24	14.87	385	1.24	1.09	1.36	24

35.88	9.32	1,991	0.89	1.47	1.15	9
33.55	15.10	34	1.00	1.05	1.08	24

35.96	9.43	5,276	0.80	1.39	0.92	9
33.59	15.27	422	0.83	1.14	0.89	24

35.98	9.47	3,462,108	0.70	1.50	0.75	9
33.61	15.35	3,069,390	0.74	1.39	0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (collectively, the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class C, Class I, Class R2*, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class C, and Class I	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2*, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

*	Class R2 Shares commenced operations on July 31, 2017 for Growth Advantage Fund and Value Advantage Fund.

The investment objective of Growth Advantage Fund and Mid Cap Equity Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on December 1, 2016, Class L Shares of the Value Advantage Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

Effective as of the close of business on January 3, 2014, all share classes of the Mid Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$8,036,507	$—	$—	$8,036,507

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,029,390	$—	$—	$3,029,390

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,508,914	$—	$—	$3,508,914

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$19,226,859	$—	$—	$19,226,859

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$123,133	$—	$—	$123,133

Total Liabilities for Securities Sold Short (a)	$(107,849)	$—	$—	$(107,849)

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(9)	$—	$—	$(9)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$12,342,954	$—	$146	$12,343,100

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2017.

B. Short Sales — Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted Cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2017, the Fund had outstanding short sales as listed on the SOI.

C. Futures Contracts — Multi-Cap Market Neutral Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade.

The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2017 (amounts in thousands):

	Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$775	(a)
Average Notional Balance Short	1,673
Ending Notional Balance Long	—
Ending Notional Balance Short	2,325

(a)	For the period July 1, 2017 through July 31, 2017.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2017 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$52	$26		$27	n/a	$—	(a)	$—	(a)	$—	(a)	$2		$14	$121
Mid Cap Equity Fund
Transfer agency fees	9	1		6	n/a	—	(a)	n/a		n/a		—	(a)	7	23
Mid Cap Growth Fund
Transfer agency fees	185	6		17	n/a	12		—	(a)	—	(a)	3		22	245
Mid Cap Value Fund
Transfer agency fees	75	10		22	$375	5		—	(a)	—	(a)	—	(a)	4	491
Multi-Cap Market Neutral Fund
Transfer agency fees	1	—	(a)	1	n/a	n/a		n/a		n/a		n/a		n/a	2
Value Advantage Fund
Transfer agency fees	40	27		19	37	—	(a)	—	(a)	1		2		12	138

(a)	Amount rounds to less than 500.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	0.80
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2017, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Multi-Cap Market Neutral Fund	0.25	0.75	n/a	n/a
Value Advantage Fund	0.25	0.75	0.50	0.25

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2017, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Growth Advantage Fund	$177		$1
Mid Cap Equity Fund	57		—	(a)
Mid Cap Growth Fund	27		—	(a)
Mid Cap Value Fund	10		1
Multi-Cap Market Neutral Fund	—	(a)	—
Value Advantage Fund	100		—	(a)

(a)	Amount rounds to less than 500.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2		Class R3		Class R4		Class R5		Class R6
Growth Advantage Fund	1.14	%^	1.64	%^	0.89	%^	n/a	1.39	%^	1.14	%^	0.89	%^	0.74	%^	0.64	%^
Mid Cap Equity Fund	1.14	^^	1.64	^^	0.89	^^	n/a	1.39	^^	n/a		n/a		0.74	^^	0.64	^^
Mid Cap Growth Fund	1.24		1.74		0.93		n/a	1.49		1.24		0.99		0.79		0.74
Mid Cap Value Fund	1.24		1.75		0.99		0.75%	1.50		1.25		1.00		0.85		0.75
Multi-Cap Market Neutral Fund	1.25		1.75		0.99		n/a	n/a		n/a		n/a		n/a		n/a
Value Advantage Fund	1.14	^^^	1.64	^^^	0.89	^^^	0.75	1.39	^^^	1.14	^^^	0.89	^^^	0.74	^^^	0.64	^^^

^	The contractual expense percentages for Growth Advantage Fund in the table above are in place until at least October 31, 2019. Prior to November 1, 2017, the contractual expense limitations for Growth Advantage Fund were 1.24%, 1.74%, 0.99%, 1.50%, 1.25%, 1.00%, 0.85% and 0.75% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.
^^	The contractual expense percentages for Mid Cap Equity Fund in the table above are in place until at least October 31, 2019. Prior to November 1, 2017, the contractual expense limitations for Mid Cap Equity Fund were 1.25%, 1.75%, 0.90%, 1.50%, 0.80% and 0.75% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
^^^	The contractual expense percentages for Value Advantage Fund in the table above are in place until at least October 31, 2019. Prior to November 1, 2017, the contractual expense limitations for Value Advantage Fund were 1.24%, 1.74%, 0.99%, 1.50%, 1.25%, 1.00%, 0.85% and 0.75% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2017 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2018.

For the six months ended December 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$841	$561	$202	$1,604	$5
Mid Cap Equity Fund	385	256	210	851	—
Mid Cap Growth Fund	148	97	589	834	16
Mid Cap Value Fund	—	—	6,575	6,575	224
Multi-Cap Market Neutral Fund	145	51	1	197	—
Value Advantage Fund	1,296	864	1,479	3,639	18

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2017 was as follows (amounts in thousands):

Growth Advantage Fund	$265
Mid Cap Equity Fund	105
Mid Cap Growth Fund	121
Mid Cap Value Fund	705
Multi-Cap Market Neutral Fund	13
Value Advantage Fund	454

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2017, Mid Cap Equity Fund and Mid Cap Growth Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2017, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Growth Advantage Fund	$1
Mid Cap Equity Fund	—	(a)
Mid Cap Growth Fund	1
Mid Cap Value Fund	2
Multi-Cap Market Neutral Fund	—	(a)
Value Advantage Fund	2

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

4. Investment Transactions

During the six months ended December 31, 2017, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$789,718	$1,055,167	$—	$—
Mid Cap Equity Fund	390,147	436,943	—	—
Mid Cap Growth Fund	730,188	730,048	—	—
Mid Cap Value Fund	1,152,684	1,417,942	—	—
Multi-Cap Market Neutral Fund	49,188	63,466	54,243	63,515
Value Advantage Fund	1,202,931	960,066	—	—

During the six months ended December 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$4,883,423	$3,198,679	$45,595	$3,153,084
Mid Cap Equity Fund	2,064,383	1,012,495	47,488	965,007
Mid Cap Growth Fund	2,601,928	994,759	87,773	906,986
Mid Cap Value Fund	12,008,706	7,337,828	119,675	7,218,153
Multi-Cap Market Neutral Fund*	(6,089)	33,634	12,270	21,364
Value Advantage Fund	8,964,745	3,509,499	131,144	3,378,355

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2017, the following Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

2018
Mid Cap Value Fund	$7,367	*

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under internal Revenue Code Sections 381-384.

As of June 30, 2017, the following Fund had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Multi-Cap Market Neutral Fund	$1,694	$—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2017.

7. Redemptions in-Kind

During the year ended June 30, 2017, certain Class L shareholders sold their shares of Value Advantage Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

March 17, 2017	Value		Realized Gains (Losses)	Type
Class L	$644,712	*	$273,526	Redemption in-kind

*	This amount includes cash of approximately $21,734,000 associated with the redemption in-kind.

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2017, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	n/a	35.6%
Mid Cap Equity Fund	n/a	49.9
Multi-Cap Market Neutral Fund	89.2%	n/a
Value Advantage Fund	n/a	22.9

As of December 31, 2017, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	11.6%	1	12.2%
Mid Cap Equity Fund	—	—	1	21.1
Mid Cap Value Fund	—	—	1	19.0

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of December 31, 2017, the Multi-Cap Market Neutral Fund pledged a significant portion of its assets for securities sold short to Citigroup Global Markets, Inc., who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of December 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

10. Reorganization

At a meeting held November 14–15, 2017, the Boards of Trustees of JPM I and JPM II, approved, subject to shareholder approval, the merger of Multi-Cap Market Neutral Fund into JPM Morgan Research Market Neutral Fund, a separate fund of JPM I. Completion of the merger is subject to a number of conditions, including approval by the shareholders of Multi-Cap Market Neutral Fund. This approval will be sought at a shareholder meeting.

11. Subsequent Event

During the period January 1, 2018 through February 21, 2018, JPMorgan Multi-Cap Market Neutral Fund had net redemptions of $32,586,531. This amount represented approximately 26.27% of the Fund’s net assets as of December 31, 2017.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017, and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,142.50	$6.48	1.20%
Hypothetical*	1,000.00	1,019.16	6.11	1.20
Class C
Actual*	1,000.00	1,140.00	9.17	1.70
Hypothetical*	1,000.00	1,016.64	8.64	1.70
Class I
Actual*	1,000.00	1,144.50	5.14	0.95
Hypothetical*	1,000.00	1,020.42	4.84	0.95
Class R2
Actual**	1,000.00	1,109.30	6.41	1.45
Hypothetical*	1,000.00	1,017.90	7.38	1.45
Class R3
Actual*	1,000.00	1,142.40	6.43	1.19
Hypothetical*	1,000.00	1,019.21	6.06	1.19
Class R4
Actual*	1,000.00	1,143.90	5.13	0.95
Hypothetical*	1,000.00	1,020.42	4.84	0.95
Class R5
Actual*	1,000.00	1,144.90	4.33	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Class R6
Actual*	1,000.00	1,145.40	3.79	0.70
Hypothetical*	1,000.00	1,021.68	3.57	0.70

Mid Cap Equity Fund
Class A
Actual*	1,000.00	1,093.00	6.38	1.21
Hypothetical*	1,000.00	1,019.11	6.16	1.21

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Equity Fund (continued)
Class C
Actual*	$1,000.00	$1,090.30	$9.01	1.71%
Hypothetical*	1,000.00	1,016.59	8.69	1.71
Class I
Actual*	1,000.00	1,094.70	4.70	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89
Class R2
Actual*	1,000.00	1,091.50	7.70	1.46
Hypothetical*	1,000.00	1,017.85	7.43	1.46
Class R5
Actual*	1,000.00	1,095.30	4.07	0.77
Hypothetical*	1,000.00	1,021.32	3.92	0.77
Class R6
Actual*	1,000.00	1,095.70	3.70	0.70
Hypothetical*	1,000.00	1,021.68	3.57	0.70

Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,118.20	6.57	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class C
Actual*	1,000.00	1,115.20	9.22	1.73
Hypothetical*	1,000.00	1,016.48	8.79	1.73
Class I
Actual*	1,000.00	1,119.80	4.92	0.92
Hypothetical*	1,000.00	1,020.57	4.69	0.92
Class R2
Actual*	1,000.00	1,116.80	7.90	1.48
Hypothetical*	1,000.00	1,017.74	7.53	1.48
Class R3
Actual*	1,000.00	1,117.90	6.57	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class R4
Actual*	1,000.00	1,119.60	5.24	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98
Class R5
Actual*	1,000.00	1,120.60	4.17	0.78
Hypothetical*	1,000.00	1,021.27	3.97	0.78
Class R6
Actual*	1,000.00	1,120.80	3.90	0.73
Hypothetical*	1,000.00	1,021.53	3.72	0.73

Mid Cap Value Fund
Class A
Actual*	1,000.00	1,066.60	6.41	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class C
Actual*	1,000.00	1,063.50	9.05	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	1,067.60	5.11	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98
Class L
Actual*	1,000.00	1,069.20	3.86	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Class R2
Actual*	1,000.00	1,065.20	7.76	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Class R3
Actual*	$1,000.00	$1,066.30	$6.46	1.24%
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class R4
Actual*	1,000.00	1,067.80	5.16	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R5
Actual*	1,000.00	1,068.50	4.38	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R6
Actual*	1,000.00	1,069.00	3.86	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74

Multi-Cap Market Neutral Fund
Class A
Actual*	1,000.00	1,039.10	13.31	2.59
Hypothetical*	1,000.00	1,012.15	13.14	2.59
Class C
Actual*	1,000.00	1,036.50	15.86	3.09
Hypothetical*	1,000.00	1,009.63	15.65	3.09
Class I
Actual*	1,000.00	1,040.10	11.98	2.33
Hypothetical*	1,000.00	1,013.46	11.82	2.33

Value Advantage Fund
Class A
Actual*	1,000.00	1,092.10	6.33	1.20
Hypothetical*	1,000.00	1,019.16	6.11	1.20
Class C
Actual*	1,000.00	1,089.20	8.95	1.70
Hypothetical*	1,000.00	1,016.64	8.64	1.70
Class I
Actual*	1,000.00	1,093.50	5.01	0.95
Hypothetical*	1,000.00	1,020.42	4.84	0.95
Class L
Actual*	1,000.00	1,094.70	3.91	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Class R2
Actual**	1,000.00	1,070.40	6.25	1.44
Hypothetical*	1,000.00	1,017.95	7.32	1.44
Class R3
Actual*	1,000.00	1,092.00	6.27	1.19
Hypothetical*	1,000.00	1,019.21	6.06	1.19
Class R4
Actual*	1,000.00	1,093.20	4.70	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89
Class R5
Actual*	1,000.00	1,094.30	4.22	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Class R6
Actual*	1,000.00	1,094.70	3.70	0.70
Hypothetical*	1,000.00	1,021.68	3.57	0.70

*	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 154/365 (to reflect the actual period.) Commencement of operations was July 31, 2017.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance for Class A shares was in third, second and first quintiles based upon the Peer Group, and in the fourth, second and first quintiles based upon the Universe, for the one-, three- and five year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the second, second and first quintiles based upon the Peer Group, and in the fourth, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Mid Cap Equity Fund’s performance for Class A shares was in the first, second and second quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2016, respectively, and in the second quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2016, and in the first, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Mid Cap Growth Fund’s performance for Class A shares was in the fourth quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2016, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fifth, third and third quintiles based upon the Peer Group, and in the fourth, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Mid Cap Value Fund’s performance for Class A shares was in the second, first and first quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2016, respectively, and in the first quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees noted that the performance for Class I shares was in the first, first and second quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2016, respectively, and in the first quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance for both Class A and Class I shares was in the

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

fourth quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Value Advantage Fund’s performance for Class A shares was in the second, second and third quintiles based upon the Peer Group, and in the third, second and second quintiles based upon the Universe, for one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the third, first and second quintiles based upon the both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee and actual total expenses for Class A shares were in the fourth and third quintiles, based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and fourth quintiles based upon the Peer Group and Universe, respectively.

The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the third and fourth quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for Class A shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I Shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for Class A shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. After

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2017

considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Value Advantage Fund’s net advisory fee Class A shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for

Class I shares was in the fifth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the fourth quintile based upon both the Peer Group and Universe. The Trustees also noted that the Fund’s Fee Caps for certain share classes were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2017.	SAN-MC-1217

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2017 (Unaudited)

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy continued to grow in the second half of 2017, supported by a synchronized global economy and central bank policies that also helped lift equity prices in the U.S. and elsewhere.

“Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand.” — George C.W. Gatch

The U.S. economy entered its third longest expansion on record in 2017, and gross domestic product (GDP) rose by 3.2% in the third quarter and an estimated 2.6% in the fourth quarter. During the second half of 2017, unemployment fell to 4.1% in December from 4.3% in June, and U.S. consumer confidence reached a 17-year high in November. Corporate profits rose during the second half of the year amid stable energy prices and a decline in the value of the U.S. dollar.

Notably, the second half of 2017 included three large hurricanes, wildfires and other assorted natural disasters that combined to cause an estimated $306 billion in damage in the U.S. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates in December 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during the reporting period and provided support for both the domestic economy and financial markets.

Most developed market and emerging market economies also continued to grow in the second half of 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade and China’s GDP grew by an estimated 6.8% in the second half of 2017, supported by personal consumption and growth in foreign trade.

Roughly 120 countries, comprising three-fourths of global GDP, had experienced increased economic growth by the end of 2017, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns for the six months ended December 31, 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited growth from external demand and a reduction in U.S. corporate tax rates from the 2017 Tax Cuts and Jobs Act. Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

U.S. equity markets overall provided positive returns throughout the reporting period amid strong growth in corporate profits, stable energy prices and continued low interest rates. During the reporting period, the Standard & Poor’s 500 Index (the “S&P 500”) reached more than two dozen record high closings and had positive returns for each month.

In contrast, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, remained well below its historical average throughout the year and on November 3, 2017, fell to its lowest-ever level.

Overall, growth stocks outperformed value stocks and large cap stocks generally outperformed small cap and mid cap stocks during the reporting period. For the six months ended December 31, 2017, the S&P 500 returned 11.42%.

2	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	11.97%
S&P 500 Index	11.42%

Net Assets as of 12/31/2017 (In Thousands)	$221,064

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection and overweight positions in both the financial services and health care sectors were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the materials & processing and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in T. Rowe Price Group Inc., Kohl’s Corp. and Ally Financial Inc. Shares of T. Rowe Price Group, a provider of mutual funds and financial advisory services, rose amid growth in the company’s assets under management and the overall strength of the financials sector. Shares of Kohl’s, a department store chain, rose amid improvements in the company’s store traffic trends and expense controls. Shares of Ally Financial, a consumer finance provider not held in the Benchmark, rose after the company reported better-than-expected earnings for the third quarter of 2017.

Leading individual detractors from relative performance included the Fund’s overweight positions in Dish Network Corp., Acadia Healthcare Co. and American International Group Inc. Shares of Dish Network, a subscription TV provider, fell after the company reported lower-than-expected earnings for the third quarter of 2017. Shares of Acadia Healthcare, a provider of behavioral health care services that was not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017. Shares of American International Group, an insurance provider, fell amid investor expectations that losses from hurricanes and other natural disasters in 2017 would hurt the company’s earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweight positions versus the Benchmark were in the financial services and consumer discretionary sectors. The Fund’s largest underweight positions versus the Benchmark were in the consumer staples and health care sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	5.6%
2.	Amazon.com, Inc.	4.3
3.	Apple, Inc.	4.1
4.	AutoZone, Inc.	4.0
5.	UnitedHealth Group, Inc.	3.9
6.	Capital One Financial Corp.	3.6
7.	T. Rowe Price Group, Inc.	3.6
8.	Delta Air Lines, Inc.	3.4
9.	American International Group, Inc.	3.2
10.	Mastercard, Inc., Class A	3.2

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.2%
Information Technology	21.6
Consumer Discretionary	17.0
Health Care	7.4
Energy	7.2
Industrials	7.0
Materials	4.2
Real Estate	3.8
Consumer Staples	3.2
Utilities	1.3
Short-Term Investment	4.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge**		5.98%	17.54%	14.74%	13.07%
Without Sales Charge		11.84	24.04	15.98	14.02
CLASS C SHARES	July 29, 2011
With CDSC***		10.55	22.42	15.41	13.45
Without CDSC		11.55	23.42	15.41	13.45
CLASS I SHARES	July 29, 2011	11.97	24.34	16.28	14.31

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from July 29, 2011 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	11.27%
Russell 1000 Value Index	8.61%

Net Assets as of 12/31/2017 (In Thousands)	$16,626,098

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the industrials sector and its security selection and overweight position in the information technology sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the consumer staples and materials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in General Electric Co. and its overweight positions in Home Depot Inc. and Texas Instruments Inc. Shares of General Electric, an industrial conglomerate, fell amid the company’s efforts to implement a restructuring plan. Shares of Home Depot, a home improvement retail chain not held in the Benchmark, rose after the company reported better-than-expected third quarter 2017 earnings, raised its profit forecast and unveiled a $15 billion stock repurchase plan. Shares of Texas Instruments, a semiconductor maker not held in the Benchmark, rose on better-than-expected earnings, an increase in the company’s dividend and strength in the broader semiconductors sector.

Leading individual detractors from relative performance included the Fund’s underweight positions in Intel Corp. and Walmart Inc. and its overweight position in L Brands Inc. Shares of Intel, a semiconductor maker not held by the Fund, rose amid gains in the broader semiconductor sector. Shares of Walmart, a super store retail chain not held in the Fund, rose amid an increase in consumer spending during the November-December holiday shopping season and investor expectations that the company will benefit from the 2017 Tax Cut and Jobs Act. Shares of L Brands, a branded apparel and beauty products retailer, fell after the company reported a decline in November sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.4%
2.	Chevron Corp.	2.9
3.	PNC Financial Services Group, Inc. (The)	2.7
4.	Johnson & Johnson	2.6
5.	Wells Fargo & Co.	2.5
6.	BlackRock, Inc.	2.5
7.	Microsoft Corp.	2.4
8.	Occidental Petroleum Corp.	2.4
9.	Apple, Inc.	2.2
10.	CME Group, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.2%
Information Technology	11.1
Health Care	10.7
Industrials	10.6
Energy	9.9
Consumer Staples	8.2
Consumer Discretionary	6.1
Materials	3.8
Utilities	3.4
Real Estate	2.8
Telecommunication Services	1.5
Short-Term Investment	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		5.28%	11.05%	13.07%	8.13%
Without Sales Charge		11.12	17.21	14.29	8.71
CLASS C SHARES	November 4, 1997
With CDSC***		9.80	15.59	13.72	8.15
Without CDSC		10.80	16.59	13.72	8.15
CLASS I SHARES	July 2, 1987	11.27	17.55	14.57	9.00
CLASS R2 SHARES	February 28, 2011	11.01	16.92	14.00	8.49
CLASS R3 SHARES	September 9, 2016	11.08	17.21	14.28	8.71
CLASS R4 SHARES	September 9, 2016	11.23	17.51	14.57	9.00
CLASS R5 SHARES	February 28, 2011	11.36	17.73	14.80	9.15
CLASS R6 SHARES	January 31, 2012	11.42	17.84	14.87	9.19

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from December 31, 2007 to December 31, 2017.

The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	12.47%
Russell 1000 Value Index	8.61%

Net Assets as of 12/31/2017 (In Thousands)	$578,191

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection and overweight position in the information technology sector and its security selection in the health care sector were leading contributors to performance relative to the Benchmark. The Fund’s underweight position and security selection in the materials sector was the only sector detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Home Depot Inc., T. Rowe Price Group Inc. and Honeywell International Inc. Shares of Home Depot, a home improvement retail chain not held in the Benchmark, rose after the company reported better-than-expected third quarter 2017 earnings, raised its profit forecast and unveiled a $15 billion stock repurchase plan. Shares of T. Rowe Price Group, a provider of mutual funds and financial advisory services, rose amid growth in the company’s assets under management and the overall strength of the financials sector. Shares of Honeywell International, an industrial conglomerate, rose after the company reported better-than-expected revenue for the third quarter of 2017 and forecast earnings growth for the fourth quarter of 2017.

Leading individual detractors from relative performance included the Fund’s overweight position in Dish Network Co. and its underweight positions in Intel Corp. and Walmart Stores Inc. Shares of Dish Network, a subscription TV provider, fell after the company reported lower-than-expected earnings for the third quarter of 2017. Shares of Intel, a semiconductor maker not held by the Fund, rose amid gains in the broader semiconductor sector. Shares of Walmart, a superstore retail chain not held in the Fund, rose amid an increase in consumer spending during the November-December holiday shopping season and investor expectations that the company will benefit from the 2017 Tax Cut and Jobs Act.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research. During the reporting period, the Fund’s largest overweight position relative to the Benchmark was in the financials sector, while its largest underweight position was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.7%
2.	Microsoft Corp.	2.8
3.	Home Depot, Inc. (The)	2.5
4.	Honeywell International, Inc.	2.4
5.	Morgan Stanley	2.3
6.	Apple, Inc.	2.2
7.	BlackRock, Inc.	2.2
8.	Chevron Corp.	2.1
9.	Berkshire Hathaway, Inc., Class B	2.0
10.	Wells Fargo & Co.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.3%
Information Technology	10.9
Health Care	10.9
Energy	10.9
Consumer Discretionary	10.1
Industrials	8.3
Consumer Staples	6.2
Real Estate	2.9
Utilities	2.6
Materials	1.5
Telecommunication Services	1.3
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge**		6.56%	10.99%	13.67%	7.24%
Without Sales Charge		12.47	17.14	14.91	7.82
CLASS C SHARES	January 2, 1998
With CDSC***		11.19	15.54	14.33	7.28
Without CDSC		12.19	16.54	14.33	7.28
CLASS I SHARES	January 25, 1996	12.61	17.43	15.18	8.11
CLASS R2 SHARES	November 2, 2015	12.33	16.86	14.78	7.76
CLASS R3 SHARES	July 31, 2017	12.50	17.17	14.91	7.82
CLASS R4 SHARES	July 31, 2017	12.61	17.43	15.18	8.11
CLASS R5 SHARES	November 2, 2015	12.72	17.66	15.28	8.16
CLASS R6 SHARES	November 2, 2015	12.73	17.71	15.30	8.17

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds

Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6.29%
S&P 500 Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11.42%

Net Assets as of 12/31/2017 (In Thousands) . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,583,166

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s options hedge allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund captured 55% of the Benchmark’s total return with about 59% of the Benchmark’s volatility during the six month reporting period.

The Fund’s security selection in the industrial cyclical and telecommunications sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the technology and health services & systems sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Boeing Co. and AbbVie Inc. and its overweight position in Allergan PLC. Shares of Boeing, an aircraft manufacturer, rose amid growth in new orders, an increase in the company’s stock dividend and an $18 billion stock repurchase plan. Shares of AbbVie, a drug maker, rose after the company reported better-than-expected earnings, raised its profit forecast and announced positive clinical trial results for its psoriasis treatment. Shares of Allergan, a drug maker, fell after the company lost its legal battle to protect its dry eye medication from competition from generic formulations.

Leading individual contributors to relative performance included the Fund’s underweight position in Oracle Corp. and its overweight positions in Texas Instruments Inc. and UnitedHealth Group Inc. Shares of Oracle, a computer software provider, fell after the company reported lower-than-expected revenue from its cloud computing business. Shares of Texas Instruments, a semiconductor maker, rose on better-than-expected earnings, an increase in the company’s dividend and strength in the broader semiconductors sector. Shares of UnitedHealth, a health insurer, rose amid earnings and revenue growth throughout the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies,

while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments, while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.0%
2.	Microsoft Corp.	3.6
3.	Facebook, Inc., Class A	2.1
4.	Bank of America Corp.	1.9
5.	Amazon.com, Inc.	1.8
6.	Alphabet, Inc., Class C	1.7
7.	Alphabet, Inc., Class A	1.6
8.	UnitedHealth Group, Inc.	1.6
9.	Visa, Inc., Class A	1.5
10.	Citigroup, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.5%
Financials	13.9
Health Care	12.8
Consumer Discretionary	12.5
Industrials	9.6
Consumer Staples	7.6
Energy	5.8
Materials	2.8
Utilities	2.8
Real Estate	2.3
Others (each less than 1.0%)	1.7
Short-Term Investments	4.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge**		0.60%	6.53%	4.60%	6.15%
Without Sales Charge		6.17	12.45	6.50	7.57
CLASS C SHARES	December 13, 2013
With CDSC***		4.93	10.90	5.97	7.04
Without CDSC		5.93	11.90	5.97	7.04
CLASS I SHARES	December 13, 2013	6.29	12.70	6.77	7.84
CLASS R5 SHARES	December 13, 2013	6.37	12.92	6.97	8.05
CLASS R6 SHARES	December 13, 2013	6.40	12.92	7.01	8.09

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill

Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the BofA Merrill Lynch 3-Month U.S.Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Long/Short Equity Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	13.96%
Russell 1000 Growth Index	14.23%

Net Assets as of 12/31/2017 (In Thousands)	$12,843,889

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the consumer discretionary sector and its security selection and underweight position in the producer durables sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the financial services sector and its security selection and underweight position in the consumer staples sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Ulta Beauty Inc., Priceline Group Inc. and Delta Air Lines Inc. Shares of Ulta Beauty, a retailer of cosmetics and other personal care products, fell after the company reported slow sales growth for the third quarter of 2017 and forecast lower-than-expected fourth quarter 2017 earnings. Shares of Priceline Group, an online travel service, fell after the company forecast lower-than-expected earnings for the fourth quarter of 2017. Shares of Delta Air Lines, an airline operator that was not held in the Benchmark, fell early in the reporting period as passenger revenue growth lagged behind investor expectations, and amid investor concerns about rising fuel costs and pricing pressure.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nvidia Corp. and Mastercard Inc., and its underweight position in Celgene Corp. Shares of Nvidia, a maker of semiconductors and software, rose after the company reported strong results within its gaming and data center segments. Shares of Mastercard, a provider of payment processing services, rose on better-than-expected earnings and revenue for the third quarter of 2017. Shares of Celgene, a drug maker not held by the Fund, fell after the company reported lower-than-expected revenue for the third quarter of 2017 and halted development of its Crohn’s disease drug.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	5.8%
2.	Apple, Inc.	5.6
3.	Amazon.com, Inc.	5.4
4.	Mastercard, Inc., Class A	4.3
5.	Home Depot, Inc. (The)	4.2
6.	Facebook, Inc., Class A	4.0
7.	Intuitive Surgical, Inc.	3.6
8.	NVIDIA Corp.	3.1
9.	Charles Schwab Corp. (The)	2.8
10.	Broadcom Ltd.	2.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	46.7%
Consumer Discretionary	16.7
Health Care	12.9
Industrials	9.5
Financials	7.4
Materials	2.5
Consumer Staples	2.4
Others (each less than 1.0%)	0.9
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge**		7.87%	30.48%	15.00%	8.65%
Without Sales Charge		13.86	37.71	16.25	9.24
CLASS C SHARES	November 4, 1997
With CDSC***		12.55	36.01	15.66	8.68
Without CDSC		13.55	37.01	15.66	8.68
CLASS I SHARES	February 28, 1992	13.96	37.99	16.43	9.45
CLASS R2 SHARES	November 3, 2008	13.67	37.33	15.95	8.96
CLASS R3 SHARES	September 9, 2016	13.82	37.63	16.20	9.26
CLASS R4 SHARES	September 9, 2016	13.96	37.99	16.43	9.45
CLASS R5 SHARES	April 14, 2009	14.07	38.22	16.66	9.63
CLASS R6 SHARES	November 30, 2010	14.13	38.37	16.75	9.69

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R3, Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 and Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.91%
Russell 1000 Value Index	8.61%

Net Assets as of 12/31/2017 (In Thousands)	$1,442,778

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s overweight position and security selection in the auto & transportation sector and its security selection in the consumer cyclical sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the pharmaceutical/medical technology and industrial cyclical sectors was a leading detractor from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in D.R. Horton Inc., Diamondback Energy Inc. and Voya Financial Inc. Shares of D.R. Horton, a home builder, rose on better-than-expected earnings and revenue for the company’s fiscal fourth quarter and continued strength in the U.S. housing market. Shares of Diamondback Energy, an oil and natural gas producer, rose after the company reported better-than-expected earnings for the third quarter of 2017 and raised its production forecast. Shares of Voya Financial, a financial services company, rose after the company agreed to sell its variable annuity business.

Leading individual detractors from relative performance included the Fund’s overweight positions in Allergan PLC, Dish Network Corp. and Brunswick Corp. Shares of Allergan, a drug maker, fell after the company lost its legal battle to protect its dry eye medication from competition from generic formulations. Shares of Dish Network, a subscription TV provider, fell after the company reported lower-than-expected earnings for the third quarter of 2017. Shares of Brunswick, a maker of recreational products and equipment, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Citigroup, Inc.	3.9%
2.	Wells Fargo & Co.	3.8
3.	Bank of America Corp.	3.7
4.	Delta Air Lines, Inc.	2.9
5.	General Motors Co.	2.8
6.	KeyCorp	2.4
7.	Occidental Petroleum Corp.	2.3
8.	Diamondback Energy, Inc.	2.1
9.	Charles Schwab Corp. (The)	2.1
10.	Pioneer Natural Resources Co.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	31.3%
Consumer Discretionary	16.6
Industrials	11.8
Energy	10.7
Health Care	9.0
Information Technology	6.1
Materials	4.9
Consumer Staples	3.9
Telecommunication Services	1.7
Real Estate	0.5
Short-Term Investment	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		4.93%	11.34%	15.56%	7.48%
Without Sales Charge		10.76	17.50	16.81	8.06
CLASS C SHARES	March 22, 1999
With CDSC***		9.51	15.93	16.21	7.49
Without CDSC		10.51	16.93	16.21	7.49
CLASS I SHARES	March 1, 1991	10.91	17.71	16.99	8.24
CLASS R2 SHARES	November 3, 2008	10.63	17.15	16.49	7.77
CLASS R5 SHARES	May 15, 2006	10.96	17.87	17.22	8.46
CLASS R6 SHARES	November 30, 2010	11.00	17.92	17.28	8.50

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class I Shares. Prior class performance has been adjusted to reflect the differences in expenses between classes.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	11.54%
S&P 500 Index	11.42%

Net Assets as of 12/31/2017 (In Thousands)	$15,653,115

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the software & services and energy sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical and pharmaceutical/medical technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in UnitedHealth Group Inc. and Texas Instruments Inc. and its underweight position in Oracle Corp. Shares of UnitedHealth, a health insurer, rose after the company reported better-than-expected earnings. Share of Texas Instruments, a semiconductor maker not held in the Benchmark, rose on better-than-expected earnings, an increase in the company’s dividend and strength in the broader semiconductors sector. Shares of Oracle, a database software provider, fell after the company reported weak growth in its cloud computing business and issued a lower-than-expected earnings forecast

Leading individual detractors from relative performance included the Fund’s overweight positions in Allergan PLC and Dish Network Corp. and its underweight position in Boeing Co. Shares of Allergan, a drug maker, fell after the company lost its legal battle to protect its dry eye medication from competition from generic formulations. Shares of Dish Network, a subscription TV provider, fell after the company reported lower-than-expected earnings for the third quarter of 2017. Shares of Boeing, an aircraft manufacturer, rose amid growth in new orders, an increase in the company’s stock dividend and an $18 billion stock repurchase plan.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund’s largest average overweight positions relative to the Benchmark for the six months ended December 31, 2017 were in the insurance and media sectors, while the Fund’s largest underweight positions were in the real estate investment trusts and financial sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.0%
2.	Apple, Inc.	4.0
3.	Bank of America Corp.	2.8
4.	Alphabet, Inc., Class A	2.6
5.	UnitedHealth Group, Inc.	2.4
6.	Pfizer, Inc.	2.4
7.	Citigroup, Inc.	2.4
8.	Amazon.com, Inc.	2.4
9.	Walt Disney Co. (The)	2.2
10.	Visa, Inc., Class A	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.4%
Financials	14.5
Health Care	14.0
Consumer Discretionary	13.8
Industrials	12.6
Consumer Staples	7.5
Energy	6.1
Utilities	2.5
Materials	1.7
Others (each less than 1.0%)	1.1
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge**		5.39%	14.74%	14.40%	8.28%
Without Sales Charge		11.26	21.13	15.64	8.87
CLASS C SHARES	September 10, 2001
With CDSC***		10.05	19.49	15.07	8.33
Without CDSC		11.05	20.49	15.07	8.33
CLASS I SHARES	September 10, 2001	11.42	21.40	15.86	9.10
CLASS L SHARES	September 17, 1993	11.54	21.52	16.03	9.26
CLASS R2 SHARES	November 3, 2008	11.14	20.76	15.35	8.62
CLASS R3 SHARES	September 9, 2016	11.23	21.03	15.62	8.86
CLASS R4 SHARES	September 9, 2016	11.45	21.37	15.87	9.10
CLASS R5 SHARES	May 15, 2006	11.49	21.58	16.08	9.31
CLASS R6 SHARES	November 30, 2010	11.59	21.71	16.16	9.36

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

Reporting Period Return:
Fund (Class L Shares)*	11.33%
S&P 500 Index	11.42%

Net Assets as of 12/31/2017 (In Thousands)	$7,760,445

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor’s 500 Composite Stock Price Index.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the S&P 500 Index

(the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the industrial cyclical and telecommunications sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and health services & systems sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Boeing Co. and AbbVie Inc. and its overweight position in Allergan PLC. Shares of Boeing, an aircraft manufacturer, rose amid growth in new orders, an increase in the company’s stock dividend and an $18 billion stock repurchase plan. Shares of AbbVie, a drug maker, rose after the company reported better-than-expected earnings, raised its profit forecast and announced positive clinical trial results for its psoriasis treatment. Shares of Allergan, a drug maker, fell after the company lost its legal battle to protect its dry eye medication from competition from generic formulations.

Leading individual contributors to relative performance included the Fund’s underweight position in Oracle Corp. and its overweight positions in Texas Instruments Inc. and UnitedHealth Group Inc. Shares of Oracle, a computer software provider, fell after the company reported lower-than-expected revenue from its cloud computing business. Shares of Texas Instruments, a semiconductor maker, rose on better-than-expected earnings, an increase in the company’s dividend and strength in the broader semiconductors sector. Shares of UnitedHealth, a health insurer, rose amid earnings and revenue growth throughout the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of poten-

tial excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.2%
2.	Microsoft Corp.	3.8
3.	Facebook, Inc., Class A	2.3
4.	Bank of America Corp.	2.0
5.	Amazon.com, Inc.	1.9
6.	Alphabet, Inc., Class C	1.8
7.	Alphabet, Inc., Class A	1.7
8.	UnitedHealth Group, Inc.	1.7
9.	Visa, Inc., Class A	1.6
10.	Citigroup, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.8%
Financials	14.6
Health Care	13.5
Consumer Discretionary	13.2
Industrials	10.1
Consumer Staples	8.0
Energy	6.1
Materials	3.0
Utilities	3.0
Real Estate	2.5
Telecommunication Services	0.9
Short-Term Investments	0.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		5.38%	14.87%	13.49%	7.70%
Without Sales Charge		11.23	21.23	14.72	8.28
CLASS I SHARES	September 10, 2001	11.31	21.49	15.00	8.55
CLASS L SHARES	January 3, 1997	11.33	21.50	15.12	8.70
CLASS R6 SHARES	March 24, 2003	11.38	21.63	15.25	8.81

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Research Enhanced Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.8%
	Consumer Discretionary — 17.0%
	Household Durables — 1.6%
13	Mohawk Industries, Inc. (a)	3,609

	Internet & Direct Marketing Retail — 4.3%
8	Amazon.com, Inc. (a)	9,461

	Media — 4.6%
78	CBS Corp. (Non-Voting), Class B	4,585
117	DISH Network Corp., Class A (a)	5,588

		10,173

	Multiline Retail — 2.5%
103	Kohl’s Corp.	5,571

	Specialty Retail — 4.0%
12	AutoZone, Inc. (a)	8,752

	Total Consumer Discretionary	37,566

	Consumer Staples — 3.2%
	Beverages — 0.6%
17	Molson Coors Brewing Co., Class B	1,421

	Food & Staples Retailing — 2.6%
79	Walgreens Boots Alliance, Inc.	5,711

	Total Consumer Staples	7,132

	Energy — 7.2%
	Oil, Gas & Consumable Fuels — 7.2%
30	Concho Resources, Inc. (a)	4,545
349	Kinder Morgan, Inc.	6,310
78	Marathon Petroleum Corp.	5,126

	Total Energy	15,981

	Financials — 23.1%
	Banks — 3.0%
110	Wells Fargo & Co.	6,660

	Capital Markets — 8.2%
116	Charles Schwab Corp. (The)	5,936
25	S&P Global, Inc.	4,240
77	T. Rowe Price Group, Inc.	8,043

		18,219

	Consumer Finance — 6.3%
199	Ally Financial, Inc.	5,816
81	Capital One Financial Corp.	8,056

		13,872

	Insurance — 5.6%
119	American International Group, Inc.	7,085
106	Loews Corp.	5,308

		12,393

	Total Financials	51,144

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 7.4%
	Biotechnology — 1.4%
20	Vertex Pharmaceuticals, Inc. (a)	3,059

	Health Care Equipment & Supplies — 1.2%
7	Intuitive Surgical, Inc. (a)	2,538

	Health Care Providers & Services — 4.8%
61	Acadia Healthcare Co., Inc. (a)	1,981
39	UnitedHealth Group, Inc.	8,694

		10,675

	Total Health Care	16,272

	Industrials — 7.0%
	Airlines — 3.4%
136	Delta Air Lines, Inc.	7,600

	Commercial Services & Supplies — 1.5%
45	Waste Connections, Inc., (Canada)	3,223

	Machinery — 2.1%
27	Stanley Black & Decker, Inc.	4,612

	Total Industrials	15,435

	Information Technology — 21.6%
	Internet Software & Services — 8.2%
12	Alphabet, Inc., Class C (a)	12,473
32	Facebook, Inc., Class A (a)	5,673

		18,146

	IT Services — 3.2%
46	Mastercard, Inc., Class A	7,016

	Semiconductors & Semiconductor Equipment — 3.3%
14	Broadcom Ltd.	3,638
19	NVIDIA Corp.	3,622

		7,260

	Software — 2.8%
33	Electronic Arts, Inc. (a)	3,473
21	ServiceNow, Inc. (a)	2,771

		6,244

	Technology Hardware, Storage & Peripherals — 4.1%
53	Apple, Inc.	9,025

	Total Information Technology	47,691

	Materials — 4.2%
	Containers & Packaging — 4.2%
140	Ball Corp.	5,302
62	WestRock Co.	3,913

	Total Materials	9,215

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate — 3.8%
	Equity Real Estate Investment Trusts (REITs) — 3.8%
43	Federal Realty Investment Trust	5,668
87	Rayonier, Inc.	2,765

	Total Real Estate	8,433

	Utilities — 1.3%
	Electric Utilities — 1.3%
60	Xcel Energy, Inc.	2,880

	Total Common Stocks (Cost $162,132)	211,749

Short-Term Investment — 4.1%
	Investment Company — 4.1%
9,073	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $9,073)	9,073

	Total Investments — 99.9% (Cost $171,205)	220,822
	Other Assets in Excess of Liabilities — 0.1%	242

	NET ASSETS — 100.0%	$221,064

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.4%
	Consumer Discretionary — 6.1%
	Distributors — 1.2%
2,041	Genuine Parts Co.	193,925

	Hotels, Restaurants & Leisure — 1.1%
440	McDonald’s Corp.	75,706
830	Starbucks Corp.	47,685
505	Wyndham Worldwide Corp.	58,524

		181,915

	Media — 1.4%
5,100	Comcast Corp., Class A	204,241
401	Time Warner, Inc.	36,718

		240,959

	Specialty Retail — 2.1%
1,825	Home Depot, Inc. (The)	345,943

	Textiles, Apparel & Luxury Goods — 0.3%
629	VF Corp.	46,517

	Total Consumer Discretionary	1,009,259

	Consumer Staples — 8.3%
	Beverages — 3.0%
1,146	Coca-Cola Co. (The)	52,590
1,840	Dr Pepper Snapple Group, Inc.	178,634
1,389	Molson Coors Brewing Co., Class B	113,955
1,256	PepsiCo, Inc.	150,590

		495,769

	Food & Staples Retailing — 0.8%
1,745	Walgreens Boots Alliance, Inc.	126,716

	Food Products — 1.5%
1,297	Kraft Heinz Co. (The)	100,841
3,510	Mondelez International, Inc., Class A	150,217

		251,058

	Household Products — 0.5%
457	Kimberly-Clark Corp.	55,196
359	Procter & Gamble Co. (The)	32,991

		88,187

	Tobacco — 2.5%
3,308	Altria Group, Inc.	236,191
1,665	Philip Morris International, Inc.	175,881

		412,072

	Total Consumer Staples	1,373,802

	Energy — 9.9%
	Energy Equipment & Services — 0.6%
1,581	Schlumberger Ltd.	106,521

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 9.3%
3,817	Chevron Corp.	477,857
6,119	ConocoPhillips	335,868
2,700	Exxon Mobil Corp.	225,853
5,431	Occidental Petroleum Corp.	400,047
1,164	Valero Energy Corp.	106,939

		1,546,564

	Total Energy	1,653,085

	Financials — 30.2%
	Banks — 11.9%
19,385	Bank of America Corp.	572,252
3,802	BB&T Corp.	189,033
944	Cullen/Frost Bankers, Inc.	89,320
431	M&T Bank Corp.	73,746
3,104	PNC Financial Services Group, Inc. (The)	447,946
3,508	US Bancorp	187,981
6,901	Wells Fargo & Co.	418,682

		1,978,960

	Capital Markets — 7.6%
517	Ameriprise Financial, Inc.	87,604
805	BlackRock, Inc.	413,353
2,475	CME Group, Inc.	361,401
1,613	Northern Trust Corp.	161,147
257	S&P Global, Inc.	43,516
1,823	T. Rowe Price Group, Inc.	191,296

		1,258,317

	Consumer Finance — 1.8%
1,796	Capital One Financial Corp.	178,872
1,689	Discover Financial Services	129,885

		308,757

	Insurance — 8.9%
1,534	Arthur J Gallagher & Co.	97,072
1,110	Chubb Ltd.	162,240
918	Cincinnati Financial Corp.	68,848
4,676	Hartford Financial Services Group, Inc. (The)	263,181
5,190	MetLife, Inc.	262,396
1,618	Progressive Corp. (The)	91,144
1,546	Prudential Financial, Inc.	177,719
2,356	Travelers Cos., Inc. (The)	319,545
672	Validus Holdings Ltd.	31,512

		1,473,657

	Total Financials	5,019,691

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care — 10.7%
	Biotechnology — 0.8%
417	AbbVie, Inc.	40,316
1,338	Gilead Sciences, Inc.	95,866

		136,182

	Health Care Equipment & Supplies — 2.0%
2,681	Abbott Laboratories	153,012
796	Becton Dickinson and Co.	170,413

		323,425

	Pharmaceuticals — 7.9%
2,475	Bristol-Myers Squibb Co.	151,664
1,503	Eli Lilly & Co.	126,938
3,129	Johnson & Johnson	437,212
5,244	Merck & Co., Inc.	295,080
8,476	Pfizer, Inc.	306,997

		1,317,891

	Total Health Care	1,777,498

	Industrials — 10.6%
	Aerospace & Defense — 1.4%
1,144	General Dynamics Corp.	232,794

	Commercial Services & Supplies — 1.3%
3,264	Republic Services, Inc.	220,698

	Industrial Conglomerates — 1.7%
531	3M Co.	125,020
1,071	Honeywell International, Inc.	164,222

		289,242

	Machinery — 4.2%
2,497	Dover Corp.	252,195
1,632	Illinois Tool Works, Inc.	272,371
201	Snap-on, Inc.	35,004
837	Stanley Black & Decker, Inc.	141,947

		701,517

	Road & Rail — 2.0%
926	Norfolk Southern Corp.	134,186
1,432	Union Pacific Corp.	192,028

		326,214

	Total Industrials	1,770,465

	Information Technology — 11.1%
	IT Services — 2.0%
539	Accenture plc, Class A	82,440
717	Automatic Data Processing, Inc.	84,013
1,719	Fidelity National Information Services, Inc.	161,735

		328,188

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 4.5%
2,728	Analog Devices, Inc.	242,854
869	KLA-Tencor Corp.	91,335
1,558	QUALCOMM, Inc.	99,750
3,027	Texas Instruments, Inc.	316,090

		750,029

	Software — 2.4%
4,749	Microsoft Corp.	406,188

	Technology Hardware, Storage & Peripherals — 2.2%
2,175	Apple, Inc.	368,121

	Total Information Technology	1,852,526

	Materials — 3.8%
	Chemicals — 3.8%
1,030	Air Products & Chemicals, Inc.	168,986
2,162	DowDuPont, Inc.	153,968
218	International Flavors & Fragrances, Inc.	33,323
1,627	PPG Industries, Inc.	190,016
1,513	RPM International, Inc.	79,331

	Total Materials	625,624

	Real Estate — 2.8%
	Equity Real Estate Investment Trusts (REITs) — 2.8%
387	Alexandria Real Estate Equities, Inc.	50,592
772	AvalonBay Communities, Inc.	137,791
600	Boston Properties, Inc.	77,995
1,144	Simon Property Group, Inc.	196,415

	Total Real Estate	462,793

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
4,633	Verizon Communications, Inc.	245,204

	Utilities — 3.4%
	Electric Utilities — 2.0%
609	Edison International	38,506
885	NextEra Energy, Inc.	138,229
3,211	Xcel Energy, Inc.	154,488

		331,223

	Multi-Utilities — 1.4%
2,659	CMS Energy Corp.	125,759
239	DTE Energy Co.	26,192
3,366	NiSource, Inc.	86,402

		238,353

	Total Utilities	569,576

	Total Common Stocks (Cost $11,462,326)	16,359,523

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.7%
	Investment Company — 1.7%
285,987	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $285,987)	285,987

	Total Investments — 100.1% (Cost $11,748,313)	16,645,510
	Liabilities in Excess of Other Assets — (0.1)%	(19,412)

	NET ASSETS — 100.0%	$16,626,098

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.7%
	Consumer Discretionary — 10.3%
	Distributors — 0.7%
45	Genuine Parts Co.	4,266

	Hotels, Restaurants & Leisure — 2.0%
54	Royal Caribbean Cruises Ltd.	6,441
85	Starbucks Corp.	4,870

		11,311

	Media — 2.5%
103	DISH Network Corp., Class A (a)	4,928
37	Time Warner, Inc.	3,403
56	Walt Disney Co. (The)	5,977

		14,308

	Multiline Retail — 1.1%
242	Macy’s, Inc.	6,106

	Specialty Retail — 3.3%
7	AutoZone, Inc. (a)	4,702
77	Home Depot, Inc. (The)	14,575

		19,277

	Textiles, Apparel & Luxury Goods — 0.7%
65	NIKE, Inc., Class B	4,072

	Total Consumer Discretionary	59,340

	Consumer Staples — 6.3%
	Beverages — 2.7%
44	Dr Pepper Snapple Group, Inc.	4,222
99	Molson Coors Brewing Co., Class B	8,141
25	PepsiCo, Inc.	2,986

		15,349

	Food & Staples Retailing — 1.2%
97	Walgreens Boots Alliance, Inc.	7,073

	Tobacco — 2.4%
150	Altria Group, Inc.	10,683
33	Philip Morris International, Inc.	3,508

		14,191

	Total Consumer Staples	36,613

	Energy — 11.1%
	Energy Equipment & Services — 0.8%
66	Schlumberger Ltd.	4,441

	Oil, Gas & Consumable Fuels — 10.3%
98	Chevron Corp.	12,319
164	ConocoPhillips	8,984
59	EOG Resources, Inc.	6,377
82	Exxon Mobil Corp.	6,874

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
147	Occidental Petroleum Corp.	10,843
43	Phillips 66	4,370
23	Pioneer Natural Resources Co.	4,010
63	Valero Energy Corp.	5,800

		59,577

	Total Energy	64,018

	Financials — 33.0%
	Banks — 13.3%
737	Bank of America Corp.	21,767
121	BB&T Corp.	6,001
73	Citigroup, Inc.	5,422
36	Cullen/Frost Bankers, Inc.	3,398
37	M&T Bank Corp.	6,275
62	PNC Financial Services Group, Inc. (The)	8,946
114	SunTrust Banks, Inc.	7,350
125	US Bancorp	6,676
183	Wells Fargo & Co.	11,103

		76,938

	Capital Markets — 9.6%
25	BlackRock, Inc.	12,689
69	Charles Schwab Corp. (The)	3,519
31	Goldman Sachs Group, Inc. (The)	7,923
38	Intercontinental Exchange, Inc.	2,695
162	Invesco Ltd.	5,931
255	Morgan Stanley	13,390
91	T. Rowe Price Group, Inc.	9,559

		55,706

	Consumer Finance — 2.7%
79	Capital One Financial Corp.	7,827
98	Discover Financial Services	7,530

		15,357

	Diversified Financial Services — 2.1%
60	Berkshire Hathaway, Inc., Class B (a)	11,834

	Insurance — 5.3%
46	Chubb Ltd.	6,775
195	Hartford Financial Services Group, Inc. (The)	10,946
56	Loews Corp.	2,802
82	MetLife, Inc.	4,146
53	Prudential Financial, Inc.	6,094

		30,763

	Total Financials	190,598

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care — 11.1%
	Biotechnology — 1.2%
99	Gilead Sciences, Inc.	7,092

	Health Care Equipment & Supplies — 1.1%
28	Becton Dickinson and Co.	5,972

	Health Care Providers & Services — 2.9%
35	Aetna, Inc.	6,223
19	Humana, Inc.	4,813
27	UnitedHealth Group, Inc.	5,842

		16,878

	Pharmaceuticals — 5.9%
145	Bristol-Myers Squibb Co.	8,861
44	Eli Lilly & Co.	3,674
43	Johnson & Johnson	6,008
109	Merck & Co., Inc.	6,143
264	Pfizer, Inc.	9,552

		34,238

	Total Health Care	64,180

	Industrials — 8.4%
	Aerospace & Defense — 1.8%
27	General Dynamics Corp.	5,575
36	United Technologies Corp.	4,605

		10,180

	Industrial Conglomerates — 4.1%
41	3M Co.	9,533
92	Honeywell International, Inc.	14,078

		23,611

	Machinery — 0.8%
49	Dover Corp.	4,928

	Road & Rail — 0.7%
34	CSX Corp.	1,876
19	Kansas City Southern	2,041

		3,917

	Trading Companies & Distributors — 1.0%
35	Watsco, Inc.	6,020

	Total Industrials	48,656

	Information Technology — 11.1%
	Internet Software & Services — 1.2%
7	Alphabet, Inc., Class C (a)	6,821

	IT Services — 0.8%
51	Fidelity National Information Services, Inc.	4,780

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 4.0%
77	Analog Devices, Inc.	6,873
97	Applied Materials, Inc.	4,959
35	KLA-Tencor Corp.	3,688
75	Texas Instruments, Inc.	7,875

		23,395

	Software — 2.9%
193	Microsoft Corp.	16,509

	Technology Hardware, Storage & Peripherals — 2.2%
75	Apple, Inc.	12,760

	Total Information Technology	64,265

	Materials — 1.5%
	Chemicals — 1.5%
19	Air Products & Chemicals, Inc.	3,069
82	DowDuPont, Inc.	5,825

	Total Materials	8,894

	Real Estate — 2.9%
	Equity Real Estate Investment Trusts (REITs) — 2.9%
16	AvalonBay Communities, Inc.	2,908
32	Crown Castle International Corp.	3,541
56	Macerich Co. (The)	3,698
40	Simon Property Group, Inc.	6,835

	Total Real Estate	16,982

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
148	Verizon Communications, Inc.	7,814

	Utilities — 2.7%
	Electric Utilities — 1.3%
24	NextEra Energy, Inc.	3,686
77	Xcel Energy, Inc.	3,695

		7,381

	Multi-Utilities — 1.4%
169	CMS Energy Corp.	7,989

	Total Utilities	15,370

	Total Common Stocks (Cost $360,384)	576,730

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.2%
	Investment Company — 2.2%
12,620	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $12,620)	12,620

	Total Investments — 101.9% (Cost $373,004)	589,350
	Liabilities in Excess of Other Assets — (1.9)%	(11,159)

	NET ASSETS — 100.0%	$578,191

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Consumer Discretionary — 12.9%
	Auto Components — 0.4%
46	Aptiv plc	3,887
15	Delphi Technologies plc (a)	805
10	Lear Corp. (o)	1,748

		6,440

	Automobiles — 0.3%
391	Ford Motor Co. (o)	4,880

	Diversified Consumer Services — 0.0% (g)
28	H&R Block, Inc.	729

	Hotels, Restaurants & Leisure — 1.0%
51	Hilton Worldwide Holdings, Inc.	4,079
9	McDonald’s Corp.	1,497
59	Royal Caribbean Cruises Ltd.	7,086
41	Yum Brands, Inc.	3,356

		16,018

	Household Durables — 0.5%
67	DR Horton, Inc.	3,407
25	PulteGroup, Inc.	836
68	Toll Brothers, Inc.	3,272

		7,515

	Internet & Direct Marketing Retail — 2.1%
25	Amazon.com, Inc. (a) (o)	29,419
2	Priceline Group, Inc. (The) (a)	3,210

		32,629

	Media — 3.9%
32	Charter Communications, Inc., Class A (a) (o)	10,698
562	Comcast Corp., Class A (o)	22,517
81	DISH Network Corp., Class A (a)	3,879
391	Sirius XM Holdings, Inc.	2,097
16	Time Warner, Inc.	1,435
304	Twenty-First Century Fox, Inc., Class A	10,482
97	Walt Disney Co. (The)	10,472

		61,580

	Multiline Retail — 0.5%
73	Dollar Tree, Inc. (a)	7,843

	Specialty Retail — 3.5%
57	Best Buy Co., Inc.	3,895
104	Home Depot, Inc. (The) (o)	19,777
141	Lowe’s Cos., Inc. (o)	13,080
18	O’Reilly Automotive, Inc. (a)	4,422
88	Ross Stores, Inc.	7,089
83	TJX Cos., Inc. (The) (o)	6,355

		54,618

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.7%
112	NIKE, Inc., Class B	7,015
27	PVH Corp.	3,760
11	VF Corp.	779

		11,554

	Total Consumer Discretionary	203,806

	Consumer Staples — 7.9%
	Beverages — 2.6%
85	Coca-Cola Co. (The)	3,907
29	Constellation Brands, Inc., Class A	6,698
127	Molson Coors Brewing Co., Class B (o)	10,460
163	PepsiCo, Inc.	19,491

		40,556

	Food & Staples Retailing — 1.4%
51	Costco Wholesale Corp. (o)	9,554
48	CVS Health Corp.	3,444
35	Kroger Co. (The)	949
121	Walgreens Boots Alliance, Inc.	8,807

		22,754

	Food Products — 1.1%
25	Archer-Daniels-Midland Co. (o)	992
4	JM Smucker Co. (The)	525
24	Kraft Heinz Co. (The) (o)	1,861
317	Mondelez International, Inc., Class A (o)	13,582

		16,960

	Household Products — 1.1%
65	Kimberly-Clark Corp. (o)	7,824
109	Procter & Gamble Co. (The)	9,973

		17,797

	Personal Products — 0.3%
36	Estee Lauder Cos., Inc. (The), Class A	4,593

	Tobacco — 1.4%
206	Philip Morris International, Inc. (o)	21,726

	Total Consumer Staples	124,386

	Energy — 6.0%
	Energy Equipment & Services — 0.1%
33	Halliburton Co.	1,590

	Oil, Gas & Consumable Fuels — 5.9%
85	Anadarko Petroleum Corp.	4,563
124	Chevron Corp.	15,488
41	Concho Resources, Inc. (a) (o)	6,124
58	Diamondback Energy, Inc. (a)	7,331
103	EOG Resources, Inc.	11,130

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
49	EQT Corp.	2,790
192	Exxon Mobil Corp. (o)	16,022
281	Kinder Morgan, Inc.	5,085
79	Marathon Petroleum Corp.	5,206
99	Occidental Petroleum Corp.	7,288
30	ONEOK, Inc.	1,598
60	Pioneer Natural Resources Co.	10,346

		92,971

	Total Energy	94,561

	Financials — 14.3%
	Banks — 5.9%
1,033	Bank of America Corp. (o)	30,503
327	Citigroup, Inc.	24,323
47	Citizens Financial Group, Inc.	1,986
37	Comerica, Inc.	3,203
290	KeyCorp	5,843
51	SunTrust Banks, Inc.	3,291
10	SVB Financial Group (a)	2,242
363	Wells Fargo & Co. (o)	22,023

		93,414

	Capital Markets — 3.3%
176	Bank of New York Mellon Corp. (The)	9,502
231	Charles Schwab Corp. (The) (o)	11,861
83	Intercontinental Exchange, Inc.	5,847
285	Morgan Stanley (o)	14,949
95	State Street Corp. (o)	9,295

		51,454

	Consumer Finance — 1.1%
112	American Express Co.	11,124
61	Capital One Financial Corp.	6,103

		17,227

	Diversified Financial Services — 1.6%
117	Berkshire Hathaway, Inc., Class B (a) (o)	23,129
48	Voya Financial, Inc.	2,356

		25,485

	Insurance — 2.4%
153	American International Group, Inc.	9,111
44	Arthur J Gallagher & Co.	2,767
9	Brighthouse Financial, Inc. (a) (o)	532
66	Chubb Ltd.	9,604
10	Everest Re Group Ltd.	2,143
21	Hartford Financial Services Group, Inc. (The)	1,155
234	MetLife, Inc. (o)	11,845

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
36	XL Group Ltd., (Bermuda)	1,252

		38,409

	Total Financials	225,989

	Health Care — 13.2%
	Biotechnology — 2.4%
29	AbbVie, Inc.	2,784
16	Alexion Pharmaceuticals, Inc. (a)	1,903
4	Amgen, Inc.	686
28	Biogen, Inc. (a)	9,017
7	BioMarin Pharmaceutical, Inc. (a)	603
88	Celgene Corp. (a)	9,231
100	Gilead Sciences, Inc.	7,143
39	Vertex Pharmaceuticals, Inc. (a)	5,894

		37,261

	Health Care Equipment & Supplies — 2.4%
185	Abbott Laboratories	10,543
33	Becton Dickinson and Co.	7,161
327	Boston Scientific Corp. (a) (o)	8,100
4	Cooper Cos., Inc. (The)	781
47	Danaher Corp.	4,405
60	Zimmer Biomet Holdings, Inc.	7,222

		38,212

	Health Care Providers & Services — 2.5%
32	AmerisourceBergen Corp.	2,920
53	Cigna Corp.	10,675
5	McKesson Corp.	811
117	UnitedHealth Group, Inc. (o)	25,817

		40,223

	Life Sciences Tools & Services — 0.7%
49	Agilent Technologies, Inc.	3,287
14	Illumina, Inc. (a)	2,994
25	Thermo Fisher Scientific, Inc.	4,780

		11,061

	Pharmaceuticals — 5.2%
52	Allergan plc	8,565
177	Bristol-Myers Squibb Co.	10,817
144	Eli Lilly & Co.	12,199
125	Johnson & Johnson	17,529
156	Merck & Co., Inc. (o)	8,798
38	Mylan NV (a)	1,601
612	Pfizer, Inc. (o)	22,171

		81,680

	Total Health Care	208,437

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Industrials — 9.8%
	Aerospace & Defense — 1.3%
44	General Dynamics Corp. (o)	9,037
27	Northrop Grumman Corp.	8,376
29	United Technologies Corp.	3,713

		21,126

	Air Freight & Logistics — 0.0% (g)
3	FedEx Corp.	772

	Airlines — 0.7%
142	Delta Air Lines, Inc.	7,959
35	United Continental Holdings, Inc. (a)	2,348

		10,307

	Building Products — 0.7%
84	Allegion plc	6,675
83	Masco Corp.	3,646

		10,321

	Electrical Equipment — 0.7%
149	Eaton Corp. plc	11,767

	Industrial Conglomerates — 1.7%
415	General Electric Co.	7,239
131	Honeywell International, Inc. (o)	20,034

		27,273

	Machinery — 2.7%
42	Deere & Co.	6,522
10	Fortive Corp. (o)	718
148	Ingersoll-Rand plc	13,176
44	PACCAR, Inc. (o)	3,161
13	Parker-Hannifin Corp. (o)	2,557
27	Snap-on, Inc.	4,727
74	Stanley Black & Decker, Inc.	12,608

		43,469

	Road & Rail — 2.0%
9	Canadian Pacific Railway Ltd., (Canada)	1,573
73	Norfolk Southern Corp. (o)	10,599
140	Union Pacific Corp. (o)	18,804

		30,976

	Total Industrials	156,011

	Information Technology — 24.2%
	Communications Equipment — 0.4%
115	Cisco Systems, Inc.	4,408
7	Harris Corp.	1,051

		5,459

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 0.4%
73	TE Connectivity Ltd.	6,912

	Internet Software & Services — 5.6%
25	Alphabet, Inc., Class A (a) (o)	26,665
26	Alphabet, Inc., Class C (a) (o)	27,315
197	Facebook, Inc., Class A (a) (o)	34,841

		88,821

	IT Services — 4.2%
127	Accenture plc, Class A (o)	19,396
97	Fidelity National Information Services, Inc.	9,093
48	International Business Machines Corp. (o)	7,330
50	Vantiv, Inc., Class A (a)	3,711
221	Visa, Inc., Class A	25,172
12	WEX, Inc. (a)	1,671

		66,373

	Semiconductors & Semiconductor Equipment — 3.9%
151	Analog Devices, Inc. (o)	13,407
62	Broadcom Ltd. (o)	16,031
44	Microchip Technology, Inc.	3,825
51	Micron Technology, Inc. (a)	2,089
41	NVIDIA Corp. (o)	7,934
183	Texas Instruments, Inc. (o)	19,115

		62,401

	Software — 5.3%
99	Adobe Systems, Inc. (a) (o)	17,430
6	CA, Inc.	206
10	Intuit, Inc.	1,531
689	Microsoft Corp. (o)	58,899
40	Oracle Corp. (o)	1,895
40	Symantec Corp.	1,134
24	Workday, Inc., Class A (a)	2,422

		83,517

	Technology Hardware, Storage & Peripherals — 4.4%
381	Apple, Inc. (o)	64,500
268	HP, Inc. (o)	5,633

		70,133

	Total Information Technology	383,616

	Materials — 2.9%
	Chemicals — 2.1%
7	Albemarle Corp.	946
37	Celanese Corp., Series A	3,914
260	DowDuPont, Inc. (o)	18,495
101	Eastman Chemical Co.	9,324

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures and Options contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Chemicals — continued
6	Mosaic Co. (The) (o)	161

		32,840

	Construction Materials — 0.0% (g)
8	Vulcan Materials Co.	976

	Containers & Packaging — 0.4%
49	Crown Holdings, Inc. (a)	2,752
60	WestRock Co.	3,821

		6,573

	Metals & Mining — 0.4%
69	Alcoa Corp. (a)	3,702
51	Freeport-McMoRan, Inc. (a)	967
33	Newmont Mining Corp.	1,242

		5,911

	Total Materials	46,300

	Real Estate — 2.4%
	Equity Real Estate Investment Trusts (REITs) — 2.4%
15	American Tower Corp.	2,128
30	AvalonBay Communities, Inc.	5,345
16	Boston Properties, Inc.	2,045
38	Brixmor Property Group, Inc.	705
10	Digital Realty Trust, Inc.	1,185
6	Equinix, Inc.	2,759
59	Equity Residential	3,762
3	Essex Property Trust, Inc.	733
26	Extra Space Storage, Inc.	2,270
21	Federal Realty Investment Trust	2,816
67	HCP, Inc. (o)	1,741
21	Omega Healthcare Investors, Inc.	583
24	Prologis, Inc.	1,567
27	Public Storage	5,669
9	SBA Communications Corp. (a)	1,541
41	Vornado Realty Trust	3,236

	Total Real Estate	38,085

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.7%
121	AT&T, Inc.	4,719
128	Verizon Communications, Inc. (o)	6,785

		11,504

	Wireless Telecommunication Services — 0.2%
48	T-Mobile US, Inc. (a)	3,064

	Total Telecommunication Services	14,568

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 2.9%
	Electric Utilities — 2.5%
70	American Electric Power Co., Inc.	5,184
31	Duke Energy Corp.	2,628
31	Entergy Corp.	2,510
149	Exelon Corp.	5,878
79	NextEra Energy, Inc. (o)	12,408
230	Xcel Energy, Inc.	11,045

		39,653

	Multi-Utilities — 0.4%
44	CMS Energy Corp.	2,075
73	NiSource, Inc.	1,871
15	Public Service Enterprise Group, Inc.	778
27	WEC Energy Group, Inc.	1,760

		6,484

	Total Utilities	46,137

	Total Common Stocks (Cost $1,347,563)	1,541,896

NUMBER OF CONTRACTS
Options Purchased — 0.9%
	Put Options — 0.9%
	Index Options — 0.9%
5,851	S&P 500 Index, expiring 03/29/2018 at USD 2,530.00, European Style (a) Notional Amount: USD 1,564,329 Exchange Traded (Cost $14,060)	13,399

PRINCIPAL AMOUNT($)
Short-Term Investments — 4.8%
	U.S. Treasury Obligation — 0.0% (g)
355	U.S. Treasury Bills, 1.05%, 03/01/2018 (n)	354

SHARES
	Investment Company — 4.8%
76,214	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l)	76,214

	Total Short-Term Investments (Cost $76,569)	76,568

	Total Investments — 103.1% (Cost $1,438,192)	1,631,863
	Liabilities in Excess of Other Assets — (3.1)%	(48,697)

	NET ASSETS — 100.0%	$1,583,166

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	183	03/2018	USD	24,485	207

					207

Written Call Option Contracts as of December 31, 2017:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange Traded	5,851	USD 1,564,329	USD 2,750.00	03/29/2018	(8,952)

Written Put Option Contracts as of December 31, 2017:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange Traded	5,851	USD 1,564,329	USD 2,125.00	03/29/2018	(1,960)

Total Written Options Contracts (Premiums Received $9,912)						(10,912)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.6%
	Consumer Discretionary — 16.8%
	Automobiles — 0.5%
232	Tesla, Inc. (a)	72,327

	Hotels, Restaurants & Leisure — 0.4%
675	Las Vegas Sands Corp.	46,932

	Internet & Direct Marketing Retail — 8.4%
593	Amazon.com, Inc. (a)	693,969
925	Netflix, Inc. (a)	177,486
119	Priceline Group, Inc. (The) (a)	207,643

		1,079,098

	Media — 1.6%
5,039	Comcast Corp., Class A	201,816

	Specialty Retail — 5.9%
2,864	Home Depot, Inc. (The)	542,878
1,847	Ross Stores, Inc.	148,188
296	Ulta Beauty, Inc. (a)	66,164

		757,230

	Total Consumer Discretionary	2,157,403

	Consumer Staples — 2.4%
	Beverages — 2.4%
596	Constellation Brands, Inc., Class A	136,273
2,805	Monster Beverage Corp. (a)	177,532

	Total Consumer Staples	313,805

	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
81	Pioneer Natural Resources Co.	14,031

	Financials — 7.4%
	Banks — 0.7%
374	SVB Financial Group (a)	87,454

	Capital Markets — 6.7%
7,178	Charles Schwab Corp. (The)	368,730
2,651	Intercontinental Exchange, Inc.	187,063
2,293	Morgan Stanley	120,293
1,093	S&P Global, Inc.	185,205

		861,291

	Total Financials	948,745

	Health Care — 13.0%
	Biotechnology — 2.4%
524	Incyte Corp. (a)	49,647
60	Regeneron Pharmaceuticals, Inc. (a)	22,595
1,561	Vertex Pharmaceuticals, Inc. (a)	233,974

		306,216

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 7.1%
1,274	Becton Dickinson and Co.	272,777
5,081	Boston Scientific Corp. (a)	125,965
817	DexCom, Inc. (a)	46,870
1,290	Intuitive Surgical, Inc. (a)	470,691

		916,303

	Health Care Providers & Services — 2.7%
93	Humana, Inc.	23,095
1,464	UnitedHealth Group, Inc.	322,759

		345,854

	Life Sciences Tools & Services — 0.8%
277	Illumina, Inc. (a)	60,625
190	Thermo Fisher Scientific, Inc.	36,032

		96,657

	Total Health Care	1,665,030

	Industrials — 9.6%
	Aerospace & Defense — 2.8%
859	Boeing Co. (The)	253,239
360	Northrop Grumman Corp.	110,580

		363,819

	Airlines — 2.5%
2,718	Delta Air Lines, Inc.	152,225
2,539	Southwest Airlines Co.	166,194

		318,419

	Electrical Equipment — 0.9%
555	Rockwell Automation, Inc.	108,974

	Industrial Conglomerates — 2.7%
1,227	Honeywell International, Inc.	188,188
626	Roper Technologies, Inc.	162,056

		350,244

	Trading Companies & Distributors — 0.7%
525	United Rentals, Inc. (a)	90,330

	Total Industrials	1,231,786

	Information Technology — 47.0%
	Electronic Equipment, Instruments & Components — 1.1%
592	Amphenol Corp., Class A	51,951
535	Universal Display Corp.	92,437

		144,388

	Internet Software & Services — 11.4%
715	Alphabet, Inc., Class C (a)	748,240
2,937	Facebook, Inc., Class A (a)	518,285
524	MercadoLibre, Inc., (Argentina)	164,913

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Internet Software & Services — continued
309	Shopify, Inc., (Canada), Class A (a)	31,209

		1,462,647

	IT Services — 9.8%
3,668	Mastercard, Inc., Class A	555,174
3,937	PayPal Holdings, Inc. (a)	289,875
1,792	Vantiv, Inc., Class A (a)	131,831
2,432	Visa, Inc., Class A	277,342

		1,254,222

	Semiconductors & Semiconductor Equipment — 7.5%
4,433	Applied Materials, Inc.	226,601
1,310	Broadcom Ltd.	336,507
2,085	NVIDIA Corp.	403,422

		966,530

	Software — 11.5%
4,625	Activision Blizzard, Inc.	292,836
1,794	Adobe Systems, Inc. (a)	314,451
1,977	Electronic Arts, Inc. (a)	207,690
3,340	Microsoft Corp.	285,712
1,067	salesforce.com, Inc. (a)	109,059
1,854	ServiceNow, Inc. (a)	241,789
1,938	Snap, Inc., Class A (a)	28,308

		1,479,845

	Technology Hardware, Storage & Peripherals — 5.7%
4,285	Apple, Inc.	725,136

	Total Information Technology	6,032,768

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 2.5%
	Chemicals — 2.0%
431	Albemarle Corp.	55,108
634	Ecolab, Inc.	85,070
284	Sherwin-Williams Co. (The)	116,451

		256,629

	Construction Materials — 0.5%
555	Vulcan Materials Co.	71,297

	Total Materials	327,926

	Real Estate — 0.8%
	Equity Real Estate Investment Trusts (REITs) — 0.8%
225	Equinix, Inc.	101,861

	Total Common Stocks (Cost $6,482,170)	12,793,355

Short-Term Investment — 1.1%
	Investment Company — 1.1%
135,129	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $135,129)	135,129

	Total Investments — 100.7% (Cost $6,617,299)	12,928,484
	Liabilities in Excess of Other Assets — (0.7)%	(84,595)

	NET ASSETS — 100.0%	$12,843,889

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.7%
	Consumer Discretionary — 16.8%
	Auto Components — 2.3%
76	Delphi Technologies plc (a)	3,981
524	Magna International, Inc., (Canada)	29,667

		33,648

	Automobiles — 4.4%
1,860	Ford Motor Co.	23,232
987	General Motors Co.	40,449

		63,681

	Hotels, Restaurants & Leisure — 0.3%
265	Arcos Dorados Holdings, Inc., (Uruguay), Class A (a)	2,740
5	Chipotle Mexican Grill, Inc. (a)	1,445

		4,185

	Household Durables — 3.5%
161	CalAtlantic Group, Inc.	9,096
274	DR Horton, Inc.	13,993
228	Lennar Corp., Class A	14,406
284	Toll Brothers, Inc.	13,623

		51,118

	Leisure Products — 1.0%
259	Brunswick Corp.	14,313

	Media — 2.1%
382	Comcast Corp., Class A	15,279
309	DISH Network Corp., Class A (a)	14,756

		30,035

	Specialty Retail — 2.4%
13	AutoZone, Inc. (a)	9,532
51	Lowe’s Cos., Inc.	4,740
137	Murphy USA, Inc. (a)	11,001
39	O’Reilly Automotive, Inc. (a)	9,261

		34,534

	Textiles, Apparel & Luxury Goods — 0.8%
206	Hanesbrands, Inc.	4,299
152	Tapestry, Inc.	6,705

		11,004

	Total Consumer Discretionary	242,518

	Consumer Staples — 3.9%
	Food & Staples Retailing — 2.4%
95	CVS Health Corp.	6,888
626	Kroger Co. (The)	17,173
159	Walgreens Boots Alliance, Inc.	11,539

		35,600

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.2%
117	Lamb Weston Holdings, Inc.	6,576
246	Mondelez International, Inc., Class A	10,546

		17,122

	Tobacco — 0.3%
38	Philip Morris International, Inc.	4,015

	Total Consumer Staples	56,737

	Energy — 10.9%
	Energy Equipment & Services — 0.5%
232	Baker Hughes a GE Co.	7,331

	Oil, Gas & Consumable Fuels — 10.4%
102	Anadarko Petroleum Corp.	5,445
238	Diamondback Energy, Inc. (a)	30,098
275	EOG Resources, Inc.	29,643
294	EQT Corp.	16,723
448	Occidental Petroleum Corp.	33,014
172	Pioneer Natural Resources Co.	29,730
223	Plains GP Holdings LP, Class A	4,888

		149,541

	Total Energy	156,872

	Financials — 31.7%
	Banks — 16.9%
1,850	Bank of America Corp.	54,603
768	Citigroup, Inc.	57,119
640	Huntington Bancshares, Inc.	9,320
49	IBERIABANK Corp.	3,805
1,772	KeyCorp	35,743
65	Signature Bank (a)	8,950
176	SunTrust Banks, Inc.	11,349
29	SVB Financial Group (a)	6,747
913	Wells Fargo & Co.	55,408

		243,044

	Capital Markets — 6.7%
230	Bank of New York Mellon Corp. (The)	12,377
586	Charles Schwab Corp. (The)	30,088
183	Intercontinental Exchange, Inc.	12,884
421	Morgan Stanley	22,090
201	State Street Corp.	19,629

		97,068

	Consumer Finance — 1.6%
151	Ally Financial, Inc.	4,409
191	Capital One Financial Corp.	18,970

		23,379

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Diversified Financial Services — 2.5%
75	Berkshire Hathaway, Inc., Class B (a)	14,886
417	Voya Financial, Inc.	20,649

		35,535

	Insurance — 4.0%
35	Brighthouse Financial, Inc. (a)	2,063
201	Lincoln National Corp.	15,466
363	MetLife, Inc.	18,344
120	Prudential Financial, Inc.	13,809
234	XL Group Ltd., (Bermuda)	8,224

		57,906

	Total Financials	456,932

	Health Care — 9.1%
	Biotechnology — 1.6%
20	Biogen, Inc. (a)	6,435
42	Celgene Corp. (a)	4,352
167	Gilead Sciences, Inc.	11,964

		22,751

	Health Care Equipment & Supplies — 2.2%
275	Boston Scientific Corp. (a)	6,815
208	Zimmer Biomet Holdings, Inc.	25,135

		31,950

	Health Care Providers & Services — 3.9%
39	Aetna, Inc.	7,053
140	AmerisourceBergen Corp.	12,855
19	Cigna Corp.	3,838
57	McKesson Corp.	8,889
85	UnitedHealth Group, Inc.	18,695
42	Universal Health Services, Inc., Class B	4,761

		56,091

	Pharmaceuticals — 1.4%
130	Allergan plc	21,249

	Total Health Care	132,041

	Industrials — 12.0%
	Airlines — 5.2%
754	Delta Air Lines, Inc.	42,241
390	JetBlue Airways Corp. (a)	8,715
206	Southwest Airlines Co.	13,509
165	United Continental Holdings, Inc. (a)	11,104

		75,569

	Building Products — 0.5%
83	Allegion plc	6,580

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 1.5%
272	Eaton Corp. plc	21,499

	Industrial Conglomerates — 0.5%
409	General Electric Co.	7,132

	Machinery — 2.2%
101	Ingersoll-Rand plc	9,044
104	PACCAR, Inc.	7,420
90	Snap-on, Inc.	15,722

		32,186

	Road & Rail — 2.1%
153	Norfolk Southern Corp.	22,126
61	Union Pacific Corp.	8,180

		30,306

	Total Industrials	173,272

	Information Technology — 6.2%
	Communications Equipment — 1.0%
378	CommScope Holding Co., Inc. (a)	14,285

	Electronic Equipment, Instruments & Components — 0.3%
130	Corning, Inc.	4,155

	IT Services — 3.4%
46	FleetCor Technologies, Inc. (a)	8,813
96	International Business Machines Corp.	14,790
181	WEX, Inc. (a)	25,619

		49,222

	Semiconductors & Semiconductor Equipment — 1.3%
31	Broadcom Ltd.	7,951
163	QUALCOMM, Inc.	10,455

		18,406

	Technology Hardware, Storage & Peripherals — 0.2%
19	Apple, Inc.	3,266

	Total Information Technology	89,334

	Materials — 4.9%
	Chemicals — 2.6%
33	Celanese Corp., Series A	3,512
190	DowDuPont, Inc.	13,563
229	Eastman Chemical Co.	21,243

		38,318

	Containers & Packaging — 0.5%
117	WestRock Co.	7,396

	Metals & Mining — 1.8%
742	AK Steel Holding Corp. (a)	4,198
224	Alcoa Corp. (a)	12,078

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Metals & Mining — continued
110	Reliance Steel & Aluminum Co.	9,402

		25,678

	Total Materials	71,392

	Real Estate — 0.5%
	Equity Real Estate Investment Trusts (REITs) — 0.3%
221	Brixmor Property Group, Inc.	4,128

	Real Estate Management & Development — 0.2%
149	St Joe Co. (The) (a)	2,682

	Total Real Estate	6,810

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.7%
627	AT&T, Inc.	24,393

	Total Common Stocks (Cost $1,185,913)	1,410,301

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
36	Emergent Capital, Inc., expiring 10/01/2019 (Strike Price $10.75) (a) (bb) (Cost $—)	—	(h)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.6%
	Investment Company — 3.6%
51,285	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $51,285)	51,285

	Total Investments — 101.3% (Cost $1,237,198)	1,461,586
	Liabilities in Excess of Other Assets — (1.3)%	(18,808)

	NET ASSETS — 100.0%	$1,442,778

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.6%
	Consumer Discretionary — 13.9%
	Auto Components — 0.1%
109	Aptiv plc	9,264
252	Delphi Technologies plc (a)	13,244

		22,508

	Automobiles — 0.2%
2,748	Ford Motor Co.	34,326

	Hotels, Restaurants & Leisure — 0.2%
329	Hilton Worldwide Holdings, Inc.	26,300

	Household Durables — 0.4%
771	Lennar Corp., Class A	48,745
23	Mohawk Industries, Inc. (a)	6,463
19	Toll Brothers, Inc.	906

		56,114

	Internet & Direct Marketing Retail — 2.5%
319	Amazon.com, Inc. (a)	373,216
156	Expedia, Inc.	18,732

		391,948

	Media — 4.2%
28	CBS Corp. (Non-Voting), Class B	1,629
245	Charter Communications, Inc., Class A (a)	82,289
1,853	Comcast Corp., Class A	74,201
1,966	DISH Network Corp., Class A (a)	93,857
1,509	Twenty-First Century Fox, Inc., Class A	52,110
260	Twenty-First Century Fox, Inc., Class B	8,886
3,141	Walt Disney Co. (The)	337,666

		650,638

	Multiline Retail — 0.3%
383	Dollar Tree, Inc. (a)	41,132

	Specialty Retail — 4.6%
191	AutoZone, Inc. (a)	135,698
1,253	Home Depot, Inc. (The)	237,422
2,156	Lowe’s Cos., Inc.	200,352
553	O’Reilly Automotive, Inc. (a)	133,017
248	TJX Cos., Inc. (The)	18,953

		725,442

	Textiles, Apparel & Luxury Goods — 1.4%
2,560	NIKE, Inc., Class B	160,104
439	PVH Corp.	60,167

		220,271

	Total Consumer Discretionary	2,168,679

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 7.5%
	Beverages — 3.2%
4,009	Coca-Cola Co. (The)	183,915
50	Dr Pepper Snapple Group, Inc.	4,814
1,162	Molson Coors Brewing Co., Class B	95,336
1,782	PepsiCo, Inc.	213,699

		497,764

	Food & Staples Retailing — 2.1%
588	Costco Wholesale Corp.	109,390
1,526	CVS Health Corp.	110,606
2,641	Kroger Co. (The)	72,505
519	Walgreens Boots Alliance, Inc.	37,680

		330,181

	Food Products — 1.0%
271	Kraft Heinz Co. (The)	21,084
3,092	Mondelez International, Inc., Class A	132,318

		153,402

	Tobacco — 1.2%
1,867	Philip Morris International, Inc.	197,286

	Total Consumer Staples	1,178,633

	Energy — 6.2%
	Oil, Gas & Consumable Fuels — 6.2%
468	Anadarko Petroleum Corp.	25,102
7	Andeavor	804
1,698	Cabot Oil & Gas Corp.	48,549
252	Chevron Corp.	31,598
1,082	Concho Resources, Inc. (a)	162,465
346	Diamondback Energy, Inc. (a)	43,671
2,493	EOG Resources, Inc.	269,063
458	EQT Corp.	26,098
971	Occidental Petroleum Corp.	71,517
1,658	Parsley Energy, Inc., Class A (a)	48,804
1,079	Pioneer Natural Resources Co.	186,453
1,122	RSP Permian, Inc. (a)	45,636
31	Valero Energy Corp.	2,803

	Total Energy	962,563

	Financials — 14.6%
	Banks — 7.2%
14,657	Bank of America Corp.	432,663
5,121	Citigroup, Inc.	381,020
231	First Republic Bank	20,047
3,977	Huntington Bancshares, Inc.	57,899
505	KeyCorp	10,182
1,353	SunTrust Banks, Inc.	87,403

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Banks — continued
150	SVB Financial Group (a)	34,980
1,581	Wells Fargo & Co.	95,933

		1,120,127

	Capital Markets — 2.7%
316	Ameriprise Financial, Inc.	53,480
703	Bank of New York Mellon Corp. (The)	37,884
1,020	Charles Schwab Corp. (The)	52,376
58	Goldman Sachs Group, Inc. (The)	14,846
630	Intercontinental Exchange, Inc.	44,425
4,303	Morgan Stanley	225,794

		428,805

	Consumer Finance — 0.7%
1,067	Capital One Financial Corp.	106,250

	Diversified Financial Services — 0.4%
49	Berkshire Hathaway, Inc., Class B (a)	9,806
1,104	Voya Financial, Inc.	54,620

		64,426

	Insurance — 3.6%
2,937	American International Group, Inc.	174,996
1,112	Chubb Ltd.	162,510
1,635	Hartford Financial Services Group, Inc. (The)	92,032
77	Lincoln National Corp.	5,911
2,543	MetLife, Inc.	128,552

		564,001

	Total Financials	2,283,609

	Health Care — 14.0%
	Biotechnology — 2.2%
416	Biogen, Inc. (a)	132,594
97	BioMarin Pharmaceutical, Inc. (a)	8,632
347	Celgene Corp. (a)	36,185
29	Gilead Sciences, Inc.	2,059
356	Incyte Corp. (a)	33,688
849	Vertex Pharmaceuticals, Inc. (a)	127,246

		340,404

	Health Care Equipment & Supplies — 1.5%
551	Abbott Laboratories	31,424
6,706	Boston Scientific Corp. (a)	166,246
75	Danaher Corp.	7,001
323	Zimmer Biomet Holdings, Inc.	38,953

		243,624

	Health Care Providers & Services — 2.9%
148	Aetna, Inc.	26,672
173	AmerisourceBergen Corp.	15,901

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
131	Cigna Corp.	26,547
1,740	UnitedHealth Group, Inc.	383,592

		452,712

	Life Sciences Tools & Services — 0.8%
497	Agilent Technologies, Inc.	33,314
474	Thermo Fisher Scientific, Inc.	90,015

		123,329

	Pharmaceuticals — 6.6%
306	Allergan plc	50,107
1,344	Bristol-Myers Squibb Co.	82,384
1,279	Eli Lilly & Co.	108,008
2,040	Johnson & Johnson	285,056
2,105	Merck & Co., Inc.	118,431
148	Mylan NV (a)	6,275
10,523	Pfizer, Inc.	381,137

		1,031,398

	Total Health Care	2,191,467

	Industrials — 12.6%
	Aerospace & Defense — 3.5%
1,082	General Dynamics Corp.	220,080
276	L3 Technologies, Inc.	54,573
823	Northrop Grumman Corp.	252,492
195	United Technologies Corp.	24,899

		552,044

	Airlines — 0.3%
909	Delta Air Lines, Inc.	50,901

	Building Products — 0.5%
449	Allegion plc	35,707
781	Masco Corp.	34,300

		70,007

	Commercial Services & Supplies — 0.0% (g)
38	Waste Management, Inc.	3,258

	Electrical Equipment — 1.3%
2,634	Eaton Corp. plc	208,142

	Industrial Conglomerates — 1.0%
5,132	General Electric Co.	89,551
400	Honeywell International, Inc.	61,296

		150,847

	Machinery — 2.9%
697	Caterpillar, Inc.	109,805
47	Dover Corp.	4,787
1,349	Ingersoll-Rand plc	120,296

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Machinery — continued
67	PACCAR, Inc.	4,770
22	Parker-Hannifin Corp.	4,463
490	Snap-on, Inc.	85,321
736	Stanley Black & Decker, Inc.	124,831

		454,273

	Road & Rail — 3.1%
1,338	CSX Corp.	73,625
1,375	Norfolk Southern Corp.	199,286
1,606	Union Pacific Corp.	215,379

		488,290

	Trading Companies & Distributors — 0.0% (g)
43	HD Supply Holdings, Inc. (a)	1,717

	Total Industrials	1,979,479

	Information Technology — 25.5%
	Electronic Equipment, Instruments & Components — 0.0% (g)
73	Corning, Inc.	2,339

	Internet Software & Services — 5.6%
395	Alphabet, Inc., Class A (a)	415,609
235	Alphabet, Inc., Class C (a)	245,449
1,255	Facebook, Inc., Class A (a)	221,460

		882,518

	IT Services — 5.2%
1,153	Accenture plc, Class A	176,531
151	Alliance Data Systems Corp.	38,377
166	Fidelity National Information Services, Inc.	15,640
1,278	International Business Machines Corp.	196,096
61	Mastercard, Inc., Class A	9,201
41	PayPal Holdings, Inc. (a)	3,014
2,916	Visa, Inc., Class A	332,441
241	WEX, Inc. (a)	34,053

		805,353

	Semiconductors & Semiconductor Equipment — 5.8%
2,076	Analog Devices, Inc.	184,803
240	Broadcom Ltd.	61,635
571	Maxim Integrated Products, Inc.	29,860
2,005	Microchip Technology, Inc.	176,210
898	NVIDIA Corp.	173,712
97	QUALCOMM, Inc.	6,217
2,647	Texas Instruments, Inc.	276,443

		908,880

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 4.9%
235	Adobe Systems, Inc. (a)	41,155
7,383	Microsoft Corp.	631,544
1,105	Oracle Corp.	52,255
422	Workday, Inc., Class A (a)	42,958

		767,912

	Technology Hardware, Storage & Peripherals — 4.0%
3,680	Apple, Inc.	622,715

	Total Information Technology	3,989,717

	Materials — 1.7%
	Chemicals — 0.7%
978	DowDuPont, Inc.	69,650
414	Eastman Chemical Co.	38,315
28	Westlake Chemical Corp.	3,017

		110,982

	Construction Materials — 0.4%
25	Martin Marietta Materials, Inc.	5,590
416	Vulcan Materials Co.	53,349

		58,939

	Containers & Packaging — 0.6%
1,483	WestRock Co.	93,731

	Metals & Mining — 0.0% (g)
162	Alcoa Corp. (a)	8,712

	Total Materials	272,364

	Real Estate — 0.3%
	Equity Real Estate Investment Trusts (REITs) — 0.3%
137	AvalonBay Communities, Inc.	24,522
321	Vornado Realty Trust	25,107

	Total Real Estate	49,629

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.3%
841	Verizon Communications, Inc.	44,517

	Wireless Telecommunication Services — 0.5%
1,229	T-Mobile US, Inc. (a)	78,036

	Total Telecommunication Services	122,553

	Utilities — 2.5%
	Electric Utilities — 2.0%
257	American Electric Power Co., Inc.	18,888
995	NextEra Energy, Inc.	155,399
756	PG&E Corp.	33,897
2,151	Xcel Energy, Inc.	103,490

		311,674

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Multi-Utilities — 0.5%
1,452	CMS Energy Corp.	68,692
306	NiSource, Inc.	7,866

		76,558

	Total Utilities	388,232

	Total Common Stocks (Cost $10,994,285)	15,586,925

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
24	Emergent Capital, Inc., expiring 10/01/2019 (Strike Price $10.75) (a) (bb) (Cost $—)	—	(h)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.8%
	Investment Company — 0.8%
130,236	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $130,236)	130,236

	Total Investments — 100.4% (Cost $11,124,521)	15,717,161
	Liabilities in Excess of Other Assets — (0.4)%	(64,046)

	NET ASSETS — 100.0%	$15,653,115

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	415	03/2018	USD	55,527	51

					51

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.6%
	Consumer Discretionary — 13.2%
	Auto Components — 0.4%
238	Aptiv plc	20,223
81	Delphi Technologies plc (a)	4,273
50	Lear Corp.	8,805

		33,301

	Automobiles — 0.3%
1,957	Ford Motor Co.	24,441

	Diversified Consumer Services — 0.1%
140	H&R Block, Inc.	3,658

	Hotels, Restaurants & Leisure — 1.0%
254	Hilton Worldwide Holdings, Inc.	20,247
44	McDonald’s Corp.	7,625
298	Royal Caribbean Cruises Ltd.	35,508
207	Yum Brands, Inc.	16,889

		80,269

	Household Durables — 0.5%
332	DR Horton, Inc.	16,964
132	PulteGroup, Inc.	4,399
343	Toll Brothers, Inc.	16,458

		37,821

	Internet & Direct Marketing Retail — 2.1%
126	Amazon.com, Inc. (a)	147,823
10	Priceline Group, Inc. (The) (a)	16,601

		164,424

	Media — 4.0%
160	Charter Communications, Inc., Class A (a)	53,618
2,815	Comcast Corp., Class A	112,731
405	DISH Network Corp., Class A (a)	19,325
1,963	Sirius XM Holdings, Inc.	10,522
81	Time Warner, Inc.	7,382
1,514	Twenty-First Century Fox, Inc., Class A	52,292
487	Walt Disney Co. (The)	52,407

		308,277

	Multiline Retail — 0.5%
367	Dollar Tree, Inc. (a)	39,384

	Specialty Retail — 3.5%
287	Best Buy Co., Inc.	19,654
523	Home Depot, Inc. (The)	99,094
706	Lowe’s Cos., Inc.	65,610
93	O’Reilly Automotive, Inc. (a)	22,253

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
443	Ross Stores, Inc.	35,559
430	TJX Cos., Inc. (The)	32,899

		275,069

	Textiles, Apparel & Luxury Goods — 0.8%
561	NIKE, Inc., Class B	35,113
139	PVH Corp.	19,048
53	VF Corp.	3,915

		58,076

	Total Consumer Discretionary	1,024,720

	Consumer Staples — 8.0%
	Beverages — 2.6%
426	Coca-Cola Co. (The)	19,530
146	Constellation Brands, Inc., Class A	33,371
638	Molson Coors Brewing Co., Class B	52,364
816	PepsiCo, Inc.	97,904

		203,169

	Food & Staples Retailing — 1.5%
258	Costco Wholesale Corp.	48,004
238	CVS Health Corp.	17,233
173	Kroger Co. (The)	4,755
605	Walgreens Boots Alliance, Inc.	43,969

		113,961

	Food Products — 1.1%
123	Archer-Daniels-Midland Co.	4,947
20	JM Smucker Co. (The)	2,452
117	Kraft Heinz Co. (The)	9,103
1,589	Mondelez International, Inc., Class A	68,009

		84,511

	Household Products — 1.1%
324	Kimberly-Clark Corp.	39,054
544	Procter & Gamble Co. (The)	49,983

		89,037

	Personal Products — 0.3%
181	Estee Lauder Cos., Inc. (The), Class A	23,069

	Tobacco — 1.4%
1,029	Philip Morris International, Inc.	108,676

	Total Consumer Staples	622,423

	Energy — 6.1%
	Energy Equipment & Services — 0.1%
159	Halliburton Co.	7,751

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 6.0%
426	Anadarko Petroleum Corp.	22,855
621	Chevron Corp.	77,781
206	Concho Resources, Inc. (a)	30,908
291	Diamondback Energy, Inc. (a)	36,758
516	EOG Resources, Inc.	55,695
243	EQT Corp.	13,835
960	Exxon Mobil Corp.	80,286
1,409	Kinder Morgan, Inc.	25,454
393	Marathon Petroleum Corp.	25,937
496	Occidental Petroleum Corp.	36,547
150	ONEOK, Inc.	7,996
300	Pioneer Natural Resources Co.	51,897

		465,949

	Total Energy	473,700

	Financials — 14.6%
	Banks — 6.0%
5,174	Bank of America Corp.	152,746
1,638	Citigroup, Inc.	121,919
234	Citizens Financial Group, Inc.	9,819
185	Comerica, Inc.	16,034
1,448	KeyCorp	29,209
254	SunTrust Banks, Inc.	16,398
48	SVB Financial Group (a)	11,153
1,818	Wells Fargo & Co.	110,269

		467,547

	Capital Markets — 3.3%
880	Bank of New York Mellon Corp. (The)	47,393
1,153	Charles Schwab Corp. (The)	59,254
416	Intercontinental Exchange, Inc.	29,363
1,426	Morgan Stanley	74,818
477	State Street Corp.	46,519

		257,347

	Consumer Finance — 1.1%
562	American Express Co.	55,830
304	Capital One Financial Corp.	30,237

		86,067

	Diversified Financial Services — 1.7%
583	Berkshire Hathaway, Inc., Class B (a)	115,607
240	Voya Financial, Inc.	11,888

		127,495

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 2.5%
767	American International Group, Inc.	45,693
218	Arthur J Gallagher & Co.	13,821
48	Brighthouse Financial, Inc. (a)	2,840
329	Chubb Ltd.	48,096
47	Everest Re Group Ltd.	10,478
109	Hartford Financial Services Group, Inc. (The)	6,114
1,173	MetLife, Inc.	59,288
178	XL Group Ltd., (Bermuda)	6,248

		192,578

	Total Financials	1,131,034

	Health Care — 13.4%
	Biotechnology — 2.4%
143	AbbVie, Inc.	13,799
82	Alexion Pharmaceuticals, Inc. (a)	9,768
21	Amgen, Inc.	3,669
141	Biogen, Inc. (a)	45,059
32	BioMarin Pharmaceutical, Inc. (a)	2,889
444	Celgene Corp. (a)	46,284
502	Gilead Sciences, Inc.	35,961
197	Vertex Pharmaceuticals, Inc. (a)	29,448

		186,877

	Health Care Equipment & Supplies — 2.4%
926	Abbott Laboratories	52,870
167	Becton Dickinson and Co.	35,675
1,635	Boston Scientific Corp. (a)	40,534
17	Cooper Cos., Inc. (The)	3,722
236	Danaher Corp.	21,906
299	Zimmer Biomet Holdings, Inc.	36,095

		190,802

	Health Care Providers & Services — 2.6%
155	AmerisourceBergen Corp.	14,269
264	Cigna Corp.	53,697
26	McKesson Corp.	4,055
587	UnitedHealth Group, Inc.	129,406

		201,427

	Life Sciences Tools & Services — 0.7%
245	Agilent Technologies, Inc.	16,383
67	Illumina, Inc. (a)	14,680
126	Thermo Fisher Scientific, Inc.	23,982

		55,045

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Pharmaceuticals — 5.3%
263	Allergan plc	43,099
889	Bristol-Myers Squibb Co.	54,448
722	Eli Lilly & Co.	60,958
630	Johnson & Johnson	88,024
784	Merck & Co., Inc.	44,111
190	Mylan NV (a)	8,055
3,066	Pfizer, Inc.	111,033

		409,728

	Total Health Care	1,043,879

	Industrials — 10.1%
	Aerospace & Defense — 1.4%
222	General Dynamics Corp.	45,222
137	Northrop Grumman Corp.	41,985
145	United Technologies Corp.	18,436

		105,643

	Air Freight & Logistics — 0.0% (g)
15	FedEx Corp.	3,803

	Airlines — 0.7%
711	Delta Air Lines, Inc.	39,798
179	United Continental Holdings, Inc. (a)	12,076

		51,874

	Building Products — 0.7%
418	Allegion plc	33,244
416	Masco Corp.	18,294

		51,538

	Electrical Equipment — 0.8%
747	Eaton Corp. plc	59,005

	Industrial Conglomerates — 1.7%
2,064	General Electric Co.	36,009
655	Honeywell International, Inc.	100,500

		136,509

	Machinery — 2.8%
209	Deere & Co.	32,659
51	Fortive Corp.	3,687
739	Ingersoll-Rand plc	65,904
223	PACCAR, Inc.	15,818
65	Parker-Hannifin Corp.	13,043
133	Snap-on, Inc.	23,261
372	Stanley Black & Decker, Inc.	63,106

		217,478

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 2.0%
43	Canadian Pacific Railway Ltd., (Canada)	7,878
366	Norfolk Southern Corp.	52,981
703	Union Pacific Corp.	94,271

		155,130

	Total Industrials	780,980

	Information Technology — 24.8%
	Communications Equipment — 0.4%
575	Cisco Systems, Inc.	22,009
38	Harris Corp.	5,380

		27,389

	Electronic Equipment, Instruments & Components — 0.5%
363	TE Connectivity Ltd.	34,519

	Internet Software & Services — 5.7%
128	Alphabet, Inc., Class A (a)	134,311
131	Alphabet, Inc., Class C (a)	136,648
989	Facebook, Inc., Class A (a)	174,563

		445,522

	IT Services — 4.3%
635	Accenture plc, Class A	97,177
485	Fidelity National Information Services, Inc.	45,622
239	International Business Machines Corp.	36,635
252	Vantiv, Inc., Class A (a)	18,571
1,108	Visa, Inc., Class A	126,300
60	WEX, Inc. (a)	8,409

		332,714

	Semiconductors & Semiconductor Equipment — 4.0%
754	Analog Devices, Inc.	67,128
313	Broadcom Ltd.	80,320
219	Microchip Technology, Inc.	19,280
258	Micron Technology, Inc. (a)	10,621
205	NVIDIA Corp.	39,594
917	Texas Instruments, Inc.	95,798

		312,741

	Software — 5.4%
498	Adobe Systems, Inc. (a)	87,200
31	CA, Inc.	1,045
49	Intuit, Inc.	7,684
3,450	Microsoft Corp.	295,081
201	Oracle Corp.	9,499
202	Symantec Corp.	5,662

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software— continued
121	Workday, Inc., Class A (a)	12,268

		418,439

	Technology Hardware, Storage & Peripherals — 4.5%
1,909	Apple, Inc.	323,046
1,343	HP, Inc.	28,211

		351,257

	Total Information Technology	1,922,581

	Materials — 3.0%
	Chemicals — 2.1%
38	Albemarle Corp.	4,852
182	Celanese Corp., Series A	19,456
1,300	DowDuPont, Inc.	92,616
505	Eastman Chemical Co.	46,793
24	Mosaic Co. (The)	605

		164,322

	Construction Materials — 0.1%
38	Vulcan Materials Co.	4,929

	Containers & Packaging — 0.4%
244	Crown Holdings, Inc. (a)	13,750
304	WestRock Co.	19,233

		32,983

	Metals & Mining — 0.4%
344	Alcoa Corp. (a)	18,505
255	Freeport-McMoRan, Inc. (a)	4,844
163	Newmont Mining Corp.	6,129

		29,478

	Total Materials	231,712

	Real Estate — 2.5%
	Equity Real Estate Investment Trusts (REITs) — 2.5%
75	American Tower Corp.	10,642
152	AvalonBay Communities, Inc.	27,131
79	Boston Properties, Inc.	10,298
191	Brixmor Property Group, Inc.	3,557
53	Digital Realty Trust, Inc.	6,059
30	Equinix, Inc.	13,712
294	Equity Residential	18,770
15	Essex Property Trust, Inc.	3,729
129	Extra Space Storage, Inc.	11,274
104	Federal Realty Investment Trust	13,778
333	HCP, Inc.	8,690

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
104	Omega Healthcare Investors, Inc.	2,862
122	Prologis, Inc.	7,875
136	Public Storage	28,456
48	SBA Communications Corp. (a)	7,853
207	Vornado Realty Trust	16,196

	Total Real Estate	190,882

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.7%
608	AT&T, Inc.	23,646
639	Verizon Communications, Inc.	33,816

		57,462

	Wireless Telecommunication Services — 0.2%
241	T-Mobile US, Inc. (a)	15,333

	Total Telecommunication Services	72,795

	Utilities — 3.0%
	Electric Utilities — 2.6%
353	American Electric Power Co., Inc.	25,990
156	Duke Energy Corp.	13,150
154	Entergy Corp.	12,554
750	Exelon Corp.	29,574
398	NextEra Energy, Inc.	62,143
1,151	Xcel Energy, Inc.	55,351

		198,762

	Multi-Utilities — 0.4%
220	CMS Energy Corp.	10,429
369	NiSource, Inc.	9,477
75	Public Service Enterprise Group, Inc.	3,878
135	WEC Energy Group, Inc.	8,961

		32,745

	Total Utilities	231,507

	Total Common Stocks (Cost $5,498,969)	7,726,213

PRINCIPAL AMOUNT($)
Short-Term Investments — 0.3%
	U.S. Treasury Obligation — 0.1%
5,322	U.S. Treasury Bills, 0.98%, 03/01/2018 (k) (n)	5,311

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — continued
	Investment Company — 0.2%
18,787	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l)	18,787

	Total Short-Term Investments (Cost $24,100)	24,098

	Total Investments — 99.9% (Cost $5,523,069)	7,750,311
	Other Assets in Excess of Liabilities — 0.1%	10,134

	NET ASSETS — 100.0%	$7,760,445

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	582	03/2018	USD	77,872	264

					264

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	45

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

USD	— United States Dollar
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.

(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2017.
(n)	— The rate shown is the effective yield as of December 31, 2017.
(o)	— All or a portion of the security is segregated for options written.
(bb)	— Security has been valued using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands, except per share amounts)

	Equity Focus Fund	Equity Income Fund		Growth and Income Fund		Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$211,749	$16,359,523		$576,730		$1,542,250
Investments in affiliates, at value	9,073	285,987		12,620		76,214
Options purchased, at value	—	—		—		13,399
Deposits at broker for futures contracts	—	—		—		2,198
Receivables:
Investment securities sold	—	—		—		9,946
Fund shares sold	338	21,491		159		14,817
Dividends from non-affiliates	78	36,300		780		1,392
Dividends from affiliates	7	240		11		41
Prepaid expenses	—	—		—		43

Total Assets	221,245	16,703,541		590,300		1,660,300

LIABILITIES:
Payables:
Due to custodian	—	—	(a)	—		—	(a)
Due to broker for options written	—	—		—		9
Investment securities purchased	—	25,776		—		63,999
Fund shares redeemed	28	39,835		11,564		1,112
Variation margin on futures contracts	—	—		—		242
Outstanding options written, at fair value	—	—		—		10,912
Accrued liabilities:
Investment advisory fees	90	5,525		175		302
Administration fees	2	1,135		25		97
Distribution fees	3	1,619		118		82
Service fees	46	2,277		104		316
Custodian and accounting fees	9	106		13		29
Trustees’ and Chief Compliance Officer’s fees	—	—		—	(a)	2
Other	3	1,170		110		32

Total Liabilities	181	77,443		12,109		77,134

Net Assets	$221,064	$16,626,098		$578,191		$1,583,166

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Equity Focus Fund	Equity Income Fund	Growth and Income Fund		Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$170,039	$11,724,626	$351,077		$1,475,433
Accumulated undistributed (distributions in excess of) net investment income	(22)	(1)	(91)		(8)
Accumulated net realized gains (losses)	1,430	4,276	10,859		(85,137)
Net unrealized appreciation (depreciation)	49,617	4,897,197	216,346		192,878

Total Net Assets	$221,064	$16,626,098	$578,191		$1,583,166

Net Assets:
Class A	$3,867	$3,257,072	$480,335		$228,442
Class C	3,449	1,369,178	24,836		57,563
Class I	213,748	5,824,058	67,716		1,277,825
Class R2	—	92,945	26		—
Class R3	—	83,392	22		—
Class R4	—	18,857	22		—
Class R5	—	1,138,183	40		109
Class R6	—	4,842,413	5,194		19,227

Total	$221,064	$16,626,098	$578,191		$1,583,166

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	125	190,290	9,557		11,855
Class C	115	81,445	547		3,002
Class I	6,851	334,728	1,280		66,174
Class R2	—	5,452	1		—
Class R3	—	4,876	—	(a)	—
Class R4	—	1,084	—	(a)	—
Class R5	—	65,382	1		6
Class R6	—	278,363	98		995

Net Asset Value (b):
Class A — Redemption price per share	$30.95	$17.12	$50.26		$19.27
Class C — Offering price per share (c)	29.96	16.81	45.39		19.18
Class I — Offering and redemption price per share	31.20	17.40	52.91		19.31
Class R2 — Offering and redemption price per share	—	17.05	50.49		—
Class R3 — Offering and redemption price per share	—	17.10	52.90		—
Class R4 — Offering and redemption price per share	—	17.39	52.90		—
Class R5 — Offering and redemption price per share	—	17.41	53.24		19.34
Class R6 — Offering and redemption price per share	—	17.40	53.24		19.33
Class A maximum sales charge	5.25%	5.25%	5.25%		5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$32.66	$18.07	$53.04		$20.34

Cost of investments in non-affiliates	$162,132	$11,462,326	$360,384		$1,347,918
Cost of investments in affiliates	9,073	285,987	12,620		76,214
Cost of options purchased	—	—	—		14,060
Premiums received from options written	—	—	—		9,912

(a)	Amount rounds to less than 500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund	U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
ASSETS:
Investments in non-affiliates, at value	$12,793,355	$1,410,301	$15,586,925	$7,731,524
Investments in affiliates, at value	135,129	51,285	130,236	18,787
Cash	—	6	2	2
Deposits at broker for futures contracts	—	—	1,885	—
Receivables:
Investment securities sold	—	—	45,719	122,602
Fund shares sold	21,558	4,033	9,713	3,797
Dividends from non-affiliates	993	1,070	13,295	7,230
Dividends from affiliates	158	37	111	35

Total Assets	12,951,193	1,466,732	15,787,886	7,883,977

LIABILITIES:
Payables:
Due to custodian	1	—	—	—
Investment securities purchased	—	22,217	46,501	468
Fund shares redeemed	98,355	945	79,736	120,763
Variation margin on futures contracts	—	—	201	49
Accrued liabilities:
Investment advisory fees	4,451	422	4,883	1,304
Administration fees	209	65	801	302
Distribution fees	943	95	628	84
Service fees	1,443	122	972	123
Custodian and accounting fees	109	20	147	75
Trustees’ and Chief Compliance Officer’s fees	1	1	42	20
Other	1,792	67	860	344

Total Liabilities	107,304	23,954	134,771	123,532

Net Assets	$12,843,889	$1,442,778	$15,653,115	$7,760,445

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund	U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
NET ASSETS:
Paid-in-Capital	$6,392,651	$1,211,542	$10,840,106	$5,657,696
Accumulated undistributed (distributions in excess of) net investment income	(3,826)	75	(1,245)	55
Accumulated net realized gains (losses)	143,879	6,773	221,563	(124,812)
Net unrealized appreciation (depreciation)	6,311,185	224,388	4,592,691	2,227,506

Total Net Assets	$12,843,889	$1,442,778	$15,653,115	$7,760,445

Net Assets:
Class A	$2,596,423	$250,548	$1,433,736	$391,998
Class C	497,677	61,485	304,627	—
Class I	3,766,470	314,587	1,495,606	281,587
Class L	—	—	1,765,832	787,901
Class R2	150,142	11,413	277,382	—
Class R3	4,684	—	51,505	—
Class R4	11,408	—	6,585	—
Class R5	804,117	23,340	956,945	—
Class R6	5,012,968	781,405	9,360,897	6,298,959

Total	$12,843,889	$1,442,778	$15,653,115	$7,760,445

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	69,035	15,878	88,271	13,957
Class C	16,380	4,054	19,319	—
Class I	99,290	20,275	91,871	9,941
Class L	—	—	108,335	27,857
Class R2	4,109	729	17,221	—
Class R3	124	—	3,180	—
Class R4	301	—	405	—
Class R5	20,827	1,490	58,692	—
Class R6	129,036	50,210	573,270	222,653

Net Asset Value (a):
Class A — Redemption price per share	$37.61	$15.78	$16.24	$28.09
Class C — Offering price per share (b)	30.38	15.17	15.77	—
Class I — Offering and redemption price per share	37.93	15.52	16.28	28.33
Class L — Offering and redemption price per share	—	—	16.30	28.28
Class R2 — Offering and redemption price per share	36.53	15.67	16.11	—
Class R3 — Offering and redemption price per share	37.79	—	16.19	—
Class R4 — Offering and redemption price per share	37.93	—	16.27	—
Class R5 — Offering and redemption price per share	38.61	15.66	16.30	—
Class R6 — Offering and redemption price per share	38.85	15.56	16.33	28.29
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$39.69	$16.65	$17.14	$29.65

Cost of investments in non-affiliates	$6,482,170	$1,185,913	$10,994,285	$5,504,282
Cost of investments in affiliates	135,129	51,285	130,236	18,787

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund		Growth and Income Fund		Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—	(a)	$—		$4
Interest income from affiliates	—	(a)	9		—	(a)	6
Dividend income from non-affiliates	1,230		202,455		6,317		10,204
Dividend income from affiliates	36		1,600		62		166

Total investment income	1,266		204,064		6,379		10,380

EXPENSES:
Investment advisory fees	614		31,415		1,131		1,457
Administration fees	83		6,394		230		474
Distribution fees:
Class A	4		3,983		580		244
Class C	13		5,136		100		158
Class R2	—		226		—	(a)	—
Class R3 (b)	—		53		—	(a)	—
Service fees:
Class A	4		3,983		580		244
Class C	4		1,712		34		53
Class I	247		7,439		88		1,151
Class R2	—		113		—	(a)	—
Class R3 (b)	—		53		—	(a)	—
Class R4 (b)	—		15		—	(a)	—
Class R5	—		501		—	(a)	— (a)
Custodian and accounting fees	13		176		18		46
Professional fees	28		112		31		55
Trustees’ and Chief Compliance Officer’s fees	13		37		14		15
Printing and mailing costs	12		595		22		29
Registration and filing fees	17		226		57		64
Transfer agency fees (See Note 2.E.)	3		300		115		16
Other	6		135		10		9

Total expenses	1,061		62,604		3,010		4,015

Less fees waived	(150)		(405)		(211)		(154)
Less expense reimbursements	—		—		—	(a)	(2)

Net expenses	911		62,199		2,799		3,859

Net investment income (loss)	355		141,865		3,580		6,521

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,411		109,723		26,392		453
Options purchased	—		—		—		(23,706)
Futures contracts	—		—		—		1,993
Options written	—		—		—		(34,855)

Net realized gain (loss)	3,411		109,723		26,392		(56,115)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	19,358		1,423,548		36,427		118,446
Options purchased	—		—		—		(430)
Futures contracts	—		—		—		218
Options written	—		—		—		(950)

Change in net unrealized appreciation/depreciation	19,358		1,423,548		36,427		117,284

Net realized/unrealized gains (losses)	22,769		1,533,271		62,819		61,169

Change in net assets resulting from operations	$23,124		$1,675,136		$66,399		$67,690

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 31, 2017 for Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund	U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—		$—	$26
Interest income from affiliates	5	3		5	— (a)
Dividend income from non-affiliates	43,887	10,383		126,552	67,401
Dividend income from affiliates	948	152		733	223

Total investment income	44,840	10,538		127,290	67,650

EXPENSES:
Investment advisory fees	31,437	2,433		30,161	9,631
Administration fees	5,120	495		6,139	3,137
Distribution fees:
Class A	3,196	290		1,755	523
Class C	1,859	206		1,178	—
Class R2	375	23		674	—
Class R3	3	—		48	—
Service fees:
Class A	3,196	290		1,755	523
Class C	620	69		393	—
Class I	5,060	283		1,755	362
Class L	—	—		1,078	408
Class R2	187	11		337	—
Class R3	3	—		49	—
Class R4	11	—		5	—
Class R5	420	9		462	—
Custodian and accounting fees	156	27		222	105
Interest expense to affiliates	— (a)	—	(a)	—	—
Professional fees	109	29		125	71
Trustees’ and Chief Compliance Officer’s fees	34	15		14	10
Printing and mailing costs	456	38		503	123
Registration and filing fees	148	75		124	33
Transfer agency fees (See Note 2.E.)	312	44		194	54
Other	203	12		117	60

Total expenses	52,905	4,349		47,088	15,040

Less fees waived	(4,400)	(306)		(2,101)	(4,149)
Less expense reimbursements	(3)	—		(12)	(26)

Net expenses	48,502	4,043		44,975	10,865

Net investment income (loss)	(3,662)	6,495		82,315	56,785

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	568,067	34,356		829,937	179,450
Futures contracts	—	—		5,886	5,847

Net realized gain (loss)	568,067	34,356		835,823	185,297

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,047,157	91,988		719,330	583,841
Futures contracts	—	—		304	500

Change in net unrealized appreciation/depreciation	1,047,157	91,988		719,634	584,341

Net realized/unrealized gains (losses)	1,615,224	126,344		1,555,457	769,638

Change in net assets resulting from operations	$1,611,562	$132,839		$1,637,772	$826,423

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$355	$321	$141,865	$241,554
Net realized gain (loss)	3,411	11,379	109,723	138,214
Change in net unrealized appreciation/depreciation	19,358	20,067	1,423,548	1,463,818

Change in net assets resulting from operations	23,124	31,767	1,675,136	1,843,586

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	(1)	(25,182)	(55,085)
From net realized gains	(185)	(25)	(29,140)	(21,407)
Class C
From net investment income	—	—	(8,728)	(17,029)
From net realized gains	(170)	(19)	(12,420)	(8,532)
Class I
From net investment income	(511)	(370)	(51,916)	(100,491)
From net realized gains	(10,199)	(1,646)	(50,622)	(31,653)
Class R2
From net investment income	—	—	(643)	(1,197)
From net realized gains	—	—	(836)	(512)
Class R3 (a)
From net investment income	—	—	(381)	(81)
From net realized gains	—	—	(750)	— (b)
Class R4 (a)
From net investment income	—	—	(141)	(5)
From net realized gains	—	—	(153)	— (b)
Class R5
From net investment income	—	—	(10,166)	(18,214)
From net realized gains	—	—	(9,994)	(5,543)
Class R6
From net investment income	—	—	(44,627)	(49,266)
From net realized gains	—	—	(42,337)	(13,934)

Total distributions to shareholders	(11,066)	(2,061)	(288,036)	(322,949)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	22,162	17,649	286,086	1,365,954

NET ASSETS:
Change in net assets	34,220	47,355	1,673,186	2,886,591
Beginning of period	186,844	139,489	14,952,912	12,066,321

End of period	$221,064	$186,844	$16,626,098	$14,952,912

Accumulated undistributed (distributions in excess of) net investment income	$(22)	$135	$(1)	$(82)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Growth and Income Fund		Hedged Equity Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,580	$6,531	$6,521	$4,860
Net realized gain (loss)	26,392	21,022	(56,115)	(9,989)
Change in net unrealized appreciation/depreciation	36,427	49,974	117,284	53,211

Change in net assets resulting from operations	66,399	77,527	67,690	48,082

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,065)	(5,553)	(827)	(966)
From net realized gains	(19,237)	(21,085)	—	—
Class C
From net investment income	(129)	(261)	(98)	(102)
From net realized gains	(1,089)	(1,409)	—	—
Class I
From net investment income	(541)	(757)	(5,577)	(4,137)
From net realized gains	(2,984)	(2,037)	—	—
Class R2
From net investment income	— (a)	— (a)	—	—
From net realized gains	(1)	(1)	—	—
Class R3 (b)
From net investment income	— (a)	—	—	—
From net realized gains	(1)	—	—	—
Class R4 (b)
From net investment income	— (a)	—	—	—
From net realized gains	(1)	—	—	—
Class R5
From net investment income	— (a)	— (a)	— (a)	— (a)
From net realized gains	(2)	(1)	—	—
Class R6
From net investment income	(43)	(24)	(59)	(12)
From net realized gains	(197)	(1)	—	—

Total distributions to shareholders	(27,290)	(31,129)	(6,561)	(5,217)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(623)	5,487	758,741	480,228

NET ASSETS:
Change in net assets	38,486	51,885	819,870	523,093
Beginning of period	539,705	487,820	763,296	240,203

End of period	$578,191	$539,705	$1,583,166	$763,296

Accumulated undistributed (distributions in excess of) net investment income	$(91)	$107	$(8)	$32

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 31, 2017 for Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(3,662)	$(2,632)	$6,495	$11,242
Net realized gain (loss)	568,067	2,090,043	34,356	104,157
Change in net unrealized appreciation/depreciation	1,047,157	995,654	91,988	88,765

Change in net assets resulting from operations	1,611,562	3,083,065	132,839	204,164

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(915)	(1,507)
From net realized gains	(341,736)	(325,496)	(18,331)	(5,231)
Class C
From net investment income	—	—	(100)	(170)
From net realized gains	(78,411)	(53,436)	(4,679)	(1,032)
Class I
From net investment income	—	—	(1,261)	(950)
From net realized gains	(495,445)	(328,427)	(22,920)	(1,643)
Class R2
From net investment income	—	—	(27)	(33)
From net realized gains	(20,556)	(15,873)	(855)	(201)
Class R3 (a)
From net realized gains	(239)	(2)	—	—
Class R4 (a)
From net realized gains	(1,429)	(2)	—	—
Class R5
From net investment income	—	—	(119)	(98)
From net realized gains	(107,511)	(98,724)	(1,739)	(290)
Class R6
From net investment income	—	—	(4,372)	(8,323)
From net realized gains	(610,039)	(289,943)	(58,205)	(26,620)

Total distributions to shareholders	(1,655,366)	(1,111,903)	(113,523)	(46,098)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	610,989	(3,398,594)	371,198	184,252

NET ASSETS:
Change in net assets	567,185	(1,427,432)	390,514	342,318
Beginning of period	12,276,704	13,704,136	1,052,264	709,946

End of period	$12,843,889	$12,276,704	$1,442,778	$1,052,264

Accumulated undistributed (distributions in excess of) net investment income	$(3,826)	$(164)	$75	$374

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	U.S. Equity Fund		U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$82,315	$136,643	$56,785	$117,738
Net realized gain (loss)	835,823	1,274,052	185,297	335,947
Change in net unrealized appreciation/depreciation	719,634	949,838	584,341	874,786

Change in net assets resulting from operations	1,637,772	2,360,533	826,423	1,328,471

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,877)	(10,446)	(2,325)	(6,106)
From net realized gains	(103,922)	(51,421)	—	—
Return of capital	—	—	—	(379)
Class C
From net investment income	(567)	(888)	—	—
From net realized gains	(22,636)	(11,601)	—	—
Class I
From net investment income	(7,578)	(10,661)	(1,997)	(4,149)
From net realized gains	(108,901)	(39,119)	—	—
Return of capital	—	—	—	(215)
Class L
From net investment income	(10,171)	(35,018)	(5,516)	(13,394)
From net realized gains	(128,936)	(116,356)	—	—
Return of capital	—	—	—	(677)
Class R2
From net investment income	(770)	(1,117)	—	—
From net realized gains	(20,307)	(7,793)	—	—
Class R3 (a)
From net investment income	(193)	(52)	—	—
From net realized gains	(3,695)	(1)	—	—
Class R4 (a)
From net investment income	(28)	(2)	—	—
From net realized gains	(440)	(1)	—	—
Class R5
From net investment income	(5,699)	(9,792)	—	—
From net realized gains	(68,930)	(30,659)	—	—
Class R6
From net investment income	(58,790)	(66,331)	(46,830)	(105,888)
From net realized gains	(674,676)	(182,725)	—	—
Return of capital	—	—	—	(4,975)

Total distributions to shareholders	(1,222,116)	(573,983)	(56,668)	(135,783)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	940,466	127,956	(415,843)	(2,007,733)

NET ASSETS:
Change in net assets	1,356,122	1,914,506	353,912	(815,045)
Beginning of period	14,296,993	12,382,487	7,406,533	8,221,578

End of period	$15,653,115	$14,296,993	$7,760,445	$7,406,533

Accumulated undistributed (distributions in excess of) net investment income	$(1,245)	$6,113	$55	$(62)

(a)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$652	$2,075	$255,588	$894,583
Distributions reinvested	186	26	51,134	72,244
Cost of shares redeemed	(549)	(1,176)	(505,135)	(1,551,451)

Change in net assets resulting from Class A capital transactions	$289	$925	$(198,413)	$(584,624)

Class C
Proceeds from shares issued	$215	$2,311	$68,825	$285,012
Distributions reinvested	170	19	18,686	21,767
Cost of shares redeemed	(466)	(668)	(221,676)	(377,726)

Change in net assets resulting from Class C capital transactions	$(81)	$1,662	$(134,165)	$(70,947)

Class I
Proceeds from shares issued	$33,055	$77,581	$795,581	$2,752,194
Distributions reinvested	10,677	500	89,001	91,463
Cost of shares redeemed	(21,778)	(63,019)	(2,107,109)	(1,583,974)

Change in net assets resulting from Class I capital transactions	$21,954	$15,062	$(1,222,527)	$1,259,683

Class R2
Proceeds from shares issued	$—	$—	$8,197	$25,628
Distributions reinvested	—	—	1,265	1,465
Cost of shares redeemed	—	—	(11,881)	(26,181)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(2,419)	$912

Class R3 (a)
Proceeds from shares issued	$—	$—	$59,613	$25,864
Distributions reinvested	—	—	1,131	81
Cost of shares redeemed	—	—	(6,067)	(1,061)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$54,677	$24,884

Class R4 (a)
Proceeds from shares issued	$—	$—	$22,736	$1,348
Distributions reinvested	—	—	294	5
Cost of shares redeemed	—	—	(6,855)	(22)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$16,175	$1,331

Class R5
Proceeds from shares issued	$—	$—	$243,549	$335,193
Distributions reinvested	—	—	18,647	20,248
Cost of shares redeemed	—	—	(126,074)	(265,692)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$136,122	$89,749

Class R6
Proceeds from shares issued	$—	$—	$1,901,083	$944,610
Distributions reinvested	—	—	80,407	58,534
Cost of shares redeemed	—	—	(344,854)	(358,178)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$1,636,636	$644,966

Total change in net assets resulting from capital transactions	$22,162	$17,649	$286,086	$1,365,954

(a)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	21	77	15,681	60,548
Reinvested	6	1	3,063	4,819
Redeemed	(18)	(44)	(31,133)	(103,227)

Change in Class A Shares	9	34	(12,389)	(37,860)

Class C
Issued	7	87	4,296	19,503
Reinvested	6	1	1,139	1,474
Redeemed	(16)	(25)	(13,875)	(25,612)

Change in Class C Shares	(3)	63	(8,440)	(4,635)

Class I
Issued	1,075	2,794	48,384	180,530
Reinvested	345	18	5,246	5,980
Redeemed	(709)	(2,369)	(129,773)	(104,537)

Change in Class I Shares	711	443	(76,143)	81,973

Class R2
Issued	—	—	507	1,732
Reinvested	—	—	76	98
Redeemed	—	—	(730)	(1,759)

Change in Class R2 Shares	—	—	(147)	71

Class R3 (a)
Issued	—	—	3,565	1,673
Reinvested	—	—	67	5
Redeemed	—	—	(366)	(68)

Change in Class R3 Shares	—	—	3,266	1,610

Class R4 (a)
Issued	—	—	1,402	85
Reinvested	—	—	17	— (b)
Redeemed	—	—	(419)	(1)

Change in Class R4 Shares	—	—	1,000	84

Class R5
Issued	—	—	14,643	22,474
Reinvested	—	—	1,099	1,327
Redeemed	—	—	(7,643)	(17,279)

Change in Class R5 Shares	—	—	8,099	6,522

Class R6
Issued	—	—	117,070	62,362
Reinvested	—	—	4,732	3,831
Redeemed	—	—	(20,638)	(23,492)

Change in Class R6 Shares	—	—	101,164	42,701

(a)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Hedged Equity Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,742	$26,975	$126,691	$108,278
Distributions reinvested	21,620	25,772	826	963
Cost of shares redeemed	(29,162)	(69,807)	(43,325)	(56,579)

Change in net assets resulting from Class A capital transactions	$3,200	$(17,060)	$84,192	$52,662

Class C
Proceeds from shares issued	$1,232	$7,478	$28,451	$21,214
Distributions reinvested	1,084	1,487	98	102
Cost of shares redeemed	(7,568)	(8,463)	(2,351)	(3,586)

Change in net assets resulting from Class C capital transactions	$(5,252)	$502	$26,198	$17,730

Class I
Proceeds from shares issued	$15,110	$29,950	$699,282	$479,420
Distributions reinvested	3,360	2,468	5,432	4,026
Cost of shares redeemed	(19,826)	(12,449)	(72,036)	(76,819)

Change in net assets resulting from Class I capital transactions	$(1,356)	$19,969	$632,678	$406,627

Class R2
Proceeds from shares issued	$—	$— (a)	$—	$—
Distributions reinvested	1	1	—	—

Change in net assets resulting from Class R2 capital transactions	$1	$1	$—	$—

Class R3 (b)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	1	—	—	—

Change in net assets resulting from Class R3 capital transactions	$21	$—	$—	$—

Class R4 (b)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	1	—	—	—
Conversion to Class A Shares	—	—	—	—

Change in net assets resulting from Class R4 capital transactions	$21	$—	$—	$—

Class R5
Proceeds from shares issued	$3	$13	$69	$11
Distributions reinvested	2	1	— (a)	— (a)
Cost of shares redeemed	(5)	(1)	— (a)	(2)

Change in net assets resulting from Class R5 capital transactions	$— (a)	$13	$69	$9

Class R6
Proceeds from shares issued	$2,791	$2,071	$17,586	$3,711
Distributions reinvested	240	25	58	12
Cost of shares redeemed	(289)	(34)	(2,040)	(523)

Change in net assets resulting from Class R6 capital transactions	$2,742	$2,062	$15,604	$3,200

Total change in net assets resulting from capital transactions	$(623)	$5,487	$758,741	$480,228

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 31, 2017 for Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Growth and Income Fund			Hedged Equity Fund
	Six Months Ended December 31, 2017 (Unaudited)		Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	218		593	6,774	6,104
Reinvested	432		563	43	55
Redeemed	(592)		(1,532)	(2,298)	(3,224)

Change in Class A Shares	58		(376)	4,519	2,935

Class C
Issued	28		180	1,516	1,195
Reinvested	24		36	5	6
Redeemed	(170)		(205)	(125)	(205)

Change in Class C Shares	(118)		11	1,396	996

Class I
Issued	292		619	37,022	27,070
Reinvested	64		51	284	227
Redeemed	(380)		(261)	(3,803)	(4,393)

Change in Class I Shares	(24)		409	33,503	22,904

Class R2
Reinvested	—	(a)	— (a)	—	—

Change in Class R2 Shares	—	(a)	— (a)	—	—

Class R3 (b)
Issued	—	(a)	—	—	—
Reinvested	—	(a)	—	—	—

Change in Class R3 Shares	—	(a)	—	—	—

Class R4 (b)
Issued	—	(a)	—	—	—
Reinvested	—	(a)	—	—	—

Change in Class R4 Shares	—	(a)	—	—	—

Class R5
Issued	—	(a)	1	4	1
Reinvested	—	(a)	— (a)	— (a)	— (a)
Redeemed	—	(a)	— (a)	— (a)	— (a)

Change in Class R5 Shares	—	(a)	1	4	1

Class R6
Issued	56		43	918	203
Reinvested	4		1	3	1
Redeemed	(5)		(1)	(106)	(29)

Change in Class R6 Shares	55		43	815	175

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 31, 2017 for Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$229,138	$643,833	$76,992	$168,247
Net assets acquired in Fund reorganization (See Note 9)	63,247	—	—	—
Distributions reinvested	311,838	303,623	18,790	6,462
Cost of shares redeemed	(456,335)	(3,220,124)	(65,340)	(78,987)

Change in net assets resulting from Class A capital transactions	$147,888	$(2,272,668)	$30,442	$95,722

Class C
Proceeds from shares issued	$39,514	$42,768	$19,014	$33,013
Net assets acquired in Fund reorganization (See Note 9)	13,553	—	—	—
Distributions reinvested	59,885	38,865	4,609	1,034
Cost of shares redeemed	(86,839)	(220,512)	(10,991)	(7,339)

Change in net assets resulting from Class C capital transactions	$26,113	$(138,879)	$12,632	$26,708

Class I
Proceeds from shares issued	$471,362	$1,980,767	$166,694	$161,424
Net assets acquired in Fund reorganization (See Note 9)	66,379	—	—	—
Distributions reinvested	437,623	250,389	23,845	2,254
Cost of shares redeemed	(1,993,305)	(2,307,254)	(38,911)	(32,884)

Change in net assets resulting from Class I capital transactions	$(1,017,941)	$(76,098)	$151,628	$130,794

Class R2
Proceeds from shares issued	$21,592	$52,791	$5,007	$3,523
Distributions reinvested	14,353	11,527	643	138
Cost of shares redeemed	(32,238)	(135,753)	(1,178)	(1,186)

Change in net assets resulting from Class R2 capital transactions	$3,707	$(71,435)	$4,472	$2,475

Class R3 (a)
Proceeds from shares issued	$3,907	$977	$—	$—
Distributions reinvested	198	2	—	—
Cost of shares redeemed	(431)	(43)	—	—

Change in net assets resulting from Class R3 capital transactions	$3,674	$936	$—	$—

Class R4 (a)
Proceeds from shares issued	$10,705	$429	$—	$—
Distributions reinvested	1,429	2	—	—
Cost of shares redeemed	(804)	— (b)	—	—

Change in net assets resulting from Class R4 capital transactions	$11,330	$431	$—	$—

Class R5
Proceeds from shares issued	$78,943	$143,031	$13,367	$6,133
Net assets acquired in Fund reorganization (See Note 9)	201,731	—	—	—
Distributions reinvested	99,180	94,629	1,838	376
Cost of shares redeemed	(375,959)	(790,295)	(2,343)	(1,640)

Change in net assets resulting from Class R5 capital transactions	$3,895	$(552,635)	$12,862	$4,869

Class R6
Proceeds from shares issued	$1,311,618	$678,429	$142,180	$31,638
Distributions reinvested	540,060	283,753	62,577	34,941
Cost of shares redeemed	(419,355)	(1,250,428)	(45,595)	(142,895)

Change in net assets resulting from Class R6 capital transactions	$1,432,323	$(288,246)	$159,162	$(76,316)

Total change in net assets resulting from capital transactions	$610,989	$(3,398,594)	$371,198	$184,252

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	5,987	18,686	4,881	11,164
Shares issued in connection with Fund reorganization (See Note 9)	1,736	—	—	—
Reinvested	8,728	9,494	1,210	436
Redeemed	(11,848)	(92,834)	(4,102)	(5,292)

Change in Class A Shares	4,603	(64,654)	1,989	6,308

Class C
Issued	1,296	1,492	1,245	2,276
Shares issued in connection with Fund reorganization (See Note 9)	460	—	—	—
Reinvested	2,073	1,450	310	72
Redeemed	(2,712)	(7,549)	(717)	(518)

Change in Class C Shares	1,117	(4,607)	838	1,830

Class I
Issued	12,176	56,465	10,638	10,803
Shares issued in connection with Fund reorganization (See Note 9)	1,807	—	—	—
Reinvested	12,149	7,786	1,561	153
Redeemed	(50,872)	(66,016)	(2,519)	(2,226)

Change in Class I Shares	(24,740)	(1,765)	9,680	8,730

Class R2
Issued	589	1,560	322	240
Reinvested	413	368	42	9
Redeemed	(855)	(3,925)	(75)	(83)

Change in Class R2 Shares	147	(1,997)	289	166

Class R3 (a)
Issued	103	27	—	—
Reinvested	6	— (b)	—	—
Redeemed	(11)	(1)	—	—

Change in Class R3 Shares	98	26	—	—

Class R4 (a)
Issued	271	11	—	—
Reinvested	40	— (b)	—	—
Redeemed	(21)	— (b)	—	—

Change in Class R4 Shares	290	11	—	—

Class R5
Issued	2,008	4,034	854	422
Shares issued in connection with Fund reorganization (See Note 9)	5,397	—	—	—
Reinvested	2,706	2,903	119	26
Redeemed	(9,758)	(22,615)	(148)	(112)

Change in Class R5 Shares	353	(15,678)	825	336

Class R6
Issued	33,006	19,262	9,069	2,234
Reinvested	14,648	8,668	4,082	2,394
Redeemed	(10,549)	(35,193)	(2,898)	(9,711)

Change in Class R6 Shares	37,105	(7,263)	10,253	(5,083)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund		U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$125,379	$312,657	$29,944	$94,963
Distributions reinvested	98,733	55,357	2,319	6,471
Cost of shares redeemed	(202,025)	(642,220)	(104,337)	(249,037)

Change in net assets resulting from Class A capital transactions	$22,087	$(274,206)	$(72,074)	$(147,603)

Class C
Proceeds from shares issued	$26,813	$72,492	$—	$—
Distributions reinvested	22,039	11,726	—	—
Cost of shares redeemed	(71,808)	(103,605)	—	—

Change in net assets resulting from Class C capital transactions	$(22,956)	$(19,387)	$—	$—

Class I
Proceeds from shares issued	$264,927	$400,093	$18,059	$74,063
Distributions reinvested	113,014	44,148	1,761	3,996
Cost of shares redeemed	(205,069)	(376,782)	(52,295)	(93,896)

Change in net assets resulting from Class I capital transactions	$172,872	$67,459	$(32,475)	$(15,837)

Class L
Proceeds from shares issued	$177,152	$711,757	$58,846	$142,337
Distributions reinvested	121,524	128,744	4,491	11,155
Cost of shares redeemed	(1,987,261)	(1,626,435)	(192,548)	(270,260)

Change in net assets resulting from Class L capital transactions	$(1,688,585)	$(785,934)	$(129,211)	$(116,768)

Class R2
Proceeds from shares issued	$20,253	$74,181	$—	$—
Distributions reinvested	19,474	8,162	—	—
Cost of shares redeemed	(30,252)	(57,260)	—	—

Change in net assets resulting from Class R2 capital transactions	$9,475	$25,083	$—	$—

Class R3 (a)
Proceeds from shares issued	$24,846	$25,371	$—	$—
Distributions reinvested	3,885	52	—	—
Cost of shares redeemed	(2,823)	(546)	—	—

Change in net assets resulting from Class R3 capital transactions	$25,908	$24,877	$—	$—

Class R4 (a)
Proceeds from shares issued	$5,622	$1,027	$—	$—
Distributions reinvested	468	3	—	—
Cost of shares redeemed	(520)	— (b)	—	—

Change in net assets resulting from Class R4 capital transactions	$5,570	$1,030	$—	$—

Class R5
Proceeds from shares issued	$61,582	$135,617	$—	$—
Distributions reinvested	66,769	36,284	—	—
Cost of shares redeemed	(87,477)	(313,018)	—	—

Change in net assets resulting from Class R5 capital transactions	$40,874	$(141,117)	$—	$—

Class R6
Proceeds from shares issued	$2,224,788	$1,524,765	$265,147	$709,194
Distributions reinvested	732,296	247,230	46,822	110,853
Cost of shares redeemed	(581,863)	(541,844)	(494,052)	(2,547,572)

Change in net assets resulting from Class R6 capital transactions	$2,375,221	$1,230,151	$(182,083)	$(1,727,525)

Total change in net assets resulting from capital transactions	$940,466	$127,956	$(415,843)	$(2,007,733)

(a)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Equity Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	U.S. Equity Fund		U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	7,622	20,933	1,127	4,005
Reinvested	6,114	3,752	85	270
Redeemed	(12,301)	(43,000)	(3,896)	(10,536)

Change in Class A Shares	1,435	(18,315)	(2,684)	(6,261)

Class C
Issued	1,679	4,975	—	—
Reinvested	1,407	820	—	—
Redeemed	(4,476)	(7,063)	—	—

Change in Class C Shares	(1,390)	(1,268)	—	—

Class I
Issued	16,072	26,126	673	3,033
Reinvested	6,977	2,981	64	164
Redeemed	(12,496)	(25,112)	(1,926)	(3,949)

Change in Class I Shares	10,553	3,995	(1,189)	(752)

Class L
Issued	10,805	47,022	2,234	5,950
Reinvested	7,492	8,680	163	460
Redeemed	(123,987)	(110,101)	(7,203)	(11,410)

Change in Class L Shares	(105,690)	(54,399)	(4,806)	(5,000)

Class R2
Issued	1,247	4,921	—	—
Reinvested	1,217	558	—	—
Redeemed	(1,864)	(3,877)	—	—

Change in Class R2 Shares	600	1,602	—	—

Class R3 (a)
Issued	1,522	1,621	—	—
Reinvested	241	3	—	—
Redeemed	(173)	(34)	—	—

Change in Class R3 Shares	1,590	1,590	—	—

Class R4 (a)
Issued	342	65	—	—
Reinvested	29	— (b)	—	—
Redeemed	(31)	— (b)	—	—

Change in Class R4 Shares	340	65	—	—

Class R5
Issued	3,748	9,015	—	—
Reinvested	4,114	2,445	—	—
Redeemed	(5,321)	(21,230)	—	—

Change in Class R5 Shares	2,541	(9,770)	—	—

Class R6
Issued	137,955	100,747	9,941	30,002
Reinvested	45,062	16,605	1,703	4,586
Redeemed	(35,054)	(36,062)	(18,140)	(108,600)

Change in Class R6 Shares	147,963	81,290	(6,496)	(74,012)

(a)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Equity Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Focus Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$29.09	$0.02	(e)	$3.41		$3.43	$(0.01)	$(1.56)	$(1.57)
Year Ended June 30, 2017	23.73	(0.01	)(e)	5.70		5.69	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2016	24.78	(0.01	)(e)	(0.38	)(f)	(0.39)	— (g)	(0.66)	(0.66)
Year Ended June 30, 2015	23.56	(0.02	)(e)	1.42		1.40	(0.02)	(0.16)	(0.18)
Year Ended June 30, 2014	19.18	(0.02	)(e)	4.86		4.84	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.79	(0.02)		3.41		3.39	—	—	—

Class C
Six Months Ended December 31, 2017 (Unaudited)	28.28	(0.06	)(e)	3.30		3.24	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14	)(e)	5.56		5.42	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13	)(e)	(0.37	)(f)	(0.50)	—	(0.66)	(0.66)
Year Ended June 30, 2015	23.24	(0.13	)(e)	1.39		1.26	—	(0.16)	(0.16)
Year Ended June 30, 2014	19.01	(0.15	)(e)	4.84		4.69	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.73	(0.11)		3.39		3.28	—	—	—

Class I
Six Months Ended December 31, 2017 (Unaudited)	29.34	0.06	(e)	3.44		3.50	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	(e)	5.75		5.81	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(e)	(0.39	)(f)	(0.33)	(0.04)	(0.66)	(0.70)
Year Ended June 30, 2015	23.67	0.04	(e)	1.44		1.48	(0.04)	(0.16)	(0.20)
Year Ended June 30, 2014	19.22	0.04	(e)	4.87		4.91	— (g)	(0.46)	(0.46)
Year Ended June 30, 2013	15.81	0.02		3.42		3.44	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Changes in Net Assets due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(g)	Amount rounds to less than $0.005.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$30.95	11.84%	$3,867	1.12%		0.11%		1.30%		14%
29.09	24.09	3,362	1.17		(0.02)		1.37		84
23.73	(1.60)	1,937	1.24		(0.03)		1.55		45
24.78	5.98	1,452	1.24		(0.07)		1.42		52
23.56	25.43	423	1.24		(0.10)		2.11		76
19.18	21.47	64	1.25	(h)	(0.13	)(h)	3.75	(h)	61

29.96	11.51	3,449	1.62		(0.40)		1.79		14
28.28	23.49	3,331	1.66		(0.51)		1.86		84
23.18	(2.10)	1,268	1.74		(0.54)		1.96		45
24.34	5.44	873	1.74		(0.54)		1.93		52
23.24	24.86	133	1.74		(0.67)		2.82		76
19.01	20.85	63	1.75	(h)	(0.63	)(h)	4.25	(h)	61

31.20	11.97	213,748	0.87		0.36		1.02		14
29.34	24.43	180,151	0.92		0.23		1.10		84
23.92	(1.37)	136,284	0.99		0.24		1.11		45
24.95	6.26	81,179	0.99		0.15		1.12		52
23.67	25.75	72,064	0.99		0.19		1.51		76
19.22	21.77	3,730	1.00	(h)	0.12	(h)	3.51	(h)	61

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$15.67	$0.13	(e)	$1.60	$1.73	$(0.13)	$(0.15)	$(0.28)
Year Ended June 30, 2017	14.01	0.24	(e)	1.75	1.99	(0.24)	(0.09)	(0.33)
Year Ended June 30, 2016	13.77	0.25	(e)	0.35	0.60	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2015	13.66	0.25		0.39	0.64	(0.25)	(0.28)	(0.53)
Year Ended June 30, 2014	11.62	0.21	(e)	2.26	2.47	(0.21)	(0.22)	(0.43)
Year Ended June 30, 2013	9.84	0.24	(e)(f)	1.84	2.08	(0.23)	(0.07)	(0.30)
Class C
Six Months Ended December 31, 2017 (Unaudited)	15.41	0.09	(e)	1.56	1.65	(0.10)	(0.15)	(0.25)
Year Ended June 30, 2017	13.80	0.16	(e)	1.72	1.88	(0.18)	(0.09)	(0.27)
Year Ended June 30, 2016	13.58	0.18	(e)	0.35	0.53	(0.20)	(0.11)	(0.31)
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)
Year Ended June 30, 2014	11.49	0.15	(e)	2.23	2.38	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2013	9.74	0.18	(e)(f)	1.83	2.01	(0.19)	(0.07)	(0.26)
Class I
Six Months Ended December 31, 2017 (Unaudited)	15.92	0.15	(e)	1.63	1.78	(0.15)	(0.15)	(0.30)
Year Ended June 30, 2017	14.23	0.28	(e)	1.77	2.05	(0.27)	(0.09)	(0.36)
Year Ended June 30, 2016	13.97	0.28	(e)	0.37	0.65	(0.28)	(0.11)	(0.39)
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)
Year Ended June 30, 2014	11.77	0.25	(e)	2.29	2.54	(0.24)	(0.22)	(0.46)
Year Ended June 30, 2013	9.96	0.27	(e)(f)	1.86	2.13	(0.25)	(0.07)	(0.32)
Class R2
Six Months Ended December 31, 2017 (Unaudited)	15.62	0.11	(e)	1.59	1.70	(0.12)	(0.15)	(0.27)
Year Ended June 30, 2017	13.97	0.20	(e)	1.75	1.95	(0.21)	(0.09)	(0.30)
Year Ended June 30, 2016	13.74	0.21	(e)	0.35	0.56	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)
Year Ended June 30, 2014	11.61	0.18	(e)	2.25	2.43	(0.18)	(0.22)	(0.40)
Year Ended June 30, 2013	9.84	0.21	(e)(f)	1.84	2.05	(0.21)	(0.07)	(0.28)
Class R3
Six Months Ended December 31, 2017 (Unaudited)	15.66	0.15	(e)	1.57	1.72	(0.13)	(0.15)	(0.28)
September 9, 2016 (g) through June 30, 2017	14.06	0.19	(e)	1.71	1.90	(0.21)	(0.09)	(0.30)
Class R4
Six Months Ended December 31, 2017 (Unaudited)	15.92	0.17	(e)	1.60	1.77	(0.15)	(0.15)	(0.30)
September 9, 2016 (g) through June 30, 2017	14.28	0.29	(e)	1.67	1.96	(0.23)	(0.09)	(0.32)
Class R5
Six Months Ended December 31, 2017 (Unaudited)	15.93	0.17	(e)	1.63	1.80	(0.17)	(0.15)	(0.32)
Year Ended June 30, 2017	14.23	0.31	(e)	1.78	2.09	(0.30)	(0.09)	(0.39)
Year Ended June 30, 2016	13.98	0.31	(e)	0.35	0.66	(0.30)	(0.11)	(0.41)
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)
Year Ended June 30, 2014	11.78	0.27	(e)	2.29	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(e)(f)	1.87	2.16	(0.27)	(0.07)	(0.34)
Class R6
Six Months Ended December 31, 2017 (Unaudited)	15.92	0.18	(e)	1.62	1.80	(0.17)	(0.15)	(0.32)
Year Ended June 30, 2017	14.22	0.32	(e)	1.78	2.10	(0.31)	(0.09)	(0.40)
Year Ended June 30, 2016	13.97	0.33	(e)	0.34	0.67	(0.31)	(0.11)	(0.42)
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	11.77	0.28	(e)	2.28	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(e)(f)	1.87	2.16	(0.28)	(0.07)	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$17.12	11.12%	$3,257,072	1.00%	1.58%		1.01%	9%
15.67	14.34	3,176,361	1.04	1.59		1.08	14
14.01	4.45	3,370,383	1.04	1.83		1.11	20
13.77	4.71	3,014,937	1.04	1.83		1.09	22
13.66	21.60	2,360,750	1.04	1.68		1.06	20
11.62	21.53	1,285,400	1.03	2.22	(f)	1.08	34

16.81	10.80	1,369,178	1.50	1.08		1.50	9
15.41	13.74	1,385,115	1.54	1.09		1.55	14
13.80	4.01	1,304,007	1.54	1.33		1.58	20
13.58	4.18	1,160,002	1.54	1.32		1.56	22
13.49	20.95	805,494	1.54	1.19		1.56	20
11.49	20.94	407,911	1.53	1.71	(f)	1.58	34

17.40	11.27	5,824,058	0.74	1.84		0.75	9
15.92	14.57	6,542,906	0.78	1.84		0.79	14
14.23	4.75	4,679,200	0.79	2.07		0.81	20
13.97	4.96	4,639,250	0.79	2.08		0.80	22
13.85	21.94	3,467,542	0.79	1.92		0.81	20
11.77	21.84	2,337,565	0.78	2.48	(f)	0.83	34

17.05	10.94	92,945	1.26	1.33		1.26	9
15.62	14.08	87,437	1.29	1.34		1.39	14
13.97	4.20	77,230	1.29	1.59		1.45	20
13.74	4.44	56,522	1.29	1.59		1.39	22
13.64	21.27	28,733	1.29	1.44		1.31	20
11.61	21.21	13,347	1.28	1.92	(f)	1.34	34

17.10	11.08	83,392	0.99	1.76		1.00	9
15.66	13.62	25,209	1.03	1.55		1.05	14

17.39	11.23	18,857	0.75	2.08		0.76	9
15.92	13.85	1,340	0.78	2.28		0.83	14

17.41	11.36	1,138,183	0.59	2.03		0.60	9
15.93	14.84	912,746	0.58	2.05		0.63	14
14.23	4.89	722,424	0.59	2.28		0.64	20
13.98	5.23	520,660	0.59	2.27		0.63	22
13.85	22.06	307,700	0.59	2.11		0.61	20
11.78	22.17	227,442	0.58	2.69	(f)	0.63	34

17.40	11.42	4,842,413	0.49	2.13		0.50	9
15.92	14.95	2,821,798	0.50	2.13		0.50	14
14.22	4.98	1,913,077	0.50	2.43		0.50	20
13.97	5.31	861,809	0.51	2.35		0.51	22
13.84	22.14	551,378	0.54	2.20		0.56	20
11.77	22.12	233,034	0.53	2.63	(f)	0.59	34

(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21, $0.16, $0.24, $0.18, $0.27 and $0.26 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.46%, 2.23%, 1.67%, 2.44% and 2.38% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$46.85	$0.31	$5.50	$5.81	$(0.32)	$(2.08)	$(2.40)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)
Year Ended June 30, 2015	44.70	0.59	1.72	2.31	(0.56)	(0.99)	(1.55)
Year Ended June 30, 2014	36.53	0.47	8.17	8.64	(0.47)	—	(0.47)
Year Ended June 30, 2013	29.43	0.40	7.11	7.51	(0.41)	—	(0.41)

Class C
Six Months Ended December 31, 2017 (Unaudited)	42.54	0.16	4.99	5.15	(0.22)	(2.08)	(2.30)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)
Year Ended June 30, 2015	41.31	0.32	1.59	1.91	(0.40)	(0.99)	(1.39)
Year Ended June 30, 2014	33.83	0.25	7.55	7.80	(0.32)	—	(0.32)
Year Ended June 30, 2013	27.32	0.22	6.59	6.81	(0.30)	—	(0.30)

Class I
Six Months Ended December 31, 2017 (Unaudited)	49.21	0.39	5.77	6.16	(0.38)	(2.08)	(2.46)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)
Year Ended June 30, 2015	46.58	0.73	1.79	2.52	(0.66)	(0.99)	(1.65)
Year Ended June 30, 2014	38.03	0.58	8.52	9.10	(0.55)	—	(0.55)
Year Ended June 30, 2013	30.63	0.51	7.40	7.91	(0.51)	—	(0.51)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	47.06	0.25	5.52	5.77	(0.26)	(2.08)	(2.34)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)
November 2, 2015 (f) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R3
July 31, 2017 (f) through December 31, 2017 (Unaudited)	49.99	0.33	5.01	5.34	(0.35)	(2.08)	(2.43)

Class R4
July 31, 2017 (f) through December 31, 2017 (Unaudited)	49.99	0.37	5.01	5.38	(0.39)	(2.08)	(2.47)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	49.50	0.44	5.81	6.25	(0.43)	(2.08)	(2.51)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)
November 2, 2015 (f) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	49.50	0.45	5.82	6.27	(0.45)	(2.08)	(2.53)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)
November 2, 2015 (f) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$50.26	12.47%	$480,335	1.00%	1.25%	1.08%	16%
46.85	16.34	445,078	1.03	1.26	1.10	28
42.75	1.02	422,151	1.06	1.38	1.13	39
45.46	5.24	434,573	1.10	1.30	1.10	39
44.70	23.74	419,465	1.13	1.16	1.15	42
36.53	25.65	356,127	1.15	1.23	1.16	35

45.39	12.16	24,836	1.50	0.74	1.55	16
42.54	15.76	28,290	1.53	0.76	1.59	28
39.07	0.54	25,541	1.56	0.89	1.62	39
41.83	4.68	24,647	1.62	0.77	1.63	39
41.31	23.12	14,619	1.64	0.66	1.65	42
33.83	25.02	7,769	1.65	0.72	1.65	35

52.91	12.59	67,716	0.75	1.52	0.79	16
49.21	16.64	64,148	0.78	1.50	0.83	28
44.77	1.28	40,068	0.81	1.64	0.86	39
47.45	5.48	36,099	0.88	1.53	0.88	39
46.58	24.05	27,124	0.89	1.39	0.90	42
38.03	25.97	28,339	0.88	1.45	0.90	35

50.49	12.33	26	1.25	1.01	1.81	16
47.06	16.04	23	1.28	1.01	2.06	28
42.94	(0.40)	20	1.28	1.44	3.72	39

52.90	10.75	22	0.94	1.53	1.04	16

52.90	10.83	22	0.75	1.72	0.79	16

53.24	12.69	40	0.57	1.70	1.00	16
49.50	16.88	37	0.59	1.72	1.23	28
45.01	0.05	20	0.59	2.14	3.02	39

53.24	12.73	5,194	0.49	1.72	0.54	16
49.50	16.94	2,129	0.53	1.66	0.55	28
45.01	0.08	20	0.53	2.19	2.96	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Hedged Equity Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$18.24	$0.09	(e)	$1.01	$1.10	$(0.07)	$—	$(0.07)
Year Ended June 30, 2017	16.23	0.19	(e)	2.01	2.20	(0.19)	—	(0.19)
Year Ended June 30, 2016	16.47	0.20	(e)	(0.28)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2015	15.74	0.19	(e)	0.67	0.86	(0.13)	—	(0.13)
December 13, 2013 (g) through June 30, 2014	15.00	0.07		0.84	0.91	(0.07)	(0.10)	(0.17)

Class C
Six Months Ended December 31, 2017 (Unaudited)	18.16	0.04	(e)	1.02	1.06	(0.04)	—	(0.04)
Year Ended June 30, 2017	16.17	0.10	(e)	2.01	2.11	(0.12)	—	(0.12)
Year Ended June 30, 2016	16.43	0.13	(e)	(0.29)	(0.16)	(0.10)	—	(0.10)
Year Ended June 30, 2015	15.76	0.10	(e)	0.67	0.77	(0.10)	—	(0.10)
December 13, 2013 (g) through June 30, 2014	15.00	0.05		0.83	0.88	(0.02)	(0.10)	(0.12)

Class I
Six Months Ended December 31, 2017 (Unaudited)	18.27	0.11	(e)	1.03	1.14	(0.10)	—	(0.10)
Year Ended June 30, 2017	16.26	0.23	(e)	2.01	2.24	(0.23)	—	(0.23)
Year Ended June 30, 2016	16.50	0.25	(e)	(0.28)	(0.03)	(0.21)	—	(0.21)
Year Ended June 30, 2015	15.76	0.23	(e)	0.66	0.89	(0.15)	—	(0.15)
December 13, 2013 (g) through June 30, 2014	15.00	0.10		0.84	0.94	(0.08)	(0.10)	(0.18)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	18.30	0.14	(e)	1.01	1.15	(0.11)	—	(0.11)
Year Ended June 30, 2017	16.28	0.26	(e)	2.02	2.28	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.51	0.24	(e)	(0.24)	— (h)	(0.23)	—	(0.23)
Year Ended June 30, 2015	15.76	0.26	(e)	0.66	0.92	(0.17)	—	(0.17)
December 13, 2013 (g) through June 30, 2014	15.00	0.13		0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	18.29	0.16	(e)	1.00	1.16	(0.12)	—	(0.12)
Year Ended June 30, 2017	16.28	0.25	(e)	2.03	2.28	(0.27)	—	(0.27)
Year Ended June 30, 2016	16.52	0.27	(e)	(0.27)	— (h)	(0.24)	—	(0.24)
Year Ended June 30, 2015	15.76	0.27	(e)	0.67	0.94	(0.18)	—	(0.18)
December 13, 2013 (g) through June 30, 2014	15.00	0.13		0.83	0.96	(0.10)	(0.10)	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2015 and for the period ended June 30, 2014.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$19.27	6.06%	$228,442	0.84%		0.94%		0.87%		19%
18.24	13.60	133,789	0.84		1.06		1.05		31
16.23	(0.43)	71,417	0.85		1.27		1.11		57
16.47	5.45	93,007	0.85	(f)	1.14	(f)	1.21	(f)	42
15.74	6.11	569	0.85	(f)	0.96	(f)	16.65	(f)	36

19.18	5.82	57,563	1.34		0.44		1.37		19
18.16	13.07	29,168	1.34		0.55		1.45		31
16.17	(0.95)	9,867	1.35		0.80		1.52		57
16.43	4.85	3,405	1.35	(f)	0.59	(f)	1.65	(f)	42
15.76	5.87	53	1.35	(f)	0.56	(f)	10.04	(f)	36

19.31	6.24	1,277,825	0.59		1.18		0.62		19
18.27	13.86	597,013	0.59		1.30		0.69		31
16.26	(0.17)	158,820	0.60		1.54		0.74		57
16.50	5.66	105,397	0.60	(f)	1.39	(f)	0.91	(f)	42
15.76	6.28	4,307	0.60	(f)	1.30	(f)	9.91	(f)	36

19.34	6.32	109	0.39		1.46		0.78		19
18.30	14.10	37	0.40		1.51		1.08		31
16.28	0.07	25	0.40		1.49		2.16		57
16.51	5.86	442	0.40	(f)	1.58	(f)	0.82	(f)	42
15.76	6.37	53	0.40	(f)	1.51	(f)	9.10	(f)	36

19.33	6.34	19,227	0.34		1.62		0.43		19
18.29	14.09	3,289	0.34		1.41		0.42		31
16.28	0.07	74	0.35		1.66		1.40		57
16.52	5.96	443	0.35	(f)	1.63	(f)	0.77	(f)	42
15.76	6.39	53	0.35	(f)	1.56	(f)	9.05	(f)	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Growth Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$38.23	$(0.06)		$5.05	$4.99	$—	$(5.61)	$(5.61)
Year Ended June 30, 2017	32.93	(0.07)		8.51	8.44	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.82	(0.06)		(2.23)	(2.29)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.49	(0.10)		5.05	4.95	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.01	(0.10)		6.58	6.48	—	—	—
Year Ended June 30, 2013	23.64	0.08	(f)	2.37	2.45	(0.08)	—	(0.08)
Class C
Six Months Ended December 31, 2017 (Unaudited)	31.95	(0.13)		4.17	4.04	—	(5.61)	(5.61)
Year Ended June 30, 2017	28.15	(0.20)		7.14	6.94	—	(3.14)	(3.14)
Year Ended June 30, 2016	31.86	(0.20)		(1.91)	(2.11)	—	(1.60)	(1.60)
Year Ended June 30, 2015	28.33	(0.24)		4.39	4.15	—	(0.62)	(0.62)
Year Ended June 30, 2014	22.79	(0.22)		5.76	5.54	—	—	—
Year Ended June 30, 2013	20.79	(0.04	)(f)	2.07	2.03	(0.03)	—	(0.03)
Class I
Six Months Ended December 31, 2017 (Unaudited)	38.47	(0.02)		5.09	5.07	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.08	(0.02)		8.55	8.53	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.92	(0.01)		(2.23)	(2.24)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.52	(0.04)		5.06	5.02	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.99	(0.05)		6.58	6.53	—	—	—
Year Ended June 30, 2013	23.61	0.12	(f)	2.37	2.49	(0.11)	—	(0.11)
Class R2
Six Months Ended December 31, 2017 (Unaudited)	37.33	(0.11)		4.92	4.81	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.31	(0.16)		8.32	8.16	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.24	(0.15)		(2.18)	(2.33)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.07	(0.18)		4.97	4.79	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.74	(0.18)		6.51	6.33	—	—	—
Year Ended June 30, 2013	23.44	0.01	(f)	2.36	2.37	(0.07)	—	(0.07)
Class R3
Six Months Ended December 31, 2017 (Unaudited)	38.39	(0.04)		5.05	5.01	—	(5.61)	(5.61)
September 9, 2016 (g) through June 30, 2017	33.97	(0.06)		7.62	7.56	—	(3.14)	(3.14)
Class R4
Six Months Ended December 31, 2017 (Unaudited)	38.47	0.01		5.06	5.07	—	(5.61)	(5.61)
September 9, 2016 (g) through June 30, 2017	33.97	0.04		7.60	7.64	—	(3.14)	(3.14)
Class R5
Six Months Ended December 31, 2017 (Unaudited)	39.04	0.02		5.16	5.18	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.46	0.05		8.67	8.72	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.25	0.06		(2.25)	(2.19)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.75	0.03		5.09	5.12	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.12	0.01		6.62	6.63	—	—	—
Year Ended June 30, 2013	23.74	0.17	(f)	2.38	2.55	(0.17)	—	(0.17)
Class R6
Six Months Ended December 31, 2017 (Unaudited)	39.23	0.04		5.19	5.23	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.58	0.09		8.70	8.79	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.34	0.10		(2.26)	(2.16)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.80	0.06		5.10	5.16	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.15	0.02		6.63	6.65	—	—	—
Year Ended June 30, 2013	23.76	0.18	(f)	2.39	2.57	(0.18)	—	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$37.61	13.83%	$2,596,423	1.01%	(0.30)%		1.12%	7%
38.23	27.50	2,462,957	1.05	(0.19)		1.25	22
32.93	(6.45)	4,251,242	1.04	(0.17)		1.27	43
36.82	15.40	4,670,460	1.06	(0.28)		1.21	19
32.49	24.91	5,044,428	1.10	(0.34)		1.19	39
26.01	10.40	2,824,115	1.09	0.30	(f)	1.19	47

30.38	13.55	497,677	1.51	(0.80)		1.60	7
31.95	26.79	487,702	1.55	(0.69)		1.67	22
28.15	(6.90)	559,238	1.55	(0.67)		1.69	43
31.86	14.83	600,404	1.56	(0.78)		1.68	19
28.33	24.31	523,972	1.59	(0.85)		1.69	39
22.79	9.80	396,862	1.59	(0.20	)(f)	1.69	47

37.93	13.96	3,766,470	0.80	(0.09)		0.85	7
38.47	27.65	4,771,428	0.89	(0.05)		0.90	22
33.08	(6.29)	4,161,010	0.89	(0.04)		0.93	43
36.92	15.60	5,515,626	0.90	(0.12)		0.92	19
32.52	25.13	5,037,737	0.93	(0.18)		0.94	39
25.99	10.58	4,811,907	0.91	0.50	(f)	0.94	47

36.53	13.67	150,142	1.30	(0.59)		1.36	7
37.33	27.14	147,902	1.31	(0.46)		1.47	22
32.31	(6.67)	192,560	1.30	(0.43)		1.55	43
36.24	15.10	242,550	1.31	(0.53)		1.49	19
32.07	24.59	222,421	1.35	(0.60)		1.44	39
25.74	10.12	191,876	1.34	0.05	(f)	1.45	47

37.79	13.82	4,684	1.01	(0.23)		1.11	7
38.39	24.05	992	1.12	(0.20)		1.20	22

37.93	13.96	11,408	0.78	0.06		0.86	7
38.47	24.31	440	0.89	0.12		1.07	22

38.61	14.04	804,117	0.64	0.09		0.70	7
39.04	27.92	799,190	0.70	0.15		0.72	22
33.46	(6.10)	1,209,521	0.69	0.17		0.73	43
37.25	15.80	1,394,419	0.70	0.08		0.74	19
32.75	25.38	1,400,112	0.73	0.02		0.74	39
26.12	10.78	1,158,856	0.71	0.69	(f)	0.75	47

38.85	14.10	5,012,968	0.54	0.18		0.60	7
39.23	28.03	3,606,093	0.60	0.25		0.60	22
33.58	(6.00)	3,330,565	0.60	0.28		0.60	43
37.34	15.90	3,220,191	0.62	0.17		0.62	19
32.80	25.43	2,709,590	0.68	0.07		0.69	39
26.15	10.87	2,170,011	0.67	0.72	(f)	0.70	47

(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $0.07, $(0.04), $0.12 and $0.13 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.42)%, 0.28%, (0.17)%, 0.47% and 0.50% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$15.48	$0.06	$1.58	$1.64	$(0.06)	$(1.28)	$(1.34)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)
Year Ended June 30, 2015	16.63	0.17	0.94	1.11	(0.17)	(2.55)	(2.72)
Year Ended June 30, 2014	13.99	0.17	3.16	3.33	(0.18)	(0.51)	(0.69)
Year Ended June 30, 2013	11.02	0.14	2.97	3.11	(0.14)	—	(0.14)

Class C
Six Months Ended December 31, 2017 (Unaudited)	14.93	0.02	1.53	1.55	(0.03)	(1.28)	(1.31)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)
Year Ended June 30, 2015	16.25	0.08	0.92	1.00	(0.10)	(2.55)	(2.65)
Year Ended June 30, 2014	13.70	0.09	3.08	3.17	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2013	10.80	0.08	2.91	2.99	(0.09)	—	(0.09)

Class I
Six Months Ended December 31, 2017 (Unaudited)	15.24	0.08	1.56	1.64	(0.08)	(1.28)	(1.36)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)
Year Ended June 30, 2015	16.42	0.19	0.92	1.11	(0.19)	(2.55)	(2.74)
Year Ended June 30, 2014	13.82	0.19	3.11	3.30	(0.19)	(0.51)	(0.70)
Year Ended June 30, 2013	10.88	0.16	2.94	3.10	(0.16)	—	(0.16)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	15.39	0.04	1.56	1.60	(0.04)	(1.28)	(1.32)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)
Year Ended June 30, 2015	16.58	0.13	0.94	1.07	(0.14)	(2.55)	(2.69)
Year Ended June 30, 2014	13.95	0.13	3.14	3.27	(0.13)	(0.51)	(0.64)
Year Ended June 30, 2013	10.99	0.11	2.96	3.07	(0.11)	—	(0.11)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	15.37	0.10	1.56	1.66	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)
Year Ended June 30, 2015	16.54	0.22	0.94	1.16	(0.22)	(2.55)	(2.77)
Year Ended June 30, 2014	13.92	0.19	3.16	3.35	(0.22)	(0.51)	(0.73)
Year Ended June 30, 2013	10.92	0.17	2.98	3.15	(0.15)	—	(0.15)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	15.28	0.10	1.55	1.65	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)
Year Ended June 30, 2015	16.48	0.25	0.91	1.16	(0.23)	(2.55)	(2.78)
Year Ended June 30, 2014	13.87	0.22	3.13	3.35	(0.23)	(0.51)	(0.74)
Year Ended June 30, 2013	10.92	0.20	2.94	3.14	(0.19)	—	(0.19)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$15.78	10.76%	$250,548	0.93%	0.80%	1.04%	51%
15.48	28.47	215,017	0.92	1.01	1.08	145
12.71	(2.51)	96,373	0.93	1.27	1.12	219
15.02	7.44	93,078	0.93	1.07	1.05	143
16.63	24.46	92,161	0.93	1.11	1.06	168
13.99	28.38	35,030	0.94	1.11	1.04	119

15.17	10.51	61,485	1.44	0.29	1.53	51
14.93	27.72	48,028	1.44	0.50	1.57	145
12.30	(2.98)	17,041	1.45	0.75	1.62	219
14.60	6.88	14,307	1.45	0.55	1.55	143
16.25	23.78	11,646	1.44	0.59	1.56	168
13.70	27.77	4,890	1.44	0.62	1.54	119

15.52	10.91	314,587	0.73	1.02	0.77	51
15.24	28.61	161,494	0.79	1.15	0.80	145
12.53	(2.34)	23,373	0.77	1.07	0.77	219
14.79	7.56	634,301	0.77	1.22	0.77	143
16.42	24.62	662,936	0.79	1.24	0.80	168
13.82	28.65	591,749	0.78	1.27	0.79	119

15.67	10.56	11,413	1.25	0.50	1.30	51
15.39	28.11	6,775	1.23	0.71	1.43	145
12.64	(2.78)	3,462	1.20	1.05	1.57	219
14.96	7.21	1,074	1.20	0.82	1.40	143
16.58	24.07	455	1.20	0.83	1.30	168
13.95	28.10	378	1.20	0.87	1.29	119

15.66	10.96	23,340	0.57	1.21	0.62	51
15.37	28.82	10,218	0.59	1.35	0.62	145
12.63	(2.15)	4,155	0.59	1.52	0.60	219
14.93	7.83	4,443	0.58	1.41	0.59	143
16.54	24.81	4,433	0.57	1.30	0.59	168
13.92	28.96	19,410	0.59	1.48	0.60	119

15.56	11.00	781,405	0.48	1.24	0.52	51
15.28	28.90	610,732	0.51	1.43	0.52	145
12.56	(2.06)	565,542	0.51	1.90	0.52	219
14.86	7.85	4,145	0.53	1.54	0.53	143
16.48	24.89	50,923	0.54	1.48	0.55	168
13.87	28.94	43,781	0.53	1.52	0.54	119

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$15.80	$0.06	(e)	$1.71	$1.77	$(0.07)	$(1.26)	$(1.33)
Year Ended June 30, 2017	13.76	0.11	(e)	2.57	2.68	(0.11)	(0.53)	(0.64)
Year Ended June 30, 2016	14.75	0.12	(e)	(0.30)	(0.18)	(0.11)	(0.70)	(0.81)
Year Ended June 30, 2015	14.92	0.13		1.10	1.23	(0.13)	(1.27)	(1.40)
Year Ended June 30, 2014	12.80	0.11	(e)	3.09	3.20	(0.11)	(0.97)	(1.08)
Year Ended June 30, 2013	10.73	0.13	(e)	2.31	2.44	(0.13)	(0.24)	(0.37)

Class C
Six Months Ended December 31, 2017 (Unaudited)	15.37	0.02	(e)	1.67	1.69	(0.03)	(1.26)	(1.29)
Year Ended June 30, 2017	13.41	0.04	(e)	2.49	2.53	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05	(e)	(0.30)	(0.25)	(0.04)	(0.70)	(0.74)
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)
Year Ended June 30, 2014	12.56	0.04	(e)	3.03	3.07	(0.05)	(0.97)	(1.02)
Year Ended June 30, 2013	10.55	0.06	(e)	2.26	2.32	(0.07)	(0.24)	(0.31)

Class I
Six Months Ended December 31, 2017 (Unaudited)	15.83	0.08	(e)	1.72	1.80	(0.09)	(1.26)	(1.35)
Year Ended June 30, 2017	13.79	0.14	(e)	2.57	2.71	(0.14)	(0.53)	(0.67)
Year Ended June 30, 2016	14.78	0.13	(e)	(0.29)	(0.16)	(0.13)	(0.70)	(0.83)
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)
Year Ended June 30, 2014	12.80	0.13	(e)	3.10	3.23	(0.12)	(0.97)	(1.09)
Year Ended June 30, 2013	10.74	0.15	(e)	2.30	2.45	(0.15)	(0.24)	(0.39)

Class L
Six Months Ended December 31, 2017 (Unaudited)	15.85	0.09	(e)	1.71	1.80	(0.09)	(1.26)	(1.35)
Year Ended June 30, 2017	13.80	0.16	(e)	2.58	2.74	(0.16)	(0.53)	(0.69)
Year Ended June 30, 2016	14.79	0.16	(e)	(0.30)	(0.14)	(0.15)	(0.70)	(0.85)
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)
Year Ended June 30, 2014	12.82	0.16	(e)	3.10	3.26	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2013	10.75	0.16	(e)	2.31	2.47	(0.16)	(0.24)	(0.40)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	15.68	0.04	(e)	1.70	1.74	(0.05)	(1.26)	(1.31)
Year Ended June 30, 2017	13.66	0.07	(e)	2.55	2.62	(0.07)	(0.53)	(0.60)
Year Ended June 30, 2016	14.66	0.08	(e)	(0.31)	(0.23)	(0.07)	(0.70)	(0.77)
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)
Year Ended June 30, 2014	12.74	0.07	(e)	3.08	3.15	(0.08)	(0.97)	(1.05)
Year Ended June 30, 2013	10.69	0.10	(e)	2.29	2.39	(0.10)	(0.24)	(0.34)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	15.76	0.06	(e)	1.70	1.76	(0.07)	(1.26)	(1.33)
September 9, 2016 (f) through June 30, 2017	14.11	0.08	(e)	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	15.82	0.09	(e)	1.71	1.80	(0.09)	(1.26)	(1.35)
September 9, 2016 (f) through June 30, 2017	14.15	0.13	(e)	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	15.85	0.09	(e)	1.72	1.81	(0.10)	(1.26)	(1.36)
Year Ended June 30, 2017	13.81	0.17	(e)	2.57	2.74	(0.17)	(0.53)	(0.70)
Year Ended June 30, 2016	14.80	0.18	(e)	(0.31)	(0.13)	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.82	0.16	(e)	3.11	3.27	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.75	0.17	(e)	2.31	2.48	(0.17)	(0.24)	(0.41)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	15.87	0.10	(e)	1.73	1.83	(0.11)	(1.26)	(1.37)
Year Ended June 30, 2017	13.82	0.18	(e)	2.58	2.76	(0.18)	(0.53)	(0.71)
Year Ended June 30, 2016	14.82	0.18	(e)	(0.31)	(0.13)	(0.17)	(0.70)	(0.87)
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.83	0.17	(e)	3.11	3.28	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.76	0.17	(e)	2.31	2.48	(0.17)	(0.24)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.24	11.26%	$1,433,736	0.94%	0.75%	1.01%	46%
15.80	19.86	1,371,821	0.94	0.75	1.10	86
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83
14.75	8.70	1,399,208	0.95	0.92	1.10	79
14.92	25.90	1,172,752	0.97	0.77	1.05	73
12.80	23.14	874,571	0.97	1.06	1.06	88

15.77	11.05	304,627	1.44	0.24	1.50	46
15.37	19.23	318,369	1.44	0.25	1.55	86
13.41	(1.66)	294,744	1.44	0.35	1.59	83
14.40	8.15	253,608	1.45	0.41	1.57	79
14.61	25.30	175,265	1.47	0.28	1.55	73
12.56	22.43	110,837	1.46	0.56	1.56	88

16.28	11.42	1,495,606	0.73	0.96	0.75	46
15.83	20.05	1,287,300	0.76	0.93	0.81	86
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83
14.78	8.92	2,375,538	0.77	1.08	0.79	79
14.94	26.21	2,288,734	0.79	0.94	0.80	73
12.80	23.22	3,874,926	0.79	1.24	0.81	88

16.30	11.47	1,765,832	0.58	1.08	0.60	46
15.85	20.27	3,391,256	0.61	1.07	0.67	86
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83
14.79	9.01	4,932,896	0.62	1.25	0.66	79
14.96	26.41	4,178,050	0.64	1.12	0.65	73
12.82	23.48	1,214,707	0.64	1.36	0.67	88

16.11	11.14	277,382	1.23	0.46	1.25	46
15.68	19.58	260,589	1.20	0.48	1.40	86
13.66	(1.47)	205,224	1.19	0.60	1.48	83
14.66	8.45	178,272	1.20	0.67	1.41	79
14.84	25.61	126,549	1.22	0.53	1.30	73
12.74	22.81	72,664	1.22	0.81	1.31	88

16.19	11.23	51,505	0.97	0.75	1.00	46
15.76	16.83	25,050	1.00	0.67	1.03	86

16.27	11.45	6,585	0.72	1.03	0.76	46
15.82	16.99	1,030	0.75	1.03	0.81	86

16.30	11.49	956,945	0.55	1.13	0.60	46
15.85	20.24	890,105	0.56	1.12	0.62	86
13.81	(0.77)	910,033	0.56	1.27	0.63	83
14.80	9.13	496,102	0.57	1.30	0.62	79
14.96	26.45	441,628	0.59	1.16	0.60	73
12.82	23.52	455,939	0.59	1.45	0.61	88

16.33	11.59	9,360,897	0.47	1.22	0.50	46
15.87	20.37	6,751,473	0.50	1.19	0.50	86
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83
14.82	9.17	2,976,379	0.51	1.35	0.52	79
14.98	26.57	2,392,416	0.54	1.21	0.55	73
12.83	23.56	1,379,173	0.54	1.47	0.56	88

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
Class A
Six Months Ended December 31, 2017 (Unaudited)	$25.40	$0.16	$2.69	$2.85	$(0.16)	$—	$—	$(0.16)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	—	(1.19)
Year Ended June 30, 2015	23.73	0.20	1.85	2.05	(0.19)	(1.60)	—	(1.79)
Year Ended June 30, 2014	20.27	0.23	4.79	5.02	(0.21)	(1.35)	—	(1.56)
Year Ended June 30, 2013	17.42	0.20	3.56	3.76	(0.23)	(0.68)	—	(0.91)

Class I
Six Months Ended December 31, 2017 (Unaudited)	25.62	0.19	2.71	2.90	(0.19)	—	—	(0.19)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	—	(1.24)
Year Ended June 30, 2015	23.88	0.26	1.87	2.13	(0.23)	(1.60)	—	(1.83)
Year Ended June 30, 2014	20.39	0.28	4.82	5.10	(0.26)	(1.35)	—	(1.61)
Year Ended June 30, 2013	17.51	0.27	3.56	3.83	(0.27)	(0.68)	—	(0.95)

Class L
Six Months Ended December 31, 2017 (Unaudited)	25.58	0.19	2.70	2.89	(0.19)	—	—	(0.19)
Year Ended June 30, 2017	21.89	0.35	3.75	4.10	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.15	0.35	(1.33)	(0.98)	(0.31)	(0.97)	—	(1.28)
Year Ended June 30, 2015	23.85	0.29	1.89	2.18	(0.28)	(1.60)	—	(1.88)
Year Ended June 30, 2014	20.36	0.32	4.81	5.13	(0.29)	(1.35)	—	(1.64)
Year Ended June 30, 2013	17.48	0.30	3.55	3.85	(0.29)	(0.68)	—	(0.97)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	25.59	0.20	2.71	2.91	(0.21)	—	—	(0.21)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	—	(1.30)
Year Ended June 30, 2015	23.85	0.32	1.89	2.21	(0.30)	(1.60)	—	(1.90)
Year Ended June 30, 2014	20.36	0.34	4.81	5.15	(0.31)	(1.35)	—	(1.66)
Year Ended June 30, 2013	17.48	0.32	3.55	3.87	(0.31)	(0.68)	—	(0.99)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$28.09	11.23%	$391,998	0.60%	1.16%	0.85%	19%
25.40	18.52	422,719	0.69	1.19	0.96	40
21.74	(4.30)	497,934	0.85	1.20	1.02	122
23.99	9.04	483,296	0.85	0.84	0.97	144
23.73	25.73	206,635	0.85	1.02	0.86	113
20.27	22.33	103,755	0.85	1.04	0.87	178

28.33	11.35	281,587	0.35	1.41	0.60	19
25.62	18.85	285,141	0.43	1.45	0.69	40
21.92	(4.08)	260,494	0.60	1.45	0.69	122
24.18	9.34	260,618	0.60	1.09	0.64	144
23.88	26.00	82,899	0.59	1.28	0.61	113
20.39	22.61	40,522	0.60	1.40	0.62	178

28.28	11.33	787,901	0.35	1.40	0.44	19
25.58	18.86	835,535	0.40	1.47	0.49	40
21.89	(3.94)	824,559	0.45	1.59	0.50	122
24.15	9.53	796,919	0.45	1.21	0.51	144
23.85	26.20	389,507	0.45	1.42	0.46	113
20.36	22.79	221,638	0.45	1.57	0.47	178

28.29	11.38	6,298,959	0.25	1.51	0.34	19
25.59	19.00	5,863,138	0.28	1.60	0.34	40
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122
24.16	9.67	6,205,582	0.35	1.33	0.36	144
23.85	26.31	3,598,945	0.35	1.52	0.36	113
20.36	22.90	1,460,937	0.35	1.67	0.37	178

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Equity Focus Fund	Class A, Class C and Class I	JPM I	Non-Diversified
Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
Growth and Income Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	JPM I	Diversified
Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM II	Diversified
U.S. Equity Fund	Class A, Class C, Class I, Class L^^, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
U.S. Research Enhanced Equity Fund^	Class A^^^, Class I, Class L^^ and Class R6	JPM I	Diversified

*	Class R3 and Class R4 commenced operations on July 31, 2017 for Growth and Income Fund.
^	Effective on November 1, 2017, Disciplined Equity Fund changed its name to U.S. Research Enhanced Equity Fund.
^^	Effective December 1, 2016, Class L is publicly offered on a limited basis for U.S. Equity Fund and U.S. Research Enhanced Equity Fund.
^^^	Effective October 9, 2017, Class A is publicly offered on a limited basis for U.S. Research Enhanced Equity Fund.

The investment objective of Equity Focus Fund and Large Cap Growth Fund is to seek long-term capital appreciation.

The investment objective of Equity Income Fund is to seek capital appreciation and current income.

The investment objective of Growth and Income Fund is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of Hedged Equity Fund is to seek to provide capital appreciation.

The investment objective of Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of U.S. Research Enhanced Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

Large Cap Growth Fund acquired all the assets and liabilities of the JPMorgan Dynamic Growth Fund in a reorganization on October 27, 2017. Please refer to Note 9 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$220,822	$—	$—	$220,822

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$16,645,510	$—	$—	$16,645,510

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$589,350	$—	$—		$589,350

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$1,631,509	$354	$—		$1,631,863

Appreciation in Other Financial Instruments
Futures Contracts (a)	$207	$—	$—		$207

Depreciation in Other Financial Instruments
Options Written (a)
Call Option Written	$(8,952)	$—	$—		$(8,952)
Put Option Written	(1,960)	—	—		(1,960)

Total Depreciation in Other Financial Instruments	$(10,912)	$—	$—		$(10,912)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$12,928,484	$—	$—		$12,928,484

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$1,461,586	$—	$—	(d)	$1,461,586

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$15,717,161	$—	$—	(d)	$15,717,161

Appreciation in Other Financial Instruments
Futures Contracts (a)	$51	$—	$—		$51

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$7,745,000	$5,311	$—		$7,750,311

Appreciation in Other Financial Instruments
Futures Contracts (a)	$264	$—	$—		$264

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of U.S. Treasury Bill that is held as initial margin for futures contracts. Please refer to the SOIs for asset class specifics of portfolio holdings.
(c)	All portfolio holdings designated as Level 1 and Level 3 are disclosed individually on the SOIs. Level 3 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(d)	Amount rounds to less than 500.

There were no transfers among any levels during the six months ended December 31, 2017.

B. Futures Contracts — Hedged Equity Fund, U.S. Equity Fund and U.S. Research Enhanced Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2017 (amounts in thousands):

	Hedged Equity Fund	U.S. Equity Fund	U.S. Research Enhanced Equity Fund
Futures Contracts:
Average Notional Balance Long	$13,388	$80,451	$64,302
Ending Notional Balance Long	24,485	55,527	77,872

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as change in net unrealized appreciation/depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded options contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over the counter options.

The table below discloses the volume of the Fund’s’ options contracts activity during the six months ended December 31, 2017:

Exchange-Traded Options:
Average Number of Contracts Purchased	4,536
Average Number of Contracts Written	9,072
Ending Number of Contracts Purchased	5,851
Ending Number of Contracts Written	11,702

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2017 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1	$—	(a)	$2	n/a	n/a		n/a		n/a		n/a		n/a		$3
Equity Income Fund
Transfer agency fees	173	38		37	n/a	$7		$—	(a)	$1		$9		$35		300
Growth and Income Fund
Transfer agency fees	109	3		3	n/a	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	115
Hedged Equity Fund
Transfer agency fees	3	1		10	n/a	n/a		n/a		n/a		—	(a)	2		16
Large Cap Growth Fund
Transfer agency fees	231	13		28	n/a	6		—	(a)	1		7		26		312
Large Cap Value Fund
Transfer agency fees	31	3		3	n/a	2		n/a		n/a		1		4		44
U.S. Equity Fund
Transfer agency fees	66	9		18	$57	4		—	(a)	—	(a)	6		34		194
U.S. Research Enhanced Equity Fund
Transfer agency fees	16	n/a		5	7	n/a		n/a		n/a		n/a		26		54

(a)	Amount rounds to less than 500.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for Large Cap Growth Fund and Equity Focus Fund, for which distributions are generally declared and paid annually, and Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.60%
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Research Enhanced Equity Fund	0.25

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R4, Class R5 and Class R6 do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Growth and Income Fund	0.25	0.75	0.50	0.25
Hedged Equity Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2017, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Equity Focus Fund	$1	$—
Equity Income Fund	203	1
Growth and Income Fund	9	—	(a)
Hedged Equity Fund	45	—
Large Cap Growth Fund	87	—	(a)
Large Cap Value Fund	18	—	(a)
U.S. Equity Fund	52	—	(a)
U.S. Research Enhanced Equity Fund	2	—

(a)	Amount rounds to less than 500.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	0.10	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Equity Focus Fund*	1.10%	1.60%	0.85%	n/a	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	1.04	1.54	0.79	n/a	1.29%	1.04%	0.79%	0.59%	0.54%
Growth and Income Fund**	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54	0.44
Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.40	0.35
Large Cap Growth Fund***	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54	0.44
Large Cap Value Fund****	0.93	1.44	0.69	n/a	1.19	n/a	n/a	0.54	0.44
U.S. Equity Fund*****	0.94	1.44	0.69	0.61%	1.19	0.94	0.69	0.54	0.44
U.S. Research Enhanced Equity Fund	0.60	n/a	0.35	0.45	n/a	n/a	n/a	n/a	0.25

*	Prior to November 1, 2017, the contractual expense limitation for Equity Focus Fund was 1.15%, 1.65% and 0.90% for Class A, Class C and Class I Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.
**	Prior to November 1, 2017, the contractual expense limitation for Growth and Income Fund was 1.04%, 1.54%, 0.79%, 1.29%, 1.04%, 0.79%, 0.59% and 0.54% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.
***	Prior to November 1, 2017, the contractual expense limitation for Large Cap Growth Fund was 1.05%, 1.55%, 0.90%, 1.40%, 1.15%, 0.90%, 0.70% and 0.65% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.
****	Prior to November 1, 2017, the contractual expense limitation for Large Cap Value Fund was 1.45%, 0.80%, 1.30%, 0.60% and 0.55% for Class C, Class I, Class R2, Class R5 and Class R6 Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.
*****	Prior to November 1, 2017, the contractual expense limitation for U.S. Equity Fund was 0.76%, 1.26%, 1.01%, 0.76%, 0.56% and 0.51% for Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2017 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2018.

For the six months ended December 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Focus Fund	$85	$56	$1	$142	$—
Equity Income Fund	15	—	47	62	—
Growth and Income Fund	56	38	105	199	—	(a)
Hedged Equity Fund	70	47	7	124	2
Large Cap Growth Fund	2,121	1,345	740	4,206	3
Large Cap Value Fund	98	64	117	279	—
U.S. Equity Fund	855	561	524	1,940	12
U.S. Research Enhanced Equity Fund	2,122	1,415	552	4,089	26

(a)	Amount rounds to less than 500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2017 were as follows (amounts in thousands):

Equity Focus Fund	$8
Equity Income Fund	343
Growth and Income Fund	12
Hedged Equity Fund	30
Large Cap Growth Fund	194
Large Cap Value Fund	27
U.S. Equity Fund	161
U.S. Research Enhanced Equity Fund	60

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended December 31, 2017, the Funds incurred brokerage commissions with broker dealers affiliated with the Adviser as follows (amounts in thousands):

Equity Income Fund	$2
Growth and Income Fund	—	(a)
U.S. Equity Fund	—	(a)
U.S. Research Enhanced Equity Fund	2

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Focus Fund	$36,139	$27,479
Equity Income Fund	1,355,029	1,351,791
Growth and Income Fund	85,703	102,133
Hedged Equity Fund	878,496	214,061
Large Cap Growth Fund	885,559	2,046,487
Large Cap Value Fund	851,422	604,101
U.S. Equity Fund	6,812,828	6,906,768
U.S. Research Enhanced Equity Fund	1,443,304	1,784,540

During the six months ended December 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$171,205	$51,731	$2,114	$49,617
Equity Income Fund	11,748,313	4,951,333	54,136	4,897,197

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth and Income Fund	$373,004	$220,251	$3,905	$216,346
Hedged Equity Fund	1,428,280	208,133	15,255	192,878
Large Cap Growth Fund	6,617,299	6,341,679	30,494	6,311,185
Large Cap Value Fund	1,237,198	238,943	14,555	224,388
U.S. Equity Fund	11,124,521	4,689,527	96,836	4,592,691
U.S. Research Enhanced Equity Fund	5,523,069	2,322,023	94,517	2,227,506

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2017, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Post-enactment Net Capital Loss
	Short-Term	Long-Term
Hedged Equity Fund	$4,412	$7,791
Disciplined Equity Fund	218,314	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Large Cap Growth Fund	$2,094	1.83%	1	$—	(a)

(a)	Amount rounds to less than 500.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. The Funds did not utilize the Credit Facility during the six months ended December 31, 2017.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2017, J.P. Morgan Access Funds, Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	42.5%	n/a
U.S. Equity Fund	n/a	23.9%
U.S. Research Enhanced Equity Fund	n/a	63.3

As of December 31, 2017, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	95.8%	—	—
Equity Income Fund	1	15.0	—	—
Growth and Income Fund	1	22.8	—	—
Hedged Equity Fund	—	—	4	59.8%
U.S. Equity Fund	1	15.4	—	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of December 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

9. Business Combinations

On June 21, 2017, the Boards of the JPM I and JPM II approved the Plan of Reorganization of the Dynamic Growth Fund (the “Target Fund”), a fund of JPM I, into the Large Cap Growth Fund (the “Acquiring Fund”), a fund of JPM II. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on October 27, 2017. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Class I and Class R5 shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $341,560,000 and identified cost of approximately $192,181,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of October 27, 2017, the Target Fund did not have capital loss carryforwards.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Dynamic Growth Fund				$149,379
Class A	2,009	$63,247	$31.49
Class C	455	13,553	29.77
Class I	2,050	66,379	32.38
Class R5	6,103	201,731	33.05

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Acquiring Fund
Large Cap Growth Fund				$5,901,927
Class A	69,657	$2,537,876	$36.43
Class C	16,450	484,595	29.46
Class I	99,881	3,668,798	36.73
Class R2	4,222	149,495	35.41
Class R3	49	1,798	36.61
Class R4	294	10,813	36.73
Class R5	22,117	826,666	37.38
Class R6	123,754	4,653,365	37.60

Post Reorganization
Large Cap Growth Fund				$6,051,306
Class A	71,393	$2,601,123	$36.43
Class C	16,910	498,148	29.46
Class I	101,688	3,735,177	36.73
Class R2	4,222	149,495	35.41
Class R3	49	1,798	36.61
Class R4	294	10,813	36.73
Class R5	27,514	1,028,397	37.38
Class R6	123,754	4,653,365	37.60

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2017, the beginning of the annual reporting period, the pro forma results of operations for the six months ended December 31, 2017, are as follows:

Net investment income (loss)	$(4,033)
Net realized/unrealized gains (losses)	1,653,224

Change in net assets resulting from operations	$1,649,191

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included on the Statements of Operations since October 27, 2017.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	93

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017 and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Equity Focus Fund
Class A
Actual*	$1,000.00	$1,118.40	$5.98	1.12%
Hypothetical*	1,000.00	1,019.56	5.70	1.12
Class C
Actual*	1,000.00	1,115.10	8.64	1.62
Hypothetical*	1,000.00	1,017.04	8.24	1.62
Class I
Actual*	1,000.00	1,119.70	4.65	0.87
Hypothetical*	1,000.00	1,020.82	4.43	0.87

Equity Income Fund
Class A
Actual*	1,000.00	1,111.20	5.32	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Class C
Actual*	1,000.00	1,108.00	7.97	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class I
Actual*	1,000.00	1,112.70	3.94	0.74
Hypothetical*	1,000.00	1,021.42	3.82	0.74
Class R2
Actual*	1,000.00	1,109.40	6.70	1.26
Hypothetical*	1,000.00	1,018.85	6.41	1.26
Class R3
Actual*	1,000.00	1,110.80	5.27	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Equity Income Fund (continued)
Class R4
Actual*	$1,000.00	$1,112.30	$3.99	0.75%
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class R5
Actual*	1,000.00	1,113.60	3.14	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class R6
Actual*	1,000.00	1,114.20	2.61	0.49
Hypothetical*	1,000.00	1,022.74	2.50	0.49

Growth and Income Fund
Class A
Actual*	1,000.00	1,124.70	5.36	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Class C
Actual*	1,000.00	1,121.60	8.02	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class I
Actual*	1,000.00	1,125.90	4.02	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class R2
Actual*	1,000.00	1,123.30	6.69	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class R3
Actual**	1,000.00	1,107.50	4.15	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class R4
Actual**	1,000.00	1,108.30	3.31	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class R5
Actual*	1,000.00	1,126.90	3.06	0.57
Hypothetical*	1,000.00	1,022.33	2.91	0.57
Class R6
Actual*	1,000.00	1,127.30	2.63	0.49
Hypothetical*	1,000.00	1,022.74	2.50	0.49

Hedged Equity Fund
Class A
Actual*	1,000.00	1,060.60	4.36	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class C
Actual*	1,000.00	1,058.20	6.95	1.34
Hypothetical*	1,000.00	1,018.45	6.82	1.34
Class I
Actual*	1,000.00	1,062.40	3.07	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class R5
Actual*	1,000.00	1,063.20	2.03	0.39
Hypothetical*	1,000.00	1,023.24	1.99	0.39
Class R6
Actual*	1,000.00	1,063.40	1.77	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	95

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Large Cap Growth Fund
Class A
Actual*	$1,000.00	$1,138.30	$5.44	1.01%
Hypothetical*	1,000.00	1,020.11	5.14	1.01
Class C
Actual*	1,000.00	1,135.50	8.13	1.51
Hypothetical*	1,000.00	1,017.59	7.68	1.51
Class I
Actual*	1,000.00	1,139.60	4.31	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Class R2
Actual*	1,000.00	1,136.70	7.00	1.30
Hypothetical*	1,000.00	1,018.65	6.61	1.30
Class R3
Actual*	1,000.00	1,138.20	5.44	1.01
Hypothetical*	1,000.00	1,020.11	5.14	1.01
Class R4
Actual*	1,000.00	1,139.60	4.21	0.78
Hypothetical*	1,000.00	1,021.27	3.97	0.78
Class R5
Actual*	1,000.00	1,140.40	3.45	0.64
Hypothetical*	1,000.00	1,021.98	3.26	0.64
Class R6
Actual*	1,000.00	1,141.00	2.91	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54

Large Cap Value Fund
Class A
Actual*	1,000.00	1,107.60	4.94	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class C
Actual*	1,000.00	1,105.10	7.64	1.44
Hypothetical*	1,000.00	1,017.95	7.32	1.44
Class I
Actual*	1,000.00	1,109.10	3.88	0.73
Hypothetical*	1,000.00	1,021.53	3.72	0.73
Class R2
Actual*	1,000.00	1,105.60	6.63	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class R5
Actual*	1,000.00	1,109.60	3.03	0.57
Hypothetical*	1,000.00	1,022.33	2.91	0.57
Class R6
Actual*	1,000.00	1,110.00	2.55	0.48
Hypothetical*	1,000.00	1,022.79	2.45	0.48

U.S. Equity Fund
Class A
Actual*	1,000.00	1,112.60	5.01	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class C
Actual*	1,000.00	1,110.50	7.66	1.44
Hypothetical*	1,000.00	1,017.95	7.32	1.44
Class I
Actual*	1,000.00	1,114.20	3.89	0.73
Hypothetical*	1,000.00	1,021.53	3.72	0.73

96	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
U.S. Equity Fund (continued)
Class L
Actual*	$1,000.00	$1,114.70	$3.09	0.58%
Hypothetical*	1,000.00	1,022.28	2.96	0.58
Class R2
Actual*	1,000.00	1,111.40	6.55	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class R3
Actual*	1,000.00	1,112.30	5.16	0.97
Hypothetical*	1,000.00	1,020.32	4.94	0.97
Class R4
Actual*	1,000.00	1,114.50	3.84	0.72
Hypothetical*	1,000.00	1,021.58	3.67	0.72
Class R5
Actual*	1,000.00	1,114.90	2.93	0.55
Hypothetical*	1,000.00	1,022.43	2.80	0.55
Class R6
Actual*	1,000.00	1,115.90	2.51	0.47
Hypothetical*	1,000.00	1,022.84	2.40	0.47

U.S. Research Enhanced Equity Fund
Class A
Actual*	1,000.00	1,112.30	3.19	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class I
Actual*	1,000.00	1,113.50	1.86	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Class L
Actual*	1,000.00	1,113.30	1.86	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Class R6
Actual*	1,000.00	1,113.80	1.33	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

*	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 153/365 (to reflect the actual period). Commencement of operations was July 31, 2017.

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	97

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the

Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

98	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Equity Focus Fund, Growth and Income Fund, Hedged Equity Fund and U.S. Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	99

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s performance for Class A shares was in the first, third and first quintiles based upon the Peer Group, and in the first, second and first quintiles based upon the Universe, for the one- three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Peer Group, and in the first, second and first quintiles based upon the Universe, for the one- three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Equity Income Fund’s performance for Class A shares was in the third, second and second quintiles based upon the Peer Group, and in the third, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fourth, first and first quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Growth and Income Fund’s performance for Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Hedged Equity Fund’s performance for Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, for each of the one- and three-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Large Cap Growth Fund’s performance for Class A shares was in the third, second and fourth quintiles based upon the Peer Group, and in the fifth, fourth and fifth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fourth, fourth and fifth quintiles based upon the Peer Group, and in the fifth, fourth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

100	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

The Trustees noted that the Large Cap Value Fund’s performance for Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Equity Fund’s performance for Class A shares was in the second, first, and first quintiles based upon the Peer Group, and in the third, second, and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the third, first and second quintiles based upon the Peer Group, and in the third, second, and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s performance for Class A shares was in the third, third and second quintiles based upon the Peer Group, and in the fourth, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fourth, third and second quintiles based upon the Peer Group, and in the third, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees also noted that the Fund changed its name and investment strategy effective November 1, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Equity Income Fund’s net advisory fee for Class A shares was in the second and first quintiles based upon both the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that total actual expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Growth and Income Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Hedged Equity Fund’s net advisory fee and actual total expenses for Class A and Class I shares

DECEMBER 31, 2017	J.P. MORGAN LARGE CAP FUNDS	101

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

were in the first quintile based upon both the Peer Groups and Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the second and third quintiles, respectively, based upon both the Peer Group and Universe. The Trustees also noted that the Fund’s Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Value Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that both the net advisory fee and actual total expenses were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s Fee Caps for certain share classes were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s Fee Caps for certain share classes were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s net advisory fee and actual total expenses for Class A and Class I shares were in the first quintile based upon both the Peer Group and Universe. The Trustees also noted that the Fund’s Fee Caps for certain share classes were reduced effective November 1, 2016. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

102	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2017

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2017.	SAN-LCE-1217

Semi-Annual Report

J.P. Morgan Equity Funds

December 31, 2017 (Unaudited)

JPMorgan Equity Index Fund

JPMorgan Market Expansion Enhanced Index Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy continued to grow in the second half of 2017, supported by a synchronized global economy and central bank policies that also helped lift equity prices in the U.S. and elsewhere.

“Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand.” — George C.W. Gatch

The U.S. economy entered its third longest expansion on record in 2017, and gross domestic product (GDP) rose by 3.2% in the third quarter and an estimated 2.6% in the fourth quarter. During the second half of 2017, unemployment fell to 4.1% in December from 4.3% in June, and U.S. consumer confidence reached a 17-year high in November. Corporate profits rose during the second half of the year amid stable energy prices and a decline in the value of the U.S. dollar.

Notably, the second half of 2017 included three large hurricanes, wildfires and other assorted natural disasters that combined to cause an estimated $306 billion in damage in the U.S. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates in December 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during the reporting period and provided support for both the domestic economy and financial markets.

Most developed market and emerging market economies also continued to grow in the second half of 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of

England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade and China’s GDP grew by an estimated 6.8% in the second half of 2017, supported by personal consumption and growth in foreign trade.

Roughly 120 countries, comprising three-fourths of global GDP, had experienced increased economic growth by the end of 2017, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns for the six months ended December 31, 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited growth from external demand and a reduction in U.S. corporate tax rates from the 2017 Tax Cuts and Jobs Act. Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Index Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

U.S. equity markets overall provided positive returns throughout the reporting period amid strong growth in corporate profits, stable energy prices and continued low interest rates. During the reporting period, the Standard & Poor’s 500 Index (the “S&P 500”) reached more than two dozen record high closings and had positive returns for each month.

In contrast, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, remained well below its historical average throughout the year and on November 3, 2017, fell to its lowest-ever level.

Overall, growth stocks outperformed value stocks and large cap stocks generally outperformed small cap and mid cap stocks during the reporting period. For the six months ended December 31, 2017, the S&P 500 returned 11.42%.

2	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

JPMorgan Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	11.35%
S&P 500 Index**	11.42%

Net Assets as of 12/31/2017 (In Thousands)	$3,086,202

INVESTMENT OBJECTIVE***

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Index (S&P 500) (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares performed largely in line with the Benchmark for the six months ended December 31, 2017, before considering the effect of Fund fees and expenses. This was consistent with its indexing strategy and investment objective, as the Fund looks to generate returns that are comparable to those of the Benchmark.

U.S. equity markets overall provided positive returns throughout the reporting period amid strong growth in corporate profits, stable energy prices and continued low interest rates. During the reporting period, the Benchmark reached more than two dozen record high closings and had positive returns for each month.

During the reporting period, the information technology and financials sectors were the largest contributors to the performance of the Fund and the Benchmark, while the utilities and real estate sectors were the smallest contributors to performance.

HOW WAS THE FUND POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	3.7%
2.	Microsoft Corp.	2.8
3.	Amazon.com, Inc.	2.0
4.	Facebook, Inc., Class A	1.8
5.	Berkshire Hathaway, Inc., Class B	1.6
6.	Johnson & Johnson	1.6
7.	JPMorgan Chase & Co.	1.6
8.	Exxon Mobil Corp.	1.5
9.	Alphabet, Inc., Class C	1.3
10.	Alphabet, Inc., Class A	1.3

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	23.0%
Financials	14.3
Health Care	13.3
Consumer Discretionary	11.8
Industrials	9.8
Consumer Staples	7.9
Energy	5.9
Materials	2.9
Utilities	2.8
Real Estate	2.8
Telecommunication Services	2.0
Short-Term Investment	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		5.36%	14.92%	14.02%	7.45%
Without Sales Charge		11.20	21.27	15.25	8.03
CLASS C SHARES	November 4, 1997
With CDSC***		9.84	19.57	14.43	7.25
Without CDSC		10.84	20.57	14.43	7.25
CLASS I SHARES	July 2, 1991	11.35	21.61	15.54	8.31
CLASS R6 SHARES	September 1, 2016	11.43	21.80	15.59	8.33

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.99%
S&P 1000 Index**	9.83%

Net Assets as of 12/31/2017 (In Thousands)	$1,055,114

INVESTMENT OBJECTIVE***

The JPMorgan Market Expansion Enhanced Index Fund (the “Fund”) seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Standard & Poor’s 1000 Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the finance and consumer cyclical sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the semiconductors and real estate investment trust sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Green Dot Corp., HollyFrontier Corp. and Take-Two Interactive Software Inc. Shares of Green Dot, a provider of pre-paid credit cards, rose after the company reported two consecutive quarters of better-than-expected earnings. Shares of HollyFrontier, a petroleum refiner, transport and logistics company, rose amid stable oil prices and investor expectations that the company would benefit from the Tax Cut and Jobs Act of 2017. Shares of Take-Two Interactive Software, a videogame publisher, rose after the company raised its revenue forecast and reported better-than-expected sales during the November-December holiday shopping season.

Leading individual detractors from relative performance included the Fund’s underweight position in Nektar Therapeutics and Cognex Corp. and its overweight position in Owens & Minor Inc. Shares of Nektar Therapeutics, a developer of biopharmaceutical drugs, rose after the company reported positive data from a clinical trial of its anti-cancer treatment. Shares of Cognex, a maker of vision sensors and systems for automated manufacturing, rose after the company reported growth in revenue and earnings for the third quarter of 2017. Shares of Owens & Minor, a medical supply and logistics company, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017.

HOW WAS THE FUND POSITIONED?

The Fund seeks to closely follow the sector and industry weights within the Benchmark. Because the Fund uses an enhanced index strategy, not all of the stocks in the Benchmark are held by the Fund, and the Fund’s position in an individual stock may be overweight or underweight as compared to the Benchmark. Looking at valuation and momentum, the Fund’s portfolio managers overweighted what they believed were attractively priced stocks with improving momentum and underweighted what they believed were expensive stocks with deteriorating momentum, based on their bottom-up approach to stock selection.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Huntington Ingalls Industries, Inc.	0.8%
2.	Broadridge Financial Solutions, Inc.	0.8
3.	Ingredion, Inc.	0.7
4.	Reinsurance Group of America, Inc.	0.7
5.	United Therapeutics Corp.	0.7
6.	Arrow Electronics, Inc.	0.7
7.	Teradyne, Inc.	0.7
8.	East West Bancorp, Inc.	0.7
9.	HollyFrontier Corp.	0.7
10.	WellCare Health Plans, Inc.	0.7

PORTFOLIO COMPOSITION BY SECTOR****
Industrials	17.0%
Information Technology	16.7
Financials	16.0
Consumer Discretionary	12.0
Health Care	9.5
Real Estate	8.1
Materials	6.9
Utilities	4.5
Energy	3.8
Consumer Staples	3.2
Telecommunication Services	0.6
Short-Term Investment	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 1000 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 1998
With Sales Charge**		4.16%	8.34%	14.06%	9.06%
Without Sales Charge		9.95	14.30	15.28	9.65
CLASS C SHARES	March 22, 1999
With CDSC***		8.65	12.69	14.54	8.90
Without CDSC		9.65	13.69	14.54	8.90
CLASS I SHARES	July 31, 1998	9.99	14.55	15.57	9.92
CLASS R2 SHARES	November 3, 2008	9.86	14.04	15.04	9.33

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class I Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Market Expansion Enhanced Index Fund, the S&P 1000 Index, the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. The Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.0%
	Consumer Discretionary — 12.1%
	Auto Components — 0.2%
36	Aptiv plc	3,022
27	BorgWarner, Inc.	1,357
33	Goodyear Tire & Rubber Co. (The)	1,067

		5,446

	Automobiles — 0.5%
523	Ford Motor Co.	6,531
171	General Motors Co.	7,024
23	Harley-Davidson, Inc.	1,148

		14,703

	Distributors — 0.1%
20	Genuine Parts Co.	1,867
41	LKQ Corp. (a)	1,685

		3,552

	Diversified Consumer Services — 0.0% (g)
28	H&R Block, Inc.	735

	Hotels, Restaurants & Leisure — 1.8%
55	Carnival Corp.	3,628
3	Chipotle Mexican Grill, Inc. (a)	962
17	Darden Restaurants, Inc.	1,592
27	Hilton Worldwide Holdings, Inc.	2,165
41	Marriott International, Inc., Class A	5,571
107	McDonald’s Corp.	18,391
68	MGM Resorts International	2,280
24	Norwegian Cruise Line Holdings Ltd. (a)	1,272
23	Royal Caribbean Cruises Ltd.	2,738
191	Starbucks Corp.	10,952
14	Wyndham Worldwide Corp.	1,574
11	Wynn Resorts Ltd.	1,812
45	Yum Brands, Inc.	3,686

		56,623

	Household Durables — 0.4%
46	DR Horton, Inc.	2,336
15	Garmin Ltd.	886
18	Leggett & Platt, Inc.	843
27	Lennar Corp., Class A	1,734
8	Mohawk Industries, Inc. (a)	2,337
66	Newell Brands, Inc.	2,030
36	PulteGroup, Inc.	1,205
10	Whirlpool Corp.	1,624

		12,995

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Direct Marketing Retail — 2.8%
54	Amazon.com, Inc. (a)	62,693
16	Expedia, Inc.	1,973
58	Netflix, Inc. (a)	11,134
7	Priceline Group, Inc. (The) (a)	11,360
15	TripAdvisor, Inc. (a)	501

		87,661

	Leisure Products — 0.1%
15	Hasbro, Inc.	1,381
46	Mattel, Inc.	708

		2,089

	Media — 2.7%
49	CBS Corp. (Non-Voting), Class B	2,867
26	Charter Communications, Inc., Class A (a)	8,732
625	Comcast Corp., Class A	25,039
21	Discovery Communications, Inc., Class A (a)	462
27	Discovery Communications, Inc., Class C (a)	577
31	DISH Network Corp., Class A (a)	1,459
52	Interpublic Group of Cos., Inc. (The)	1,050
51	News Corp., Class A	832
16	News Corp., Class B	271
31	Omnicom Group, Inc.	2,250
13	Scripps Networks Interactive, Inc., Class A	1,099
104	Time Warner, Inc.	9,546
141	Twenty-First Century Fox, Inc., Class A	4,878
59	Twenty-First Century Fox, Inc., Class B	2,008
47	Viacom, Inc., Class B	1,457
202	Walt Disney Co. (The)	21,764

		84,291

	Multiline Retail — 0.5%
35	Dollar General Corp.	3,248
32	Dollar Tree, Inc. (a)	3,410
23	Kohl’s Corp.	1,225
41	Macy’s, Inc.	1,028
16	Nordstrom, Inc.	741
73	Target Corp.	4,754

		14,406

	Specialty Retail — 2.3%
10	Advance Auto Parts, Inc.	987
4	AutoZone, Inc. (a)	2,621
34	Best Buy Co., Inc.	2,334
24	CarMax, Inc. (a)	1,567
17	Foot Locker, Inc.	779
29	Gap, Inc. (The)	994
157	Home Depot, Inc. (The)	29,665

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Specialty Retail — continued
33	L Brands, Inc.	1,993
112	Lowe’s Cos., Inc.	10,375
11	O’Reilly Automotive, Inc. (a)	2,741
52	Ross Stores, Inc.	4,148
8	Signet Jewelers Ltd.	458
14	Tiffany & Co.	1,423
85	TJX Cos., Inc. (The)	6,521
17	Tractor Supply Co.	1,258
8	Ulta Beauty, Inc. (a)	1,750

		69,614

	Textiles, Apparel & Luxury Goods — 0.7%
49	Hanesbrands, Inc.	1,022
20	Michael Kors Holdings Ltd. (a)	1,283
176	NIKE, Inc., Class B	11,016
10	PVH Corp.	1,424
7	Ralph Lauren Corp.	770
38	Tapestry, Inc.	1,686
25	Under Armour, Inc., Class A (a)	358
25	Under Armour, Inc., Class C (a)	329
44	VF Corp.	3,253

		21,141

	Total Consumer Discretionary	373,256

	Consumer Staples — 8.1%
	Beverages — 2.0%
26	Brown-Forman Corp., Class B	1,802
514	Coca-Cola Co. (The)	23,581
23	Constellation Brands, Inc., Class A	5,278
24	Dr Pepper Snapple Group, Inc.	2,349
25	Molson Coors Brewing Co., Class B	2,032
55	Monster Beverage Corp. (a)	3,492
191	PepsiCo, Inc.	22,859

		61,393

	Food & Staples Retailing — 1.8%
59	Costco Wholesale Corp.	10,901
136	CVS Health Corp.	9,844
119	Kroger Co. (The)	3,273
64	Sysco Corp.	3,902
116	Walgreens Boots Alliance, Inc.	8,451
196	Wal-Mart Stores, Inc.	19,374

		55,745

	Food Products — 1.2%
75	Archer-Daniels-Midland Co.	3,004
26	Campbell Soup Co.	1,240

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
55	Conagra Brands, Inc.	2,063
76	General Mills, Inc.	4,517
19	Hershey Co. (The)	2,146
36	Hormel Foods Corp.	1,313
15	JM Smucker Co. (The)	1,891
33	Kellogg Co.	2,266
80	Kraft Heinz Co. (The)	6,223
16	McCormick & Co., Inc. (Non-Voting)	1,636
200	Mondelez International, Inc., Class A	8,573
40	Tyson Foods, Inc., Class A	3,234

		38,106

	Household Products — 1.6%
33	Church & Dwight Co., Inc.	1,681
17	Clorox Co. (The)	2,570
118	Colgate-Palmolive Co.	8,880
47	Kimberly-Clark Corp.	5,689
342	Procter & Gamble Co. (The)	31,380

		50,200

	Personal Products — 0.2%
63	Coty, Inc., Class A	1,259
30	Estee Lauder Cos., Inc. (The), Class A	3,818

		5,077

	Tobacco — 1.3%
256	Altria Group, Inc.	18,264
208	Philip Morris International, Inc.	21,994

		40,258

	Total Consumer Staples	250,779

	Energy — 6.0%
	Energy Equipment & Services — 0.8%
57	Baker Hughes a GE Co.	1,816
117	Halliburton Co.	5,715
15	Helmerich & Payne, Inc.	941
51	National Oilwell Varco, Inc.	1,835
186	Schlumberger Ltd.	12,513
59	TechnipFMC plc, (United Kingdom)	1,840

		24,660

	Oil, Gas & Consumable Fuels — 5.2%
73	Anadarko Petroleum Corp.	3,934
19	Andeavor	2,199
51	Apache Corp.	2,156
62	Cabot Oil & Gas Corp.	1,773
122	Chesapeake Energy Corp. (a)	482
255	Chevron Corp.	31,871

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
13	Cimarex Energy Co.	1,558
20	Concho Resources, Inc. (a)	2,994
160	ConocoPhillips	8,796
70	Devon Energy Corp.	2,916
78	EOG Resources, Inc.	8,363
33	EQT Corp.	1,868
568	Exxon Mobil Corp.	47,503
36	Hess Corp.	1,718
257	Kinder Morgan, Inc.	4,652
114	Marathon Oil Corp.	1,928
65	Marathon Petroleum Corp.	4,319
27	Newfield Exploration Co. (a)	842
65	Noble Energy, Inc.	1,901
103	Occidental Petroleum Corp.	7,555
51	ONEOK, Inc.	2,747
58	Phillips 66	5,825
23	Pioneer Natural Resources Co.	3,942
30	Range Resources Corp.	516
59	Valero Energy Corp.	5,391
111	Williams Cos., Inc. (The)	3,379

		161,128

	Total Energy	185,788

	Financials — 14.7%
	Banks — 6.5%
1,300	Bank of America Corp.	38,382
106	BB&T Corp.	5,258
354	Citigroup, Inc.	26,370
66	Citizens Financial Group, Inc.	2,768
23	Comerica, Inc.	2,024
95	Fifth Third Bancorp	2,869
145	Huntington Bancshares, Inc.	2,109
465	JPMorgan Chase & Co. (q)	49,734
144	KeyCorp	2,907
20	M&T Bank Corp.	3,450
46	People’s United Financial, Inc.	868
64	PNC Financial Services Group, Inc. (The)	9,202
155	Regions Financial Corp.	2,687
64	SunTrust Banks, Inc.	4,121
211	US Bancorp	11,322
594	Wells Fargo & Co.	36,039
27	Zions Bancorp	1,361

		201,471

	Capital Markets — 3.1%
7	Affiliated Managers Group, Inc.	1,529
20	Ameriprise Financial, Inc.	3,360

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
137	Bank of New York Mellon Corp. (The)	7,393
17	BlackRock, Inc.	8,500
15	CBOE Global Markets, Inc.	1,895
160	Charles Schwab Corp. (The)	8,215
46	CME Group, Inc.	6,661
36	E*TRADE Financial Corp. (a)	1,798
44	Franklin Resources, Inc.	1,898
47	Goldman Sachs Group, Inc. (The)	11,979
78	Intercontinental Exchange, Inc.	5,533
55	Invesco Ltd.	1,994
22	Moody’s Corp.	3,289
187	Morgan Stanley	9,790
16	Nasdaq, Inc.	1,198
29	Northern Trust Corp.	2,876
17	Raymond James Financial, Inc.	1,538
34	S&P Global, Inc.	5,790
50	State Street Corp.	4,852
32	T. Rowe Price Group, Inc.	3,408

		93,496

	Consumer Finance — 0.8%
97	American Express Co.	9,590
65	Capital One Financial Corp.	6,470
49	Discover Financial Services	3,746
35	Navient Corp.	470
99	Synchrony Financial	3,807

		24,083

	Diversified Financial Services — 1.7%
258	Berkshire Hathaway, Inc., Class B (a)	51,128
42	Leucadia National Corp.	1,113

		52,241

	Insurance — 2.6%
53	Aflac, Inc.	4,626
48	Allstate Corp. (The)	5,036
120	American International Group, Inc.	7,179
33	Aon plc	4,488
24	Arthur J Gallagher & Co.	1,533
7	Assurant, Inc.	727
13	Brighthouse Financial, Inc. (a)	753
62	Chubb Ltd.	9,093
20	Cincinnati Financial Corp.	1,500
6	Everest Re Group Ltd.	1,218
48	Hartford Financial Services Group, Inc. (The)	2,691
29	Lincoln National Corp.	2,255
37	Loews Corp.	1,851

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
68	Marsh & McLennan Cos., Inc.	5,568
141	MetLife, Inc.	7,131
36	Principal Financial Group, Inc.	2,540
78	Progressive Corp. (The)	4,390
57	Prudential Financial, Inc.	6,534
14	Torchmark Corp.	1,305
37	Travelers Cos., Inc. (The)	4,976
30	Unum Group	1,651
18	Willis Towers Watson plc	2,667
34	XL Group Ltd., (Bermuda)	1,207

		80,919

	Total Financials	452,210

	Health Care — 13.6%
	Biotechnology — 2.7%
214	AbbVie, Inc.	20,663
30	Alexion Pharmaceuticals, Inc. (a)	3,581
97	Amgen, Inc.	16,920
28	Biogen, Inc. (a)	9,028
106	Celgene Corp. (a)	11,013
175	Gilead Sciences, Inc.	12,543
23	Incyte Corp. (a)	2,224
10	Regeneron Pharmaceuticals, Inc. (a)	3,882
34	Vertex Pharmaceuticals, Inc. (a)	5,080

		84,934

	Health Care Equipment & Supplies — 2.7%
233	Abbott Laboratories	13,314
10	Align Technology, Inc. (a)	2,149
67	Baxter International, Inc.	4,343
36	Becton Dickinson and Co.	7,603
184	Boston Scientific Corp. (a)	4,563
7	Cooper Cos., Inc. (The)	1,429
82	Danaher Corp.	7,616
31	DENTSPLY SIRONA, Inc.	2,027
28	Edwards Lifesciences Corp. (a)	3,197
37	Hologic, Inc. (a)	1,580
12	IDEXX Laboratories, Inc. (a)	1,828
15	Intuitive Surgical, Inc. (a)	5,481
181	Medtronic plc	14,650
19	ResMed, Inc.	1,611
43	Stryker Corp.	6,679
12	Varian Medical Systems, Inc. (a)	1,365
27	Zimmer Biomet Holdings, Inc.	3,275

		82,710

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 2.7%
44	Aetna, Inc.	7,885
22	AmerisourceBergen Corp.	1,986
34	Anthem, Inc.	7,744
42	Cardinal Health, Inc.	2,584
23	Centene Corp. (a)	2,332
33	Cigna Corp.	6,711
20	DaVita, Inc. (a)	1,466
16	Envision Healthcare Corp. (a)	560
76	Express Scripts Holding Co. (a)	5,666
38	HCA Healthcare, Inc. (a)	3,335
21	Henry Schein, Inc. (a)	1,470
19	Humana, Inc.	4,750
14	Laboratory Corp. of America Holdings (a)	2,177
28	McKesson Corp.	4,358
11	Patterson Cos., Inc.	399
18	Quest Diagnostics, Inc.	1,799
130	UnitedHealth Group, Inc.	28,635
12	Universal Health Services, Inc., Class B	1,331

		85,188

	Health Care Technology — 0.1%
42	Cerner Corp. (a)	2,852

	Life Sciences Tools & Services — 0.8%
43	Agilent Technologies, Inc.	2,889
20	Illumina, Inc. (a)	4,276
20	IQVIA Holdings, Inc. (a)	1,910
3	Mettler-Toledo International, Inc. (a)	2,124
15	PerkinElmer, Inc.	1,080
54	Thermo Fisher Scientific, Inc.	10,206
11	Waters Corp. (a)	2,059

		24,544

	Pharmaceuticals — 4.6%
45	Allergan plc	7,292
219	Bristol-Myers Squibb Co.	13,443
130	Eli Lilly & Co.	10,968
360	Johnson & Johnson	50,312
367	Merck & Co., Inc.	20,629
72	Mylan NV (a)	3,041
18	Perrigo Co. plc	1,530
799	Pfizer, Inc.	28,938
65	Zoetis, Inc.	4,705

		140,858

	Total Health Care	421,086

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Industrials — 10.1%
	Aerospace & Defense — 2.5%
57	Arconic, Inc.	1,547
75	Boeing Co. (The)	22,130
37	General Dynamics Corp.	7,572
10	L3 Technologies, Inc.	2,072
33	Lockheed Martin Corp.	10,735
23	Northrop Grumman Corp.	7,161
39	Raytheon Co.	7,279
22	Rockwell Collins, Inc.	2,959
35	Textron, Inc.	1,998
6	TransDigm Group, Inc.	1,779
100	United Technologies Corp.	12,699

		77,931

	Air Freight & Logistics — 0.7%
19	CH Robinson Worldwide, Inc.	1,665
24	Expeditors International of Washington, Inc.	1,541
33	FedEx Corp.	8,251
92	United Parcel Service, Inc., Class B	10,972

		22,429

	Airlines — 0.5%
16	Alaska Air Group, Inc.	1,212
57	American Airlines Group, Inc.	2,970
88	Delta Air Lines, Inc.	4,924
73	Southwest Airlines Co.	4,789
34	United Continental Holdings, Inc. (a)	2,275

		16,170

	Building Products — 0.3%
13	Allegion plc	1,013
20	AO Smith Corp.	1,198
21	Fortune Brands Home & Security, Inc.	1,413
124	Johnson Controls International plc	4,727
42	Masco Corp.	1,852

		10,203

	Commercial Services & Supplies — 0.3%
12	Cintas Corp.	1,798
30	Republic Services, Inc.	2,060
11	Stericycle, Inc. (a)	778
54	Waste Management, Inc.	4,621

		9,257

	Construction & Engineering — 0.1%
19	Fluor Corp.	968
16	Jacobs Engineering Group, Inc.	1,065

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — continued
21	Quanta Services, Inc. (a)	811

		2,844

	Electrical Equipment — 0.6%
6	Acuity Brands, Inc.	995
31	AMETEK, Inc.	2,245
59	Eaton Corp. plc	4,666
86	Emerson Electric Co.	5,995
17	Rockwell Automation, Inc.	3,382

		17,283

	Industrial Conglomerates — 1.9%
80	3M Co.	18,827
1,162	General Electric Co. (k)	20,283
102	Honeywell International, Inc.	15,660
14	Roper Technologies, Inc.	3,553

		58,323

	Machinery — 1.7%
80	Caterpillar, Inc.	12,566
21	Cummins, Inc.	3,694
43	Deere & Co.	6,710
21	Dover Corp.	2,109
18	Flowserve Corp.	737
41	Fortive Corp.	2,966
41	Illinois Tool Works, Inc.	6,895
33	Ingersoll-Rand plc	2,987
47	PACCAR, Inc.	3,350
18	Parker-Hannifin Corp.	3,564
22	Pentair plc, (United Kingdom)	1,563
8	Snap-on, Inc.	1,332
21	Stanley Black & Decker, Inc.	3,488
24	Xylem, Inc.	1,642

		53,603

	Professional Services — 0.3%
16	Equifax, Inc.	1,898
49	IHS Markit Ltd. (a)	2,198
45	Nielsen Holdings plc	1,634
17	Robert Half International, Inc.	933
21	Verisk Analytics, Inc. (a)	2,000

		8,663

	Road & Rail — 1.0%
120	CSX Corp.	6,590
11	JB Hunt Transport Services, Inc.	1,319
14	Kansas City Southern	1,460
38	Norfolk Southern Corp.	5,557

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Road & Rail — continued
106	Union Pacific Corp.	14,149

		29,075

	Trading Companies & Distributors — 0.2%
39	Fastenal Co.	2,107
11	United Rentals, Inc. (a)	1,947
7	WW Grainger, Inc.	1,642

		5,696

	Total Industrials	311,477

	Information Technology — 23.6%
	Communications Equipment — 1.0%
663	Cisco Systems, Inc.	25,378
8	F5 Networks, Inc. (a)	1,101
16	Harris Corp.	2,263
50	Juniper Networks, Inc.	1,432
22	Motorola Solutions, Inc.	1,962

		32,136

	Electronic Equipment, Instruments & Components — 0.4%
41	Amphenol Corp., Class A	3,593
116	Corning, Inc.	3,726
19	FLIR Systems, Inc.	866
47	TE Connectivity Ltd.	4,480

		12,665

	Internet Software & Services — 4.8%
23	Akamai Technologies, Inc. (a)	1,475
40	Alphabet, Inc., Class A (a)	42,081
40	Alphabet, Inc., Class C (a)	42,337
130	eBay, Inc. (a)	4,914
320	Facebook, Inc., Class A (a)	56,405
11	VeriSign, Inc. (a)	1,300

		148,512

	IT Services — 4.0%
83	Accenture plc, Class A	12,681
6	Alliance Data Systems Corp.	1,633
59	Automatic Data Processing, Inc.	6,966
79	Cognizant Technology Solutions Corp., Class A	5,613
22	CSRA, Inc.	657
38	DXC Technology Co.	3,629
45	Fidelity National Information Services, Inc.	4,211
28	Fiserv, Inc. (a)	3,663
12	Gartner, Inc. (a)	1,496
21	Global Payments, Inc.	2,138
115	International Business Machines Corp.	17,705
124	Mastercard, Inc., Class A	18,843

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
43	Paychex, Inc.	2,918
151	PayPal Holdings, Inc. (a)	11,148
22	Total System Services, Inc.	1,774
243	Visa, Inc., Class A	27,714
62	Western Union Co. (The)	1,170

		123,959

	Semiconductors & Semiconductor Equipment — 3.9%
110	Advanced Micro Devices, Inc. (a)	1,130
49	Analog Devices, Inc.	4,399
143	Applied Materials, Inc.	7,307
54	Broadcom Ltd.	14,001
627	Intel Corp.	28,955
21	KLA-Tencor Corp.	2,207
22	Lam Research Corp.	3,995
31	Microchip Technology, Inc.	2,755
155	Micron Technology, Inc. (a)	6,356
81	NVIDIA Corp.	15,717
17	Qorvo, Inc. (a)	1,136
198	QUALCOMM, Inc.	12,650
25	Skyworks Solutions, Inc.	2,339
132	Texas Instruments, Inc.	13,796
34	Xilinx, Inc.	2,268

		119,011

	Software — 5.2%
101	Activision Blizzard, Inc.	6,417
66	Adobe Systems, Inc. (a)	11,578
11	ANSYS, Inc. (a)	1,679
29	Autodesk, Inc. (a)	3,080
42	CA, Inc.	1,400
38	Cadence Design Systems, Inc. (a)	1,583
19	Citrix Systems, Inc. (a)	1,688
41	Electronic Arts, Inc. (a)	4,336
33	Intuit, Inc.	5,136
1,034	Microsoft Corp.	88,450
408	Oracle Corp.	19,307
24	Red Hat, Inc. (a)	2,849
92	salesforce.com, Inc. (a)	9,402
83	Symantec Corp.	2,332
20	Synopsys, Inc. (a)	1,717

		160,954

	Technology Hardware, Storage & Peripherals — 4.3%
688	Apple, Inc.	116,460
214	Hewlett Packard Enterprise Co.	3,070
224	HP, Inc.	4,704

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Technology Hardware, Storage & Peripherals — continued
36	NetApp, Inc.	2,000
39	Seagate Technology plc	1,623
40	Western Digital Corp.	3,153
29	Xerox Corp.	834

		131,844

	Total Information Technology	729,081

	Materials — 3.0%
	Chemicals — 2.2%
29	Air Products & Chemicals, Inc.	4,793
15	Albemarle Corp.	1,894
31	CF Industries Holdings, Inc.	1,330
314	DowDuPont, Inc.	22,337
19	Eastman Chemical Co.	1,785
35	Ecolab, Inc.	4,676
18	FMC Corp.	1,704
11	International Flavors & Fragrances, Inc.	1,615
43	LyondellBasell Industries NV, Class A	4,783
59	Monsanto Co.	6,877
47	Mosaic Co. (The)	1,207
34	PPG Industries, Inc.	3,985
38	Praxair, Inc.	5,936
11	Sherwin-Williams Co. (The)	4,523

		67,445

	Construction Materials — 0.1%
8	Martin Marietta Materials, Inc.	1,862
18	Vulcan Materials Co.	2,276

		4,138

	Containers & Packaging — 0.4%
12	Avery Dennison Corp.	1,361
47	Ball Corp.	1,776
55	International Paper Co.	3,207
13	Packaging Corp. of America	1,524
24	Sealed Air Corp.	1,192
34	WestRock Co.	2,157

		11,217

	Metals & Mining — 0.3%
180	Freeport-McMoRan, Inc. (a)	3,421
71	Newmont Mining Corp.	2,682
43	Nucor Corp.	2,709

		8,812

	Total Materials	91,612

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate — 2.9%
	Equity Real Estate Investment Trusts (REITs) — 2.8%
13	Alexandria Real Estate Equities, Inc.	1,675
57	American Tower Corp.	8,201
21	Apartment Investment & Management Co., Class A	920
19	AvalonBay Communities, Inc.	3,302
21	Boston Properties, Inc.	2,690
54	Crown Castle International Corp.	6,045
28	Digital Realty Trust, Inc.	3,136
48	Duke Realty Corp.	1,299
10	Equinix, Inc.	4,752
49	Equity Residential	3,141
9	Essex Property Trust, Inc.	2,136
17	Extra Space Storage, Inc.	1,476
10	Federal Realty Investment Trust	1,291
84	GGP, Inc.	1,957
63	HCP, Inc.	1,640
99	Host Hotels & Resorts, Inc.	1,969
38	Iron Mountain, Inc.	1,423
57	Kimco Realty Corp.	1,036
15	Macerich Co. (The)	954
15	Mid-America Apartment Communities, Inc.	1,532
71	Prologis, Inc.	4,601
20	Public Storage	4,193
38	Realty Income Corp.	2,154
20	Regency Centers Corp.	1,372
16	SBA Communications Corp. (a)	2,574
42	Simon Property Group, Inc.	7,155
13	SL Green Realty Corp.	1,329
36	UDR, Inc.	1,381
48	Ventas, Inc.	2,865
23	Vornado Realty Trust	1,807
50	Welltower, Inc.	3,166
101	Weyerhaeuser Co.	3,567

		86,739

	Real Estate Management & Development — 0.1%
40	CBRE Group, Inc., Class A (a)	1,754

	Total Real Estate	88,493

	Telecommunication Services — 2.0%
	Diversified Telecommunication Services — 2.0%
823	AT&T, Inc.	31,997
130	CenturyLink, Inc.	2,175
547	Verizon Communications, Inc.	28,941

	Total Telecommunication Services	63,113

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 2.9%
	Electric Utilities — 1.8%
31	Alliant Energy Corp.	1,320
66	American Electric Power Co., Inc.	4,850
94	Duke Energy Corp.	7,890
44	Edison International	2,762
24	Entergy Corp.	1,966
42	Eversource Energy	2,684
129	Exelon Corp.	5,072
60	FirstEnergy Corp.	1,826
63	NextEra Energy, Inc.	9,848
69	PG&E Corp.	3,081
15	Pinnacle West Capital Corp.	1,276
92	PPL Corp.	2,834
135	Southern Co. (The)	6,469
68	Xcel Energy, Inc.	3,274

		55,152

	Independent Power and Renewable Electricity Producers — 0.0% (g)
89	AES Corp.	959
40	NRG Energy, Inc.	1,148

		2,107

	Multi-Utilities — 1.0%
33	Ameren Corp.	1,919
58	CenterPoint Energy, Inc.	1,638
38	CMS Energy Corp.	1,788
42	Consolidated Edison, Inc.	3,531
86	Dominion Energy, Inc.	6,992
24	DTE Energy Co.	2,632
45	NiSource, Inc.	1,159
68	Public Service Enterprise Group, Inc.	3,493
19	SCANA Corp.	760

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — continued
34	Sempra Energy	3,598
42	WEC Energy Group, Inc.	2,810

		30,320

	Water Utilities — 0.1%
24	American Water Works Co., Inc.	2,187

	Total Utilities	89,766

	Total Common Stocks (Cost $1,674,918)	3,056,661

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
25	Safeway, Inc. Casa Ley CVR, expiring 01/30/2018 (a) (bb)	1
25	Safeway, Inc. PDC CVR (a) (bb)	1

	Total Rights (Cost $—)	2

SHARES
Short-Term Investment — 3.6%
	Investment Company — 3.6%
110,726	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b)(l) (Cost $110,726)	110,726

	Total Investments — 102.6% (Cost $1,785,644)	3,167,389
	Liabilities in Excess of Other Assets — (2.6)%	(81,187)

	NET ASSETS — 100.0%	$3,086,202

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
S&P 500 E-Mini Index	230	03/2018	USD	30,774	299

					299

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.4%
	Consumer Discretionary — 12.0%
	Auto Components — 1.0%
32	American Axle & Manufacturing Holdings, Inc. (a)	536
31	Cooper-Standard Holdings, Inc. (a)	3,749
194	Dana, Inc.	6,210

		10,495

	Automobiles — 0.6%
37	Thor Industries, Inc.	5,568
12	Winnebago Industries, Inc.	667

		6,235

	Distributors — 0.0% (g)
6	Core-Mark Holding Co., Inc.	199

	Diversified Consumer Services — 0.3%
23	Adtalem Global Education, Inc. (a)	967
6	Capella Education Co.	454
2	Graham Holdings Co., Class B	1,005
6	Sotheby’s (a)	304
4	Strayer Education, Inc.	394

		3,124

	Hotels, Restaurants & Leisure — 1.3%
61	Brinker International, Inc.	2,384
6	Buffalo Wild Wings, Inc. (a)	907
20	Cheesecake Factory, Inc. (The)	945
12	Cracker Barrel Old Country Store, Inc.	1,831
7	DineEquity, Inc.	355
17	Domino’s Pizza, Inc.	3,288
12	Jack in the Box, Inc.	1,187
6	Papa John’s International, Inc.	359
11	Ruth’s Hospitality Group, Inc.	242
22	Scientific Games Corp., Class A (a)	1,123
23	Texas Roadhouse, Inc.	1,230

		13,851

	Household Durables — 2.6%
25	Helen of Troy Ltd. (a)	2,436
142	KB Home	4,534
18	La-Z-Boy, Inc.	571
19	MDC Holdings, Inc.	614
2	NVR, Inc. (a)	5,575
20	Tempur Sealy International, Inc. (a)	1,222
124	Toll Brothers, Inc.	5,964
36	TopBuild Corp. (a)	2,757
61	Tupperware Brands Corp.	3,828

		27,501

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Direct Marketing Retail — 0.1%
8	FTD Cos., Inc. (a)	55
12	HSN, Inc.	480
9	Nutrisystem, Inc.	484

		1,019

	Leisure Products — 0.5%
36	Brunswick Corp.	1,988
41	Callaway Golf Co.	575
23	Polaris Industries, Inc.	2,849
24	Vista Outdoor, Inc. (a)	346

		5,758

	Media — 1.2%
33	AMC Networks, Inc., Class A (a)	1,801
8	Cinemark Holdings, Inc.	275
47	Gannett Co., Inc.	539
35	John Wiley & Sons, Inc., Class A	2,295
88	Live Nation Entertainment, Inc. (a)	3,758
14	Meredith Corp.	921
159	TEGNA, Inc.	2,236
41	Time, Inc.	756

		12,581

	Multiline Retail — 0.2%
22	Big Lots, Inc.	1,259
122	JC Penney Co., Inc. (a)	386

		1,645

	Specialty Retail — 3.1%
73	Aaron’s, Inc.	2,915
26	Abercrombie & Fitch Co., Class A	460
114	American Eagle Outfitters, Inc.	2,139
8	Asbury Automotive Group, Inc. (a)	506
26	AutoNation, Inc. (a)	1,329
47	Caleres, Inc.	1,564
29	Cato Corp. (The), Class A	461
84	Chico’s FAS, Inc.	740
24	Children’s Place, Inc. (The)	3,421
34	Dick’s Sporting Goods, Inc.	972
27	DSW, Inc., Class A	576
29	Express, Inc. (a)	291
13	Francesca’s Holdings Corp. (a)	97
41	GameStop Corp., Class A	734
37	Group 1 Automotive, Inc.	2,644
7	Haverty Furniture Cos., Inc.	150
23	Lithia Motors, Inc., Class A	2,615
42	Michaels Cos., Inc. (The) (a)	1,011
14	Murphy USA, Inc. (a)	1,133

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks—continued
	Specialty Retail — continued
421	Office Depot, Inc.	1,492
26	Rent-A-Center, Inc.	284
8	RH (a)	690
53	Sally Beauty Holdings, Inc. (a)	992
20	Sleep Number Corp. (a)	741
105	Tailored Brands, Inc.	2,294
32	Urban Outfitters, Inc. (a)	1,136
31	Williams-Sonoma, Inc.	1,587
10	Zumiez, Inc. (a)	200

		33,174

	Textiles, Apparel & Luxury Goods — 1.1%
28	Carter’s, Inc.	3,243
30	Crocs, Inc. (a)	384
25	Deckers Outdoor Corp. (a)	1,990
7	Movado Group, Inc.	213
5	Oxford Industries, Inc.	398
39	Perry Ellis International, Inc. (a)	982
55	Skechers USA, Inc., Class A (a)	2,064
22	Steven Madden Ltd. (a)	1,034
34	Wolverine World Wide, Inc.	1,093

		11,401

	Total Consumer Discretionary	126,983

	Consumer Staples — 3.2%
	Food & Staples Retailing — 0.4%
3	Casey’s General Stores, Inc.	354
66	SpartanNash Co.	1,768
8	Sprouts Farmers Market, Inc. (a)	197
15	SUPERVALU, Inc. (a)	318
21	United Natural Foods, Inc. (a)	1,030

		3,667

	Food Products — 2.1%
7	Bob Evans Farms, Inc.	560
63	Darling Ingredients, Inc. (a)	1,140
137	Dean Foods Co.	1,579
72	Flowers Foods, Inc.	1,381
27	Hain Celestial Group, Inc. (The) (a)	1,157
56	Ingredion, Inc.	7,824
5	J&J Snack Foods Corp.	819
54	Lamb Weston Holdings, Inc.	3,026
45	Post Holdings, Inc. (a)	3,557
8	Sanderson Farms, Inc.	1,072
12	Seneca Foods Corp., Class A (a)	367

		22,482

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 0.5%
16	Central Garden & Pet Co. (a)	615
80	Central Garden & Pet Co., Class A (a)	3,032
24	Energizer Holdings, Inc.	1,172

		4,819

	Personal Products — 0.2%
186	Avon Products, Inc., (United Kingdom) (a)	399
5	Medifast, Inc.	366
21	Nu Skin Enterprises, Inc., Class A	1,405

		2,170

	Tobacco — 0.0% (g)
9	Universal Corp.	452

	Total Consumer Staples	33,590

	Energy — 3.8%
	Energy Equipment & Services — 1.3%
92	Archrock, Inc.	962
70	Ensco plc, Class A	415
52	Exterran Corp. (a)	1,623
44	Gulf Island Fabrication, Inc.	585
34	Helix Energy Solutions Group, Inc. (a)	260
387	McDermott International, Inc. (a)	2,544
37	Newpark Resources, Inc. (a)	316
93	Noble Corp. plc (a)	420
18	Oil States International, Inc. (a)	511
58	Patterson-UTI Energy, Inc.	1,336
29	Pioneer Energy Services Corp. (a)	90
48	Rowan Cos. plc, Class A (a)	745
38	Superior Energy Services, Inc. (a)	369
151	Transocean Ltd. (a)	1,617
22	Unit Corp. (a)	493
30	US Silica Holdings, Inc.	980

		13,266

	Oil, Gas & Consumable Fuels — 2.5%
17	Bill Barrett Corp. (a)	86
82	CNX Resources Corp. (a)	1,200
10	CONSOL Energy, Inc. (a)	404
144	Denbury Resources, Inc. (a)	318
38	Energen Corp. (a)	2,159
15	Green Plains, Inc.	246
60	Gulfport Energy Corp. (a)	768
140	HollyFrontier Corp.	7,189
66	Murphy Oil Corp.	2,043
81	Par Pacific Holdings, Inc. (a)	1,561
42	PBF Energy, Inc., Class A	1,489

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
95	QEP Resources, Inc. (a)	913
3	REX American Resources Corp. (a)	224
43	SM Energy Co.	945
201	Southwestern Energy Co. (a)	1,124
69	SRC Energy, Inc. (a)	589
82	World Fuel Services Corp.	2,321
209	WPX Energy, Inc. (a)	2,934

		26,513

	Total Energy	39,779

	Financials — 16.0%
	Banks — 7.9%
13	Ameris Bancorp	612
127	Associated Banc-Corp.	3,215
43	BancorpSouth Bank	1,338
26	Bank of Hawaii Corp.	2,206
22	Bank of the Ozarks, Inc.	1,048
13	Banner Corp.	713
30	Boston Private Financial Holdings, Inc.	467
29	Brookline Bancorp, Inc.	449
31	Cathay General Bancorp	1,321
25	Columbia Banking System, Inc.	1,075
2	Commerce Bancshares, Inc.	118
13	Community Bank System, Inc.	702
23	Cullen/Frost Bankers, Inc.	2,186
120	East West Bancorp, Inc.	7,284
20	First Financial Bancorp	514
79	First Horizon National Corp.	1,587
146	First Midwest Bancorp, Inc.	3,496
81	Fulton Financial Corp.	1,452
85	Hancock Holding Co.	4,217
55	Hanmi Financial Corp.	1,675
33	Home BancShares, Inc.	767
45	Hope Bancorp, Inc.	822
11	Independent Bank Corp.	802
15	LegacyTexas Financial Group, Inc.	621
21	MB Financial, Inc.	951
14	NBT Bancorp, Inc.	498
8	Opus Bank (a)	213
92	PacWest Bancorp	4,612
29	Pinnacle Financial Partners, Inc.	1,952
17	Signature Bank (a)	2,388
166	Sterling Bancorp	4,091
23	SVB Financial Group (a)	5,424
121	Synovus Financial Corp.	5,806
234	TCF Financial Corp.	4,791

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
51	Texas Capital Bancshares, Inc. (a)	4,543
25	Trustmark Corp.	806
15	UMB Financial Corp.	1,050
118	Umpqua Holdings Corp.	2,451
29	United Community Banks, Inc.	804
54	Wintrust Financial Corp.	4,450

		83,517

	Capital Markets — 2.8%
10	Donnelley Financial Solutions, Inc. (a)	204
46	Eaton Vance Corp.	2,577
42	Evercore, Inc., Class A	3,807
16	FactSet Research Systems, Inc.	3,065
7	INTL. FCStone, Inc. (a)	281
38	Investment Technology Group, Inc.	735
87	Janus Henderson Group plc, (United Kingdom)	3,328
35	Legg Mason, Inc.	1,461
7	MarketAxess Holdings, Inc.	1,352
37	MSCI, Inc.	4,707
12	Piper Jaffray Cos.	1,027
61	SEI Investments Co.	4,401
56	Stifel Financial Corp.	3,307

		30,252

	Consumer Finance — 0.8%
44	FirstCash, Inc.	2,975
53	Green Dot Corp., Class A (a)	3,194
174	SLM Corp. (a)	1,966

		8,135

	Insurance — 4.0%
2	Alleghany Corp. (a)	1,230
36	American Equity Investment Life Holding Co.	1,097
56	American Financial Group, Inc.	6,042
24	Aspen Insurance Holdings Ltd., (Bermuda)	972
35	Brown & Brown, Inc.	1,777
69	CNO Financial Group, Inc.	1,704
81	First American Financial Corp.	4,517
52	Hanover Insurance Group, Inc. (The)	5,645
19	Kemper Corp.	1,330
27	Maiden Holdings Ltd.	177
5	Navigators Group, Inc. (The)	267
200	Old Republic International Corp.	4,272
49	Reinsurance Group of America, Inc.	7,672
5	Safety Insurance Group, Inc.	418
21	Selective Insurance Group, Inc.	1,243
10	Stewart Information Services Corp.	419

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
9	United Fire Group, Inc.	396
12	Universal Insurance Holdings, Inc.	314
35	WR Berkley Corp.	2,492

		41,984

	Thrifts & Mortgage Finance — 0.5%
17	BofI Holding, Inc. (a)	502
29	Dime Community Bancshares, Inc.	616
3	LendingTree, Inc. (a)	1,021
38	Provident Financial Services, Inc.	1,027
170	TrustCo Bank Corp.	1,560
11	Walker & Dunlop, Inc. (a)	542

		5,268

	Total Financials	169,156

	Health Care — 9.5%
	Biotechnology — 1.6%
55	Acorda Therapeutics, Inc. (a)	1,177
45	AMAG Pharmaceuticals, Inc. (a)	592
44	Bioverativ, Inc. (a)	2,362
7	Emergent BioSolutions, Inc. (a)	321
254	Momenta Pharmaceuticals, Inc. (a)	3,538
27	Myriad Genetics, Inc. (a)	924
52	United Therapeutics Corp. (a)	7,660

		16,574

	Health Care Equipment & Supplies — 3.4%
7	ABIOMED, Inc. (a)	1,312
42	AngioDynamics, Inc. (a)	698
14	Cantel Medical Corp.	1,481
10	CryoLife, Inc. (a)	197
21	Haemonetics Corp. (a)	1,243
63	Halyard Health, Inc. (a)	2,928
64	Hill-Rom Holdings, Inc.	5,369
2	Inogen, Inc. (a)	286
53	Integer Holdings Corp. (a)	2,401
136	Invacare Corp.	2,293
96	Lantheus Holdings, Inc. (a)	1,955
18	LivaNova plc (a)	1,415
44	Masimo Corp. (a)	3,748
14	Natus Medical, Inc. (a)	519
19	NuVasive, Inc. (a)	1,135
22	OraSure Technologies, Inc. (a)	421
35	STERIS plc	3,026
18	Teleflex, Inc.	4,479
15	Varex Imaging Corp. (a)	615

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — continued
3	West Pharmaceutical Services, Inc.	306

		35,827

	Health Care Providers & Services — 2.7%
19	AMN Healthcare Services, Inc. (a)	958
12	BioTelemetry, Inc. (a)	365
202	Community Health Systems, Inc. (a)	862
72	Diplomat Pharmacy, Inc. (a)	1,447
91	HealthSouth Corp.	4,501
29	Kindred Healthcare, Inc.	282
17	LifePoint Health, Inc. (a)	827
27	Magellan Health, Inc. (a)	2,565
36	MEDNAX, Inc. (a)	1,912
36	Molina Healthcare, Inc. (a)	2,744
93	Owens & Minor, Inc.	1,758
187	Select Medical Holdings Corp. (a)	3,292
36	WellCare Health Plans, Inc. (a)	7,180

		28,693

	Health Care Technology — 0.2%
165	Allscripts Healthcare Solutions, Inc. (a)	2,399
20	Quality Systems, Inc. (a)	277

		2,676

	Life Sciences Tools & Services — 0.5%
8	Bio-Rad Laboratories, Inc., Class A (a)	2,005
22	Charles River Laboratories International, Inc. (a)	2,386
22	INC Research Holdings, Inc., Class A (a)	963
14	Luminex Corp.	280

		5,634

	Pharmaceuticals — 1.1%
77	Amphastar Pharmaceuticals, Inc. (a)	1,485
55	Catalent, Inc. (a)	2,260
272	Depomed, Inc. (a)	2,186
89	Impax Laboratories, Inc. (a)	1,479
105	Medicines Co. (The) (a)	2,857
18	Nektar Therapeutics (a)	1,081

		11,348

	Total Health Care	100,752

	Industrials — 17.0%
	Aerospace & Defense — 1.6%
24	Aerojet Rocketdyne Holdings, Inc. (a)	758
17	Curtiss-Wright Corp.	2,096
8	Engility Holdings, Inc. (a)	214
35	Huntington Ingalls Industries, Inc.	8,310

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Aerospace & Defense — continued
23	Moog, Inc., Class A (a)	1,987
24	Orbital ATK, Inc.	3,117
18	Triumph Group, Inc.	498

		16,980

	Air Freight & Logistics — 0.3%
71	Hub Group, Inc., Class A (a)	3,380

	Airlines — 0.6%
21	Hawaiian Holdings, Inc.	853
155	JetBlue Airways Corp. (a)	3,453
30	SkyWest, Inc.	1,593

		5,899

	Building Products — 0.8%
6	American Woodmark Corp. (a)	742
12	Gibraltar Industries, Inc. (a)	409
20	Lennox International, Inc.	4,240
79	Universal Forest Products, Inc.	2,986

		8,377

	Commercial Services & Supplies — 1.7%
22	ABM Industries, Inc.	829
20	Brink’s Co. (The)	1,582
78	Copart, Inc. (a)	3,347
42	Essendant, Inc.	385
23	Herman Miller, Inc.	920
16	HNI Corp.	624
26	Interface, Inc.	646
83	LSC Communications, Inc.	1,260
12	MSA Safety, Inc.	930
71	Pitney Bowes, Inc.	797
76	RR Donnelley & Sons Co.	708
68	Tetra Tech, Inc.	3,259
48	Viad Corp.	2,684

		17,971

	Construction & Engineering — 1.8%
119	AECOM (a)	4,434
88	Aegion Corp. (a)	2,226
14	Comfort Systems USA, Inc.	604
12	Dycom Industries, Inc. (a)	1,382
58	EMCOR Group, Inc.	4,763
55	KBR, Inc.	1,085
72	MYR Group, Inc. (a)	2,576
10	Orion Group Holdings, Inc. (a)	76
9	Valmont Industries, Inc.	1,443

		18,589

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 1.2%
56	EnerSys	3,894
71	General Cable Corp.	2,110
20	Hubbell, Inc.	2,772
5	Powell Industries, Inc.	132
53	Regal Beloit Corp.	4,056

		12,964

	Industrial Conglomerates — 0.3%
26	Carlisle Cos., Inc.	2,936
13	Raven Industries, Inc.	443

		3,379

	Machinery — 4.9%
59	AGCO Corp.	4,245
3	Alamo Group, Inc.	373
71	Barnes Group, Inc.	4,512
81	Briggs & Stratton Corp.	2,047
61	Crane Co.	5,435
23	Federal Signal Corp.	468
57	Greenbrier Cos., Inc. (The)	3,017
34	Harsco Corp. (a)	630
24	IDEX Corp.	3,233
80	ITT, Inc.	4,286
30	Kennametal, Inc.	1,443
52	Lincoln Electric Holdings, Inc.	4,790
6	Lydall, Inc. (a)	310
22	Mueller Industries, Inc.	787
29	Oshkosh Corp.	2,663
15	SPX Corp. (a)	461
15	SPX FLOW, Inc. (a)	727
5	Standex International Corp.	519
72	Terex Corp.	3,475
31	Timken Co. (The)	1,502
43	Toro Co. (The)	2,785
59	Trinity Industries, Inc.	2,221
22	Wabash National Corp.	477
8	Wabtec Corp.	646
4	Watts Water Technologies, Inc., Class A	327

		51,379

	Professional Services — 2.2%
15	Dun & Bradstreet Corp. (The)	1,752
18	FTI Consulting, Inc. (a)	768
26	Heidrick & Struggles International, Inc.	648
76	Insperity, Inc.	4,336
27	Kelly Services, Inc., Class A	725
81	Korn/Ferry International	3,352

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Professional Services — continued
55	ManpowerGroup, Inc.	6,922
19	Navigant Consulting, Inc. (a)	367
20	On Assignment, Inc. (a)	1,272
47	Resources Connection, Inc.	727
89	TrueBlue, Inc. (a)	2,443

		23,312

	Road & Rail — 1.0%
76	ArcBest Corp.	2,713
28	Avis Budget Group, Inc. (a)	1,207
32	Landstar System, Inc.	3,338
22	Old Dominion Freight Line, Inc.	2,907
9	Saia, Inc. (a)	623

		10,788

	Trading Companies & Distributors — 0.6%
16	Applied Industrial Technologies, Inc.	1,083
5	DXP Enterprises, Inc. (a)	151
19	MSC Industrial Direct Co., Inc., Class A	1,789
40	NOW, Inc. (a)	442
28	Veritiv Corp. (a)	795
10	Watsco, Inc.	1,700

		5,960

	Total Industrials	178,978

	Information Technology — 16.8%
	Communications Equipment — 0.7%
156	ARRIS International plc (a)	3,997
46	Ciena Corp. (a)	952
10	Comtech Telecommunications Corp.	210
54	Digi International, Inc. (a)	520
13	InterDigital, Inc.	975
17	Plantronics, Inc.	841

		7,495

	Electronic Equipment, Instruments & Components — 5.9%
41	Anixter International, Inc. (a)	3,116
92	Arrow Electronics, Inc. (a)	7,369
114	Avnet, Inc.	4,518
29	Bel Fuse, Inc., Class B	740
16	Belden, Inc.	1,205
95	Benchmark Electronics, Inc. (a)	2,751
32	Cognex Corp.	1,951
9	Coherent, Inc. (a)	2,595
5	ePlus, Inc. (a)	384
28	Insight Enterprises, Inc. (a)	1,061
15	Itron, Inc. (a)	1,037

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — continued
151	Jabil, Inc.	3,966
21	KEMET Corp. (a)	309
109	Keysight Technologies, Inc. (a)	4,514
8	Littelfuse, Inc.	1,663
66	Methode Electronics, Inc.	2,632
45	National Instruments Corp.	1,890
55	Plexus Corp. (a)	3,315
6	Rogers Corp. (a)	1,004
60	Sanmina Corp. (a)	1,977
5	ScanSource, Inc. (a)	172
9	SYNNEX Corp.	1,237
51	Tech Data Corp. (a)	5,016
80	Trimble, Inc. (a)	3,261
84	TTM Technologies, Inc. (a)	1,308
54	Vishay Intertechnology, Inc.	1,118
21	Zebra Technologies Corp., Class A (a)	2,149

		62,258

	Internet Software & Services — 0.6%
16	Blucora, Inc. (a)	356
17	comScore, Inc. (a)	479
20	j2 Global, Inc.	1,463
20	LivePerson, Inc. (a)	230
18	LogMeIn, Inc.	2,107
22	NIC, Inc.	363
54	QuinStreet, Inc. (a)	448
6	Stamps.com, Inc. (a)	1,128

		6,574

	IT Services — 3.8%
88	Broadridge Financial Solutions, Inc.	7,953
27	CACI International, Inc., Class A (a)	3,522
18	Cardtronics plc, Class A (a)	333
37	Convergys Corp.	871
34	CoreLogic, Inc. (a)	1,562
35	CSG Systems International, Inc.	1,542
66	DST Systems, Inc.	4,103
37	ExlService Holdings, Inc. (a)	2,255
92	Leidos Holdings, Inc.	5,915
9	ManTech International Corp., Class A	467
63	Perficient, Inc. (a)	1,199
80	Sabre Corp.	1,648
76	Science Applications International Corp.	5,789
81	Sykes Enterprises, Inc. (a)	2,540

		39,699

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — 2.8%
9	Advanced Energy Industries, Inc. (a)	587
9	Cabot Microelectronics Corp.	842
24	Cirrus Logic, Inc. (a)	1,267
66	Cohu, Inc.	1,453
7	Cree, Inc. (a)	264
25	First Solar, Inc. (a)	1,702
54	Integrated Device Technology, Inc. (a)	1,608
169	Kulicke & Soffa Industries, Inc., (Singapore) (a)	4,101
52	Microsemi Corp. (a)	2,691
32	MKS Instruments, Inc.	3,059
44	Nanometrics, Inc. (a)	1,097
76	Rudolph Technologies, Inc. (a)	1,814
37	Semtech Corp. (a)	1,276
14	Synaptics, Inc. (a)	555
175	Teradyne, Inc.	7,340
3	Veeco Instruments, Inc. (a)	40

		29,696

	Software — 2.6%
32	8x8, Inc. (a)	457
48	ACI Worldwide, Inc. (a)	1,086
14	Bottomline Technologies de, Inc. (a)	489
31	CDK Global, Inc.	2,174
37	CommVault Systems, Inc. (a)	1,948
14	Fair Isaac Corp.	2,123
66	Fortinet, Inc. (a)	2,883
15	MicroStrategy, Inc., Class A (a)	2,029
80	Progress Software Corp.	3,409
43	PTC, Inc. (a)	2,638
13	Qualys, Inc. (a)	766
15	Synchronoss Technologies, Inc. (a)	132
55	Take-Two Interactive Software, Inc. (a)	6,011
78	TiVo Corp.	1,209

		27,354

	Technology Hardware, Storage & Peripherals — 0.4%
110	NCR Corp. (a)	3,739

	Total Information Technology	176,815

	Materials — 6.9%
	Chemicals — 3.1%
57	A Schulman, Inc.	2,123
11	AdvanSix, Inc. (a)	442
12	American Vanguard Corp.	228
13	Ashland Global Holdings, Inc.	931
50	Cabot Corp.	3,058
85	Chemours Co. (The)	4,275

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
42	FutureFuel Corp.	597
4	Hawkins, Inc.	141
20	HB Fuller Co.	1,067
24	Ingevity Corp. (a)	1,670
47	Innophos Holdings, Inc.	2,173
9	Innospec, Inc.	656
45	Koppers Holdings, Inc. (a)	2,265
13	Kraton Corp. (a)	612
15	Minerals Technologies, Inc.	1,035
67	Olin Corp.	2,375
33	PolyOne Corp.	1,453
16	Rayonier Advanced Materials, Inc.	319
24	RPM International, Inc.	1,279
17	Scotts Miracle-Gro Co. (The)	1,808
35	Stepan Co.	2,738
36	Valvoline, Inc.	905

		32,150

	Construction Materials — 0.2%
19	Eagle Materials, Inc.	2,141
5	US Concrete, Inc. (a)	427

		2,568

	Containers & Packaging — 0.7%
7	AptarGroup, Inc.	604
10	Bemis Co., Inc.	473
9	Greif, Inc., Class A	557
167	Owens-Illinois, Inc. (a)	3,691
30	Silgan Holdings, Inc.	891
24	Sonoco Products Co.	1,270

		7,486

	Metals & Mining — 1.8%
130	AK Steel Holding Corp. (a)	733
7	Carpenter Technology Corp.	377
43	Commercial Metals Co.	927
7	Kaiser Aluminum Corp.	765
52	Reliance Steel & Aluminum Co.	4,486
8	Royal Gold, Inc.	690
122	Steel Dynamics, Inc.	5,281
27	SunCoke Energy, Inc. (a)	319
94	United States Steel Corp.	3,290
46	Worthington Industries, Inc.	2,046

		18,914

	Paper & Forest Products — 1.1%
49	Boise Cascade Co.	1,967
79	Domtar Corp.	3,901

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Paper & Forest Products — continued
18	KapStone Paper and Packaging Corp.	402
99	Louisiana-Pacific Corp. (a)	2,603
70	Schweitzer-Mauduit International, Inc.	3,163

		12,036

	Total Materials	73,154

	Real Estate — 8.1%
	Equity Real Estate Investment Trusts (REITs) — 7.4%
41	Agree Realty Corp.	2,114
18	Alexander & Baldwin, Inc.	506
14	American Assets Trust, Inc.	524
83	American Campus Communities, Inc.	3,396
202	Armada Hoffler Properties, Inc.	3,142
35	Camden Property Trust	3,181
20	Chesapeake Lodging Trust	545
48	CoreCivic, Inc.	1,089
14	CoreSite Realty Corp.	1,572
107	Corporate Office Properties Trust	3,137
108	Cousins Properties, Inc.	1,000
32	CyrusOne, Inc.	1,881
26	DCT Industrial Trust, Inc.	1,546
169	DiamondRock Hospitality Co.	1,905
71	Douglas Emmett, Inc.	2,919
18	EPR Properties	1,179
45	First Industrial Realty Trust, Inc.	1,422
28	Franklin Street Properties Corp.	297
125	GEO Group, Inc. (The)	2,956
103	Getty Realty Corp.	2,786
22	Healthcare Realty Trust, Inc.	716
15	Hersha Hospitality Trust	268
72	Highwoods Properties, Inc.	3,646
137	Hospitality Properties Trust	4,097
36	Kilroy Realty Corp.	2,714
80	Kite Realty Group Trust	1,572
62	LaSalle Hotel Properties	1,740
48	Liberty Property Trust	2,068
102	Mack-Cali Realty Corp.	2,210
74	Medical Properties Trust, Inc.	1,013
47	Potlatch Corp.	2,345
29	PS Business Parks, Inc.	3,635
127	Rayonier, Inc.	4,004
38	Retail Opportunity Investments Corp.	748
64	Sabra Health Care REIT, Inc.	1,193
5	Saul Centers, Inc.	283
172	Senior Housing Properties Trust	3,294
43	Summit Hotel Properties, Inc.	652

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
8	Taubman Centers, Inc.	523
96	Uniti Group, Inc.	1,711
13	Urstadt Biddle Properties, Inc., Class A	280
193	Washington Prime Group, Inc.	1,373
18	Weingarten Realty Investors	584

		77,766

	Real Estate Management & Development — 0.7%
43	HFF, Inc., Class A	2,110
36	Jones Lang LaSalle, Inc.	5,307

		7,417

	Total Real Estate	85,183

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.1%
4	ATN International, Inc.	232
82	Vonage Holdings Corp. (a)	831

		1,063

	Wireless Telecommunication Services — 0.5%
35	Spok Holdings, Inc.	548
169	Telephone & Data Systems, Inc.	4,687

		5,235

	Total Telecommunication Services	6,298

	Utilities — 4.5%
	Electric Utilities — 1.8%
30	ALLETE, Inc.	2,216
33	El Paso Electric Co.	1,804
116	Great Plains Energy, Inc.	3,726
76	Hawaiian Electric Industries, Inc.	2,737
34	IDACORP, Inc.	3,112
149	OGE Energy Corp.	4,888
11	Westar Energy, Inc.	554

		19,037

	Gas Utilities — 1.7%
80	Atmos Energy Corp.	6,833
42	National Fuel Gas Co.	2,302
5	New Jersey Resources Corp.	190
20	Southwest Gas Holdings, Inc.	1,582
2	Spire, Inc.	173
145	UGI Corp.	6,816
3	WGL Holdings, Inc.	292

		18,188

	Multi-Utilities — 0.9%
35	Avista Corp.	1,782

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Multi-Utilities — continued
78	MDU Resources Group, Inc.	2,105
17	NorthWestern Corp.	1,035
73	Vectren Corp.	4,772

		9,694

	Water Utilities — 0.1%
15	American States Water Co.	860

	Total Utilities	47,779

	Total Common Stocks (Cost $687,001)	1,038,467

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Information Technology — 0.0% (g)
	Electronic Equipment, Instruments & Components — 0.0% (g)
18	Gerber Scientific, Inc., CVR (a) (bb) (Cost $–)	—	(h)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.7%
	Investment Company — 1.7%
18,017	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $18,017)	18,017

	Total Investments — 100.1% (Cost $705,018)	1,056,484
	Liabilities in Excess of Other Assets — (0.1)%	(1,370)

	NET ASSETS — 100.0%	$1,055,114

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Russell 2000 E-Mini Index	63	03/2018	USD	4,840	84
S&P Midcap 400 E-Mini Index	65	03/2018	USD	12,366	195

					279

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	23

J.P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

CVR	— Contingent Value Rights
PDC	— Property Development Center
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(k)	— All or portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2017.
(q)	— Investment in affiliate which is a security in the Fund’s index.
(bb)	— Security has been valued using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands, except per share amounts)

	Equity Index Fund	Market Expansion Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$3,006,929	$1,038,467
Investments in affiliates, at value	160,460	18,017
Cash	—	5
Deposits at broker for futures contracts	—	777
Receivables:
Investment securities sold	2,121	763
Fund shares sold	2,302	965
Dividends from non-affiliates	2,935	1,304
Dividends from affiliates	112	16
Due from adviser	1	—

Total Assets	3,174,860	1,060,314

LIABILITIES:
Payables:
Investment securities purchased	80,255	1,193
Fund shares redeemed	7,410	3,431
Variation margin on futures contracts	321	117
Accrued liabilities:
Investment advisory fees	—	59
Administration fees	74	—
Distribution fees	181	70
Service fees	161	215
Custodian and accounting fees	27	22
Other	229	93

Total Liabilities	88,658	5,200

Net Assets	$3,086,202	$1,055,114

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

	Equity Index Fund	Market Expansion Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$1,734,532	$695,194
Accumulated undistributed (distributions in excess of) net investment income	(109)	(148)
Accumulated net realized gains (losses)	(30,265)	8,323
Net unrealized appreciation (depreciation)	1,382,044	351,745

Total Net Assets	$3,086,202	$1,055,114

Net Assets:
Class A	$613,408	$173,426
Class C	79,819	35,164
Class I	670,848	823,000
Class R2	—	23,524
Class R6	1,722,127	—

Total	$3,086,202	$1,055,114

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	14,989	15,305
Class C	1,968	3,700
Class I	16,375	71,724
Class R2	—	2,109
Class R6	42,036	—

Net Asset Value (a):
Class A — Redemption price per share	$40.92	$11.33
Class C — Offering price per share (b)	40.56	9.50
Class I — Offering and redemption price per share	40.97	11.47
Class R2 — Offering and redemption price per share	—	11.16
Class R6 — Offering and redemption price per share	40.97	—
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$43.19	$11.96

Cost of investments in non-affiliates	$1,650,329	$687,001
Cost of investments in affiliates	135,315	18,017

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$4
Interest income from affiliates	—	(a)	1
Dividend income from non-affiliates	19,506		7,338
Dividend income from affiliates	449		117

Total investment income	19,955		7,460

EXPENSES:
Investment advisory fees	404		1,287
Administration fees	821		419
Distribution fees:
Class A	744		208
Class C	329		140
Class R2	—		60
Service fees:
Class A	744		208
Class C	109		46
Class I	864		1,003
Class R2	—		30
Custodian and accounting fees	46		24
Interest expense to affiliates	—	(a)	—
Professional fees	33		26
Trustees’ and Chief Compliance Officer’s fees	15		14
Printing and mailing costs	65		39
Registration and filing fees	45		46
Transfer agency fees (See Note 2.E.)	146		49
Other	18		12

Total expenses	4,383		3,611

Less fees waived	(1,753)		(1,432)
Less expense reimbursements	(1)		—

Net expenses	2,629		2,179

Net investment income (loss)	17,326		5,281

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	9,929		48,824
Investments in affiliates	173		—
Futures contracts	440		2,790

Net realized gain (loss)	10,542		51,614

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	174,676		41,773
Investments in affiliates	4,834		—
Futures contracts	320		337

Change in net unrealized appreciation/depreciation	179,830		42,110

Net realized/unrealized gains (losses)	190,372		93,724

Change in net assets resulting from operations	$207,698		$99,005

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,326	$29,500	$5,281	$10,588
Net realized gain (loss)	10,542	58,301	51,614	83,310
Change in net unrealized appreciation/depreciation	179,830	187,638	42,110	83,009

Change in net assets resulting from operations	207,698	275,439	99,005	176,907

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,036)	(9,630)	(1,158)	(747)
From net realized gains	(5,731)	(50,124)	(17,242)	(9,476)
Class C
From net investment income	(338)	(901)	(155)	(129)
From net realized gains	(748)	(7,682)	(4,114)	(3,120)
Class I
From net investment income	(5,394)	(14,603)	(6,791)	(7,073)
From net realized gains	(6,187)	(65,912)	(81,308)	(74,429)
Class R2
From net investment income	—	—	(136)	(77)
From net realized gains	—	—	(2,564)	(1,167)
Class R6 (a)
From net investment income	(8,515)	(4,127)	—	—
From net realized gains	(15,063)	(20,272)	—	—

Total distributions to shareholders	(46,012)	(173,251)	(113,468)	(96,218)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,175,086	139,860	58,429	(4,899)

NET ASSETS:
Change in net assets	1,336,772	242,048	43,966	75,790
Beginning of period	1,749,430	1,507,382	1,011,148	935,358

End of period	$3,086,202	$1,749,430	$1,055,114	$1,011,148

Accumulated undistributed (distributions in excess of) net investment income	$(109)	$848	$(148)	$2,811

(a)	Commencement of offering of class of shares effective September 1, 2016 for Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$41,852	$87,696	$24,967	$104,426
Distributions reinvested	9,652	59,202	16,959	9,108
Cost of shares redeemed	(71,785)	(200,298)	(28,684)	(59,090)

Change in net assets resulting from Class A capital transactions	$(20,281)	$(53,400)	$13,242	$54,444

Class C
Proceeds from shares issued	$9,353	$24,354	$4,827	$20,627
Distributions reinvested	838	6,658	4,116	2,957
Cost of shares redeemed	(27,830)	(35,729)	(10,414)	(12,094)

Change in net assets resulting from Class C capital transactions	$(17,639)	$(4,717)	$(1,471)	$11,490

Class I
Proceeds from shares issued	$54,660	$212,874	$64,754	$169,115
Distributions reinvested	10,626	67,647	84,229	72,072
Cost of shares redeemed	(195,684)	(408,621)	(103,598)	(322,041)

Change in net assets resulting from Class I capital transactions	$(130,398)	$(128,100)	$45,385	$(80,854)

Class R2
Proceeds from shares issued	$—	$—	$4,936	$13,272
Distributions reinvested	—	—	2,524	1,031
Cost of shares redeemed	—	—	(6,187)	(4,282)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$1,273	$10,021

Class R6 (a)
Proceeds from shares issued	$1,289,071	$327,166	$—	$—
Subscriptions in-kind (See Note 8)	67,453	—	—	—
Distributions reinvested	23,578	22,758	—	—
Cost of shares redeemed	(36,698)	(23,847)	—	—

Change in net assets resulting from Class R6 capital transactions	$1,343,404	$326,077	$—	$—

Total change in net assets resulting from capital transactions	$1,175,086	$139,860	$58,429	$(4,899)

(a)	Commencement of offering of class of shares effective September 1, 2016 for Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	1,062	2,404	2,104	9,202
Reinvested	240	1,686	1,498	816
Redeemed	(1,836)	(5,502)	(2,430)	(5,223)

Change in Class A Shares	(534)	(1,412)	1,172	4,795

Class C
Issued	240	677	477	2,113
Reinvested	21	192	434	310
Redeemed	(712)	(990)	(1,020)	(1,241)

Change in Class C Shares	(451)	(121)	(109)	1,182

Class I
Issued	1,394	5,859	5,437	14,770
Reinvested	263	1,922	7,337	6,391
Redeemed	(5,054)	(11,165)	(8,657)	(27,991)

Change in Class I Shares	(3,397)	(3,384)	4,117	(6,830)

Class R2
Issued	—	—	425	1,192
Reinvested	—	—	227	93
Redeemed	—	—	(541)	(383)

Change in Class R2 Shares	—	—	111	902

Class R6 (a)
Issued	31,576	9,051	—	—
Subscriptions in-kind (See Note 8)	1,766	—	—	—
Reinvested	579	646	—	—
Redeemed	(933)	(649)	—	—

Change in Class R6 Shares	32,988	9,048	—	—

(a)	Commencement of offering of class of shares effective September 1, 2016 for Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Index Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$37.41	$0.31	$3.85	$4.16	$(0.27)	$(0.38)	$(0.65)
Year Ended June 30, 2017	35.36	0.61	5.22	5.83	(0.59)	(3.19)	(3.78)
Year Ended June 30, 2016	41.12	0.71	0.38	1.09	(0.67)	(6.18)	(6.85)
Year Ended June 30, 2015	41.94	0.68	2.11	2.79	(0.66)	(2.95)	(3.61)
Year Ended June 30, 2014	36.43	0.64	7.78	8.42	(0.63)	(2.28)	(2.91)
Year Ended June 30, 2013	30.92	0.63	5.52	6.15	(0.64)	—	(0.64)

Class C
Six Months Ended December 31, 2017 (Unaudited)	37.08	0.19	3.82	4.01	(0.15)	(0.38)	(0.53)
Year Ended June 30, 2017	35.09	0.36	5.18	5.54	(0.36)	(3.19)	(3.55)
Year Ended June 30, 2016	40.86	0.43	0.38	0.81	(0.40)	(6.18)	(6.58)
Year Ended June 30, 2015	41.72	0.37	2.09	2.46	(0.37)	(2.95)	(3.32)
Year Ended June 30, 2014	36.28	0.35	7.73	8.08	(0.36)	(2.28)	(2.64)
Year Ended June 30, 2013	30.81	0.37	5.50	5.87	(0.40)	—	(0.40)

Class I
Six Months Ended December 31, 2017 (Unaudited)	37.44	0.36	3.87	4.23	(0.32)	(0.38)	(0.70)
Year Ended June 30, 2017	35.39	0.70	5.22	5.92	(0.68)	(3.19)	(3.87)
Year Ended June 30, 2016	41.14	0.81	0.38	1.19	(0.76)	(6.18)	(6.94)
Year Ended June 30, 2015	41.96	0.79	2.10	2.89	(0.76)	(2.95)	(3.71)
Year Ended June 30, 2014	36.44	0.74	7.79	8.53	(0.73)	(2.28)	(3.01)
Year Ended June 30, 2013	30.92	0.71	5.53	6.24	(0.72)	—	(0.72)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	37.44	0.36	3.90	4.26	(0.35)	(0.38)	(0.73)
September 1, 2016 (f) through June 30, 2017	36.73	0.58	4.05	4.63	(0.73)	(3.19)	(3.92)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$40.92	11.17%	$613,408	0.45%	1.58%	0.69%	6%
37.41	17.35	580,645	0.45	1.67	0.76	21
35.36	3.53	598,815	0.45	1.93	0.94	4
41.12	6.94	689,107	0.45	1.63	0.92	5
41.94	23.95	694,974	0.45	1.63	0.91	5
36.43	20.04	585,946	0.45	1.86	0.94	4

40.56	10.84	79,819	1.05	0.98	1.15	6
37.08	16.57	89,681	1.11	1.01	1.23	21
35.09	2.76	89,104	1.20	1.19	1.43	4
40.86	6.15	88,842	1.20	0.88	1.41	5
41.72	23.01	77,644	1.20	0.88	1.41	5
36.28	19.16	58,831	1.20	1.10	1.45	4

40.97	11.35	670,848	0.20	1.84	0.40	6
37.44	17.62	740,340	0.20	1.93	0.48	21
35.39	3.81	819,463	0.20	2.17	0.67	4
41.14	7.19	1,114,957	0.20	1.88	0.66	5
41.96	24.27	1,120,177	0.20	1.89	0.66	5
36.44	20.35	1,087,877	0.20	2.11	0.69	4

40.97	11.43	1,722,127	0.045	1.81	0.14	6
37.44	13.49	338,764	0.045	1.93	0.15	21

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Market Expansion Enhanced Index Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$11.52	$0.05		$1.09	$1.14	$(0.08)	$(1.25)	$(1.33)
Year Ended June 30, 2017	10.64	0.10		1.92	2.02	(0.08)	(1.06)	(1.14)
Year Ended June 30, 2016	12.98	0.09		(0.21)	(0.12)	(0.08)	(2.14)	(2.22)
Year Ended June 30, 2015	13.85	0.10		0.72	0.82	(0.10)	(1.59)	(1.69)
Year Ended June 30, 2014	12.17	0.09	(f)	2.81	2.90	(0.08)	(1.14)	(1.22)
Year Ended June 30, 2013	10.32	0.11	(g)	2.45	2.56	(0.11)	(0.60)	(0.71)

Class C
Six Months Ended December 31, 2017 (Unaudited)	9.85	0.02		0.92	0.94	(0.04)	(1.25)	(1.29)
Year Ended June 30, 2017	9.27	0.03		1.65	1.68	(0.04)	(1.06)	(1.10)
Year Ended June 30, 2016	11.62	0.01		(0.19)	(0.18)	(0.03)	(2.14)	(2.17)
Year Ended June 30, 2015	12.58	0.01		0.65	0.66	(0.03)	(1.59)	(1.62)
Year Ended June 30, 2014	11.18	—	(f)(h)	2.56	2.56	(0.02)	(1.14)	(1.16)
Year Ended June 30, 2013	9.55	0.03	(g)	2.25	2.28	(0.05)	(0.60)	(0.65)

Class I
Six Months Ended December 31, 2017 (Unaudited)	11.66	0.07		1.09	1.16	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2017	10.75	0.13		1.94	2.07	(0.10)	(1.06)	(1.16)
Year Ended June 30, 2016	13.09	0.12		(0.21)	(0.09)	(0.11)	(2.14)	(2.25)
Year Ended June 30, 2015	13.94	0.13		0.74	0.87	(0.13)	(1.59)	(1.72)
Year Ended June 30, 2014	12.24	0.12	(f)	2.83	2.95	(0.11)	(1.14)	(1.25)
Year Ended June 30, 2013	10.37	0.14	(g)	2.46	2.60	(0.13)	(0.60)	(0.73)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	11.36	0.04		1.07	1.11	(0.06)	(1.25)	(1.31)
Year Ended June 30, 2017	10.52	0.07		1.89	1.96	(0.06)	(1.06)	(1.12)
Year Ended June 30, 2016	12.87	0.07		(0.22)	(0.15)	(0.06)	(2.14)	(2.20)
Year Ended June 30, 2015	13.74	0.07		0.72	0.79	(0.07)	(1.59)	(1.66)
Year Ended June 30, 2014	12.09	0.06	(f)	2.78	2.84	(0.05)	(1.14)	(1.19)
Year Ended June 30, 2013	10.25	0.08	(g)	2.44	2.52	(0.08)	(0.60)	(0.68)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share remained the same for Class A, Class C, Class I and Class R2 Shares and the net investment income (loss) ratio would have been 0.65%, (0.03)%, 0.90% and 0.42% for Class A, Class C, Class I and Class R2 Shares respectively.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09, $0.01, $0.12 and $0.06 for Class A, Class C, Class I and Class R2 Shares, respectively, and the net investment income (loss) ratio would have been 0.82%, 0.13%, 1.07% and 0.58% for Class A, Class C, Class I and Class R2 Shares, respectively.
(h)	Amount rounds to less than $0.005.
(i)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.33	9.95%	$173,426	0.59%	0.86%		0.88%	13%
11.52	19.37	162,853	0.62	0.87		0.93	30
10.64	0.22	99,397	0.69	0.81		0.98	39
12.98	6.90	110,138	0.68	0.75		0.92	39
13.85	24.96	116,727	0.69	0.68	(f)	0.87	25
12.17	25.91	84,296	0.69	0.95	(g)	0.88	51

9.50	9.65	35,164	1.09	0.33		1.39	13
9.85	18.58	37,529	1.17	0.32		1.44	30
9.27	(0.43)	24,343	1.39	0.12		1.52	39
11.62	6.25	23,705	1.38	0.06		1.44	39
12.58	24.03	23,248	1.37	—	(f)(i)	1.37	25
11.18	25.07	16,636	1.37	0.27	(g)	1.38	51

11.47	9.99	823,000	0.34	1.10		0.61	13
11.66	19.66	788,063	0.38	1.13		0.62	30
10.75	0.47	800,082	0.44	1.04		0.63	39
13.09	7.26	1,203,536	0.43	1.00		0.62	39
13.94	25.26	1,413,937	0.44	0.92	(f)	0.62	25
12.24	26.26	1,296,602	0.44	1.21	(g)	0.63	51

11.16	9.86	23,524	0.82	0.63		1.28	13
11.36	19.06	22,703	0.85	0.63		1.29	30
10.52	(0.05)	11,536	0.92	0.60		1.40	39
12.87	6.75	9,946	0.91	0.53		1.26	39
13.74	24.60	8,821	0.92	0.45	(f)	1.12	25
12.09	25.72	6,985	0.93	0.72	(g)	1.13	51

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Equity Index Fund	Class A, Class C, Class I and Class R6	Diversified
Market Expansion Enhanced Index Fund	Class A, Class C, Class I and Class R2	Diversified

The investment objective of the Equity Index Fund is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).

The investment objective of the Market Expansion Enhanced Index Fund is to seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

36	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,167,387	$—	$2	$3,167,389

Appreciation in Other Financial Instruments
Futures Contracts (a)	$299	$—	$—	$299

Market Expansion Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,056,484	$—	$—	(b)	$1,056,484

Appreciation in Other Financial Instruments
Futures Contracts (a)	$279	$—	$—		$279

(a)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Amount rounds to less than 500.

There were no transfers among any levels during the six months ended December 31, 2017.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to their respective indices, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2017 (amounts in thousands):

	Equity Index Fund	Market Expansion Enhanced Index Fund
Futures Contracts — Equity
Average Notional Balance Long	$12,130	$22,790
Ending Notional Balance Long	30,774	17,206

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Investment Transactions with Affiliates — An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

Equity Index Fund

		For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Chase & Co. (common stock)*	465	27,280	19,395	1,948	173	4,834	49,734	316	—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	110,726	6,258	1,237,320	1,132,852	—	—	110,726	133	—

Total		33,538	1,256,715	1,134,800	173	4,834	160,460	449	—

*	Investment in affiliate which is a security in the Fund’s Index.

Market Expansion Enhanced Index Fund

		For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	18,017	23,239	110,910	116,132	—	—	18,017	117	—

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

38	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

Transfer agency fees are class-specific expenses.

The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R6	Total
Equity Index Fund
Transfer agency fees	$133	$4	$8	n/a	$1	$146

Market Expansion Enhanced Index Fund
Transfer agency fees	16	4	8	$21	n/a	49

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.04% of the Equity Index Fund’s average daily net assets and 0.25% of the Market Expansion Enhanced Index Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Equity Index Fund	0.25%	0.75%	n/a
Market Expansion Enhanced Index Fund	0.25	0.75	0.50%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2017, JPMDS retained the following amounts (amounts in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$8	$—	(a)
Market Expansion Enhanced Index Fund	14	—	(a)

(a)	Amount rounds to less than 500.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

D. Service Fees — The Trust, on behalf of the Funds, has entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R6
Equity Index Fund	0.45%	1.20%	0.20%	n/a	0.045%
Market Expansion Enhanced Index Fund	0.60	1.10	0.35	0.83%	n/a

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2017 and are in place until at least October 31, 2018 for Equity Index Fund and Market Expansion Enhanced Index Fund.

For the six months ended December 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers				Contractual Reimbursements
	Investment Advisory Fees	Administration Fees	Service Fees	Total
Equity Index Fund	$404	$589	$753	$1,746	$1
Market Expansion Enhanced Index Fund	944	419	42	1,405	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the respective Funds’ investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2017 was as follows (amounts in thousands):

Equity Index Fund	$7
Market Expansion Enhanced Index Fund	27

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J. P. Morgan Funds until distribution in accordance with the Plan.

40	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

The Funds may use related party broker-dealers. For the six months ended December 31, 2017, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Equity Index Fund	$—
Market Expansion Enhanced Index Fund	—	(a)

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$1,173,798	$118,747
Market Expansion Enhanced Index Fund	129,012	180,134

During the six months ended December 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$1,785,644	$1,390,870	$8,826	$1,382,044
Market Expansion Enhanced Index Fund	705,018	380,844	29,099	351,745

As of June 30, 2017, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2017. Average borrowings from the Facility for the six months ended December 31, 2017, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$2.961	2.66%	2	$—	(a)

(a)	Amount rounds to less than 500.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2017, the Equity Index Fund had one affiliated omnibus accounts, which owned 13.3% of the Fund’s outstanding shares.

As of December 31, 2017, the J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate shares representing 44.4% of the net assets of Market Expansion Enhanced Index Fund.

Significant shareholder transactions by these shareholders may impact each Fund’s performance.

Because the Funds may invest a portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. Subscription in-kind

On September 7, 2017, certain shareholders purchased shares of Equity Index Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

Value	Type
$67,453	Subscription in-kind

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to Funds’ financial statements as of December 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

42	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017, and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Index Fund
Class A
Actual	$1,000.00	$1,111.70	$2.40	0.45%
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class C
Actual	1,000.00	1,108.40	5.58	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class I
Actual	1,000.00	1,113.50	1.07	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Class R6
Actual	1,000.00	1,114.30	0.21	0.045
Hypothetical	1,000.00	1,025.00	0.20	0.045

Market Expansion Enhanced Index Fund
Class A
Actual	1,000.00	1,099.50	3.12	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class C
Actual	1,000.00	1,096.50	5.76	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class I
Actual	1,000.00	1,099.90	1.85	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Class R2
Actual	1,000.00	1,098.60	4.34	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82

*	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive session with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

44	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

DECEMBER 31, 2017	J.P. MORGAN EQUITY FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s performance for Class A shares was in the first quintile based on the Peer Group and in the third quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2016. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Peer Group for the one-year period ended December 31, 2016, and in the second quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Market Expansion Enhanced Index Fund’s performance for both Class A and Class I shares was in the third, first and first quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that based upon the Universe, the Market Expansion Enhanced Index Fund’s net advisory fee and actual total expenses for both Class A and Class I shares were in the first quintile. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

46	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2017

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2017.	SAN-INDEX-1217

Semi-Annual Report

J.P. Morgan Investor Funds

December 31, 2017 (Unaudited)

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy continued to grow in the second half of 2017, supported by a synchronized global economy and central bank policies that also helped lift equity prices in the U.S. and elsewhere.

“Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand.” — George C.W. Gatch

The U.S. economy entered its third longest expansion on record in 2017, and gross domestic product (GDP) rose by 3.2% in the third quarter and an estimated 2.6% in the fourth quarter. During the second half of 2017, unemployment fell to 4.1% in December from 4.3% in June, and U.S. consumer confidence reached a 17-year high in November. Corporate profits rose during the second half of the year amid stable energy prices and a decline in the value of the U.S. dollar.

Notably, the second half of 2017 included three large hurricanes, wildfires and other assorted natural disasters that combined to cause an estimated $306 billion in damage in the U.S. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates in December 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during the reporting period and provided support for both the domestic economy and financial markets.

Most developed market and emerging market economies also continued to grow in the second half of 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade and China’s GDP grew by an estimated 6.8% in the second half of 2017, supported by personal consumption and growth in foreign trade.

Roughly 120 countries, comprising three-fourths of global GDP, had experienced increased economic growth by the end of 2017, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns for the six months ended December 31, 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited growth from external demand and a reduction in U.S. corporate tax rates from the 2017 Tax Cuts and Jobs Act. Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

Fund	Fund Return (With sales charge)*	Fund Return (Without sales charge)*	Bloomberg Barclays U.S. Intermediate Aggregate Index Return (Broad-Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad-Based Equity Benchmark)	Composite Benchmark Return		Fund Net Assets as of December 31, 2017 (in thousands)
JPMorgan Investor Balanced Fund, Class A	1.60%	6.36%	0.65%	11.20%	5.83%	**	$4,997,796

JPMorgan Investor Conservative Growth Fund, Class A	(0.39)%	4.27%	0.65%	11.20%	3.73%	***	$3,721,670

JPMorgan Investor Growth Fund, Class A	5.40%	10.37%	0.65%	11.20%	10.11%	****	$2,739,701

JPMorgan Investor Growth & Income Fund, Class A	3.37%	8.25%	0.65%	11.20%	7.95%	*****	$3,022,245

Portfolio Composition by Asset Class******

Investor Balanced Fund
Fixed Income	44.0%
U.S. Equity	34.9
International Equity	16.0
Alternative Assets	4.0
Short-Term Investment	1.1

Investor Conservative Growth Fund
Fixed Income	64.1%
U.S. Equity	20.9
International Equity	9.5
Alternative Assets	4.5
Short-Term Investment	1.0

Investor Growth Fund
U.S. Equity	63.0%
International Equity	24.7
Fixed Income	9.6
Alternative Assets	1.6
Short-Term Investment	1.1

Investor Growth & Income Fund
U.S. Equity	48.4%
Fixed Income	27.6
International Equity	19.4
Alternative Assets	3.5
Short-Term Investment	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Balanced Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%).
***	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Conservative Growth Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%).
****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (10%).
*****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth & Income Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (30%).
******	Percentages indicated are based on total investments as of December 31, 2017. The Funds’ portfolio composition is subject to change.

2	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

J.P. Morgan Investor Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

U.S. equity markets overall provided positive returns throughout the reporting period amid strong growth in corporate profits, stable energy prices and continued low interest rates. During the reporting period, the Standard & Poor’s 500 Index (the “S&P 500”) reached more than two dozen record high closings and had positive returns for each month. Overall, growth stocks outperformed value stocks and large cap stocks generally outperformed small cap and mid cap stocks during the reporting period.

By contrast, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, remained well below its historical average throughout the year, and on November 3, 2017, fell to its lowest-ever level.

Meanwhile, fixed-income securities experienced positive but lackluster returns. High yield bonds (also known as “junk bonds”) slightly outperformed both investment grade corporate bonds and U.S. Treasury bonds.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments. For the six months ended December 31, 2017, each of the Investor Funds outperformed the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Investor Funds’ broad based fixed income benchmark.

Each of the Investor Funds underperformed the Russell 3000 Index, the Investor Funds’ broad based equity benchmark, mainly due to their allocations to core bond securities, which generally underperformed equity securities and were not held in the Russell 3000.

Each Investor Fund’s performance is also compared to composite benchmarks, which comprise different percentages of the Investor Funds’ broad based fixed income and equity benchmarks. These composite benchmarks correspond to each Investor Fund’s target allocation. All four Investor Funds (Class A Shares without sales charge) outperformed their respective composite benchmarks, mainly due to equity manager performance and to the Funds’ exposure to U.S. high yield debt that was not held in the composite benchmarks.

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying JPMorgan Funds (“underlying funds”). The underlying funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds, commodities, equity long/short and market-neutral strategies. Among equities, the underlying funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap, and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. The portfolio managers determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term and maintaining a level of volatility similar to that of each Investor Fund’s composite benchmark.

During the reporting period, the Investor Funds’ portfolio managers — through their investments in underlying funds – decreased their allocation to high-yield debt and continued to reduce their allocation to U.S. equity, particularly large cap stocks, amid rising equity prices. The managers increased their exposure to international equity as a result of an improved global earnings environment.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	3

JPMorgan Investor Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge**		1.60%	7.89%	6.76%	5.28%
Without Sales Charge		6.36	13.01	7.74	5.76
CLASS C SHARES	July 1, 1997
With CDSC***		5.08	11.34	7.16	5.19
Without CDSC		6.08	12.34	7.16	5.19
CLASS I SHARES	December 10, 1996	6.48	13.28	8.00	6.02
CLASS R6 SHARES	July 31, 2017	6.56	13.36	8.01	6.03
CLASS T SHARES	June 6, 2017
With Sales Charge****		3.71	10.13	7.12	5.44
Without Sales Charge		6.35	12.93	7.66	5.71

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
****	Sales Charge for Class T Shares is 2.50%.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

Returns for Class T Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class T Shares would have been different than those shown because Class T Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Balanced Composite Benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index,

which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Balanced Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge**		(0.39)%	4.05%	4.38%	4.36%
Without Sales Charge		4.27	8.94	5.33	4.84
CLASS C SHARES	July 1, 1997
With CDSC***		2.90	7.34	4.76	4.28
Without CDSC		3.90	8.34	4.76	4.28
CLASS I SHARES	December 10, 1996	4.46	9.33	5.61	5.11
CLASS R6 SHARES	July 31, 2017	4.44	9.31	5.59	5.11
CLASS T SHARES	June 6, 2017
With Sales Charge****		1.63	6.16	4.73	4.53
Without Sales Charge		4.25	8.92	5.26	4.79

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
****	Sales Charge for Class T Shares is 2.50%.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

Returns for Class T Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class T Shares would have been different than those shown because Class T Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Conservative Growth Composite Benchmark, and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Conservative Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target

Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Conservative Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge**		5.40%	15.60%	11.47%	6.48%
Without Sales Charge		10.37	21.07	12.51	6.97
CLASS C SHARES	July 1, 1997
With CDSC***		9.07	19.35	11.90	6.37
Without CDSC		10.07	20.35	11.90	6.37
CLASS I SHARES	December 10, 1996	10.50	21.33	12.80	7.23
CLASS R6 SHARES	July 31, 2017	10.57	21.41	12.80	7.23
CLASS T SHARES	June 6, 2017
With Sales Charge****		7.61	17.98	11.86	6.65
Without Sales Charge		10.35	21.03	12.43	6.92

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
****	Sales Charge for Class T Shares is 2.50%.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

Returns for Class T Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class T Shares would have been different than those shown because Class T Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Investor Growth Composite Benchmark and the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Investor Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (10%). The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge**		3.37%	11.43%	8.74%	5.76%
Without Sales Charge		8.25	16.67	9.74	6.25
CLASS C SHARES	July 1, 1997
With CDSC***		6.92	14.92	9.15	5.67
Without CDSC		7.92	15.92	9.15	5.67
CLASS I SHARES	December 10, 1996	8.39	16.89	10.02	6.52
CLASS R6 SHARES	July 31, 2017	8.46	16.97	10.03	6.52
CLASS T SHARES	June 6, 2017
With Sales Charge****		5.56	13.72	9.11	5.93
Without Sales Charge		8.23	16.60	9.65	6.20

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
****	Sales Charge for Class T Shares is 2.50%.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

Returns for Class T Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class T Shares would have been different than those shown because Class T Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Investor Growth & Income Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Growth & Income Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth

Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Investor Growth & Income Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (30%). The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.0% (b)
	Alternative Assets — 4.0%
4,708	JPMorgan Multi-Cap Market Neutral Fund, Class I Shares (a)	50,097
3,309	JPMorgan Research Market Neutral Fund, Class L Shares (a)	49,999
6,469	JPMorgan Systematic Alpha Fund, Class R6 Shares (a)	98,138

	Total Alternative Assets	198,234

	Fixed Income — 44.1%
75,307	JPMorgan Core Bond Fund, Class R6 Shares	872,805
59,863	JPMorgan Core Plus Bond Fund, Class R6 Shares	495,668
6,074	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	50,838
17,267	JPMorgan Floating Rate Income Fund, Class R6 Shares	161,965
26,337	JPMorgan High Yield Fund, Class R6 Shares	195,160
7,636	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	78,418
20,695	JPMorgan Limited Duration Bond Fund, Class R6 Shares	207,567
8,389	JPMorgan Strategic Income Opportunities Fund, Class R6 Shares	97,478
4,382	JPMorgan Unconstrained Debt Fund, Class R6 Shares	43,780

	Total Fixed Income	2,203,679

	International Equity — 16.0%
4,812	JPMorgan Emerging Economies Fund, Class R6 Shares	71,939
2,405	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	71,971
7,623	JPMorgan Global Research Enhanced Index Fund, Class R6 Shares	171,128
4,704	JPMorgan International Equity Fund, Class R6 Shares	86,216
14,822	JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	279,980
4,366	JPMorgan Intrepid European Fund, Class L Shares	119,231

	Total International Equity	800,465

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 34.9%
5,334	JPMorgan Equity Income Fund, Class R6 Shares	92,814
8,372	JPMorgan Intrepid America Fund, Class R6 Shares	336,544
3,022	JPMorgan Intrepid Growth Fund, Class R6 Shares	168,944
4,104	JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	97,521
4,298	JPMorgan Large Cap Growth Fund, Class R6 Shares (a)	166,966
8,193	JPMorgan Large Cap Value Fund, Class R6 Shares	127,479
13,750	JPMorgan Market Expansion Enhanced Index Fund, Class I Shares	157,709
776	JPMorgan Small Cap Value Fund, Class R6 Shares	23,777
29,543	JPMorgan U.S. Equity Fund, Class R6 Shares	482,430
2,561	JPMorgan Value Advantage Fund, Class R6 Shares	92,128

	Total U.S. Equity	1,746,312

	Total Investment Companies (Cost $3,981,526)	4,948,690

Short-Term Investment — 1.1%
	Investment Company — 1.1%
56,378	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $56,378)	56,378

	Total Investments — 100.1% (Cost $4,037,904)	5,005,068
	Liabilities in Excess of Other Assets — (0.1)%	(7,272)

	NET ASSETS — 100.0%	$4,997,796

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.2% (b)
	Alternative Assets — 4.4%
3,525	JPMorgan Multi-Cap Market Neutral Fund, Class I Shares (a)	37,509
2,460	JPMorgan Research Market Neutral Fund, Class L Shares (a)	37,172
5,971	JPMorgan Systematic Alpha Fund, Class R6 Shares (a)	90,586

	Total Alternative Assets	165,267

	Fixed Income — 64.2%
87,576	JPMorgan Core Bond Fund, Class R6 Shares	1,015,004
57,609	JPMorgan Core Plus Bond Fund, Class R6 Shares	477,003
4,504	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	37,700
14,985	JPMorgan Floating Rate Income Fund, Class R6 Shares	140,556
3,802	JPMorgan Government Bond Fund, Class R6 Shares	39,847
15,742	JPMorgan High Yield Fund, Class R6 Shares	116,647
7,619	JPMorgan Income Fund, Class R6 Shares	72,071
6,931	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	71,186
30,932	JPMorgan Limited Duration Bond Fund, Class R6 Shares	310,250
6,146	JPMorgan Strategic Income Opportunities Fund, Class R6 Shares	71,416
3,671	JPMorgan Unconstrained Debt Fund, Class R6 Shares	36,669

	Total Fixed Income	2,388,349

	International Equity — 9.6%
2,532	JPMorgan Emerging Economies Fund, Class R6 Shares	37,848
1,238	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	37,045
2,075	JPMorgan Global Research Enhanced Index Fund, Class R6 Shares	46,590
2,352	JPMorgan International Equity Fund, Class R6 Shares	43,117
7,620	JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	143,948
1,710	JPMorgan Intrepid European Fund, Class L Shares	46,708

	Total International Equity	355,256

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 21.0%
3,833	JPMorgan Equity Income Fund, Class R6 Shares	66,702
4,883	JPMorgan Intrepid America Fund, Class R6 Shares	196,290
1,721	JPMorgan Intrepid Growth Fund, Class R6 Shares	96,218
1,121	JPMorgan Large Cap Growth Fund, Class R6 Shares (a)	43,553
1,559	JPMorgan Large Cap Value Fund, Class R6 Shares	24,252
4,208	JPMorgan Market Expansion Enhanced Index Fund, Class I Shares	48,270
1,116	JPMorgan Mid Cap Growth Fund, Class R6 Shares (a)	37,847
775	JPMorgan Small Cap Value Fund, Class R6 Shares	23,753
11,006	JPMorgan U.S. Equity Fund, Class R6 Shares	179,735
1,767	JPMorgan Value Advantage Fund, Class R6 Shares	63,572

	Total U.S. Equity	780,192

	Total Investment Companies (Cost $3,218,181)	3,689,064

Short-Term Investment — 1.0%
	Investment Company — 1.0%
38,306	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $38,306)	38,306

	Total Investments — 100.2% (Cost $3,256,487)	3,727,370
	Liabilities in Excess of Other Assets — (0.2)%	(5,700)

	NET ASSETS — 100.0%	$3,721,670

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.0% (b)
	Alternative Assets — 1.6%
1,133	JPMorgan Commodities Strategy Fund, Class R6 Shares	10,519
2,166	JPMorgan Systematic Alpha Fund, Class R6 Shares (a)	32,852

	Total Alternative Assets	43,371

	Fixed Income — 9.6%
10,895	JPMorgan Core Bond Fund, Class R6 Shares	126,276
3,823	JPMorgan Core Plus Bond Fund, Class R6 Shares	31,657
1,598	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	13,376
2,344	JPMorgan Floating Rate Income Fund, Class R6 Shares	21,991
9,454	JPMorgan High Yield Fund, Class R6 Shares	70,052

	Total Fixed Income	263,352

	International Equity — 24.7%
3,626	JPMorgan Emerging Economies Fund, Class R6 Shares	54,216
1,829	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	54,752
3,477	JPMorgan Global Research Enhanced Index Fund, Class R6 Shares	78,049
6,818	JPMorgan International Equity Fund, Class R6 Shares	124,980
10,080	JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	190,404
3,873	JPMorgan International Unconstrained Equity Fund, Class R6 Shares	83,725
3,347	JPMorgan Intrepid European Fund, Class L Shares	91,403

	Total International Equity	677,529

	U.S. Equity — 63.1%
2,859	JPMorgan Equity Income Fund, Class R6 Shares	49,741
7,989	JPMorgan Intrepid America Fund, Class R6 Shares	321,159

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
2,472	JPMorgan Intrepid Growth Fund, Class R6 Shares	138,229
1,976	JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	46,961
6,170	JPMorgan Large Cap Growth Fund, Class R6 Shares (a)	239,694
18,116	JPMorgan Large Cap Value Fund, Class R6 Shares	281,881
12,810	JPMorgan Market Expansion Enhanced Index Fund, Class I Shares	146,926

1,009	JPMorgan Mid Cap Growth Fund, Class R6 Shares (a)	34,226
1,148	JPMorgan Small Cap Value Fund, Class R6 Shares	35,180
23,466	JPMorgan U.S. Equity Fund, Class R6 Shares	383,201
1,446	JPMorgan Value Advantage Fund, Class R6 Shares	52,028

	Total U.S. Equity	1,729,226

	Total Investment Companies (Cost $1,892,764)	2,713,478

Short-Term Investment — 1.1%
	Investment Company — 1.1%
29,785	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $29,785)	29,785

	Total Investments — 100.1% (Cost $1,922,549)	2,743,263
	Liabilities in Excess of Other Assets — (0.1)%	(3,562)

	NET ASSETS — 100.0%	$2,739,701

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.0% (b)
	Alternative Assets — 3.5%
990	JPMorgan Commodities Strategy Fund, Class R6 Shares	9,191
2,165	JPMorgan Multi-Cap Market Neutral Fund, Class I Shares (a)	23,036
1,511	JPMorgan Research Market Neutral Fund, Class L Shares (a)	22,833
3,403	JPMorgan Systematic Alpha Fund, Class R6 Shares (a)	51,626

	Total Alternative Assets	106,686

	Fixed Income — 27.7%
27,439	JPMorgan Core Bond Fund, Class R6 Shares	318,014
22,288	JPMorgan Core Plus Bond Fund, Class R6 Shares	184,545
1,859	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	15,562
10,300	JPMorgan Floating Rate Income Fund, Class R6 Shares	96,610
15,722	JPMorgan High Yield Fund, Class R6 Shares	116,504
3,879	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	39,833
3,680	JPMorgan Limited Duration Bond Fund, Class R6 Shares	36,908
2,450	JPMorgan Strategic Income Opportunities Fund, Class R6 Shares	28,466

	Total Fixed Income	836,442

	International Equity — 19.4%
3,431	JPMorgan Emerging Economies Fund, Class R6 Shares	51,292
1,749	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	52,342
4,929	JPMorgan Global Research Enhanced Index Fund, Class R6 Shares	110,660
4,461	JPMorgan International Equity Fund, Class R6 Shares	81,775
8,472	JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	160,031
1,725	JPMorgan International Unconstrained Equity Fund, Class R6 Shares	37,297
3,409	JPMorgan Intrepid European Fund, Class L Shares	93,088

	Total International Equity	586,485

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 48.4%
3,236	JPMorgan Equity Income Fund, Class R6 Shares	56,307
8,114	JPMorgan Intrepid America Fund, Class R6 Shares	326,168
1,742	JPMorgan Intrepid Growth Fund, Class R6 Shares	97,415

1,356	JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	32,229
5,124	JPMorgan Large Cap Growth Fund, Class R6 Shares (a)	199,058
11,462	JPMorgan Large Cap Value Fund, Class R6 Shares	178,353
10,110	JPMorgan Market Expansion Enhanced Index Fund, Class I Shares	115,967
911	JPMorgan Mid Cap Growth Fund, Class R6 Shares (a)	30,913
1,283	JPMorgan Small Cap Value Fund, Class R6 Shares	39,313
20,355	JPMorgan U.S. Equity Fund, Class R6 Shares	332,396
1,560	JPMorgan Value Advantage Fund, Class R6 Shares	56,134

	Total U.S. Equity	1,464,253

	Total Investment Companies (Cost $2,210,641)	2,993,866

Short-Term Investment — 1.1%
	Investment Company — 1.1%
32,600	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $32,600)	32,600

	Total Investments — 100.1% (Cost $2,243,241)	3,026,466
	Liabilities in Excess of Other Assets — (0.1)%	(4,221)

	NET ASSETS — 100.0%	$3,022,245

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	11

J.P. Morgan Investor Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of December 31, 2017.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands, except per share amounts)

	Investor Balanced Fund	Investor Conservative Growth Fund		Investor Growth Fund		Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$5,005,068	$3,727,370		$2,743,263		$3,026,466
Cash	—	—		—	(a)	4
Receivables:
Fund shares sold	1,411	636		1,604		725
Dividends from affiliates	44	476		25		26

Total Assets	5,006,523	3,728,482		2,744,892		3,027,221

LIABILITIES:
Payables:
Due to custodian	12	454		—		—
Distributions	301	98		424		355
Fund shares redeemed	5,547	3,763		3,421		2,997
Accrued liabilities:
Investment advisory fees	203	152		111		123
Administration fees	245	190		150		161
Distribution fees	1,295	1,293		578		698
Service fees	626	512		250		317
Custodian and accounting fees	6	7		7		7
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—		—
Other	492	343		250		318

Total Liabilities	8,727	6,812		5,191		4,976

Net Assets	$4,997,796	$3,721,670		$2,739,701		$3,022,245

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$3,997,561	$3,218,410	$1,897,578	$2,248,232
Accumulated undistributed (distributions in excess of) net investment income	(18,795)	(7,040)	(25,393)	(19,605)
Accumulated net realized gains (losses)	51,866	39,417	46,802	10,393
Net unrealized appreciation (depreciation)	967,164	470,883	820,714	783,225

Total Net Assets	$4,997,796	$3,721,670	$2,739,701	$3,022,245

Net Assets:
Class A	$3,681,664	$2,323,318	$2,124,492	$2,509,935
Class C	812,755	1,259,568	208,252	266,715
Class I	469,926	138,742	399,588	245,414
Class R6	33,430	21	7,347	159
Class T	21	21	22	22

Total	$4,997,796	$3,721,670	$2,739,701	$3,022,245

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	239,271	181,883	102,695	144,287
Class C	53,649	99,064	10,752	15,782
Class I	30,487	10,800	18,916	14,337
Class R6	2,170	1	348	9
Class T	1	2	1	1

Net Asset Value (a):
Class A — Redemption price per share	$15.39	$12.77	$20.69	$17.40
Class C — Offering price per share (b)	15.15	12.71	19.37	16.90
Class I — Offering and redemption price per share	15.41	12.85	21.12	17.12
Class R6 — Offering and redemption price per share	15.41	12.84	21.12	17.12
Class T — Offering and redemption price per share	15.37	12.77	20.67	17.38
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% —maximum sales charge)]	$16.12	$13.37	$21.66	$18.22

Class T maximum sales charge	2.50%	2.50%	2.50%	2.50%
Class T maximum public offering price per share [net asset value per share/(100% —maximum sales charge)]	$15.76	$13.10	$21.20	$17.83

Cost of investments in affiliates	4,037,904	3,256,487	1,922,549	2,243,241

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund		Investor Growth Fund		Investor Growth & Income Fund
INVESTMENT INCOME:
Interest income from affiliates	$1		$1		$1		$1
Dividend income from affiliates	62,239		49,123		27,956		34,786

Total investment income	62,240		49,124		27,957		34,787

EXPENSES:
Investment advisory fees	1,252		945		664		752
Administration fees	1,441		1,134		855		941
Distribution fees:
Class A	4,445		2,748		2,536		3,034
Class C	3,621		5,412		928		1,260
Class T	—	(a)	—	(a)	—	(a)	—	(a)
Service fees:
Class A	4,445		2,748		2,536		3,034
Class C	1,207		1,804		309		420
Class I	596		172		467		305
Class T	—	(a)	—	(a)	—	(a)	—	(a)
Custodian and accounting fees	10		11		10		10
Professional fees	53		42		35		40
Trustees’ and Chief Compliance Officer’s fees	20		19		17		17
Printing and mailing costs	195		149		114		122
Registration and filing fees	69		58		54		58
Transfer agency fees (See Note 2.D.)	235		133		356		278
Other	47		36		25		29

Total expenses	17,636		15,411		8,906		10,300

Less fees waived	(2,514)		(1,607)		(1,790)		(1,841)

Net expenses	15,122		13,804		7,116		8,459

Net investment income (loss)	47,118		35,320		20,841		26,328

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	67,487		38,925		17,298		49,478
Distributions of capital gains received from investment company affiliates	126,061		52,204		134,010		115,297
Change in net unrealized appreciation/depreciation of investments in affiliates	63,927		26,583		87,859		44,418

Net realized/unrealized gains (losses)	257,475		117,712		239,167		209,193

Change in net assets resulting from operations	$304,593		$153,032		$260,008		$235,521

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$47,118	$77,088	$35,320	$65,259
Net realized gain (loss) on investments in affiliates	67,487	118,754	38,925	76,964
Distributions of capital gains received from investment company affiliates	126,061	64,589	52,204	24,878
Change in net unrealized appreciation/depreciation of investments in affiliates	63,927	294,383	26,583	100,710

Change in net assets resulting from operations	304,593	554,814	153,032	267,811

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(49,619)	(58,955)	(28,271)	(41,832)
From net realized gains	(168,249)	(72,170)	(72,621)	(32,302)
Class C
From net investment income	(9,206)	(11,734)	(12,868)	(20,489)
From net realized gains	(37,530)	(22,004)	(39,359)	(23,339)
Class I
From net investment income	(7,024)	(8,127)	(1,894)	(2,798)
From net realized gains	(21,110)	(8,132)	(4,344)	(1,870)
Class R6 (a)
From net investment income	(402)	—	— (b)	—
From net realized gains	(1,508)	—	(1)	—
Class T (c)
From net investment income	— (b)	— (b)	— (b)	— (b)
From net realized gains	(1)	—	(1)	—

Total distributions to shareholders	(294,649)	(181,122)	(159,359)	(122,630)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,736	(802,511)	(62,681)	(642,559)

NET ASSETS:
Change in net assets	25,680	(428,819)	(69,008)	(497,378)
Beginning of period	4,972,116	5,400,935	3,790,678	4,288,056

End of period	$4,997,796	$4,972,116	$3,721,670	$3,790,678

Accumulated undistributed (distributions in excess of) net investment income	$(18,795)	$338	$(7,040)	$673

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective June 6, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,841	$22,945	$26,328	$38,991
Net realized gain (loss) on investments in affiliates	17,298	86,139	49,478	79,831
Distributions of capital gains received from investment company affiliates	134,010	65,108	115,297	59,914
Change in net unrealized appreciation/depreciation of investments in affiliates	87,859	271,856	44,418	253,578

Change in net assets resulting from operations	260,008	446,048	235,521	432,314

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(35,787)	(19,734)	(38,464)	(33,847)
From net realized gains	(136,326)	(84,422)	(150,918)	(72,446)
Class C
From net investment income	(3,343)	(2,132)	(3,458)	(3,437)
From net realized gains	(14,110)	(12,736)	(16,432)	(12,299)
Class I
From net investment income	(7,064)	(3,798)	(4,156)	(3,737)
From net realized gains	(24,834)	(12,791)	(14,970)	(6,488)
Class R6 (a)
From net investment income	(134)	—	(3)	—
From net realized gains	(451)	—	(10)	—
Class T (b)
From net investment income	— (c)	— (c)	— (c)	— (c)
From net realized gains	(1)	—	(1)	—

Total distributions to shareholders	(222,050)	(135,613)	(228,412)	(132,254)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	143,657	(199,280)	42,544	(469,431)

NET ASSETS:
Change in net assets	181,615	111,155	49,653	(169,371)
Beginning of period	2,558,086	2,446,931	2,972,592	3,141,963

End of period	$2,739,701	$2,558,086	$3,022,245	$2,972,592

Accumulated undistributed (distributions in excess of) net investment income	$(25,393)	$94	$(19,605)	$148

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Commencement of offering of class of shares effective June 6, 2017.
(c)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$369,476	$264,924	$372,471	$183,110
Distributions reinvested	216,992	130,712	100,522	73,917
Cost of shares redeemed	(335,143)	(1,064,306)	(221,214)	(667,980)

Change in net assets resulting from Class A capital transactions	$251,325	$(668,670)	$251,779	$(410,953)

Class C
Proceeds from shares issued	$67,595	$160,661	$91,200	$224,466
Distributions reinvested	46,491	33,495	52,026	43,662
Cost of shares redeemed	(382,999)	(357,777)	(461,098)	(494,659)

Change in net assets resulting from Class C capital transactions	$(268,913)	$(163,621)	$(317,872)	$(226,531)

Class I
Proceeds from shares issued	$47,186	$148,958	$14,870	$42,413
Distributions reinvested	26,577	3,446	5,722	2,200
Cost of shares redeemed	(74,987)	(122,644)	(17,202)	(49,708)

Change in net assets resulting from Class I capital transactions	$(1,224)	$29,760	$3,390	$(5,095)

Class R6 (a)
Proceeds from shares issued	$32,641	$—	$20	$—
Distributions reinvested	1,910	—	1	—
Cost of shares redeemed	(4)	—	—	—

Change in net assets resulting from Class R6 capital transactions	$34,547	$—	$21	$—

Class T (b)
Proceeds from shares issued	$—	$20	$—	$20
Distributions reinvested	1	— (c)	1	— (c)

Change in net assets resulting from Class T capital transactions	$1	$20	$1	$20

Total change in net assets resulting from capital transactions	$15,736	$(802,511)	$(62,681)	$(642,559)

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Commencement of offering of class of shares effective June 6, 2017.
(c)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	23,273	17,833	28,461	14,566
Reinvested	14,014	8,886	7,826	5,932
Redeemed	(21,292)	(71,214)	(17,005)	(53,038)

Change in Class A Shares	15,995	(44,495)	19,282	(32,540)

Class C
Issued	4,351	10,952	7,037	17,927
Reinvested	3,052	2,317	4,072	3,527
Redeemed	(24,519)	(24,334)	(35,456)	(39,493)

Change in Class C Shares	(17,116)	(11,065)	(24,347)	(18,039)

Class I
Issued	2,981	9,958	1,135	3,352
Reinvested	1,714	233	443	175
Redeemed	(4,730)	(8,157)	(1,318)	(3,922)

Change in Class I Shares	(35)	2,034	260	(395)

Class R6 (a)
Issued	2,047	—	1	—
Reinvested	123	—	— (b)	—
Redeemed	— (b)	—	—	—

Change in Class R6 Shares	2,170	—	1	—

Class T (c)
Issued	—	1	—	2
Reinvested	— (b)	— (b)	— (b)	— (b)

Change in Class T Shares	— (b)	1	— (b)	2

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective June 6, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$131,150	$122,390	$173,383	$135,891
Distributions reinvested	170,780	103,579	188,138	105,860
Cost of shares redeemed	(141,437)	(421,646)	(201,417)	(620,548)

Change in net assets resulting from Class A capital transactions	$160,493	$(195,677)	$160,104	$(378,797)

Class C
Proceeds from shares issued	$19,645	$44,771	$21,881	$58,135
Distributions reinvested	17,270	14,448	19,693	15,258
Cost of shares redeemed	(109,063)	(87,416)	(165,903)	(141,358)

Change in net assets resulting from Class C capital transactions	$(72,148)	$(28,197)	$(124,329)	$(67,965)

Class I
Proceeds from shares issued	$56,496	$105,940	$15,699	$61,573
Distributions reinvested	31,027	4,159	18,207	2,743
Cost of shares redeemed	(39,663)	(85,525)	(27,302)	(87,005)

Change in net assets resulting from Class I capital transactions	$47,860	$24,574	$6,604	$(22,689)

Class R6 (a)
Proceeds from shares issued	$7,113	$—	$151	$—
Distributions reinvested	585	—	13	—
Cost of shares redeemed	(247)	—	— (b)	—

Change in net assets resulting from Class R6 capital transactions	$7,451	$—	$164	$—

Class T (c)
Proceeds from shares issued	$—	$20	$—	$20
Distributions reinvested	1	— (b)	1	— (b)

Change in net assets resulting from Class T capital transactions	$1	$20	$1	$20

Total change in net assets resulting from capital transactions	$143,657	$(199,280)	$42,544	$(469,431)

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective June 6, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	6,119	6,334	9,572	8,160
Reinvested	8,197	5,503	10,737	6,465
Redeemed	(6,680)	(21,701)	(11,248)	(37,043)

Change in Class A Shares	7,636	(9,864)	9,061	(22,418)

Class C
Issued	985	2,452	1,251	3,584
Reinvested	886	814	1,158	961
Redeemed	(5,407)	(4,765)	(9,421)	(8,678)

Change in Class C Shares	(3,536)	(1,499)	(7,012)	(4,133)

Class I
Issued	2,610	5,355	890	3,738
Reinvested	1,459	216	1,056	169
Redeemed	(1,837)	(4,322)	(1,544)	(5,287)

Change in Class I Shares	2,232	1,249	402	(1,380)

Class R6 (a)
Issued	332	—	8	—
Reinvested	27	—	1	—
Redeemed	(11)	—	— (b)	—

Change in Class R6 Shares	348	—	9	—

Class T (c)
Issued	—	1	—	1
Reinvested	— (b)	— (b)	— (b)	— (b)

Change in Class T Shares	— (b)	1	— (b)	1

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective June 6, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Balanced Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$15.37	$0.16	(g)(h)	$0.81	$0.97	$(0.21)	$(0.74)	$(0.95)
Year Ended June 30, 2017	14.33	0.23	(g)	1.33	1.56	(0.24)	(0.28)	(0.52)
Year Ended June 30, 2016	15.12	0.22	(g)	(0.29)	(0.07)	(0.25)	(0.47)	(0.72)
Year Ended June 30, 2015	15.25	0.19		0.24	0.43	(0.28)	(0.28)	(0.56)
Year Ended June 30, 2014	13.61	0.17	(g)	1.74	1.91	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2013	12.53	0.20	(g)	1.11	1.31	(0.23)	—	(0.23)

Class C
Six Months Ended December 31, 2017 (Unaudited)	15.14	0.10	(g)(h)	0.82	0.92	(0.17)	(0.74)	(0.91)
Year Ended June 30, 2017	14.13	0.14	(g)	1.30	1.44	(0.15)	(0.28)	(0.43)
Year Ended June 30, 2016	14.92	0.14	(g)	(0.29)	(0.15)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2015	15.05	0.13		0.23	0.36	(0.21)	(0.28)	(0.49)
Year Ended June 30, 2014	13.44	0.09	(g)	1.71	1.80	(0.15)	(0.04)	(0.19)
Year Ended June 30, 2013	12.39	0.13	(g)	1.09	1.22	(0.17)	—	(0.17)

Class I
Six Months Ended December 31, 2017 (Unaudited)	15.39	0.17	(g)(h)	0.82	0.99	(0.23)	(0.74)	(0.97)
Year Ended June 30, 2017	14.35	0.27	(g)	1.33	1.60	(0.28)	(0.28)	(0.56)
Year Ended June 30, 2016	15.14	0.26	(g)	(0.30)	(0.04)	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2015	15.27	0.24		0.23	0.47	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	13.62	0.20	(g)	1.75	1.95	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2013	12.55	0.23	(g)	1.10	1.33	(0.26)	—	(0.26)

Class R6
July 31, 2017 (i) through December 31, 2017 (Unaudited)	15.63	0.38	(g)(h)	0.38	0.76	(0.24)	(0.74)	(0.98)

Class T
Six Months Ended December 31, 2017 (Unaudited)	15.35	0.16	(g)(h)	0.81	0.97	(0.21)	(0.74)	(0.95)
June 6, 2017 (i) through June 30, 2017	15.45	0.02	(g)	(0.07)	(0.05)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Calculated based upon average shares outstanding.
(h)	Per share amounts and ratios may appear disproportionate among classes due to the timing of income recognition and the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)		Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)

$15.39	6.36	%(h)	$3,681,664	0.52%	2.01	%(h)	0.63%	2%
15.37	11.09		3,430,816	0.52	1.55		0.65	4
14.33	(0.40)		3,836,242	0.46	1.55		0.67	12
15.12	2.89		4,018,244	0.34	1.26		0.66	10
15.25	14.12		3,749,519	0.41	1.16		0.67	12
13.61	10.54		2,797,749	0.50	1.51		0.69	19

15.15	6.08	(h)	812,755	1.09	1.22	(h)	1.13	2
15.14	10.40		1,071,522	1.09	0.97		1.15	4
14.13	(0.95)		1,155,896	1.01	1.00		1.16	12
14.92	2.45		1,195,830	0.80	0.81		1.16	10
15.05	13.50		995,919	0.97	0.61		1.17	12
13.44	9.89		564,358	1.01	0.99		1.19	19

15.41	6.48	(h)	469,926	0.27	2.19	(h)	0.38	2
15.39	11.36		469,758	0.27	1.80		0.38	4
14.35	(0.15)		408,797	0.20	1.83		0.39	12
15.14	3.15		353,402	0.08	1.51		0.40	10
15.27	14.45		329,525	0.16	1.39		0.42	12
13.62	10.71		293,756	0.25	1.75		0.44	19

15.41	4.92	(h)	33,430	0.12	5.76	(h)	0.12	2

15.37	6.35	(h)	21	0.52	2.00	(h)	0.67	2
15.35	(0.30)		20	0.52	1.80		0.65	4

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Conservative Growth Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$12.80	$0.14	(g)(h)	$0.40	$0.54	$(0.16)	$(0.41)	$(0.57)
Year Ended June 30, 2017	12.36	0.23	(g)	0.61	0.84	(0.23)	(0.17)	(0.40)
Year Ended June 30, 2016	12.78	0.22	(g)	(0.11)	0.11	(0.23)	(0.30)	(0.53)
Year Ended June 30, 2015	13.00	0.19		0.05	0.24	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2014	12.01	0.18	(g)	1.02	1.20	(0.21)	—	(0.21)
Year Ended June 30, 2013	11.46	0.19	(g)	0.58	0.77	(0.22)	—	(0.22)

Class C
Six Months Ended December 31, 2017 (Unaudited)	12.75	0.09	(g)(h)	0.40	0.49	(0.12)	(0.41)	(0.53)
Year Ended June 30, 2017	12.30	0.15	(g)	0.62	0.77	(0.15)	(0.17)	(0.32)
Year Ended June 30, 2016	12.73	0.15	(g)	(0.12)	0.03	(0.16)	(0.30)	(0.46)
Year Ended June 30, 2015	12.95	0.13		0.06	0.19	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2014	11.97	0.11	(g)	1.01	1.12	(0.14)	—	(0.14)
Year Ended June 30, 2013	11.42	0.13	(g)	0.58	0.71	(0.16)	—	(0.16)

Class I
Six Months Ended December 31, 2017 (Unaudited)	12.87	0.16	(g)(h)	0.41	0.57	(0.18)	(0.41)	(0.59)
Year Ended June 30, 2017	12.42	0.26	(g)	0.62	0.88	(0.26)	(0.17)	(0.43)
Year Ended June 30, 2016	12.84	0.25	(g)	(0.11)	0.14	(0.26)	(0.30)	(0.56)
Year Ended June 30, 2015	13.06	0.22		0.06	0.28	(0.26)	(0.24)	(0.50)
Year Ended June 30, 2014	12.06	0.21	(g)	1.03	1.24	(0.24)	—	(0.24)
Year Ended June 30, 2013	11.51	0.22	(g)	0.58	0.80	(0.25)	—	(0.25)

Class R6
July 31, 2017 (i) through December 31, 2017 (Unaudited)	13.00	0.15	(g)(h)	0.27	0.42	(0.17)	(0.41)	(0.58)

Class T
Six Months Ended December 31, 2017 (Unaudited)	12.80	0.14	(g)(h)	0.40	0.54	(0.16)	(0.41)	(0.57)
June 6, 2017 (i) through June 30, 2017	12.85	0.02	(g)	(0.05)	(0.03)	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Calculated based upon average shares outstanding.
(h)	Per share amounts and ratios may appear disproportionate among classes due to the timing of income recognition and the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)		Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)

$12.77	4.27	%(h)	$2,323,318	0.52%	2.14	%(h)	0.64%	1%
12.80	6.92		2,081,812	0.52	1.80		0.65	6
12.36	0.97		2,411,763	0.46	1.76		0.66	12
12.78	1.89		2,554,155	0.34	1.46		0.66	11
13.00	10.05		2,516,247	0.41	1.41		0.66	20
12.01	6.76		2,220,725	0.50	1.63		0.68	14

12.71	3.90	(h)	1,259,568	1.10	1.40	(h)	1.13	1
12.75	6.40		1,573,159	1.10	1.22		1.15	6
12.30	0.34		1,740,461	1.01	1.21		1.16	12
12.73	1.44		1,831,636	0.79	1.02		1.16	11
12.95	9.42		1,580,447	0.97	0.87		1.16	20
11.97	6.27		1,142,903	1.01	1.12		1.18	14

12.85	4.46	(h)	138,742	0.27	2.35	(h)	0.39	1
12.87	7.22		135,687	0.27	2.05		0.40	6
12.42	1.22		135,832	0.21	2.02		0.41	12
12.84	2.13		130,507	0.09	1.71		0.40	11
13.06	10.35		119,664	0.16	1.66		0.41	20
12.06	6.97		112,843	0.25	1.87		0.43	14

12.84	3.26	(h)	21	0.13	2.66	(h)	0.13	1

12.77	4.25	(h)	21	0.52	2.10	(h)	0.68	1
12.80	(0.26)		20	0.51	2.22		0.68	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$20.38	$0.17	(h)	$1.93	$2.10	$(0.35)	$(1.44)	$(1.79)
Year Ended June 30, 2017	18.04	0.18		3.19	3.37	(0.19)	(0.84)	(1.03)
Year Ended June 30, 2016	19.95	0.17		(0.89)	(0.72)	(0.24)	(0.95)	(1.19)
Year Ended June 30, 2015	19.59	0.15		0.91	1.06	(0.39)	(0.31)	(0.70)
Year Ended June 30, 2014	16.25	0.11		3.45	3.56	(0.22)	—	(0.22)
Year Ended June 30, 2013	13.88	0.14		2.38	2.52	(0.15)	—	(0.15)

Class C
Six Months Ended December 31, 2017 (Unaudited)	19.20	0.07	(h)	1.86	1.93	(0.32)	(1.44)	(1.76)
Year Ended June 30, 2017	17.10	0.06		3.01	3.07	(0.13)	(0.84)	(0.97)
Year Ended June 30, 2016	19.01	0.07		(0.85)	(0.78)	(0.18)	(0.95)	(1.13)
Year Ended June 30, 2015	18.75	0.05		0.87	0.92	(0.35)	(0.31)	(0.66)
Year Ended June 30, 2014	15.60	0.01		3.30	3.31	(0.16)	—	(0.16)
Year Ended June 30, 2013	13.34	0.05		2.30	2.35	(0.09)	—	(0.09)

Class I
Six Months Ended December 31, 2017 (Unaudited)	20.77	0.21	(h)	1.96	2.17	(0.38)	(1.44)	(1.82)
Year Ended June 30, 2017	18.37	0.23		3.25	3.48	(0.24)	(0.84)	(1.08)
Year Ended June 30, 2016	20.29	0.23		(0.91)	(0.68)	(0.29)	(0.95)	(1.24)
Year Ended June 30, 2015	19.91	0.20		0.93	1.13	(0.44)	(0.31)	(0.75)
Year Ended June 30, 2014	16.51	0.16		3.50	3.66	(0.26)	—	(0.26)
Year Ended June 30, 2013	14.09	0.17		2.44	2.61	(0.19)	—	(0.19)

Class R6
July 31, 2017 (i) through December 31, 2017 (Unaudited)	21.25	0.29	(h)	1.42	1.71	(0.40)	(1.44)	(1.84)

Class T
Six Months Ended December 31, 2017 (Unaudited)	20.36	0.17	(h)	1.93	2.10	(0.35)	(1.44)	(1.79)
June 6, 2017 (i) through June 30, 2017	20.43	0.01		(0.06)	(0.05)	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Per share amounts and ratios may appear disproportionate among classes due to the timing of income recognition and the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)		Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$20.69	10.37	%(h)	$2,124,492	0.52%	1.61	%(h)	0.66%	2%
20.38	19.19		1,937,119	0.52	0.93		0.70	8
18.04	(3.54)		1,893,308	0.47	0.93		0.72	8
19.95	5.51		1,994,792	0.38	0.74		0.71	10
19.59	21.95		1,791,194	0.41	0.59		0.71	8
16.25	18.28		1,344,928	0.49	0.89		0.76	15

19.37	10.07	(h)	208,252	1.10	0.72	(h)	1.15	2
19.20	18.47		274,389	1.09	0.35		1.19	8
17.10	(4.05)		270,007	1.02	0.39		1.21	8
19.01	4.97		268,270	0.85	0.26		1.21	10
18.75	21.30		226,430	0.95	0.05		1.21	8
15.60	17.69		157,546	1.04	0.34		1.25	15

21.12	10.50	(h)	399,588	0.27	1.89	(h)	0.39	2
20.77	19.46		346,558	0.27	1.17		0.39	8
18.37	(3.28)		283,616	0.20	1.21		0.40	8
20.29	5.80		260,097	0.10	1.01		0.42	10
19.91	22.25		182,413	0.16	0.85		0.46	8
16.51	18.64		123,906	0.24	1.13		0.51	15

21.12	8.07	(h)	7,347	0.13	3.10	(h)	0.14	2

20.67	10.35	(h)	22	0.52	1.61	(h)	0.68	2
20.36	(0.24)		20	0.51	1.11		0.64	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth & Income Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$17.37	$0.17	(h)	$1.25	$1.42	$(0.27)	$(1.12)	$(1.39)
Year Ended June 30, 2017	15.79	0.22		2.07	2.29	(0.23)	(0.48)	(0.71)
Year Ended June 30, 2016	17.02	0.21		(0.58)	(0.37)	(0.25)	(0.61)	(0.86)
Year Ended June 30, 2015	17.11	0.19		0.44	0.63	(0.33)	(0.39)	(0.72)
Year Ended June 30, 2014	14.78	0.16		2.40	2.56	(0.23)	—	(0.23)
Year Ended June 30, 2013	13.17	0.18		1.64	1.82	(0.21)	—	(0.21)

Class C
Six Months Ended December 31, 2017 (Unaudited)	16.91	0.08	(h)	1.25	1.33	(0.22)	(1.12)	(1.34)
Year Ended June 30, 2017	15.39	0.12		2.01	2.13	(0.13)	(0.48)	(0.61)
Year Ended June 30, 2016	16.62	0.12		(0.57)	(0.45)	(0.17)	(0.61)	(0.78)
Year Ended June 30, 2015	16.72	0.11		0.44	0.55	(0.26)	(0.39)	(0.65)
Year Ended June 30, 2014	14.46	0.07		2.34	2.41	(0.15)	—	(0.15)
Year Ended June 30, 2013	12.89	0.10		1.61	1.71	(0.14)	—	(0.14)

Class I
Six Months Ended December 31, 2017 (Unaudited)	17.11	0.18	(h)	1.25	1.43	(0.30)	(1.12)	(1.42)
Year Ended June 30, 2017	15.57	0.25		2.04	2.29	(0.27)	(0.48)	(0.75)
Year Ended June 30, 2016	16.80	0.25		(0.58)	(0.33)	(0.29)	(0.61)	(0.90)
Year Ended June 30, 2015	16.89	0.23		0.44	0.67	(0.37)	(0.39)	(0.76)
Year Ended June 30, 2014	14.59	0.19		2.38	2.57	(0.27)	—	(0.27)
Year Ended June 30, 2013	13.00	0.21		1.63	1.84	(0.25)	—	(0.25)

Class R6
July 31, 2017 (i) through December 31, 2017 (Unaudited)	17.44	0.24	(h)	0.87	1.11	(0.31)	(1.12)	(1.43)

Class T
Six Months Ended December 31, 2017 (Unaudited)	17.35	0.17	(h)	1.25	1.42	(0.27)	(1.12)	(1.39)
June 6, 2017 (i) through June 30, 2017	17.44	0.02		(0.07)	(0.05)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Per share amounts and ratios may appear disproportionate among classes due to the timing of income recognition and the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)		Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$17.40	8.25	%(h)	$2,509,935	0.52%	1.83	%(h)	0.65%	4%
17.37	14.82		2,348,659	0.52	1.30		0.67	7
15.79	(2.06)		2,489,097	0.46	1.33		0.69	13
17.02	3.78		2,659,305	0.36	1.11		0.69	9
17.11	17.40		2,432,024	0.41	0.96		0.68	10
14.78	13.91		1,812,603	0.49	1.29		0.72	20

16.90	7.92	(h)	266,715	1.10	0.94	(h)	1.14	4
16.91	14.17		385,447	1.10	0.73		1.17	7
15.39	(2.63)		414,439	1.02	0.79		1.19	13
16.62	3.37		430,037	0.82	0.65		1.19	9
16.72	16.72		358,544	0.96	0.42		1.18	10
14.46	13.34		225,157	1.02	0.76		1.21	20

17.12	8.39	(h)	245,414	0.27	2.05	(h)	0.39	4
17.11	15.07		238,466	0.27	1.53		0.39	7
15.57	(1.82)		238,427	0.20	1.60		0.40	13
16.80	4.11		244,290	0.09	1.38		0.41	9
16.89	17.71		208,836	0.16	1.21		0.44	10
14.59	14.22		156,714	0.24	1.53		0.47	20

17.12	6.41	(h)	159	0.13	3.22	(h)	0.13	4

17.38	8.23	(h)	22	0.52	1.83	(h)	0.68	4
17.35	(0.27)		20	0.51	1.51		0.64	7

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Investor Balanced Fund	Class A, Class C, Class I, Class R6* and Class T	Diversified
Investor Conservative Growth Fund	Class A, Class C, Class I, Class R6* and Class T	Diversified
Investor Growth Fund	Class A, Class C, Class I, Class R6* and Class T	Diversified
Investor Growth & Income Fund	Class A, Class C, Class I, Class R6* and Class T	Diversified

*	Class R6 commenced operations on July 31, 2017.

The investment objective of the Investor Balanced Fund is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The investment objective of the Investor Conservative Growth Fund is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The investment objective of the Investor Growth Fund is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The investment objective of the Investor Growth & Income Fund is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Class A and Class T Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I Shares or Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

32	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Investor Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,005,068	$—	$—	$5,005,068

Investor Conservative Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,727,370	$—	$—	$3,727,370

Investor Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,743,263	$—	$—	$2,743,263

Investor Growth & Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,026,466	$—	$—	$3,026,466

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2017.

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Amounts in the tables below are in thousands.

Investor Balanced Fund

			For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Core Bond Fund, Class R6 Shares	75,307	864,389	29,005	17,727	(59)	(2,803)	872,805	12,137	1,998
JPMorgan Core Plus Bond Fund, Class R6 Shares	59,863	500,148	7,170	12,317	(45)	712	495,668	7,171	—
JPMorgan Dynamic Growth Fund, Class R5 Shares	—	98,716	9,472	66,302	1,903	(43,789)	—	159	9,314

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Investor Balanced Fund (continued)
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Emerging Economies Fund, Class R6 Shares	4,812	64,143	1,544	1,998	30	8,220	71,939	1,543	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	6,074	49,783	1,200	987	15	827	50,838	1,199	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,405	65,093	394	3,485	457	9,512	71,971	394	—
JPMorgan Equity Income Fund, Class R6 Shares	5,334	92,523	1,807	9,951	2,031	6,404	92,814	971	836
JPMorgan Floating Rate Income Fund, Class R6 Shares	17,267	162,788	3,159	3,482	(240)	(260)	161,965	3,159	—
JPMorgan Global Research Enhanced Index Fund, Class I Shares	—	164,433	—	127,803	2,221	(38,851)	—	—	—
JPMorgan Global Research Enhanced Index Fund, Class R6 Shares	7,623	—	121,211	—	—	49,917	171,128	3,349	—
JPMorgan High Yield Fund, Class R6 Shares	26,337	200,025	5,789	9,888	(57)	(709)	195,160	5,788	—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	7,636	77,323	868	—	—	227	78,418	868	—
JPMorgan International Equity Fund, Class R6 Shares	4,704	85,137	1,444	8,964	707	7,892	86,216	1,443	—
JPMorgan International Research Enhanced Equity Fund, Class I Shares	—	275,639	—	250,066	(1,090)	(24,483)	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	14,822	—	238,731	—	—	41,249	279,980	3,283	2,800
JPMorgan Intrepid America Fund, Class R6 Shares	8,372	337,614	37,511	47,791	19,431	(10,221)	336,544	5,187	32,323
JPMorgan Intrepid European Fund, Class L Shares	4,366	119,913	2,044	8,408	(263)	5,945	119,231	2,044	—
JPMorgan Intrepid Growth Fund, Class R6 Shares	3,022	169,306	1,477	25,363	16,076	7,448	168,944	1,477	—
JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	4,104	96,886	7,341	8,986	2,751	(471)	97,521	985	6,355
JPMorgan Large Cap Growth Fund, Class R5 Shares	—	—	61,836	61,836	—	—	—	—	—
JPMorgan Large Cap Growth Fund, Class R6 Shares	4,298	65,438	70,385	16,457	2,071	45,529	166,966	—	8,549
JPMorgan Large Cap Value Fund, Class R6 Shares	8,193	128,533	10,670	14,461	3,231	(494)	127,479	774	9,897
JPMorgan Latin America Fund, Class R6 Shares	—	10,122	—	11,138	(577)	1,593	—	—	—
JPMorgan Limited Duration Bond Fund, Class R6 Shares	20,695	205,654	4,380	2,468	2	(1)	207,567	1,901	—
JPMorgan Market Expansion Enhanced Index Fund, Class I Shares	13,750	158,985	17,074	16,444	2,058	(3,964)	157,709	1,302	15,772
JPMorgan Multi-Cap Market Neutral Fund, Class I Shares	4,708	49,614	—	1,476	81	1,878	50,097	—	—
JPMorgan Research Market Neutral Fund, Class L Shares	3,309	49,629	1,270	494	— (a)	(406)	49,999	—	1,270
JPMorgan Small Cap Value Fund, Class R6 Shares	776	22,448	1,458	—	—	(129)	23,777	189	1,269
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	—	96,465	942	98,980	—	1,573	—	943	—

34	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

Investor Balanced Fund (continued)
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Strategic Income Opportunities Fund, Class R6 Shares	8,389	—	99,468	—	—	(1,990)	97,478	488	—
JPMorgan Systematic Alpha Fund, Class R6 Shares	6,469	91,901	7,446	—	—	(1,209)	98,138	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	29,543	481,111	37,872	51,794	15,172	69	482,430	3,097	34,776
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	56,378	44,804	236,786	225,212	—	—	56,378	228	—
JPMorgan Unconstrained Debt Fund, Class R6 Shares	4,382	42,843	983	—	—	(46)	43,780	983	—
JPMorgan Value Advantage Fund, Class R6 Shares	2,561	92,691	2,080	8,982	1,581	4,758	92,128	1,177	902

Total		4,964,097	1,022,817	1,113,260	67,487	63,927	5,005,068	62,239	126,061

Investor Conservative Growth Fund

			For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Core Bond Fund, Class R6 Shares	87,576	1,031,757	16,664	30,054	(179)	(3,184)	1,015,004	14,323	2,327
JPMorgan Core Plus Bond Fund, Class R6 Shares	57,609	487,454	6,938	18,034	76	569	477,003	6,937	—
JPMorgan Dynamic Growth Fund, Class R5 Shares	—	44,445	4,164	32,348	1,116	(17,377)	—	70	4,094
JPMorgan Emerging Economies Fund, Class R6 Shares	2,532	38,041	813	5,653	230	4,417	37,848	812	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	4,504	38,039	901	1,882	28	614	37,700	901	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,238	38,035	210	6,763	1,148	4,415	37,045	211	—
JPMorgan Equity Income Fund, Class R6 Shares	3,833	68,607	1,319	9,364	2,785	3,355	66,702	708	611
JPMorgan Floating Rate Income Fund, Class R6 Shares	14,985	143,137	2,757	4,914	(350)	(74)	140,556	2,758	—
JPMorgan Global Research Enhanced Index Fund, Class R6 Shares	2,075	—	32,261	—	—	14,329	46,590	912	—	(a)
JPMorgan Global Research Enhanced Index Fund, Class I Shares	—	45,813	—	35,118	957	(11,652)	—	—	—
JPMorgan Government Bond Fund, Class R6 Shares	3,802	39,574	538	—	—	(265)	39,847	503	36
JPMorgan High Yield Fund, Class R6 Shares	15,742	119,641	3,476	6,030	190	(630)	116,647	3,476	—
JPMorgan Income Fund, Class R6 Shares	7,619	70,397	1,981	—	— (a)	(307)	72,071	1,980	—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	6,931	71,322	790	1,137	(25)	236	71,186	790	—
JPMorgan International Equity Fund, Class R6 Shares	2,352	44,583	734	6,745	659	3,886	43,117	734	—
JPMorgan International Research Enhanced Equity Fund, Class I Shares	—	143,997	—	132,472	(713)	(10,812)	—	—	—

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Investor Conservative Growth Fund (continued)
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	7,620	—	125,056	747	(36)	19,675	143,948	1,688	1,447
JPMorgan Intrepid America Fund, Class R6 Shares	4,883	203,213	21,701	34,537	10,401	(4,488)	196,290	3,017	18,687
JPMorgan Intrepid European Fund, Class L Shares	1,710	49,537	832	6,004	(88)	2,431	46,708	833	—
JPMorgan Intrepid Growth Fund, Class R6 Shares	1,721	99,108	841	17,279	10,622	2,926	96,218	841	—
JPMorgan Large Cap Growth, Class R5 Shares	—	—	29,329	29,387	58	—	—	—	—
JPMorgan Large Cap Growth, Class R6 Shares	1,121	—	27,516	2,611	164	18,484	43,553	—	—
JPMorgan Large Cap Value Fund, Class R6 Shares	1,559	25,031	2,097	3,376	176	324	24,252	151	1,946
JPMorgan Limited Duration Bond Fund, Class R6 Shares	30,932	313,389	2,871	6,021	19	(8)	310,250	2,872	—
JPMorgan Market Expansion Enhanced Index Fund, Class I Shares	4,208	49,201	5,290	5,636	483	(1,068)	48,270	398	4,891
JPMorgan Mid Cap Growth Fund, Class R6 Shares	1,116	38,378	2,293	4,885	887	1,174	37,847	—	2,292
JPMorgan Multi-Cap Market Neutral Fund, Class I Shares	3,525	38,275	—	2,256	156	1,334	37,509	—	—
JPMorgan Research Market Neutral Fund, Class L Shares	2,460	38,011	944	1,499	13	(297)	37,172	—	944
JPMorgan Small Cap Value Fund, Class R6 Shares	775	24,562	1,501	2,249	203	(264)	23,753	194	1,308
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	—	71,794	694	73,414	(23)	949	—	694	—
JPMorgan Strategic Income Opportunities Fund, Class R6 Shares	6,146	—	72,648	—	—	(1,232)	71,416	357	—
JPMorgan Systematic Alpha Fund, Class R6 Shares	5,971	91,720	—	—	—	(1,134)	90,586	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	11,006	184,085	14,164	24,399	8,534	(2,649)	179,735	1,167	12,996
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	38,306	34,329	187,409	183,432	—	—	38,306	168	—
JPMorgan Unconstrained Debt Fund, Class R6 Shares	3,671	35,884	823	—	—	(38)	36,669	824	—
JPMorgan Value Advantage Fund, Class R6 Shares	1,767	64,890	1,429	7,125	1,434	2,944	63,572	804	625

Total		3,786,249	570,984	695,371	38,925	26,583	3,727,370	49,123	52,204

Investor Growth Fund

			For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Commodities Strategy Fund, Class R6 Shares	1,133	9,819	21	—	—	679	10,519	20	—
JPMorgan Core Bond Fund, Class R6 Shares	10,895	114,284	12,403	—	—	(411)	126,276	1,665	282

36	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

Investor Growth Fund (continued)
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)		Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)		Capital Gain Distributions ($)
JPMorgan Core Plus Bond Fund, Class R6 Shares	3,823	28,184	3,436		—	—	37	31,657	421		—	(a)
JPMorgan Dynamic Growth Fund, Class R5 Shares	—	17,839	1,787		10,801	—	(8,825)	—	30		1,757
JPMorgan Emerging Economies Fund, Class R6 Shares	3,626	49,335	1,163		2,563	36	6,245	54,216	1,163		—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,598	12,842	315		—	—	219	13,376	315		—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,829	49,903	299		3,073	347	7,276	54,752	299		—
JPMorgan Equity Income Fund, Class R6 Shares	2,859	46,135	930		1,592	98	4,170	49,741	497		434
JPMorgan Floating Rate Income Fund, Class R6 Shares	2,344	21,633	428		—	—	(70)	21,991	428		—
JPMorgan Global Research Enhanced Index Fund, Class I Shares	—	72,386	—		55,272	254	(17,368)	—	—		—
JPMorgan Global Research Enhanced Index Fund, Class R6 Shares	3,477	—	55,013		—	—	23,036	78,049	1,527		—
JPMorgan High Yield Fund, Class R6 Shares	9,454	70,302	2,070		2,035	64	(349)	70,052	2,071		—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	83	—	(a)	84	2	(1)	—	—	(a)	—
JPMorgan International Equity Fund, Class R6 Shares	6,818	115,430	2,056		4,426	164	11,756	124,980	2,057		—
JPMorgan International Research Enhanced Equity Fund, Class I Shares	—	180,397	—		166,265	(1,002)	(13,130)	—	—		—
JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	10,080	—	166,010		—	—	24,394	190,404	2,233		1,904
JPMorgan International Unconstrained Equity Fund, Class R6 Shares	3,873	76,454	703		796	70	7,294	83,725	704		—
JPMorgan Intrepid America Fund, Class R6 Shares	7,989	300,516	35,795		22,615	4,898	2,565	321,159	4,936		30,860
JPMorgan Intrepid European Fund, Class L Shares	3,347	86,498	1,566		796	(17)	4,152	91,403	1,567		—
JPMorgan Intrepid Growth Fund, Class R6 Shares	2,472	127,427	1,207		8,703	5,527	12,771	138,229	1,209		—
JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	1,976	45,064	3,504		2,606	964	35	46,961	475		3,029
JPMorgan Large Cap Growth Fund, Class R5 Shares	—	—	10,801		10,801	—	—	—	—		—
JPMorgan Large Cap Growth Fund, Class R6 Shares	6,170	199,016	38,776		7,735	2,607	7,030	239,694	—		27,972
JPMorgan Large Cap Value Fund, Class R6 Shares	18,116	257,728	23,088		3,986	114	4,937	281,881	1,651		21,438
JPMorgan Latin America Fund, Class R6 Shares	—	10,006	—		11,020	501	513	—	—		—
JPMorgan Market Expansion Enhanced Index Fund, Class I Shares	12,810	143,402	15,538		10,217	721	(2,518)	146,926	1,213		14,327
JPMorgan Mid Cap Growth Fund, Class R6 Shares	1,009	33,536	2,033		3,158	643	1,172	34,226	—		2,033
JPMorgan Small Cap Value Fund, Class R6 Shares	1,148	33,213	2,158		—	—	(191)	35,180	280		1,878

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Investor Growth Fund (continued)
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Systematic Alpha Fund, Class R6 Shares	2,166	25,805	7,437	—	—	(390)	32,852	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	23,466	357,350	30,021	14,956	1,307	9,479	383,201	2,412	27,605
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	29,785	24,595	81,710	76,520	—	—	29,785	125	—
JPMorgan Value Advantage Fund, Class R6	1,446	47,527	1,149	—	—	3,352	52,028	658	491

Total		2,556,709	501,417	420,020	17,298	87,859	2,743,263	27,956	134,010

Investor Growth & Income Fund

			For the six months ended December 31, 2017
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Commodities Strategy Fund, Class R6 Shares	990	9,152	17	593	(327)	942	9,191	17	—
JPMorgan Core Bond Fund, Class R6 Shares	27,439	311,768	12,884	5,589	(60)	(989)	318,014	4,398	728
JPMorgan Core Plus Bond Fund, Class R6 Shares	22,288	187,208	2,672	5,589	3	251	184,545	2,672	—
JPMorgan Dynamic Growth Fund, Class R5 Shares	—	28,903	2,619	19,222	1,374	(13,674)	—	44	2,575
JPMorgan Emerging Economies Fund, Class R6 Shares	3,431	46,927	1,100	2,689	60	5,894	51,292	1,100	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,859	14,941	366	—	—	255	15,562	366	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,749	47,446	286	2,687	386	6,911	52,342	286	—
JPMorgan Equity Income Fund, Class R6 Shares	3,236	55,256	1,095	5,095	966	4,085	56,307	585	510
JPMorgan Floating Rate Income Fund, Class R6 Shares	10,300	97,698	1,884	2,676	(184)	(112)	96,610	1,884	—
JPMorgan Global Research Enhanced Index Fund, Class I Shares	—	104,179	—	79,987	859	(25,051)	—	—	—
JPMorgan Global Research Enhanced Index Fund, Class R6 Shares	4,929	—	77,984	—	—	32,676	110,660	2,166	—
JPMorgan High Yield Fund, Class R6 Shares	15,722	119,711	3,448	6,186	10	(479)	116,504	3,448	—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	3,879	40,738	443	1,473	(59)	184	39,833	443	—
JPMorgan International Equity Fund, Class R6 Shares	4,461	80,630	1,346	8,352	1,061	7,090	81,775	1,346	—
JPMorgan International Research Enhanced Equity Fund, Class I Shares	—	157,511	—	143,929	(1,423)	(12,159)	—	—	—
JPMorgan International Research Enhanced Equity Fund, Class R6 Shares	8,472	—	137,558	—	—	22,473	160,031	1,877	1,601
JPMorgan International Unconstrained Equity Fund, Class R6 Shares	1,725	33,729	314	—	—	3,254	37,297	314	—

38	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

Investor Growth & Income Fund (continued)
Security Description	Shares at December 31, 2017	Market Value June 30, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
JPMorgan Intrepid America Fund, Class R6 Shares	8,114	322,151	36,359	41,032	17,193	(8,503)	326,168	5,025	31,339
JPMorgan Intrepid European Fund, Class L Shares	3,409	91,556	1,594	4,460	(117)	4,515	93,088	1,596	—
JPMorgan Intrepid Growth Fund, Class R6 Shares	1,742	96,834	852	13,745	8,751	4,723	97,415	852	—
JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	1,356	30,658	2,404	1,505	375	297	32,229	326	2,079
JPMorgan Large Cap Growth Fund, Class R5 Shares	—	—	16,229	16,229	—	—	—	—	—
JPMorgan Large Cap Growth Fund, Class R6 Shares	5,124	162,136	38,574	15,541	5,069	8,820	199,058	—	22,346
JPMorgan Large Cap Value Fund, Class R6 Shares	11,462	175,420	14,851	15,605	2,497	1,190	178,353	1,078	13,773
JPMorgan Latin America Fund, Class R6 Shares	—	7,995	—	8,782	606	181	—	—	—
JPMorgan Limited Duration Bond Fund, Class R6 Shares	3,680	30,939	5,975	—	—	(6)	36,908	306	—
JPMorgan Market Expansion Enhanced Index Fund, Class I Shares	10,110	116,903	12,412	11,971	1,688	(3,065)	115,967	957	11,456
JPMorgan Mid Cap Growth Fund, Class R6 Shares	911	30,734	1,836	3,272	597	1,018	30,913	—	1,836
JPMorgan Multi-Cap Market Neutral Fund, Class I Shares	2,165	22,149	—	—	—	887	23,036	—	—
JPMorgan Research Market Neutral Fund, Class L Shares	1,511	22,440	579	—	—	(186)	22,833	—	580
JPMorgan Small Cap Value Fund, Class R6 Shares	1,283	37,972	2,412	897	16	(190)	39,313	315	2,098
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	—	28,170	275	28,864	—	419	—	275	—
JPMorgan Strategic Income Opportunities Fund, Class R6 Shares	2,450	—	29,007	—	—	(541)	28,466	142	—
JPMorgan Systematic Alpha Fund, Class R6 Shares	3,403	47,180	5,080	—	—	(634)	51,626	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	20,355	328,150	25,965	32,026	9,427	880	332,396	2,124	23,841
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	32,600	24,385	160,149	151,934	—	—	32,600	134	—
JPMorgan Value Advantage Fund, Class R6 Shares	1,560	55,015	1,245	3,898	710	3,062	56,134	710	535

Total		2,966,584	599,814	633,828	49,478	44,418	3,026,466	34,786	115,297

(a)	Amount rounds to less than 500.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6		Class T		Total
Investor Balanced Fund
Transfer agency fees	$201	$26	$8	$—	(a)	$—	(a)	$235
Investor Conservative Growth Fund
Transfer agency fees	104	22	7	—	(a)	—	(a)	133
Investor Growth Fund
Transfer agency fees	316	24	16	—	(a)	—	(a)	356
Investor Growth & Income Fund
Transfer agency fees	253	18	7	—	(a)	—	(a)	278

(a)	Amount rounds to less than 500.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for distributions from the Investor Conservative Growth Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.05% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $500 million of the average daily net assets, 0.075% of the average daily net assets between $500 million and $1 billion of such funds and 0.05% of the average daily net assets in excess of $1 billion of such funds. For the six months ended December 31, 2017, the effective annualized rate was 0.06% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class T Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares do not charge distribution fees. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class T
0.25%	0.75%	0.25%

40	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A and Class T Shares and the CDSC from redemptions of Class C Shares and certain Class A and Class T Shares for which front-end sales charges have been waived. For the six months ended December 31, 2017, JPMDS retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$221	$—	(a)
Investor Conservative Growth Fund	151	2
Investor Growth Fund	82	—	(a)
Investor Growth & Income Fund	96	—	(a)

(a)	Amount rounds to less than 500.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of each share class except for Class R6 shares which do not charge a service fee.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6	Class T
Investor Balanced Fund	0.52%	1.10%	0.27%	0.15%	0.52%
Investor Conservative Growth Fund	0.52	1.10	0.27	0.15	0.52
Investor Growth Fund	0.52	1.10	0.27	0.15	0.52
Investor Growth & Income Fund	0.52	1.10	0.27	0.15	0.52

The contractual expense limitation percentages are in place until at least October 31, 2018.

The Underlying Funds may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% of the Funds’ net assets, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds. This waiver may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the six months ended December 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total
Investor Balanced Fund	$6	$—	$2,460	$2,466
Investor Conservative Growth Fund	21	11	1,539	1,571
Investor Growth Fund	12	6	1,746	1,764
Investor Growth & Income Fund	6	2	1,804	1,812

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2017 were as follows (amounts in thousands):

Investor Balanced Fund	$48
Investor Conservative Growth Fund	36
Investor Growth Fund	26
Investor Growth & Income Fund	29

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4. Investment Transactions

During the six months ended December 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$85,699	$187,717
Investor Conservative Growth Fund	53,645	182,000
Investor Growth Fund	129,813	53,605
Investor Growth & Income Fund	104,748	146,978

During the six months ended December 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$4,037,904	$977,139	$9,975	$967,164
Investor Conservative Growth Fund	3,256,487	480,888	10,005	470,883
Investor Growth Fund	1,922,549	824,898	4,184	820,714
Investor Growth & Income Fund	2,243,241	790,907	7,682	783,225

As of June 30, 2017, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the Securities and Exchange Commission (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2017.

42	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2017, the Funds had one affiliated omnibus account, which owned more than 10% of the respective Fund’s outstanding shares as follows:

% of the Fund
Investor Balanced Fund	84.0%
Investor Conservative Growth Fund	87.0
Investor Growth Fund	69.1
Investor Growth & Income Fund	75.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of December 31, 2017, the Funds owned, in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Multi-Cap Market Neutral Fund	89.2%
JPMorgan Systematic Alpha Fund	57.8
JPMorgan Research Market Neutral Fund	52.1
JPMorgan Limited Duration Bond Fund	50.7
JPMorgan Market Expansion Enhanced Index Fund	44.4
JPMorgan Intrepid Growth Fund	43.9
JPMorgan Large Cap Value Fund	42.5
JPMorgan Income Fund	42.4
JPMorgan Intrepid European Fund	36.0
JPMorgan International Unconstrained Equity Fund	28.3
JPMorgan Intrepid America Fund	27.8
JPMorgan Floating Rate Income Fund	18.4
JPMorgan Intrepid Mid Cap Fund	18.3
JPMorgan International Research Enhanced Equity Fund	14.8
JPMorgan Inflation Managed Bond Fund	13.5
JPMorgan Commodities Strategy Fund	11.8
JPMorgan Emerging Economies Fund	10.3
JPMorgan Core Plus Bond Fund	10.2

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of December 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

44	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017 and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Investor Balanced Fund
Class A
Actual*	$1,000.00	$1,063.60	$2.70	0.52%
Hypothetical*	1,000.00	1,022.58	2.65	0.52
Class C
Actual*	1,000.00	1,060.80	5.66	1.09
Hypothetical*	1,000.00	1,019.71	5.55	1.09
Class I
Actual*	1,000.00	1,064.80	1.41	0.27
Hypothetical*	1,000.00	1,023.84	1.38	0.27
Class R6
Actual**	1,000.00	1,049.20	0.52	0.12
Hypothetical*	1,000.00	1,024.60	0.61	0.12
Class T
Actual*	1,000.00	1,063.50	2.70	0.52
Hypothetical*	1,000.00	1,022.58	2.65	0.52

Investor Conservative Growth Fund
Class A
Actual*	1,000.00	1,042.70	2.68	0.52
Hypothetical*	1,000.00	1,022.58	2.65	0.52
Class C
Actual*	1,000.00	1,039.00	5.65	1.10
Hypothetical*	1,000.00	1,019.66	5.60	1.10
Class I
Actual*	1,000.00	1,044.60	1.39	0.27
Hypothetical*	1,000.00	1,023.84	1.38	0.27

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	45

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Investor Conservative Growth Fund (continued)
Class R6
Actual**	$1,000.00	$1,032.60	$0.55	0.13%
Hypothetical*	1,000.00	1,024.55	0.66	0.13
Class T
Actual*	1,000.00	1,042.50	2.68	0.52
Hypothetical*	1,000.00	1,022.58	2.65	0.52

Investor Growth Fund
Class A
Actual*	1,000.00	1,103.70	2.76	0.52
Hypothetical*	1,000.00	1,022.58	2.65	0.52
Class C
Actual*	1,000.00	1,100.70	5.82	1.10
Hypothetical*	1,000.00	1,019.66	5.60	1.10
Class I
Actual*	1,000.00	1,105.00	1.43	0.27
Hypothetical*	1,000.00	1,023.84	1.38	0.27
Class R6
Actual**	1,000.00	1,080.70	0.57	0.13
Hypothetical*	1,000.00	1,024.55	0.66	0.13
Class T
Actual*	1,000.00	1,103.50	2.76	0.52
Hypothetical*	1,000.00	1,022.58	2.65	0.52

Investor Growth & Income Fund
Class A
Actual*	1,000.00	1,082.50	2.73	0.52
Hypothetical*	1,000.00	1,022.58	2.65	0.52
Class C
Actual*	1,000.00	1,079.20	5.76	1.10
Hypothetical*	1,000.00	1,019.66	5.60	1.10
Class I
Actual*	1,000.00	1,083.90	1.42	0.27
Hypothetical*	1,000.00	1,023.84	1.38	0.27
Class R6
Actual**	1,000.00	1,064.10	0.56	0.13
Hypothetical*	1,000.00	1,024.55	0.66	0.13
Class T
Actual*	1,000.00	1,082.30	2.73	0.52
Hypothetical*	1,000.00	1,022.58	2.65	0.52

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 153/365 (to reflect the actual period). Commencement of operations was July 31, 2017.

46	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and the Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s integrity and the

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds and/or Underlying Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the

Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser

48	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s performance for Class A shares was in the second, first and first quintiles based upon the Peer Group, and in the third, second, and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in fourth, second, and second quintiles based upon the Peer Group, and in the third, second, and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Investor Conservative Growth Fund’s performance for Class A shares was in the fourth, third and fourth quintiles based upon the Peer Group, and in the third, second, and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for the Class I shares was in the fourth, second and second quintiles based upon the Peer Group, and in the third, second, and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Investor Growth Fund’s performance for Class A shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2016, and in the first quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Investor Growth & Income Fund’s performance for Class A shares was in the first, second and first quintiles based upon the Peer Group, and in the second, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for the Class I shares was in the second, second and third quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 20165, respectively, and in the second quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund.

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s net advisory fee for Class A shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the fifth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, in light of the information, the Trustees concluded that the advisory fees were satisfactory and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Conservative Growth Fund’s net advisory fee for Class A shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the fifth and fourth quintiles based upon the Peer group and the Universe, respectively, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, in light of the information, the Trustees concluded that the advisory fees were satisfactory and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Growth Fund’s net advisory fee and actual total expenses for Class A shares were in the third and second quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for the Class I shares were in the third and first quintiles, respectively, based upon both the Peer Group and Universe. After considering all of the factors identified above, in light of the information, the Trustees concluded that the advisory fee was satisfactory and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Growth & Income Fund’s net advisory fee for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering all of the factors identified above, in light of the information, the Trustees concluded that the advisory fees were satisfactory and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

50	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2017, the Funds elected to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined (amounts in thousands):

	Total Foreign Source Income	Total Foreign Tax Credit
Investor Balanced Fund	$11,660	$1,261
Investor Conservative Growth Fund	6,013	631
Investor Growth Fund	8,273	913
Investor Growth & Income Fund	8,051	908

DECEMBER 31, 2017	J.P. MORGAN INVESTOR FUNDS	51

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2017.	SAN-INV-1217

Semi-Annual Report

J.P. Morgan Intrepid Funds

December 31, 2017 (Unaudited)

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Sustainable Equity Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

February 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy continued to grow in the second half of 2017, supported by a synchronized global economy and central bank policies that also helped lift equity prices in the U.S. and elsewhere.

“Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand.” — George C.W. Gatch

The U.S. economy entered its third longest expansion on record in 2017, and gross domestic product (GDP) rose by 3.2% in the third quarter and an estimated 2.6% in the fourth quarter. During the second half of 2017, unemployment fell to 4.1% in December from 4.3% in June, and U.S. consumer confidence reached a 17-year high in November. Corporate profits rose during the second half of the year amid stable energy prices and a decline in the value of the U.S. dollar.

Notably, the second half of 2017 included three large hurricanes, wildfires and other assorted natural disasters that combined to cause an estimated $306 billion in damage in the U.S. While companies in some specific sectors of the economy reported that Hurricanes Harvey, Irma and Maria affected revenue or earnings, any impact on the larger economy appeared to be limited.

The U.S. Federal Reserve raised interest rates in December 2017 and indicated it would raise rates three more times in the year ahead. However, interest rates overall remained relatively low during the reporting period and provided support for both the domestic economy and financial markets.

Most developed market and emerging market economies also continued to grow in the second half of 2017. Growth in Europe was strong enough that the European Central Bank committed to reducing its monthly asset purchases by half and the Bank of England raised its benchmark interest rate for the first time in ten years. Japan registered its longest economic expansion in a decade and China’s GDP grew by an estimated 6.8% in the second half of 2017, supported by personal consumption and growth in foreign trade.

Roughly 120 countries, comprising three-fourths of global GDP, had experienced increased economic growth by the end of 2017, according to the International Monetary Fund (IMF).

Meanwhile, global financial markets provided investors with positive returns for the six months ended December 31, 2017. Overall, equity markets outperformed bond markets, with emerging market equities largely outperforming developed market equities.

In the wake of stronger-than-expected growth in the U.S. and other leading economies, the IMF revised its forecast for 2018 U.S. GDP growth to 2.7% from 2.3%. The IMF cited growth from external demand and a reduction in U.S. corporate tax rates from the 2017 Tax Cuts and Jobs Act. Historically high consumer confidence, increased business investment and growth in corporate earnings all indicate that the U.S. economy should continue to expand. We believe investors who maintain a properly diversified portfolio and a long-term outlook will be able to benefit from the current global economic expansion.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

J.P. Morgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

U.S. equity markets overall provided positive returns throughout the reporting period amid strong growth in corporate profits, stable energy prices and continued low interest rates. During the reporting period, the Standard & Poor’s 500 Index (the “S&P 500”) reached more than two dozen record high closings and had positive returns for each month.

In contrast, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, remained well below its historical average throughout the reporting period and on November 3, 2017, fell to its lowest-ever level.

Overall, growth stocks outperformed value stocks and large cap stocks generally outperformed small cap and mid cap stocks during the reporting period. For the six months ended December 31, 2017, the S&P 500 returned 11.42%

Intrepid Investment Philosophy and Process

The JPMorgan Behavioral Finance Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting high quality, attractively valued stocks of companies that it believes have positive momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

The Intrepid Sustainable Equity Fund also incorporates environmental, social and corporate governance (ESG) practices into its investment process. In managing the Fund, the adviser identifies companies that, in the adviser’s opinion, generally approach ESG practices in a thoughtful manner while also having attractive value, quality and momentum characteristics. The Fund seeks to invest in companies that, on a combined basis, appear attractive when considering all of these financial and sustainability characteristics. During the reporting period, the Funds were managed and positioned in accordance with these investment philosophies and processes.

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	14.67%
S&P 500 Index	11.42%

Net Assets as of 12/31/2017 (In Thousands)	$4,244,910

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the industrials and consumer staples sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and health care sectors was a leading detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Boeing Co. and WalMart Stores Inc., and its underweight position in General Electric Co. Shares of Boeing, an aircraft manufacturer, rose amid growth in new orders, an increase in the company’s stock dividend and an $18 billion stock repurchase plan. Shares of Wal-Mart, a super store retail chain, rose amid an increase in consumer spending during the November-December holiday shopping season and investor expectations that the company will benefit from the 2017 Tax Cut and Jobs Act. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid the company’s efforts to implement a restructuring plan.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Expedia Inc., Everest Re Group Ltd. and eBay Inc. Shares of Expedia, an online travel booking company, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017. Shares of Everest Re Group, a property and casualty insurer, fell amid investor concerns about record high damage estimates from hurricanes and other catastrophes in 2017. Shares of eBay, an Internet marketplace provider, fell after the company issued a weaker-than-expected forecast for earnings and revenue for the fourth quarter of 2017.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.0%
2.	Apple, Inc.	3.8
3.	Boeing Co. (The)	2.6
4.	Bank of America Corp.	2.5
5.	Citigroup, Inc.	2.5
6.	Caterpillar, Inc.	2.4
7.	Anthem, Inc.	2.3
8.	Valero Energy Corp.	2.2
9.	WalMart Stores, Inc.	2.1
10.	eBay, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.6%
Financials	15.7
Health Care	12.5
Consumer Discretionary	11.5
Industrials	10.2
Consumer Staples	7.5
Energy	6.0
Materials	3.2
Utilities	2.7
Real Estate	2.4
Telecommunication Services	2.0
Short-Term Investment	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		8.55%	16.52%	14.16%	7.29%
Without Sales Charge		14.55	22.99	15.40	7.87
CLASS C SHARES	February 19, 2005
With CDSC***		13.24	21.36	14.83	7.34
Without CDSC		14.24	22.36	14.83	7.34
CLASS I SHARES	February 28, 2003	14.67	23.30	15.72	8.15
CLASS R2 SHARES	November 3, 2008	14.43	22.69	15.12	7.63
CLASS R5 SHARES	May 15, 2006	14.80	23.53	15.93	8.37
CLASS R6 SHARES	November 2, 2015	14.83	23.63	15.98	8.39

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid America Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	15.58%
Russell 1000 Growth Index	14.23%

Net Assets as of 12/31/2017 (In Thousands)	$1,141,438

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the industrials and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and real estate sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Boeing Co., VMware Inc. and Align Technology Inc. Shares of Boeing, an aircraft manufacturer, rose amid growth in new orders, an increase in the company’s stock dividend and an $18 billion stock repurchase plan. Shares of VMware, a provider of cloud computing services, rose after the company reported better-than-expected earnings for the third quarter of 2017. Shares of Align Technology, a maker of dental medical devices, rose after the company reported better-than-expected earnings and sales growth during the reporting period.

Leading individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Dish Network Co., Expedia Inc. and Oracle Corp. Shares of Dish Network, a subscription TV provider, fell after the company reported lower-than-expected earnings for the third quarter of 2017. Shares of Expedia, an online travel booking company, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2017. Shares of Oracle, a database software provider, fell after the company reported weak growth in its cloud computing business and issued a lower-than-expected earnings forecast.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.3%
2.	Microsoft Corp.	5.6
3.	Visa, Inc., Class A	3.3
4.	Boeing Co. (The)	3.2
5.	Caterpillar, Inc.	2.7
6.	Amazon.com, Inc.	2.6
7.	Home Depot, Inc. (The)	2.4
8.	Amgen, Inc.	2.2
9.	VMware, Inc., Class A	2.1
10.	Applied Materials, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	37.5%
Consumer Discretionary	17.8
Health Care	13.1
Industrials	12.7
Consumer Staples	6.3
Materials	3.5
Financials	2.7
Real Estate	2.1
Energy	1.1
Others (each less than 1.0%)	1.1
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		9.38%	24.65%	15.81%	8.58%
Without Sales Charge		15.44	31.55	17.06	9.17
CLASS C SHARES	February 19, 2005
With CDSC***		14.15	29.93	16.49	8.63
Without CDSC		15.15	30.93	16.49	8.63
CLASS I SHARES	February 28, 2003	15.58	31.89	17.35	9.44
CLASS R2 SHARES	November 3, 2008	15.28	31.26	16.78	8.92
CLASS R5 SHARES	May 15, 2006	15.67	32.15	17.58	9.66
CLASS R6 SHARES	November 2, 2015	15.72	32.21	17.61	9.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.31%
Russell Midcap Index	9.75%

Net Assets as of 12/31/2017 (In Thousands)	$965,109

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the utilities and consumer stable sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the systems hardware and software & services sectors was a leading positive detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in NRG Energy Inc., Pilgrim’s Pride Corp. and Tyson Foods Inc. Shares of NRG Energy, an electric utility, rose after the company unveiled a plan to sell off power plants, cut costs and reduce debt. Shares of Pilgrim’s Pride and Tyson Foods, both poultry processors, rose after they each reported better-than-expected earnings and revenue for the third quarter of 2017.

Leading individual detractors from relative performance included the Fund’s overweight positions in Popular Inc., Ingersoll-Rand PLC and United Continental Holdings Inc. Shares of Popular, a banking and financial services company based in San Juan, Puerto Rico, fell amid investor concerns about the impact of Puerto Rico’s slow recovery from Hurricane Maria and after the company reported a drop in earnings for the second quarter of 2017. Shares of Ingersoll-Rand, an industrial goods maker, fell after the company reported lower-than-expected revenue for the third quarter of 2017. Shares of United Continental Holdings, an airline operator, fell after the company reported canceling large numbers of flights due to hurricanes in Florida, Texas and the Caribbean.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Jacobs Engineering Group, Inc.	2.1%
2.	Xerox Corp.	2.0
3.	ManpowerGroup, Inc.	2.0
4.	LPL Financial Holdings, Inc.	1.9
5.	Huntington Ingalls Industries, Inc.	1.9
6.	DXC Technology Co.	1.8
7.	PVH Corp.	1.8
8.	Equinix, Inc.	1.7
9.	MSCI, Inc.	1.6
10.	Marvell Technology Group Ltd., (Bermuda)	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	17.4%
Information Technology	16.4
Financials	13.1
Consumer Discretionary	10.3
Health Care	9.9
Real Estate	9.5
Materials	6.0
Energy	5.8
Utilities	5.6
Consumer Staples	4.6
Telecommunication Services	0.4
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge**		4.35%	10.56%	13.38%	7.59%
Without Sales Charge		10.16	16.70	14.61	8.17
CLASS C SHARES	March 22, 1999
With CDSC***		8.89	15.03	13.91	7.49
Without CDSC		9.89	16.03	13.91	7.49
CLASS I SHARES	June 1, 1991	10.31	16.96	14.90	8.44
CLASS R3 SHARES	September 9, 2016	10.19	16.69	14.61	8.17
CLASS R4 SHARES	September 9, 2016	10.29	16.95	14.88	8.44
CLASS R6 SHARES	November 2, 2015	10.43	17.29	15.02	8.50

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares and Class R4 Shares would have been similar to those shown because Class R3 Shares and Class R4 Shares have similar expenses to those of Class A and Class I Shares, respectively.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

JPMorgan Intrepid Sustainable Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.59%
Standard & Poor’s 500 Index	11.42%

Net Assets as of 12/31/2017 (In Thousands)	$20,702

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Sustainable Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the consumer staples and energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s underweight position in the real estate sector and its security selection in the industrials sector were leading contributors to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s overweight positions in Oracle Corp., Walgreens Boots Alliance Inc. and CenturyLink Inc. Shares of Oracle, a database software provider, fell after the company reported weak growth in its cloud computing business and issued a lower-than-expected earnings forecast. Shares of Walgreens Boots Alliance, a retail and wholesale pharmacy chain, fell amid investor concerns that its wholesale pharmacy business would lose significant market share to Amazon.com Inc. Shares of CenturyLink, a telecommunications services provider, fell ahead of the company’s planned $25 billion acquisition of Level 3 Communications Inc.

Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight position in General Electric Co. and its overweight positions in Lowe’s Cos. and Valero Energy Corp. Shares of General Electric, an industrial conglomerate not held by the Fund, fell amid the company’s efforts to implement a restructuring plan. Shares of Lowe’s, a home improvement retail chain, rose after the company reported better-than-expected earnings for the third quarter of 2017 and forecasted a 5% increase in sales for the full year 2017. Shares of Valero Energy, a petroleum refiner, rose amid rising fuel prices in the U.S.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.0%
2.	Microsoft Corp.	5.3
3.	Citigroup, Inc.	3.9
4.	Home Depot, Inc. (The)	2.6
5.	Lowe’s Cos., Inc.	2.5
6.	PepsiCo, Inc.	2.4
7.	Bank of America Corp.	2.3
8.	Walgreens Boots Alliance, Inc.	2.3
9.	Verizon Communications, Inc.	2.2
10.	PNC Financial Services Group, Inc. (The)	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.6%
Financials	17.1
Consumer Discretionary	13.5
Health Care	13.2
Consumer Staples	8.5
Industrials	8.0
Energy	5.8
Telecommunication Services	2.8
Utilities	2.6
Materials	1.7
Real Estate	0.8
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Sustainable Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		4.67%	14.64%	13.99%	7.06%
Without Sales Charge		10.47	20.99	15.23	7.64
CLASS C SHARES	February 19, 2005
With CDSC***		9.19	19.38	14.66	7.10
Without CDSC		10.19	20.38	14.66	7.10
CLASS I SHARES	February 28, 2003	10.59	21.28	15.52	7.91

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Sustainable Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market.

The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	12.49%
Russell 1000 Value Index	8.61%

Net Assets as of 12/31/2017 (In Thousands)	$1,069,827

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2017. The Fund’s security selection in the industrials and consumer staples sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and real estate sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Boeing Co. and Valero Energy Co. and its underweight position in General Electric Co. Shares of Boeing, an aircraft manufacturer, rose amid growth in new orders, an increase in the company’s stock dividend and an $18 billion stock repurchase plan. Shares of Valero Energy, a petroleum refiner, rose amid rising fuel prices in the U.S. Shares of General Electric, an industrial conglomerate not held by the Fund, fell amid the company’s efforts to implement a restructuring plan.

Leading individual detractors from relative performance included the Fund’s overweight positions in Allergan PLC and Assured Guaranty Ltd., and its underweight position in Intel Corp. Shares of Allergan, a drug maker, fell after the company lost its legal battle to protect its dry eye medication from competition by generic formulations of the drug. Shares of Assured Guaranty, a bond insurer, fell amid investor concerns about a potential default on bonds issued by Puerto Rico. Shares of Intel, a semiconductor maker not held by the Fund, rose amid gains in the broader semiconductor sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	4.0%
2.	Citigroup, Inc.	3.5
3.	PNC Financial Services Group, Inc. (The)	2.5
4.	Valero Energy Corp.	2.3
5.	Wal-Mart Stores, Inc.	2.1
6.	Boeing Co. (The)	1.9
7.	HP, Inc.	1.9
8.	Humana, Inc.	1.8
9.	Amgen, Inc.	1.8
10.	Allstate Corp. (The)	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	27.4%
Health Care	13.4
Energy	10.8
Consumer Discretionary	9.3
Information Technology	9.2
Industrials	8.7
Consumer Staples	7.9
Utilities	5.2
Real Estate	3.1
Materials	2.8
Telecommunication Services	0.1
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2017. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		6.47%	10.34%	12.22%	6.31%
Without Sales Charge		12.37	16.45	13.43	6.88
CLASS C SHARES	February 19, 2005
With CDSC***		11.09	14.85	12.86	6.35
Without CDSC		12.09	15.85	12.86	6.35
CLASS I SHARES	February 28, 2003	12.49	16.66	13.61	7.07
CLASS R2 SHARES	November 3, 2008	12.19	16.07	13.13	6.63
CLASS R5 SHARES	May 15, 2006	12.59	16.87	13.83	7.29
CLASS R6 SHARES	November 30, 2010	12.60	16.94	13.89	7.32

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/07 TO 12/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index from December 31, 2007 to December 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.6%
	Consumer Discretionary — 11.5%
	Automobiles — 0.6%
654	General Motors Co.	26,816

	Diversified Consumer Services — 0.6%
930	H&R Block, Inc.	24,395

	Hotels, Restaurants & Leisure — 1.5%
207	Hilton Worldwide Holdings, Inc.	16,539
305	Wyndham Worldwide Corp.	35,317
253	Yum China Holdings, Inc.	10,125

		61,981

	Household Durables — 0.8%
729	Toll Brothers, Inc.	35,006

	Internet & Direct Marketing Retail — 1.9%
37	Amazon.com, Inc. (a)	43,621
226	Expedia, Inc.	27,008
144	Wayfair, Inc., Class A (a)	11,551

		82,180

	Media — 2.1%
445	CBS Corp. (Non-Voting), Class B	26,273
643	Comcast Corp., Class A	25,736
234	DISH Network Corp., Class A (a)	11,159
1,444	News Corp., Class A	23,412

		86,580

	Specialty Retail — 3.4%
598	Best Buy Co., Inc.	40,966
293	Burlington Stores, Inc. (a)	35,998
292	Home Depot, Inc. (The)	55,381
126	Tiffany & Co.	13,108

		145,453

	Textiles, Apparel & Luxury Goods — 0.6%
187	PVH Corp.	25,631

	Total Consumer Discretionary	488,042

	Consumer Staples — 7.5%
	Beverages — 0.9%
303	PepsiCo, Inc.	36,324

	Food & Staples Retailing — 2.1%
911	Wal-Mart Stores, Inc.	89,912

	Food Products — 3.2%
766	Conagra Brands, Inc.	28,840
211	Ingredion, Inc.	29,470
925	Pilgrim’s Pride Corp. (a)	28,724
587	Tyson Foods, Inc., Class A	47,580

		134,614

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 0.5%
488	Energizer Holdings, Inc.	23,409

	Personal Products — 0.8%
525	Nu Skin Enterprises, Inc., Class A	35,828

	Total Consumer Staples	320,087

	Energy — 6.0%
	Energy Equipment & Services — 0.4%
451	TechnipFMC plc, (United Kingdom)	14,111

	Oil, Gas & Consumable Fuels — 5.6%
320	Andeavor	36,577
507	ConocoPhillips	27,818
240	Devon Energy Corp.	9,924
759	HollyFrontier Corp.	38,871
506	Marathon Petroleum Corp.	33,379
1,004	Valero Energy Corp.	92,278

		238,847

	Total Energy	252,958

	Financials — 15.7%
	Banks — 7.3%
3,653	Bank of America Corp.	107,840
639	CIT Group, Inc.	31,448
1,446	Citigroup, Inc.	107,567
329	Comerica, Inc.	28,535
159	PNC Financial Services Group, Inc. (The)	22,942
798	Regions Financial Corp.	13,789

		312,121

	Capital Markets — 3.9%
175	Ameriprise Financial, Inc.	29,674
200	Moody’s Corp.	29,463
234	Morgan Stanley	12,252
224	MSCI, Inc.	28,345
377	S&P Global, Inc.	63,897

		163,631

	Insurance — 4.0%
426	Allstate Corp. (The)	44,627
493	Assured Guaranty Ltd.	16,705
123	Everest Re Group Ltd.	27,127
266	Lincoln National Corp.	20,417
3	MetLife, Inc.	172
751	Progressive Corp. (The)	42,296
161	RenaissanceRe Holdings Ltd., (Bermuda)	20,165

		171,509

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Mortgage Real Estate Investment Trusts (REITs) — 0.5%
400	Chimera Investment Corp.	7,396
782	Two Harbors Investment Corp.	12,708

		20,104

	Total Financials	667,365

	Health Care — 12.6%
	Biotechnology — 4.0%
284	AbbVie, Inc.	27,485
251	Amgen, Inc.	43,631
1,121	Gilead Sciences, Inc.	80,316
125	Vertex Pharmaceuticals, Inc. (a)	18,777

		170,209

	Health Care Equipment & Supplies — 1.9%
1,228	Baxter International, Inc.	79,346

	Health Care Providers & Services — 5.9%
435	Anthem, Inc.	97,812
340	Centene Corp. (a)	34,329
69	Express Scripts Holding Co. (a)	5,143
292	Humana, Inc.	72,461
102	McKesson Corp.	15,845
75	Molina Healthcare, Inc. (a)	5,736
97	WellCare Health Plans, Inc. (a)	19,506

		250,832

	Pharmaceuticals — 0.8%
147	Bristol-Myers Squibb Co.	9,032
655	Pfizer, Inc.	23,728

		32,760

	Total Health Care	533,147

	Industrials — 10.2%
	Aerospace & Defense — 2.6%
381	Boeing Co. (The)	112,272

	Airlines — 1.8%
257	Copa Holdings SA, (Panama), Class A	34,426
660	Delta Air Lines, Inc.	36,946
98	Southwest Airlines Co.	6,414

		77,786

	Building Products — 0.6%
259	Owens Corning	23,794

	Electrical Equipment — 0.6%
129	Rockwell Automation, Inc.	25,290

	Machinery — 3.4%
650	Caterpillar, Inc.	102,443

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
257	Deere & Co.	40,192

		142,635

	Professional Services — 0.7%
252	ManpowerGroup, Inc.	31,805

	Trading Companies & Distributors — 0.5%
113	United Rentals, Inc. (a)	19,495

	Total Industrials	433,077

	Information Technology — 23.7%
	Internet Software & Services — 4.3%
20	Alphabet, Inc., Class A (a)	21,279
27	Alphabet, Inc., Class C (a)	28,148
2,306	eBay, Inc. (a)	87,029
77	Facebook, Inc., Class A (a)	13,499
279	VeriSign, Inc. (a)	31,883

		181,838

	IT Services — 2.1%
361	DXC Technology Co.	34,217
494	Visa, Inc., Class A	56,291

		90,508

	Semiconductors & Semiconductor Equipment — 4.2%
1,576	Applied Materials, Inc.	80,550
261	First Solar, Inc. (a)	17,643
321	Lam Research Corp.	59,068
188	Maxim Integrated Products, Inc.	9,829
245	Teradyne, Inc.	10,258

		177,348

	Software — 7.4%
2,011	Microsoft Corp.	172,021
885	Oracle Corp.	41,852
153	Take-Two Interactive Software, Inc. (a)	16,774
651	VMware, Inc., Class A (a)	81,634

		312,281

	Technology Hardware, Storage & Peripherals — 5.7%
953	Apple, Inc.	161,208
3,924	HP, Inc.	82,452

		243,660

	Total Information Technology	1,005,635

	Materials — 3.3%
	Chemicals — 0.8%
1,044	Huntsman Corp.	34,758

	Containers & Packaging — 0.1%
89	Berry Global Group, Inc. (a)	5,233

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Metals & Mining — 1.9%
678	Alcoa Corp. (a)	36,497
991	Freeport-McMoRan, Inc. (a)	18,793
624	Newmont Mining Corp.	23,394

		78,684

	Paper & Forest Products — 0.5%
730	Louisiana-Pacific Corp. (a)	19,170

	Total Materials	137,845

	Real Estate — 2.4%
	Equity Real Estate Investment Trusts (REITs) — 2.2%
515	American Tower Corp.	73,418
269	Equity Commonwealth (a)	8,192
70	GEO Group, Inc. (The)	1,649
72	Prologis, Inc.	4,651
236	Sunstone Hotel Investors, Inc.	3,893

		91,803

	Real Estate Management & Development — 0.2%
214	CBRE Group, Inc., Class A (a)	9,273

	Total Real Estate	101,076

	Telecommunication Services — 2.0%
	Diversified Telecommunication Services — 2.0%
2,208	AT&T, Inc.	85,859

	Utilities — 2.7%
	Electric Utilities — 0.6%
163	NextEra Energy, Inc.	25,443

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power and Renewable Electricity Producers — 1.4%
2,507	AES Corp.	27,146
1,078	NRG Energy, Inc.	30,687

		57,833

	Multi-Utilities — 0.7%
1,098	CenterPoint Energy, Inc.	31,125

	Total Utilities	114,401

	Total Common Stocks (Cost $3,066,448)	4,139,492

Short-Term Investment — 2.7%
	Investment Company — 2.7%
116,415	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $116,415)	116,415

	Total Investments — 100.3% (Cost $3,182,863)	4,255,907
	Liabilities in Excess of Other Assets — (0.3)%	(10,997)

	NET ASSETS — 100.0%	$4,244,910

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
S&P 500 E-Mini Index	737	03/2018	USD	$98,611	$576

					$576

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.8%
	Consumer Discretionary — 17.8%
	Auto Components — 0.5%
31	Lear Corp.	5,424

	Automobiles — 0.1%
27	General Motors Co.	1,123

	Hotels, Restaurants & Leisure — 3.4%
106	Dunkin’ Brands Group, Inc.	6,808
122	Hilton Worldwide Holdings, Inc.	9,711
55	Marriott International, Inc., Class A	7,438
64	Scientific Games Corp., Class A (a)	3,283
61	Wyndham Worldwide Corp.	7,010
123	Yum China Holdings, Inc.	4,935

		39,185

	Household Durables — 1.6%
3	NVR, Inc. (a)	9,121
197	Toll Brothers, Inc.	9,467

		18,588

	Internet & Direct Marketing Retail — 4.8%
25	Amazon.com, Inc. (a)	29,471
68	Expedia, Inc.	8,108
354	Liberty Interactive Corp. QVC Group, Class A (a)	8,652
2	Priceline Group, Inc. (The) (a)	2,954
66	Wayfair, Inc., Class A (a)	5,266

		54,451

	Media — 3.0%
176	Comcast Corp., Class A	7,061
136	DISH Network Corp., Class A (a)	6,499
215	Live Nation Entertainment, Inc. (a)	9,144
237	News Corp., Class A	3,841
1,407	Sirius XM Holdings, Inc.	7,541

		34,086

	Specialty Retail — 4.1%
144	Best Buy Co., Inc.	9,846
80	Burlington Stores, Inc. (a)	9,855
144	Home Depot, Inc. (The)	27,216

		46,917

	Textiles, Apparel & Luxury Goods — 0.3%
23	PVH Corp.	3,183

	Total Consumer Discretionary	202,957

	Consumer Staples — 6.3%
	Beverages — 2.3%
86	National Beverage Corp.	8,399
150	PepsiCo, Inc.	18,024

		26,423

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.5%
57	Walgreens Boots Alliance, Inc.	4,132
125	Wal-Mart Stores, Inc.	12,334

		16,466

	Food Products — 1.8%
237	Conagra Brands, Inc.	8,917
280	Pilgrim’s Pride Corp. (a)	8,709
35	Tyson Foods, Inc., Class A	2,829

		20,455

	Personal Products — 0.7%
118	Nu Skin Enterprises, Inc., Class A	8,031

	Total Consumer Staples	71,375

	Energy — 1.2%
	Oil, Gas & Consumable Fuels — 1.2%
65	Andeavor	7,432
19	Marathon Petroleum Corp.	1,280
48	Valero Energy Corp.	4,375

	Total Energy	13,087

	Financials — 2.7%
	Banks — 0.4%
3	Citigroup, Inc.	231
51	Comerica, Inc.	4,453

		4,684

	Capital Markets — 1.0%
6	Moody’s Corp.	886
79	MSCI, Inc.	9,933

		10,819

	Insurance — 1.3%
12	Allstate Corp. (The)	1,204
154	Assured Guaranty Ltd.	5,202
29	Everest Re Group Ltd.	6,306
32	Lincoln National Corp.	2,491

		15,203

	Total Financials	30,706

	Health Care — 13.0%
	Biotechnology — 4.7%
84	AbbVie, Inc.	8,153
142	Amgen, Inc.	24,642
42	Exelixis, Inc. (a)	1,289
156	Gilead Sciences, Inc.	11,140
56	Vertex Pharmaceuticals, Inc. (a)	8,437

		53,661

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — 2.9%
39	Align Technology, Inc. (a)	8,754
182	Baxter International, Inc.	11,739
52	IDEXX Laboratories, Inc. (a)	8,194
38	Masimo Corp. (a)	3,197
18	Varian Medical Systems, Inc. (a)	2,034

		33,918

	Health Care Providers & Services — 5.2%
79	Anthem, Inc.	17,776
91	Centene Corp. (a)	9,200
12	Cigna Corp.	2,356
56	Humana, Inc.	13,942
120	Molina Healthcare, Inc. (a)	9,186
33	WellCare Health Plans, Inc. (a)	6,657

		59,117

	Health Care Technology — 0.2%
39	Veeva Systems, Inc., Class A (a)	2,139

	Total Health Care	148,835

	Industrials — 12.7%
	Aerospace & Defense — 3.4%
125	Boeing Co. (The)	36,716
27	Spirit AeroSystems Holdings, Inc., Class A	2,382

		39,098

	Airlines — 2.6%
78	American Airlines Group, Inc.	4,048
72	Copa Holdings SA, (Panama), Class A	9,586
207	Delta Air Lines, Inc.	11,592
73	Southwest Airlines Co.	4,745

		29,971

	Electrical Equipment — 0.7%
42	Rockwell Automation, Inc.	8,168

	Machinery — 4.3%
194	Caterpillar, Inc.	30,539
75	Deere & Co.	11,754
69	Lincoln Electric Holdings, Inc.	6,273

		48,566

	Professional Services — 0.9%
75	ManpowerGroup, Inc.	9,496

	Trading Companies & Distributors — 0.8%
54	United Rentals, Inc. (a)	9,318

	Total Industrials	144,617

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 37.4%
	Electronic Equipment, Instruments & Components — 0.1%
26	Jabil, Inc.	690

	Internet Software & Services — 8.2%
18	Alphabet, Inc., Class A (a)	18,961
18	Alphabet, Inc., Class C (a)	18,417
601	eBay, Inc. (a)	22,686
107	Facebook, Inc., Class A (a)	18,934
41	IAC/InterActiveCorp (a)	5,050
87	VeriSign, Inc. (a)	9,910

		93,958

	IT Services — 4.7%
95	DXC Technology Co.	9,035
23	Mastercard, Inc., Class A	3,527
78	Teradata Corp. (a)	3,015
330	Visa, Inc., Class A	37,592

		53,169

	Semiconductors & Semiconductor Equipment — 4.3%
478	Applied Materials, Inc.	24,425
105	Lam Research Corp.	19,254
36	Maxim Integrated Products, Inc.	1,898
40	Skyworks Solutions, Inc.	3,779

		49,356

	Software — 12.1%
90	Adobe Systems, Inc. (a)	15,772
13	Citrix Systems, Inc. (a)	1,118
749	Microsoft Corp.	64,057
229	Oracle Corp.	10,818
16	Red Hat, Inc. (a)	1,861
106	Synopsys, Inc. (a)	9,052
36	Tableau Software, Inc., Class A (a)	2,505
81	Take-Two Interactive Software, Inc. (a)	8,892
196	VMware, Inc., Class A (a)	24,500

		138,575

	Technology Hardware, Storage & Peripherals — 8.0%
423	Apple, Inc.	71,644
952	HP, Inc.	19,999

		91,643

	Total Information Technology	427,391

	Materials — 3.5%
	Chemicals — 1.4%
121	Chemours Co. (The)	6,072
297	Huntsman Corp.	9,890

		15,962

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Containers & Packaging — 0.7%
140	Berry Global Group, Inc. (a)	8,202

	Metals & Mining — 1.4%
115	Alcoa Corp. (a)	6,174
225	Freeport-McMoRan, Inc. (a)	4,272
150	Newmont Mining Corp.	5,620

		16,066

	Total Materials	40,230

	Real Estate — 2.1%
	Equity Real Estate Investment Trusts (REITs) — 1.7%
69	American Tower Corp.	9,887
139	Equity Commonwealth (a)	4,235
106	GEO Group, Inc. (The)	2,509
190	Sunstone Hotel Investors, Inc.	3,142

		19,773

	Real Estate Management & Development — 0.4%
76	CBRE Group, Inc., Class A (a)	3,274
47	Realogy Holdings Corp.	1,244

		4,518

	Total Real Estate	24,291

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.4%
111	AT&T, Inc.	4,317

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.3%
52	T-Mobile US, Inc. (a)	3,315

	Total Telecommunication Services	7,632

	Utilities — 0.4%
	Independent Power and Renewable Electricity Producers — 0.4%
145	NRG Energy, Inc.	4,141

	Total Common Stocks (Cost $741,257)	1,115,262

Short-Term Investment — 2.1%
	Investment Company — 2.1%
24,487	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $24,487)	24,487

	Total Investments — 99.9% (Cost $765,744)	1,139,749
	Other Assets in Excess of Liabilities — 0.1%	1,689

	NET ASSETS — 100.0%	$1,141,438

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
S&P 500 E-Mini Index	181	03/2018	USD	$24,218	$306

					$306

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.9%
		Consumer Discretionary — 10.3%
		Auto Components — 1.1%
81		Visteon Corp. (a)	10,149

		Automobiles — 0.0% (g)
3		Thor Industries, Inc.	377

		Diversified Consumer Services — 0.6%
112		ServiceMaster Global Holdings, Inc. (a)	5,758

		Hotels, Restaurants & Leisure — 1.3%
21		Royal Caribbean Cruises Ltd.	2,445
21		Vail Resorts, Inc.	4,483
142		Yum China Holdings, Inc.	5,663

			12,591

		Household Durables — 0.2%
—	(h)	NVR, Inc. (a)	1,579

		Media — 1.4%
—	(h)	Cable One, Inc.	281
113		Liberty Media Corp.-Liberty SiriusXM, Class A (a)	4,462
12		Lions Gate Entertainment Corp., Class A (a)	392
278		Viacom, Inc., Class B	8,578

			13,713

		Multiline Retail — 1.4%
126		Dollar Tree, Inc. (a)	13,521

		Specialty Retail — 1.8%
180		Best Buy Co., Inc.	12,338
29		Tiffany & Co.	3,025
63		Urban Outfitters, Inc. (a)	2,205

			17,568

		Textiles, Apparel & Luxury Goods — 2.5%
106		Michael Kors Holdings Ltd. (a)	6,654
125		PVH Corp.	17,137

			23,791

		Total Consumer Discretionary	99,047

		Consumer Staples — 4.6%
		Food & Staples Retailing — 0.3%
1,684		Rite Aid Corp. (a)	3,318

		Food Products — 4.1%
27		Bunge Ltd.	1,784
90		Ingredion, Inc.	12,610
325		Pilgrim’s Pride Corp. (a)	10,079
182		Tyson Foods, Inc., Class A	14,730

			39,203

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.2%
31	Nu Skin Enterprises, Inc., Class A	2,115

	Total Consumer Staples	44,636

	Energy — 5.8%
	Energy Equipment & Services — 0.4%
120	Baker Hughes a GE Co.	3,813

	Oil, Gas & Consumable Fuels — 5.4%
42	Andeavor	4,802
306	Cabot Oil & Gas Corp.	8,740
43	Cimarex Energy Co.	5,301
75	Devon Energy Corp.	3,092
6	EQT Corp.	351
424	Marathon Oil Corp.	7,171
83	Marathon Petroleum Corp.	5,443
39	Murphy Oil Corp.	1,202
6	Noble Energy, Inc.	166
44	ONEOK, Inc.	2,368
46	PBF Energy, Inc., Class A	1,645
87	QEP Resources, Inc. (a)	833
24	Valero Energy Corp.	2,197
61	Williams Cos., Inc. (The)	1,857
177	World Fuel Services Corp.	4,981
136	WPX Energy, Inc. (a)	1,918

		52,067

	Total Energy	55,880

	Financials — 13.1%
	Banks — 3.9%
29	Citizens Financial Group, Inc.	1,201
44	East West Bancorp, Inc.	2,646
179	KeyCorp	3,606
330	Popular, Inc., (Puerto Rico)	11,726
236	Regions Financial Corp.	4,080
17	SVB Financial Group (a)	3,927
169	Synovus Financial Corp.	8,097
47	Zions Bancorp	2,374

		37,657

	Capital Markets — 4.4%
10	Ameriprise Financial, Inc.	1,746
82	BGC Partners, Inc., Class A	1,237
324	LPL Financial Holdings, Inc.	18,488
121	MSCI, Inc.	15,362
57	Raymond James Financial, Inc.	5,108

		41,941

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Consumer Finance — 0.2%
14	Discover Financial Services	1,084
23	Synchrony Financial	900

		1,984

	Diversified Financial Services — 0.2%
33	Voya Financial, Inc.	1,637

	Insurance — 4.3%
50	American Financial Group, Inc.	5,470
4	American National Insurance Co.	487
12	Arch Capital Group Ltd. (a)	1,067
24	Aspen Insurance Holdings Ltd., (Bermuda)	978
24	Assurant, Inc.	2,435
36	Assured Guaranty Ltd.	1,219
9	Everest Re Group Ltd.	1,881
133	First American Financial Corp.	7,476
77	FNF Group	3,019
52	Hanover Insurance Group, Inc. (The)	5,653
33	Hartford Financial Services Group, Inc. (The)	1,852
22	Lincoln National Corp.	1,722
30	Principal Financial Group, Inc.	2,110
35	Progressive Corp. (The)	1,971
4	Torchmark Corp.	383
62	Unum Group	3,409
15	Validus Holdings Ltd.	709

		41,841

	Mortgage Real Estate Investment Trusts (REITs) — 0.1%
40	AGNC Investment Corp.	805
8	Chimera Investment Corp.	146

		951

	Total Financials	126,011

	Health Care — 9.9%
	Biotechnology — 2.0%
44	BioMarin Pharmaceutical, Inc. (a)	3,888
19	Bioverativ, Inc. (a)	1,003
41	Incyte Corp. (a)	3,864
37	Intercept Pharmaceuticals, Inc. (a)	2,173
51	Ionis Pharmaceuticals, Inc. (a)	2,545
59	Juno Therapeutics, Inc. (a)	2,692
41	TESARO, Inc. (a)	3,390

		19,555

	Health Care Equipment & Supplies — 3.4%
134	Hill-Rom Holdings, Inc.	11,261
153	Hologic, Inc. (a)	6,549
6	STERIS plc	499
9	Teleflex, Inc.	2,314
101	Zimmer Biomet Holdings, Inc.	12,164

		32,787

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 3.2%
134	AmerisourceBergen Corp.	12,295
39	Centene Corp. (a)	3,884
42	DaVita, Inc. (a)	2,998
266	Premier, Inc., Class A (a)	7,773
21	WellCare Health Plans, Inc. (a)	4,213

		31,163

	Life Sciences Tools & Services — 0.4%
49	Agilent Technologies, Inc.	3,261

	Pharmaceuticals — 0.9%
255	Endo International plc (a)	1,975
116	Mylan NV (a)	4,917
22	Perrigo Co. plc	1,952

		8,844

	Total Health Care	95,610

	Industrials — 17.4%
	Aerospace & Defense — 3.8%
100	HEICO Corp., Class A	7,865
78	Huntington Ingalls Industries, Inc.	18,271
27	L3 Technologies, Inc.	5,342
54	Spirit AeroSystems Holdings, Inc., Class A	4,746

		36,224

	Airlines — 1.4%
99	Copa Holdings SA, (Panama), Class A	13,258

	Building Products — 0.6%
67	Owens Corning	6,188

	Commercial Services & Supplies — 0.7%
99	KAR Auction Services, Inc.	5,011
30	Stericycle, Inc. (a)	2,060

		7,071

	Construction & Engineering — 2.2%
23	Fluor Corp.	1,193
302	Jacobs Engineering Group, Inc.	19,913

		21,106

	Electrical Equipment — 0.4%
56	Regal Beloit Corp.	4,267

	Machinery — 5.4%
106	Crane Co.	9,448
140	Gardner Denver Holdings, Inc. (a)	4,737
161	Ingersoll-Rand plc	14,351
49	Parker-Hannifin Corp.	9,769
93	WABCO Holdings, Inc. (a)	13,317

		51,622

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Professional Services — 2.7%
153	ManpowerGroup, Inc.	19,232
122	TransUnion (a)	6,699

		25,931

	Road & Rail — 0.2%
19	Landstar System, Inc.	1,947

	Total Industrials	167,614

	Information Technology — 16.4%
	Communications Equipment — 1.4%
432	ARRIS International plc (a)	11,096
16	F5 Networks, Inc. (a)	2,047

		13,143

	Internet Software & Services — 0.2%
93	Twitter, Inc. (a)	2,242

	IT Services — 4.3%
24	Black Knight, Inc. (a)	1,043
186	DXC Technology Co.	17,623
40	Fidelity National Information Services, Inc.	3,726
80	Square, Inc., Class A (a)	2,760
85	Total System Services, Inc.	6,730
129	Vantiv, Inc., Class A (a)	9,503

		41,385

	Semiconductors & Semiconductor Equipment — 3.5%
7	First Solar, Inc. (a)	500
37	KLA-Tencor Corp.	3,877
36	Lam Research Corp.	6,627
715	Marvell Technology Group Ltd., (Bermuda)	15,340
371	ON Semiconductor Corp. (a)	7,762

		34,106

	Software — 3.6%
52	Activision Blizzard, Inc.	3,267
243	CA, Inc.	8,084
87	Citrix Systems, Inc. (a)	7,682
141	Nuance Communications, Inc. (a)	2,309
21	Tableau Software, Inc., Class A (a)	1,433
65	Take-Two Interactive Software, Inc. (a)	7,103
1,173	Zynga, Inc., Class A (a)	4,690

		34,568

	Technology Hardware, Storage & Peripherals — 3.4%
119	NCR Corp. (a)	4,048
115	Western Digital Corp.	9,122
673	Xerox Corp.	19,613

		32,783

	Total Information Technology	158,227

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 5.9%
	Chemicals — 1.9%
207	Cabot Corp.	12,755
170	Huntsman Corp.	5,673

		18,428

	Containers & Packaging — 2.4%
47	Avery Dennison Corp.	5,341
259	Berry Global Group, Inc. (a)	15,178
50	International Paper Co.	2,891

		23,410

	Metals & Mining — 1.6%
24	Alcoa Corp. (a)	1,282
109	Freeport-McMoRan, Inc. (a)	2,057
12	Newmont Mining Corp.	450
14	Reliance Steel & Aluminum Co.	1,167
246	Steel Dynamics, Inc.	10,593

		15,549

	Total Materials	57,387

	Real Estate — 9.5%
	Equity Real Estate Investment Trusts (REITs) — 9.2%
12	Alexandria Real Estate Equities, Inc.	1,606
45	American Campus Communities, Inc.	1,834
105	American Homes 4 Rent, Class A	2,289
10	Apartment Investment & Management Co., Class A	433
288	Apple Hospitality REIT, Inc.	5,654
79	Brixmor Property Group, Inc.	1,474
192	CoreCivic, Inc.	4,320
123	Corporate Office Properties Trust	3,583
14	Crown Castle International Corp.	1,543
40	CyrusOne, Inc.	2,393
5	DCT Industrial Trust, Inc.	276
19	Digital Realty Trust, Inc.	2,198
23	Douglas Emmett, Inc.	924
36	Equinix, Inc.	16,226
167	Equity Commonwealth (a)	5,085
33	Equity LifeStyle Properties, Inc.	2,973
121	Invitation Homes, Inc.	2,845
32	Liberty Property Trust	1,359
39	Mid-America Apartment Communities, Inc.	3,908
115	Prologis, Inc.	7,412
31	Regency Centers Corp.	2,165
103	Retail Properties of America, Inc., Class A	1,384
48	SBA Communications Corp. (a)	7,874
2	SL Green Realty Corp.	222

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
31	Sun Communities, Inc.	2,830
10	Vornado Realty Trust	782
137	Weyerhaeuser Co.	4,817

		88,409

	Real Estate Management & Development — 0.3%
78	CBRE Group, Inc., Class A (a)	3,395

	Total Real Estate	91,804

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.4%
250	CenturyLink, Inc.	4,162

	Utilities — 5.6%
	Electric Utilities — 1.6%
79	Edison International	5,015
49	Entergy Corp.	4,004
163	FirstEnergy Corp.	5,003
46	Great Plains Energy, Inc.	1,470
5	Pinnacle West Capital Corp.	452

		15,944

	Gas Utilities — 0.9%
23	National Fuel Gas Co.	1,268
162	UGI Corp.	7,604

		8,872

	Independent Power and Renewable Electricity Producers — 1.8%
469	NRG Energy, Inc.	13,354
213	Vistra Energy Corp. (a)	3,897

		17,251

	Multi-Utilities — 1.3%
33	Ameren Corp.	1,917
85	CenterPoint Energy, Inc.	2,396
79	CMS Energy Corp.	3,751

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — continued
21	Consolidated Edison, Inc.	1,810
13	DTE Energy Co.	1,423
33	MDU Resources Group, Inc.	882

		12,179

	Total Utilities	54,246

	Total Common Stocks (Cost $729,249)	954,624

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
121	Safeway, Inc. Casa Ley CVR, expiring 01/30/2018 (a) (bb)	8
121	Safeway, Inc. PDC CVR (a) (bb)	4

	Total Rights (Cost $—)	12

SHARES
Short-Term Investment — 1.0%
	Investment Company — 1.0%
9,491	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $9,491)	9,491

	Total Investments — 99.9% (Cost $738,740)	964,127
	Other Assets in Excess of Liabilities — 0.1%	982

	NET ASSETS — 100.0%	$965,109

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
S&P Midcap 400 E-Mini Index	33	03/2018	USD	$6,278	$50

					$50

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

JPMorgan Intrepid Sustainable Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.5%
	Consumer Discretionary — 13.5%
	Hotels, Restaurants & Leisure — 0.8%
3	Dunkin’ Brands Group, Inc.	163

	Media — 4.5%
5	Comcast Corp., Class A	184
38	Sirius XM Holdings, Inc.	204
3	Time Warner, Inc.	256
3	Walt Disney Co. (The)	299

		943

	Multiline Retail — 1.5%
5	Target Corp.	308

	Specialty Retail — 5.1%
3	Home Depot, Inc. (The)	530
6	Lowe’s Cos., Inc.	523

		1,053

	Textiles, Apparel & Luxury Goods — 1.6%
2	PVH Corp.	333

	Total Consumer Discretionary	2,800

	Consumer Staples — 8.5%
	Beverages — 3.7%
3	Dr Pepper Snapple Group, Inc.	262
4	PepsiCo, Inc.	495

		757

	Food & Staples Retailing — 2.2%
6	Walgreens Boots Alliance, Inc.	466

	Household Products — 1.8%
4	Procter & Gamble Co. (The)	372

	Tobacco — 0.8%
2	Philip Morris International, Inc.	169

	Total Consumer Staples	1,764

	Energy — 5.8%
	Energy Equipment & Services — 3.3%
5	Baker Hughes a GE Co.	150
2	Halliburton Co.	117
5	National Oilwell Varco, Inc.	185
3	Schlumberger Ltd.	217

		669

	Oil, Gas & Consumable Fuels — 2.5%
3	Exxon Mobil Corp.	280
3	Valero Energy Corp.	244

		524

	Total Energy	1,193

SHARES		SECURITY DESCRIPTION	VALUE($)

		Financials — 17.1%
		Banks — 9.9%
16		Bank of America Corp.	484
11		Citigroup, Inc.	809
3		PNC Financial Services Group, Inc. (The)	447
5		Wells Fargo & Co.	299

			2,039

		Capital Markets — 2.8%
5		Bank of New York Mellon Corp. (The)	252
1		MSCI, Inc.	130
2		Northern Trust Corp.	207

			589

		Consumer Finance — 1.0%
2		American Express Co.	201

		Insurance — 3.4%
3		Allstate Corp. (The)	270
4		Hartford Financial Services Group, Inc. (The)	219
2		Travelers Cos., Inc. (The)	217

			706

		Total Financials	3,535

		Health Care — 13.2%
		Biotechnology — 6.1%
2		Amgen, Inc.	343
1		Biogen, Inc. (a)	311
—	(h)	Bioverativ, Inc. (a)	17
2		Celgene Corp. (a)	188
6		Gilead Sciences, Inc.	405

			1,264

		Health Care Equipment & Supplies — 0.9%
1		Becton Dickinson and Co.	193

		Health Care Providers & Services — 4.7%
1		Anthem, Inc.	298
1		Cigna Corp.	223
2		Humana, Inc.	447

			968

		Life Sciences Tools & Services — 0.8%
1		Waters Corp. (a)	174

		Pharmaceuticals — 0.7%
2		Bristol-Myers Squibb Co.	135

		Total Health Care	2,734

		Industrials — 7.9%
		Aerospace & Defense — 1.8%
1		Raytheon Co.	202

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Sustainable Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Aerospace & Defense — continued
1	United Technologies Corp.	175

		377

	Airlines — 2.6%
5	Delta Air Lines, Inc.	262
4	Southwest Airlines Co.	270

		532

	Machinery — 0.8%
1	Cummins, Inc.	164

	Professional Services — 1.0%
2	ManpowerGroup, Inc.	205

	Road & Rail — 0.7%
3	CSX Corp.	150

	Trading Companies & Distributors — 1.0%
1	United Rentals, Inc. (a)	219

	Total Industrials	1,647

	Information Technology — 23.6%
	Communications Equipment — 0.8%
5	Cisco Systems, Inc.	174

	IT Services — 5.0%
2	Accenture plc, Class A	276
3	DXC Technology Co.	244
1	Mastercard, Inc., Class A	166
3	Visa, Inc., Class A	342

		1,028

	Semiconductors & Semiconductor Equipment — 1.9%
2	Lam Research Corp.	308
1	QUALCOMM, Inc.	85

		393

	Software — 8.6%
3	Autodesk, Inc. (a)	312
13	Microsoft Corp.	1,101
8	Oracle Corp.	376

		1,789

	Technology Hardware, Storage & Peripherals — 7.3%
7	Apple, Inc.	1,244
9	Hewlett Packard Enterprise Co.	135
6	HP, Inc.	125

		1,504

	Total Information Technology	4,888

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 1.7%
	Chemicals — 1.7%
3	DowDuPont, Inc.	212
1	International Flavors & Fragrances, Inc.	145

	Total Materials	357

	Real Estate — 0.8%
	Equity Real Estate Investment Trusts (REITs) — 0.8%
2	Prologis, Inc.	158

	Telecommunication Services — 2.8%
	Diversified Telecommunication Services — 2.8%
7	CenturyLink, Inc.	112
9	Verizon Communications, Inc.	458

	Total Telecommunication Services	570

	Utilities — 2.6%
	Electric Utilities — 1.6%
2	NextEra Energy, Inc.	246
2	Portland General Electric Co.	88

		334

	Multi-Utilities — 1.0%
3	WEC Energy Group, Inc.	207

	Total Utilities	541

	Total Common Stocks (Cost $14,859)	20,187

Short-Term Investment — 2.4%
	Investment Company — 2.4%
493	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $493)	493

	Total Investments — 99.9% (Cost $15,352)	20,680
	Other Assets in Excess of Liabilities — 0.1%	22

	NET ASSETS — 100.0%	$20,702

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.9%
	Consumer Discretionary — 9.3%
	Automobiles — 1.1%
295	General Motors Co.	12,104

	Hotels, Restaurants & Leisure — 0.4%
43	Wyndham Worldwide Corp.	4,925

	Household Durables — 0.9%
192	Toll Brothers, Inc.	9,225

	Media — 4.5%
43	CBS Corp. (Non-Voting), Class B	2,508
38	Charter Communications, Inc., Class A (a)	12,632
338	Comcast Corp., Class A	13,525
15	Madison Square Garden Co. (The), Class A (a)	3,078
1,509	Sirius XM Holdings, Inc.	8,088
74	Walt Disney Co. (The)	7,966

		47,797

	Specialty Retail — 1.9%
138	Best Buy Co., Inc.	9,456
60	Burlington Stores, Inc. (a)	7,419
32	Tiffany & Co.	3,305

		20,180

	Textiles, Apparel & Luxury Goods — 0.5%
23	Michael Kors Holdings Ltd. (a)	1,416
31	PVH Corp.	4,295

		5,711

	Total Consumer Discretionary	99,942

	Consumer Staples — 7.9%
	Beverages — 0.2%
18	PepsiCo, Inc.	2,099

	Food & Staples Retailing — 2.6%
59	CVS Health Corp.	4,256
24	Walgreens Boots Alliance, Inc.	1,764
226	Wal-Mart Stores, Inc.	22,288

		28,308

	Food Products — 3.1%
187	Archer-Daniels-Midland Co.	7,499
195	Conagra Brands, Inc.	7,361
240	Pilgrim’s Pride Corp. (a)	7,445
129	Tyson Foods, Inc., Class A	10,442

		32,747

	Household Products — 1.2%
146	Energizer Holdings, Inc.	7,005
61	Procter & Gamble Co. (The)	5,577

		12,582

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.8%
124	Nu Skin Enterprises, Inc., Class A	8,440

	Total Consumer Staples	84,176

	Energy — 10.8%
	Energy Equipment & Services — 2.0%
186	Baker Hughes a GE Co.	5,869
158	Halliburton Co.	7,712
231	TechnipFMC plc, (United Kingdom)	7,217

		20,798

	Oil, Gas & Consumable Fuels — 8.8%
80	Andeavor	9,170
58	Chevron Corp.	7,205
196	ConocoPhillips	10,753
228	Devon Energy Corp.	9,439
56	Exxon Mobil Corp.	4,709
193	HollyFrontier Corp.	9,906
82	Marathon Oil Corp.	1,383
185	Marathon Petroleum Corp.	12,233
64	Occidental Petroleum Corp.	4,744
273	Valero Energy Corp.	25,054

		94,596

	Total Energy	115,394

	Financials — 27.4%
	Banks — 13.3%
1,469	Bank of America Corp.	43,354
163	CIT Group, Inc.	8,015
500	Citigroup, Inc.	37,196
53	Comerica, Inc.	4,601
184	PNC Financial Services Group, Inc. (The)	26,604
369	Regions Financial Corp.	6,375
169	Synovus Financial Corp.	8,111
136	Wells Fargo & Co.	8,275

		142,531

	Capital Markets — 4.2%
57	Ameriprise Financial, Inc.	9,711
43	Goldman Sachs Group, Inc. (The)	10,891
252	Morgan Stanley	13,196
67	MSCI, Inc.	8,478
16	S&P Global, Inc.	2,778

		45,054

	Consumer Finance — 1.0%
11	Capital One Financial Corp.	1,055
124	Discover Financial Services	9,515

		10,570

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — 7.5%
180	Allstate Corp. (The)	18,858
193	Assured Guaranty Ltd.	6,523
33	Everest Re Group Ltd.	7,324
104	Lincoln National Corp.	8,025
51	MetLife, Inc.	2,589
198	Progressive Corp. (The)	11,129
63	Prudential Financial, Inc.	7,290
47	RenaissanceRe Holdings Ltd., (Bermuda)	5,953
70	Torchmark Corp.	6,341
39	Willis Towers Watson plc	5,937

		79,969

	Mortgage Real Estate Investment Trusts (REITs) — 1.4%
138	AGNC Investment Corp.	2,776
427	Chimera Investment Corp.	7,884
256	Two Harbors Investment Corp.	4,155

		14,815

	Total Financials	292,939

	Health Care — 13.4%
	Biotechnology — 4.4%
107	AbbVie, Inc.	10,338
114	Amgen, Inc.	19,755
234	Gilead Sciences, Inc.	16,764

		46,857

	Health Care Equipment & Supplies — 0.4%
61	Baxter International, Inc.	3,943

	Health Care Providers & Services — 6.3%
61	Anthem, Inc.	13,793
70	Centene Corp. (a)	7,092
172	Express Scripts Holding Co. (a)	12,868
80	Humana, Inc.	19,820
33	McKesson Corp.	5,084
46	WellCare Health Plans, Inc. (a)	9,231

		67,888

	Pharmaceuticals — 2.3%
59	Allergan plc	9,602
418	Pfizer, Inc.	15,123

		24,725

	Total Health Care	143,413

	Industrials — 8.7%
	Aerospace & Defense — 2.1%
70	Boeing Co. (The)	20,762

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
18	Spirit AeroSystems Holdings, Inc., Class A	1,605

		22,367

	Airlines — 1.8%
44	Copa Holdings SA, (Panama), Class A	5,926
237	Delta Air Lines, Inc.	13,283

		19,209

	Construction & Engineering — 0.2%
32	Jacobs Engineering Group, Inc.	2,091

	Electrical Equipment — 0.6%
36	Rockwell Automation, Inc.	6,970

	Machinery — 2.5%
108	Caterpillar, Inc.	17,066
43	Cummins, Inc.	7,649
16	Deere & Co.	2,551

		27,266

	Professional Services — 0.8%
66	ManpowerGroup, Inc.	8,348

	Trading Companies & Distributors — 0.7%
42	United Rentals, Inc. (a)	7,289

	Total Industrials	93,540

	Information Technology — 9.2%
	Internet Software & Services — 0.3%
27	VeriSign, Inc. (a)	3,078

	IT Services — 0.8%
84	DXC Technology Co.	8,010

	Semiconductors & Semiconductor Equipment — 3.1%
350	Applied Materials, Inc.	17,872
66	First Solar, Inc. (a)	4,483
30	Lam Research Corp.	5,522
19	Skyworks Solutions, Inc.	1,842
87	Teradyne, Inc.	3,622

		33,341

	Software — 1.8%
196	Cadence Design Systems, Inc. (a)	8,205
33	Electronic Arts, Inc. (a)	3,414
9	Take-Two Interactive Software, Inc. (a)	1,021
54	VMware, Inc., Class A (a)	6,805

		19,445

	Technology Hardware, Storage & Peripherals — 3.2%
31	Apple, Inc.	5,297
965	HP, Inc.	20,264

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Technology Hardware, Storage & Peripherals — continued
97	NetApp, Inc.	5,388
47	Western Digital Corp.	3,738

		34,687

	Total Information Technology	98,561

	Materials — 2.8%
	Chemicals — 1.0%
34	Cabot Corp.	2,119
270	Huntsman Corp.	8,978

		11,097

	Containers & Packaging — 0.5%
41	Packaging Corp. of America	4,918

	Metals & Mining — 1.3%
65	Alcoa Corp. (a)	3,502
42	Newmont Mining Corp.	1,587
208	Steel Dynamics, Inc.	8,988

		14,077

	Total Materials	30,092

	Real Estate — 3.1%
	Equity Real Estate Investment Trusts (REITs) — 2.5%
400	Brandywine Realty Trust	7,274
235	Equity Commonwealth (a)	7,157
121	GEO Group, Inc. (The)	2,851
101	Hospitality Properties Trust	3,012
334	Piedmont Office Realty Trust, Inc., Class A	6,546

		26,840

	Real Estate Management & Development — 0.6%
71	CBRE Group, Inc., Class A (a)	3,069
125	Realogy Holdings Corp.	3,299

		6,368

	Total Real Estate	33,208

	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
22	AT&T, Inc.	840

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 5.2%
	Electric Utilities — 2.3%
11	Edison International	702
156	Exelon Corp.	6,148
62	NextEra Energy, Inc.	9,684
174	Portland General Electric Co.	7,926

		24,460

	Gas Utilities — 0.1%
24	UGI Corp.	1,129

	Independent Power and Renewable Electricity Producers — 1.4%
685	AES Corp.	7,416
283	NRG Energy, Inc.	8,071

		15,487

	Multi-Utilities — 1.4%
298	CenterPoint Energy, Inc.	8,440
231	MDU Resources Group, Inc.	6,212

		14,652

	Total Utilities	55,728

	Total Common Stocks (Cost $790,108)	1,047,833

Short-Term Investment — 2.1%
	Investment Company — 2.1%
22,120	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.14% (b) (l) (Cost $22,120)	22,120

	Total Investments — 100.0% (Cost $812,228)	1,069,953
	Liabilities in Excess of Other Assets — 0.0% (g)	(126)

	NET ASSETS — 100.0%	$1,069,827

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
S&P 500 E-Mini Index	171	03/2018	USD	$22,880	$107

					$107

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	27

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

CVR	— Contingent Value Rights
PDC	— Property Development Center
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of December 31, 2017.
(bb)	— Security has been valued using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid America Fund		Intrepid Growth Fund		Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$4,139,492		$1,115,262		$954,636
Investments in affiliates, at value	116,415		24,487		9,491
Cash	—		—		4
Deposits at broker for futures contracts	5,501		1,450		405
Receivables:
Investment securities sold	12,295		2,165		—
Fund shares sold	233		689		1,284
Dividends from non-affiliates	3,908		736		1,144
Dividends from affiliates	108		26		16

Total Assets	4,277,952		1,144,815		966,980

LIABILITIES:
Payables:
Due to custodian	—	(a)	—	(a)	—
Investment securities purchased	6,467		2,579		—
Fund shares redeemed	24,757		173		993
Variation margin on futures contracts	440		90		38
Accrued liabilities:
Investment advisory fees	1,117		306		464
Administration fees	75		—		23
Distribution fees	25		49		119
Service fees	36		89		139
Custodian and accounting fees	41		17		20
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	—
Audit fees	6		7		2
Printing and mailing cost	27		26		41
Registration fees	27		21		2
Other	24		20		30

Total Liabilities	33,042		3,377		1,871

Net Assets	$4,244,910		$1,141,438		$965,109

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid-in-Capital	$3,129,384	$766,610	$720,781
Accumulated undistributed (distributions in excess of) net investment income	(1,020)	(103)	(162)
Accumulated net realized gains (losses)	42,926	620	19,053
Net unrealized appreciation (depreciation)	1,073,620	374,311	225,437

Total Net Assets	$4,244,910	$1,141,438	$965,109

Net Assets:
Class A	$98,929	$111,011	$336,336
Class C	4,956	37,142	70,067
Class I	69,421	187,379	308,327
Class R2	2,406	5,895	—
Class R3	—	—	13,434
Class R4	—	—	116
Class R5	4,987	222,223	—
Class R6	4,064,211	577,788	236,829

Total	$4,244,910	$1,141,438	$965,109

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,479	1,988	14,916
Class C	125	676	3,670
Class I	1,692	3,307	12,978
Class R2	61	108	—
Class R3	—	—	597
Class R4	—	—	5
Class R5	122	3,972	—
Class R6	101,096	10,333	9,968

Net Asset Value (a):
Class A — Redemption price per share	$39.91	$55.84	$22.55
Class C — Offering price per share (b)	39.74	54.94	19.09
Class I — Offering and redemption price per share	41.01	56.66	23.76
Class R2 — Offering and redemption price per share	39.09	54.83	—
Class R3 — Offering and redemption price per share	—	—	22.49
Class R4 — Offering and redemption price per share	—	—	23.70
Class R5 — Offering and redemption price per share	40.88	55.94	—
Class R6 — Offering and redemption price per share	40.20	55.91	23.76
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$42.12	$58.93	$23.80

Cost of investments in non-affiliates	$3,066,448	$741,257	$729,249
Cost of investments in affiliates	116,415	24,487	9,491

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Sustainable Equity Fund	Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$20,187	$1,047,833
Investments in affiliates, at value	493	22,120
Deposits at broker for futures contracts	—	2,075
Receivables:
Investment securities sold	—	4,411
Fund shares sold	61	1,073
Dividends from non-affiliates	19	1,394
Dividends from affiliates	1	22
Due from adviser	2	—

Total Assets	20,763	1,078,928

LIABILITIES:
Payables:
Due to custodian	—	—	(a)
Investment securities purchased	—	4,584
Fund shares redeemed	8	3,422
Variation margin on futures contracts	—	85
Accrued liabilities:
Investment advisory fees	—	275
Administration fees	—	12
Distribution fees	5	47
Service fees	—	183
Custodian and accounting fees	8	20
Audit fees	6	3
Printing and mailing cost	4	145
Legal fees	11	—
Registration fees	17	38
Other	2	287

Total Liabilities	61	9,101

Net Assets	$20,702	$1,069,827

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Intrepid Sustainable Equity Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$15,059	$802,562
Accumulated undistributed (distributions in excess of) net investment income	(10)	(225)
Accumulated net realized gains (losses)	325	9,658
Net unrealized appreciation (depreciation)	5,328	257,832

Total Net Assets	$20,702	$1,069,827

Net Assets:
Class A	$9,274	$98,571
Class C	3,861	26,105
Class I	7,567	708,592
Class R2	—	20,941
Class R5	—	89,421
Class R6	—	126,197

Total	$20,702	$1,069,827

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	228	2,872
Class C	96	770
Class I	185	20,541
Class R2	—	615
Class R5	—	2,585
Class R6	—	3,648

Net Asset Value (a):
Class A — Redemption price per share	$40.76	$34.32
Class C — Offering price per share (b)	40.02	33.88
Class I — Offering and redemption price per share	40.98	34.50
Class R2 — Offering and redemption price per share	—	34.08
Class R5 — Offering and redemption price per share	—	34.59
Class R6 — Offering and redemption price per share	—	34.59
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$43.02	$36.22

Cost of investments in non-affiliates	$14,859	$790,108
Cost of investments in affiliates	493	22,120

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2017 (Unaudited)

(Amounts in thousands)

	Intrepid America Fund	Intrepid Growth Fund		Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$—	(a)	$—	(a)
Dividend income from non-affiliates	46,836	7,228		9,733
Dividend income from affiliates	464	146		84
Non-cash dividend income from non-affiliates	4,508	—		—

Total investment income	51,808	7,374		9,817

EXPENSES:
Investment advisory fees	8,528	2,768		3,000
Administration fees	1,736	451		376
Distribution fees:
Class A	112	124		398
Class C	33	156		292
Class R2	7	14		—
Class R3	—	—		15
Service fees:
Class A	112	124		398
Class C	11	52		97
Class I	145	229		388
Class R2	3	7		—
Class R3	—	—		15
Class R4	—	—		—	(a)
Class R5	3	105		—
Custodian and accounting fees	57	23		27
Professional fees	50	32		27
Trustees’ and Chief Compliance Officer’s fees	17	15		14
Printing and mailing costs	34	17		48
Registration and filing fees	55	51		62
Transfer agency fees (See Note 2.D.)	22	14		42
Other	31	11		12

Total expenses	10,956	4,193		5,211

Less fees waived	(1,194)	(1,237)		(636)
Less expense reimbursements	(4)	—		(2)

Net expenses	9,758	2,956		4,573

Net investment income (loss)	42,050	4,418		5,244

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	129,828	53,652		40,566
Futures contracts	8,631	2,798		747

Net realized gain (loss)	138,459	56,450		41,313

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	406,786	98,009		43,241
Futures contracts	623	378		36

Change in net unrealized appreciation/depreciation	407,409	98,387		43,277

Net realized/unrealized gains (losses)	545,868	154,837		84,590

Change in net assets resulting from operations	$587,918	$159,255		$89,834

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Intrepid Sustainable Equity Fund	Intrepid Value Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$1
Dividend income from non-affiliates	261	14,997
Dividend income from affiliates	2	99
Non-cash dividend income from non-affiliates	—	1,474

Total investment income	263	16,571

EXPENSES:
Investment advisory fees	49	2,223
Administration fees	8	453
Distribution fees:
Class A	11	116
Class C	18	125
Class R2	—	51
Service fees:
Class A	11	116
Class C	6	42
Class I	7	913
Class R2	—	25
Class R5	—	44
Custodian and accounting fees	11	24
Professional fees	34	32
Trustees’ and Chief Compliance Officer’s fees	13	15
Printing and mailing costs	5	75
Registration and filing fees	26	64
Transfer agency fees (See Note 2.D.)	3	34
Other	4	13

Total expenses	206	4,365

Less fees waived	(81)	(787)
Less expense reimbursements	(24)	—	(a)

Net expenses	101	3,578

Net investment income (loss)	162	12,993

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	858	61,421
Futures contracts	—	2,128

Net realized gain (loss)	858	63,549

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	891	52,190
Futures contracts	—	155

Change in net unrealized appreciation/depreciation	891	52,345

Net realized/unrealized gains (losses)	1,749	115,894

Change in net assets resulting from operations	$1,911	$128,887

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$42,050	$49,592	$4,418	$8,495
Net realized gain (loss)	138,459	384,294	56,450	94,266
Change in net unrealized appreciation/depreciation	407,409	169,242	98,387	93,909

Change in net assets resulting from operations	587,918	603,128	159,255	196,670

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,172)	(398)	(505)	(532)
From net realized gains	(9,595)	(1,471)	—	—
Class C
From net investment income	—	(34)	—	(40)
From net realized gains	(491)	(311)	—	—
Class I
From net investment income	(610)	(2,317)	(1,170)	(1,415)
From net realized gains	(6,861)	(5,697)	—	—
Class R2
From net investment income	(15)	(20)	(12)	(27)
From net realized gains	(242)	(104)	—	—
Class R5
From net investment income	(71)	(49)	(1,822)	(1,807)
From net realized gains	(468)	(100)	—	—
Class R6
From net investment income	(64,689)	(49,652)	(5,125)	(5,624)
From net realized gains	(402,574)	(94,209)	—	—

Total distributions to shareholders	(486,788)	(154,362)	(8,634)	(9,445)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	60,923	(32,461)	(28,306)	(156,325)

NET ASSETS:
Change in net assets	162,053	416,305	122,315	30,900
Beginning of period	4,082,857	3,666,552	1,019,123	988,223

End of period	$4,244,910	$4,082,857	$1,141,438	$1,019,123

Accumulated undistributed (distributions in excess of) net investment income	$(1,020)	$23,487	$(103)	$4,113

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Intrepid Mid Cap Fund		Intrepid Sustainable Equity Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,244	$5,449	$162	$129
Net realized gain (loss)	41,313	67,839	858	2,415
Change in net unrealized appreciation/depreciation	43,277	61,410	891	662

Change in net assets resulting from operations	89,834	134,698	1,911	3,206

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,004)	(1,163)	(109)	(79)
From net realized gains	(23,010)	(64)	(484)	—
Class C
From net investment income	(32)	(111)	(18)	(21)
From net realized gains	(5,654)	(20)	(208)	—
Class I
From net investment income	(2,355)	(1,250)	(102)	(47)
From net realized gains	(20,208)	(51)	(379)	—
Class R3 (a)
From net investment income	(103)	— (b)	—	—
From net realized gains	(935)	— (b)	—	—
Class R4 (a)
From net investment income	(1)	— (b)	—	—
From net realized gains	(8)	— (b)	—	—
Class R6
From net investment income	(2,366)	(1,834)	—	—
From net realized gains	(14,905)	(59)	—	—

Total distributions to shareholders	(71,581)	(4,552)	(1,300)	(147)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	57,117	(205,002)	2,047	(4,054)

NET ASSETS:
Change in net assets	75,370	(74,856)	2,658	(995)
Beginning of period	889,739	964,595	18,044	19,039

End of period	$965,109	$889,739	$20,702	$18,044

Accumulated undistributed (distributions in excess of) net investment income	$(162)	$1,455	$(10)	$57

(a)	Commencement of offering of class of shares effective September 9, 2016 for Intrepid Mid Cap Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,993	$20,561
Net realized gain (loss)	63,549	154,933
Change in net unrealized appreciation/depreciation	52,345	21,719

Change in net assets resulting from operations	128,887	197,213

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,149)	(1,822)
From net realized gains	(13,008)	(976)
Class C
From net investment income	(310)	(427)
From net realized gains	(3,459)	(328)
Class I
From net investment income	(8,988)	(14,704)
From net realized gains	(91,343)	(6,865)
Class R2
From net investment income	(221)	(251)
From net realized gains	(2,692)	(158)
Class R5
From net investment income	(1,249)	(1,707)
From net realized gains	(11,535)	(727)
Class R6
From net investment income	(2,286)	(1,965)
From net realized gains	(21,060)	(845)

Total distributions to shareholders	(157,300)	(30,775)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(134,604)	(630,829)

NET ASSETS:
Change in net assets	(163,017)	(464,391)
Beginning of period	1,232,844	1,697,235

End of period	$1,069,827	$1,232,844

Accumulated undistributed (distributions in excess of) net investment income	$(225)	$985

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,628	$5,999	$17,421	$27,666
Distributions reinvested	10,595	1,826	308	357
Cost of shares redeemed	(13,076)	(21,894)	(10,810)	(45,136)

Change in net assets resulting from Class A capital transactions	$48,147	$(14,069)	$6,919	$(17,113)

Class C
Proceeds from shares issued	$67	$430	$2,993	$4,411
Distributions reinvested	458	319	—	29
Cost of shares redeemed	(6,485)	(4,382)	(14,542)	(18,954)

Change in net assets resulting from Class C capital transactions	$(5,960)	$(3,633)	$(11,549)	$(14,514)

Class I
Proceeds from shares issued	$14,518	$34,005	$10,164	$46,031
Distributions reinvested	7,177	1,830	1,069	1,050
Cost of shares redeemed	(174,969)	(93,190)	(32,317)	(46,388)

Change in net assets resulting from Class I capital transactions	$(153,274)	$(57,355)	$(21,084)	$693

Class R2
Proceeds from shares issued	$298	$786	$1,146	$1,831
Distributions reinvested	91	61	3	6
Cost of shares redeemed	(1,470)	(2,478)	(1,306)	(1,672)

Change in net assets resulting from Class R2 capital transactions	$(1,081)	$(1,631)	$(157)	$165

Class R5
Proceeds from shares issued	$420	$1,408	$14,287	$26,918
Distributions reinvested	334	80	1,534	1,528
Cost of shares redeemed	(567)	(1,205)	(14,040)	(75,964)

Change in net assets resulting from Class R5 capital transactions	$187	$283	$1,781	$(47,518)

Class R6
Proceeds from shares issued	$187,841	$168,666	$71,102	$17,417
Distributions reinvested	467,260	143,577	5,125	5,624
Cost of shares redeemed	(482,197)	(268,299)	(80,443)	(101,079)

Change in net assets resulting from Class R6 capital transactions	$172,904	$43,944	$(4,216)	$(78,038)

Total change in net assets resulting from capital transactions	$60,923	$(32,461)	$(28,306)	$(156,325)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	1,250	163	324	630
Reinvested	265	49	6	8
Redeemed	(311)	(586)	(207)	(1,016)

Change in Class A Shares	1,204	(374)	123	(378)

Class C
Issued	2	11	57	101
Reinvested	12	9	—	1
Redeemed	(156)	(120)	(278)	(434)

Change in Class C Shares	(142)	(100)	(221)	(332)

Class I
Issued	344	897	191	1,020
Reinvested	175	48	19	24
Redeemed	(4,242)	(2,482)	(618)	(1,023)

Change in Class I Shares	(3,723)	(1,537)	(408)	21

Class R2
Issued	7	21	22	43
Reinvested	2	2	— (a)	— (a)
Redeemed	(37)	(69)	(25)	(38)

Change in Class R2 Shares	(28)	(46)	(3)	5

Class R5
Issued	11	37	270	602
Reinvested	8	2	27	35
Redeemed	(14)	(32)	(266)	(1,762)

Change in Class R5 Shares	5	7	31	(1,125)

Class R6
Issued	4,591	4,471	1,392	367
Reinvested	11,580	3,844	91	129
Redeemed	(11,643)	(7,129)	(1,509)	(2,190)

Change in Class R6 Shares	4,528	1,186	(26)	(1,694)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Intrepid Mid Cap Fund		Intrepid Sustainable Equity Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$43,710	$81,290	$1,660	$997
Distributions reinvested	22,481	1,110	573	79
Cost of shares redeemed	(40,608)	(131,036)	(1,167)	(3,288)

Change in net assets resulting from Class A capital transactions	$25,583	$(48,636)	$1,066	$(2,212)

Class C
Proceeds from shares issued	$3,493	$14,601	$93	$287
Distributions reinvested	4,798	103	209	21
Cost of shares redeemed	(21,470)	(33,172)	(1,731)	(2,328)

Change in net assets resulting from Class C capital transactions	$(13,179)	$(18,468)	$(1,429)	$(2,020)

Class I
Proceeds from shares issued	$31,427	$143,668	$2,494	$1,296
Distributions reinvested	19,557	1,101	463	31
Cost of shares redeemed	(60,690)	(130,084)	(547)	(1,149)

Change in net assets resulting from Class I capital transactions	$(9,706)	$14,685	$2,410	$178

Class R3 (a)
Proceeds from shares issued	$4,777	$9,663	$—	$—
Distributions reinvested	990	— (b)	—	—
Cost of shares redeemed	(1,301)	(869)	—	—

Change in net assets resulting from Class R3 capital transactions	$4,466	$8,794	$—	$—

Class R4 (a)
Proceeds from shares issued	$85	$20	$—	$—
Distributions reinvested	8	— (b)	—	—

Change in net assets resulting from Class R4 capital transactions	$93	$20	$—	$—

Class R6
Proceeds from shares issued	$49,654	$12,224	$—	$—
Distributions reinvested	17,215	1,889	—	—
Cost of shares redeemed	(17,009)	(175,510)	—	—

Change in net assets resulting from Class R6 capital transactions	$49,860	$(161,397)	$—	$—

Total change in net assets resulting from capital transactions	$57,117	$(205,002)	$2,047	$(4,054)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Intrepid Mid Cap Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Mid Cap Fund		Intrepid Sustainable Equity Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	1,898	3,903	40	27
Reinvested	1,000	53	14	2
Redeemed	(1,774)	(6,167)	(28)	(91)

Change in Class A Shares	1,124	(2,211)	26	(62)

Class C
Issued	180	814	2	8
Reinvested	253	6	5	1
Redeemed	(1,088)	(1,823)	(43)	(66)

Change in Class C Shares	(655)	(1,003)	(36)	(57)

Class I
Issued	1,309	6,474	60	34
Reinvested	824	50	11	1
Redeemed	(2,519)	(5,834)	(13)	(32)

Change in Class I Shares	(386)	690	58	3

Class R3 (a)
Issued	209	441	—	—
Reinvested	44	— (b)	—	—
Redeemed	(57)	(40)	—	—

Change in Class R3 Shares	196	401	—	—

Class R4 (a)
Issued	4	1	—	—
Reinvested	— (b)	— (b)	—	—

Change in Class R4 Shares	4	1	—	—

Class R6
Issued	2,039	548	—	—
Reinvested	724	87	—	—
Redeemed	(704)	(7,657)	—	—

Change in Class R6 Shares	2,059	(7,022)	—	—

(a)	Commencement of offering of class of shares effective September 9, 2016 for Intrepid Mid Cap Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Intrepid Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,185	$20,073
Distributions reinvested	13,187	2,584
Cost of shares redeemed	(22,487)	(186,659)

Change in net assets resulting from Class A capital transactions	$5,885	$(164,002)

Class C
Proceeds from shares issued	$1,053	$1,926
Distributions reinvested	3,586	698
Cost of shares redeemed	(14,347)	(14,665)

Change in net assets resulting from Class C capital transactions	$(9,708)	$(12,041)

Class I
Proceeds from shares issued	$66,812	$206,583
Distributions reinvested	98,936	19,832
Cost of shares redeemed	(325,856)	(678,570)

Change in net assets resulting from Class I capital transactions	$(160,108)	$(452,155)

Class R2
Proceeds from shares issued	$3,179	$6,817
Distributions reinvested	2,525	347
Cost of shares redeemed	(3,871)	(7,671)

Change in net assets resulting from Class R2 capital transactions	$1,833	$(507)

Class R5
Proceeds from shares issued	$5,889	$14,877
Distributions reinvested	12,784	2,434
Cost of shares redeemed	(13,067)	(28,444)

Change in net assets resulting from Class R5 capital transactions	$5,606	$(11,133)

Class R6
Proceeds from shares issued	$51,746	$34,643
Distributions reinvested	22,951	2,810
Cost of shares redeemed	(52,809)	(28,444)

Change in net assets resulting from Class R6 capital transactions	$21,888	$9,009

Total change in net assets resulting from capital transactions	$(134,604)	$(630,829)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	408	602
Reinvested	385	76
Redeemed	(619)	(5,697)

Change in Class A Shares	174	(5,019)

Class C
Issued	30	57
Reinvested	106	21
Redeemed	(390)	(440)

Change in Class C Shares	(254)	(362)

Class I
Issued	1,816	6,068
Reinvested	2,872	576
Redeemed	(8,990)	(20,858)

Change in Class I Shares	(4,302)	(14,214)

Class R2
Issued	89	203
Reinvested	74	10
Redeemed	(106)	(226)

Change in Class R2 Shares	57	(13)

Class R5
Issued	158	438
Reinvested	370	71
Redeemed	(351)	(826)

Change in Class R5 Shares	177	(317)

Class R6
Issued	1,445	1,044
Reinvested	665	81
Redeemed	(1,495)	(837)

Change in Class R6 Shares	615	288

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$39.06	$0.28	$5.35	$5.63	$(0.48)	$(4.30)	$(4.78)
Year Ended June 30, 2017	34.75	0.28	5.30	5.58	(0.27)	(1.00)	(1.27)
Year Ended June 30, 2016	38.08	0.34	(1.15)	(0.81)	(0.27)	(2.25)	(2.52)
Year Ended June 30, 2015	37.28	0.44	2.57	3.01	(0.38)	(1.83)	(2.21)
Year Ended June 30, 2014	29.76	0.30	7.49	7.79	(0.27)	—	(0.27)
Year Ended June 30, 2013	24.68	0.34	5.15	5.49	(0.41)	—	(0.41)

Class C
Six Months Ended December 31, 2017 (Unaudited)	38.59	0.19	5.26	5.45	—	(4.30)	(4.30)
Year Ended June 30, 2017	34.37	0.09	5.24	5.33	(0.11)	(1.00)	(1.11)
Year Ended June 30, 2016	37.74	0.18	(1.15)	(0.97)	(0.15)	(2.25)	(2.40)
Year Ended June 30, 2015	36.99	0.22	2.57	2.79	(0.21)	(1.83)	(2.04)
Year Ended June 30, 2014	29.53	0.13	7.42	7.55	(0.09)	—	(0.09)
Year Ended June 30, 2013	24.48	0.20	5.12	5.32	(0.27)	—	(0.27)

Class I
Six Months Ended December 31, 2017 (Unaudited)	39.87	0.44	5.36	5.80	(0.36)	(4.30)	(4.66)
Year Ended June 30, 2017	35.48	0.39	5.41	5.80	(0.41)	(1.00)	(1.41)
Year Ended June 30, 2016	38.49	0.39	(1.09)	(0.70)	(0.06)	(2.25)	(2.31)
Year Ended June 30, 2015	37.61	0.53	2.61	3.14	(0.43)	(1.83)	(2.26)
Year Ended June 30, 2014	30.00	0.38	7.56	7.94	(0.33)	—	(0.33)
Year Ended June 30, 2013	24.88	0.41	5.20	5.61	(0.49)	—	(0.49)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	38.18	0.27	5.18	5.45	(0.24)	(4.30)	(4.54)
Year Ended June 30, 2017	34.01	0.19	5.17	5.36	(0.19)	(1.00)	(1.19)
Year Ended June 30, 2016	37.45	0.27	(1.15)	(0.88)	(0.31)	(2.25)	(2.56)
Year Ended June 30, 2015	36.82	0.33	2.55	2.88	(0.42)	(1.83)	(2.25)
Year Ended June 30, 2014	29.43	0.21	7.40	7.61	(0.22)	—	(0.22)
Year Ended June 30, 2013	24.43	0.26	5.11	5.37	(0.37)	—	(0.37)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	39.91	0.40	5.46	5.86	(0.59)	(4.30)	(4.89)
Year Ended June 30, 2017	35.53	0.46	5.40	5.86	(0.48)	(1.00)	(1.48)
Year Ended June 30, 2016	38.41	0.41	(1.04)	(0.63)	—	(2.25)	(2.25)
Year Ended June 30, 2015	37.54	0.60	2.61	3.21	(0.51)	(1.83)	(2.34)
Year Ended June 30, 2014	29.94	0.46	7.54	8.00	(0.40)	—	(0.40)
Year Ended June 30, 2013	24.84	0.46	5.19	5.65	(0.55)	—	(0.55)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	39.34	0.41	5.38	5.79	(0.63)	(4.30)	(4.93)
Year Ended June 30, 2017	35.03	0.49	5.33	5.82	(0.51)	(1.00)	(1.51)
November 2, 2015 (f) through June 30, 2016	39.15	0.41	(1.77)	(1.36)	(0.51)	(2.25)	(2.76)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$39.91	14.52%	$98,929	0.94%	1.33%	1.00%	33%
39.06	16.27	49,774	1.03	0.76	1.08	95
34.75	(2.08)	57,303	1.04	0.96	1.15	70
38.08	8.27	184,225	1.03	1.16	1.11	49
37.28	26.26	97,155	1.04	0.90	1.05	67
29.76	22.48	87,954	1.24	1.25	1.26	68

39.74	14.24	4,956	1.47	0.92	1.51	33
38.59	15.69	10,306	1.53	0.25	1.57	95
34.37	(2.55)	12,599	1.54	0.50	1.62	70
37.74	7.72	14,978	1.53	0.58	1.56	49
36.99	25.62	8,774	1.54	0.39	1.55	67
29.53	21.90	7,336	1.74	0.75	1.76	68

41.01	14.67	69,421	0.71	2.12	0.75	33
39.87	16.58	215,888	0.76	1.03	0.77	95
35.48	(1.77)	246,679	0.74	1.04	0.75	70
38.49	8.56	1,492,209	0.75	1.37	0.76	49
37.61	26.56	1,514,180	0.79	1.14	0.80	67
30.00	22.83	1,391,748	0.99	1.50	1.02	68

39.09	14.40	2,406	1.21	1.33	1.26	33
38.18	15.98	3,394	1.27	0.52	1.41	95
34.01	(2.30)	4,584	1.29	0.78	1.46	70
37.45	8.01	2,923	1.28	0.88	1.35	49
36.82	25.93	166	1.29	0.64	1.30	67
29.43	22.20	170	1.49	0.96	1.51	68

40.88	14.80	4,987	0.54	1.90	0.60	33
39.91	16.75	4,681	0.59	1.20	0.63	95
35.53	(1.57)	3,920	0.54	1.08	0.55	70
38.41	8.76	2,015,302	0.55	1.56	0.55	49
37.54	26.84	1,363,358	0.58	1.35	0.59	67
29.94	23.05	710,586	0.79	1.66	0.82	68

40.20	14.83	4,064,211	0.44	1.98	0.49	33
39.34	16.91	3,798,814	0.49	1.30	0.49	95
35.03	(3.39)	3,341,467	0.49	1.78	0.50	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$48.60	$0.12		$7.37	$7.49	$(0.25)
Year Ended June 30, 2017	40.37	0.22		8.27	8.49	(0.26)
Year Ended June 30, 2016	40.99	0.27		(0.63)	(0.36)	(0.26)
Year Ended June 30, 2015	37.05	0.25		3.88	4.13	(0.19)
Year Ended June 30, 2014	29.36	0.18	(f)	7.64	7.82	(0.13)
Year Ended June 30, 2013	25.00	0.21		4.34	4.55	(0.19)

Class C
Six Months Ended December 31, 2017 (Unaudited)	47.72	(0.02)		7.24	7.22	—
Year Ended June 30, 2017	39.63	—	(g)	8.13	8.13	(0.04)
Year Ended June 30, 2016	40.26	0.07		(0.61)	(0.54)	(0.09)
Year Ended June 30, 2015	36.45	0.05		3.81	3.86	(0.05)
Year Ended June 30, 2014	28.93	0.01	(f)	7.52	7.53	(0.01)
Year Ended June 30, 2013	24.64	0.07		4.27	4.34	(0.05)

Class I
Six Months Ended December 31, 2017 (Unaudited)	49.34	0.19		7.49	7.68	(0.36)
Year Ended June 30, 2017	40.99	0.34		8.40	8.74	(0.39)
Year Ended June 30, 2016	41.27	0.29		(0.55)	(0.26)	(0.02)
Year Ended June 30, 2015	37.23	0.32		3.93	4.25	(0.21)
Year Ended June 30, 2014	29.52	0.26	(f)	7.69	7.95	(0.24)
Year Ended June 30, 2013	25.15	0.28		4.35	4.63	(0.26)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	47.66	0.05		7.23	7.28	(0.11)
Year Ended June 30, 2017	39.66	0.11		8.12	8.23	(0.23)
Year Ended June 30, 2016	40.39	0.19		(0.63)	(0.44)	(0.29)
Year Ended June 30, 2015	36.49	0.12		3.85	3.97	(0.07)
Year Ended June 30, 2014	28.91	0.09	(f)	7.54	7.63	(0.05)
Year Ended June 30, 2013	24.72	0.13		4.27	4.40	(0.21)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	48.76	0.23		7.41	7.64	(0.46)
Year Ended June 30, 2017	40.51	0.42		8.29	8.71	(0.46)
Year Ended June 30, 2016	41.12	0.45		(0.62)	(0.17)	(0.44)
Year Ended June 30, 2015	37.09	0.41		3.91	4.32	(0.29)
Year Ended June 30, 2014	29.41	0.33	(f)	7.65	7.98	(0.30)
Year Ended June 30, 2013	25.05	0.33		4.34	4.67	(0.31)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	48.74	0.25		7.41	7.66	(0.49)
Year Ended June 30, 2017	40.50	0.44		8.29	8.73	(0.49)
November 2, 2015 (i) through June 30, 2016	42.20	0.36		(1.60)	(1.24)	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.00, $0.26, $0.09 and $0.32 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, 0.01%, 0.76%, 0.26% and 0.96% for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively.
(g)	Amount rounds to less than 0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$55.84	15.42%	$111,011	0.89%	0.45%		1.12%	27%
48.60	21.12	90,633	0.92	0.50		1.20	68
40.37	(0.88)	90,529	0.93	0.66		1.23	70
40.99	11.16	106,573	0.96	0.62		1.16	64
37.05	26.68	33,563	1.16	0.54	(f)	1.17	67
29.36	18.27	33,582	1.24	0.76		1.30	67

54.94	15.13	37,142	1.39	(0.07)		1.61	27
47.72	20.52	42,811	1.41	0.00	(h)	1.67	68
39.63	(1.35)	48,717	1.42	0.19		1.71	70
40.26	10.60	49,309	1.46	0.12		1.66	64
36.45	26.05	19,566	1.65	0.03	(f)	1.67	67
28.93	17.66	15,462	1.74	0.26		1.79	67

56.66	15.55	187,379	0.64	0.69		0.86	27
49.34	21.43	183,265	0.68	0.75		0.89	68
40.99	(0.63)	151,419	0.68	0.70		0.88	70
41.27	11.43	708,276	0.74	0.80		0.87	64
37.23	27.00	597,963	0.91	0.79	(f)	0.92	67
29.52	18.52	538,378	0.99	1.02		1.05	67

54.83	15.28	5,895	1.14	0.18		1.38	27
47.66	20.82	5,277	1.17	0.26		1.68	68
39.66	(1.10)	4,207	1.17	0.50		1.76	70
40.39	10.87	1,205	1.22	0.31		1.45	64
36.49	26.41	601	1.41	0.28	(f)	1.42	67
28.91	17.90	603	1.49	0.49		1.54	67

55.94	15.67	222,223	0.46	0.87		0.71	27
48.76	21.65	192,164	0.48	0.94		0.72	68
40.51	(0.42)	205,213	0.47	1.13		0.74	70
41.12	11.66	189,466	0.54	1.02		0.70	64
37.09	27.23	124,489	0.71	0.98	(f)	0.72	67
29.41	18.79	105,839	0.79	1.21		0.85	67

55.91	15.72	577,788	0.39	0.94		0.61	27
48.74	21.70	504,973	0.43	0.99		0.61	68
40.50	(2.94)	488,138	0.42	1.38		0.61	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$22.11	$0.11		$2.12	$2.23	$(0.13)	$(1.66)	$(1.79)
Year Ended June 30, 2017	19.48	0.08		2.62	2.70	(0.07)	— (f)	(0.07)
Year Ended June 30, 2016	21.82	0.15		(0.64)	(0.49)	(0.13)	(1.72)	(1.85)
Year Ended June 30, 2015	24.11	0.08		1.18	1.26	(0.09)	(3.46)	(3.55)
Year Ended June 30, 2014	18.79	0.08	(g)	5.41	5.49	(0.07)	(0.10)	(0.17)
Year Ended June 30, 2013	14.99	0.13	(h)	3.80	3.93	(0.13)	—	(0.13)

Class C
Six Months Ended December 31, 2017 (Unaudited)	18.90	0.05		1.81	1.86	(0.01)	(1.66)	(1.67)
Year Ended June 30, 2017	16.72	(0.04)		2.24	2.20	(0.02)	— (f)	(0.02)
Year Ended June 30, 2016	19.07	0.03		(0.58)	(0.55)	(0.08)	(1.72)	(1.80)
Year Ended June 30, 2015	21.56	(0.06)		1.06	1.00	(0.03)	(3.46)	(3.49)
Year Ended June 30, 2014	16.87	(0.05	)(g)	4.84	4.79	—	(0.10)	(0.10)
Year Ended June 30, 2013	13.48	0.02	(h)	3.41	3.43	(0.04)	—	(0.04)

Class I
Six Months Ended December 31, 2017 (Unaudited)	23.22	0.15		2.23	2.38	(0.18)	(1.66)	(1.84)
Year Ended June 30, 2017	20.43	0.14		2.75	2.89	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	22.77	0.19		(0.64)	(0.45)	(0.17)	(1.72)	(1.89)
Year Ended June 30, 2015	24.97	0.14		1.24	1.38	(0.12)	(3.46)	(3.58)
Year Ended June 30, 2014	19.45	0.14	(g)	5.60	5.74	(0.12)	(0.10)	(0.22)
Year Ended June 30, 2013	15.51	0.18	(h)	3.93	4.11	(0.17)	—	(0.17)

Class R3
Six Months Ended December 31, 2017 (Unaudited)	22.08	0.10		2.14	2.24	(0.17)	(1.66)	(1.83)
September 9, 2016 (i) through June 30, 2017	19.97	0.11		2.09	2.20	(0.09)	— (f)	(0.09)

Class R4
Six Months Ended December 31, 2017 (Unaudited)	23.20	0.12		2.26	2.38	(0.22)	(1.66)	(1.88)
September 9, 2016 (i) through June 30, 2017	20.95	0.12		2.24	2.36	(0.11)	— (f)	(0.11)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	23.25	0.18		2.23	2.41	(0.24)	(1.66)	(1.90)
Year Ended June 30, 2017	20.42	0.19		2.76	2.95	(0.12)	— (f)	(0.12)
November 2, 2015 (i) through June 30, 2016	22.41	0.20		(0.29)	(0.09)	(0.18)	(1.72)	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.08) and $0.10 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.42)% and 0.45% for Class A, Class C, and Class I Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.08, $(0.03) and $0.13 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.47%, (0.17)% and 0.72% for Class A, Class C and Class I Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$22.55	10.16%	$336,336	1.14%	0.99%		1.29%	28%
22.11	13.91	304,927	1.14	0.40		1.38	70
19.48	(1.71)	311,724	1.15	0.77		1.44	78
21.82	5.64	377,893	1.14	0.33		1.37	66
24.11	29.30	193,342	1.16	0.38	(g)	1.32	64
18.79	26.30	144,405	1.23	0.78	(h)	1.38	52

19.09	9.89	70,067	1.65	0.50		1.78	28
18.90	13.20	81,761	1.74	(0.21)		1.87	70
16.72	(2.35)	89,071	1.79	0.15		1.96	78
19.07	5.02	87,191	1.78	(0.31)		1.87	66
21.56	28.43	49,796	1.79	(0.25	)(g)	1.82	64
16.87	25.51	36,073	1.87	0.13	(h)	1.88	52

23.76	10.31	308,327	0.89	1.25		1.03	28
23.22	14.17	310,316	0.89	0.65		1.11	70
20.43	(1.48)	258,866	0.90	0.93		1.13	78
22.77	5.97	510,465	0.89	0.58		1.07	66
24.97	29.61	348,077	0.91	0.62	(g)	1.08	64
19.45	26.60	327,834	0.98	1.03	(h)	1.13	52

22.49	10.19	13,434	1.14	0.89		1.27	28
22.08	11.07	8,854	1.15	0.64		1.34	70

23.70	10.29	116	0.89	0.98		2.31	28
23.20	11.30	22	0.90	0.67		1.11	70

23.76	10.43	236,829	0.64	1.45		0.77	28
23.25	14.52	183,859	0.65	0.86		0.77	70
20.42	0.12	304,934	0.65	1.53		0.78	78

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Sustainable Equity Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$39.35	$0.36		$3.75		$4.11	$(0.48)	$(2.22)	$(2.70)
Year Ended June 30, 2017	33.20	0.29		6.20		6.49	(0.34)	—	(0.34)
Year Ended June 30, 2016	34.01	0.62	(f)	(0.87	)(f)	(0.25)	(0.56)	—	(0.56)
Year Ended June 30, 2015	31.93	0.28		2.02		2.30	(0.22)	—	(0.22)
Year Ended June 30, 2014	25.54	0.20		6.37		6.57	(0.18)	—	(0.18)
Year Ended June 30, 2013	21.13	0.21	(g)	4.44		4.65	(0.24)	—	(0.24)

Class C
Six Months Ended December 31, 2017 (Unaudited)	38.51	0.27		3.64		3.91	(0.18)	(2.22)	(2.40)
Year Ended June 30, 2017	32.48	0.11		6.06		6.17	(0.14)	—	(0.14)
Year Ended June 30, 2016	33.29	0.44	(f)	(0.85	)(f)	(0.41)	(0.40)	—	(0.40)
Year Ended June 30, 2015	31.38	0.12		1.98		2.10	(0.19)	—	(0.19)
Year Ended June 30, 2014	25.14	0.05		6.26		6.31	(0.07)	—	(0.07)
Year Ended June 30, 2013	20.81	0.10	(g)	4.37		4.47	(0.14)	—	(0.14)

Class I
Six Months Ended December 31, 2017 (Unaudited)	39.59	0.40		3.78		4.18	(0.57)	(2.22)	(2.79)
Year Ended June 30, 2017	33.40	0.38		6.25		6.63	(0.44)	—	(0.44)
Year Ended June 30, 2016	34.22	0.68	(f)	(0.86	)(f)	(0.18)	(0.64)	—	(0.64)
Year Ended June 30, 2015	32.07	0.37		2.04		2.41	(0.26)	—	(0.26)
Year Ended June 30, 2014	25.65	0.28		6.39		6.67	(0.25)	—	(0.25)
Year Ended June 30, 2013	21.21	0.28	(g)	4.45		4.73	(0.29)	—	(0.29)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	The amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Class I Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Class I Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.06 and $0.23 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.73%, 0.24% and 1.00% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$40.76	10.47%	$9,274	0.97%	1.73%		2.06%	23%
39.35	19.64	7,943	1.08	0.80		2.29	53
33.20	(0.72)	8,760	1.15	1.90	(f)	1.95	31
34.01	7.22	10,933	1.15	0.85		1.87	35
31.93	25.78	9,466	1.17	0.68		2.19	49
25.54	22.15	8,765	1.25	0.92	(g)	2.40	82

40.02	10.19	3,861	1.48	1.31		2.57	23
38.51	19.02	5,063	1.58	0.30		2.79	53
32.48	(1.21)	6,131	1.65	1.38	(f)	2.46	31
33.29	6.71	6,874	1.65	0.36		2.36	35
31.38	25.13	3,709	1.66	0.19		2.66	49
25.14	21.55	2,294	1.75	0.43	(g)	2.91	82

40.98	10.59	7,567	0.72	1.90		1.79	23
39.59	19.95	5,038	0.83	1.04		2.03	53
33.40	(0.48)	4,148	0.90	2.05	(f)	1.65	31
34.22	7.51	4,833	0.90	1.10		1.59	35
32.07	26.10	3,438	0.91	0.95		1.90	49
25.65	22.46	1,516	1.00	1.19	(g)	2.16	82

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Six Months Ended December 31, 2017 (Unaudited)	$35.54	$0.40	$3.92	$4.32	$(0.45)	$(5.09)	$(5.54)
Year Ended June 30, 2017	31.20	0.47	4.66	5.13	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2016	35.66	0.53	(2.95)	(2.42)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2015	37.13	0.46	1.38	1.84	(0.44)	(2.87)	(3.31)
Year Ended June 30, 2014	29.76	0.40	7.36	7.76	(0.39)	—	(0.39)
Year Ended June 30, 2013	23.99	0.42	5.79	6.21	(0.44)	—	(0.44)

Class C
Six Months Ended December 31, 2017 (Unaudited)	35.14	0.28	3.89	4.17	(0.34)	(5.09)	(5.43)
Year Ended June 30, 2017	30.87	0.30	4.60	4.90	(0.36)	(0.27)	(0.63)
Year Ended June 30, 2016	35.29	0.36	(2.91)	(2.55)	(0.32)	(1.55)	(1.87)
Year Ended June 30, 2015	36.80	0.27	1.37	1.64	(0.28)	(2.87)	(3.15)
Year Ended June 30, 2014	29.52	0.23	7.28	7.51	(0.23)	—	(0.23)
Year Ended June 30, 2013	23.80	0.29	5.74	6.03	(0.31)	—	(0.31)

Class I
Six Months Ended December 31, 2017 (Unaudited)	35.69	0.44	3.94	4.38	(0.48)	(5.09)	(5.57)
Year Ended June 30, 2017	31.34	0.53	4.67	5.20	(0.58)	(0.27)	(0.85)
Year Ended June 30, 2016	35.80	0.57	(2.95)	(2.38)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2015	37.25	0.51	1.40	1.91	(0.49)	(2.87)	(3.36)
Year Ended June 30, 2014	29.85	0.45	7.38	7.83	(0.43)	—	(0.43)
Year Ended June 30, 2013	24.06	0.46	5.81	6.27	(0.48)	—	(0.48)

Class R2
Six Months Ended December 31, 2017 (Unaudited)	35.33	0.33	3.90	4.23	(0.39)	(5.09)	(5.48)
Year Ended June 30, 2017	31.04	0.38	4.62	5.00	(0.44)	(0.27)	(0.71)
Year Ended June 30, 2016	35.48	0.44	(2.92)	(2.48)	(0.41)	(1.55)	(1.96)
Year Ended June 30, 2015	37.02	0.35	1.40	1.75	(0.42)	(2.87)	(3.29)
Year Ended June 30, 2014	29.69	0.31	7.33	7.64	(0.31)	—	(0.31)
Year Ended June 30, 2013	23.95	0.30	5.83	6.13	(0.39)	—	(0.39)

Class R5
Six Months Ended December 31, 2017 (Unaudited)	35.78	0.46	3.95	4.41	(0.51)	(5.09)	(5.60)
Year Ended June 30, 2017	31.42	0.59	4.69	5.28	(0.65)	(0.27)	(0.92)
Year Ended June 30, 2016	35.88	0.64	(2.95)	(2.31)	(0.60)	(1.55)	(2.15)
Year Ended June 30, 2015	37.33	0.59	1.39	1.98	(0.56)	(2.87)	(3.43)
Year Ended June 30, 2014	29.91	0.52	7.40	7.92	(0.50)	—	(0.50)
Year Ended June 30, 2013	24.10	0.52	5.82	6.34	(0.53)	—	(0.53)

Class R6
Six Months Ended December 31, 2017 (Unaudited)	35.78	0.45	3.97	4.42	(0.52)	(5.09)	(5.61)
Year Ended June 30, 2017	31.42	0.61	4.69	5.30	(0.67)	(0.27)	(0.94)
Year Ended June 30, 2016	35.89	0.66	(2.97)	(2.31)	(0.61)	(1.55)	(2.16)
Year Ended June 30, 2015	37.33	0.61	1.39	2.00	(0.57)	(2.87)	(3.44)
Year Ended June 30, 2014	29.91	0.47	7.46	7.93	(0.51)	—	(0.51)
Year Ended June 30, 2013	24.10	0.53	5.83	6.36	(0.55)	—	(0.55)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$34.32	12.37%	$98,571	0.83%	2.14%	1.03%	26%
35.54	16.55	95,891	0.83	1.41	1.16	81
31.20	(6.70)	240,808	0.83	1.64	1.18	66
35.66	5.24	173,149	0.86	1.26	1.13	52
37.13	26.17	114,036	0.94	1.19	1.17	49
29.76	26.07	71,116	0.94	1.57	1.38	48

33.88	12.09	26,105	1.33	1.55	1.53	26
35.14	15.97	35,999	1.32	0.89	1.59	81
30.87	(7.16)	42,788	1.33	1.12	1.62	66
35.29	4.72	53,413	1.36	0.76	1.62	52
36.80	25.50	35,963	1.44	0.69	1.67	49
29.52	25.48	25,538	1.44	1.07	1.88	48

34.50	12.49	708,592	0.65	2.39	0.77	26
35.69	16.72	886,602	0.68	1.56	0.90	81
31.34	(6.56)	1,224,039	0.68	1.77	0.91	66
35.80	5.41	1,424,101	0.71	1.39	0.90	52
37.25	26.35	1,214,765	0.79	1.34	0.92	49
29.85	26.26	926,972	0.79	1.71	1.12	48

34.08	12.19	20,941	1.15	1.77	1.46	26
35.33	16.24	19,693	1.10	1.12	1.59	81
31.04	(6.91)	17,721	1.08	1.39	1.75	66
35.48	4.98	14,237	1.09	0.97	1.43	52
37.02	25.82	1,346	1.19	0.92	1.42	49
29.69	25.74	934	1.19	1.06	1.56	48

34.59	12.56	89,421	0.46	2.46	0.62	26
35.78	16.97	86,134	0.48	1.73	0.61	81
31.42	(6.35)	85,624	0.48	1.98	0.61	66
35.88	5.60	83,859	0.51	1.59	0.63	52
37.33	26.60	80,008	0.59	1.53	0.72	49
29.91	26.53	62,685	0.59	1.92	0.93	48

34.59	12.60	126,197	0.39	2.41	0.52	26
35.78	17.03	108,525	0.43	1.79	0.52	81
31.42	(6.33)	86,255	0.43	2.07	0.51	66
35.89	5.67	39,024	0.46	1.65	0.55	52
37.33	26.66	19,495	0.54	1.41	0.67	49
29.91	26.59	10,875	0.54	1.99	0.91	48

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid America Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
Intrepid Sustainable Equity Fund	Class A, Class C and Class I	JPM I	Diversified
Intrepid Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified

The investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The investment objective of both the Intrepid Sustainable Equity Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid America Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,255,907	$—	$—	$4,255,907

Appreciation in Other Financial Instruments
Futures Contracts (a)	$576	$—	$—	$576

Intrepid Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,139,749	$—	$—	$1,139,749

Appreciation in Other Financial Instruments
Futures Contracts (a)	$306	$—	$—	$306

Intrepid Mid Cap Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$964,115	$—	$12	$964,127

Appreciation in Other Financial Instruments
Futures Contracts (a)	$50	$—	$—	$50

Intrepid Sustainable Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$20,680	$—	$—	$20,680

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

JPMorgan Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,069,953	$—	$—	$1,069,953

Appreciation in Other Financial Instruments
Futures Contracts (a)	$107	$—	$—	$107

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2017.

B. Futures Contracts — Intrepid America Fund, Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2017 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Futures Contracts:
Average Notional Balance Long	$99,261	$29,452	$14,671	$20,488
Ending Notional Balance Long	98,611	24,218	6,278	22,880

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended December 31, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2		Class R3		Class R4	Class R5		Class R6	Total
Intrepid America Fund
Transfer agency fees	$5	$1	$2	$—	(a)	n/a		n/a	$—	(a)	$14	$22
Intrepid Growth Fund
Transfer agency fees	5	2	3	1		n/a		n/a	1		2	14
Intrepid Mid Cap Fund
Transfer agency fees	31	4	5	n/a		$—	(a)	$1	n/a		1	42
Intrepid Sustainable Equity Fund
Transfer agency fees	1	1	1	n/a		n/a		n/a	n/a		n/a	3
Intrepid Value Fund
Transfer agency fees	5	2	6	19		n/a		n/a	1		1	34

(a)	Amount rounds to less than 500.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid America Fund	0.40%
Intrepid Growth Fund	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Sustainable Equity Fund	0.50
Intrepid Value Fund	0.40

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Intrepid America Fund	0.25%	0.75%	0.50%	n/a
Intrepid Growth Fund	0.25	0.75	0.50	n/a
Intrepid Mid Cap Fund	0.25	0.75	n/a	0.25%
Intrepid Sustainable Equity Fund	0.25	0.75	n/a	n/a
Intrepid Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2017, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Intrepid America Fund	$—	(a)	$—	(a)
Intrepid Growth Fund	10		—	(a)
Intrepid Mid Cap Fund	5		—
Intrepid Sustainable Equity Fund	—	(a)	—
Intrepid Value Fund	1		—	(a)

(a)	Amount rounds to less than 500.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Intrepid America Fund	0.25%	0.25%	0.25%	0.25%	n/a	n/a	0.10%
Intrepid Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10
Intrepid Mid Cap Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	n/a
Intrepid Sustainable Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Intrepid Value Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived Service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as

60	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Intrepid America Fund (1)	0.84%	1.34%	0.59%	1.09%	n/a	n/a	0.44%	0.34%
Intrepid Growth Fund (2)	0.84	1.34	0.59	1.09	n/a	n/a	0.44	0.34
Intrepid Mid Cap Fund (3)	1.14	1.64	0.89	n/a	1.14%	0.89%	n/a	0.64
Intrepid Sustainable Equity Fund (4)	0.84	1.34	0.59	n/a	n/a	n/a	n/a	n/a
Intrepid Value Fund (5)	0.83	1.33	0.59	1.09	n/a	n/a	0.44	0.34

(1)

Prior to November 1, 2017, the contractual expense limitations for Intrepid America Fund were 1.04%, 1.54%, 0.80%, 1.30%, 0.60% and 0.55% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(2)

Prior to November 1, 2017, the contractual expense limitations for Intrepid Growth Fund were 0.93%, 1.42%, 0.68%, 1.18%, 0.48% and 0.43% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(3)

Prior to November 1, 2017, the contractual expense limitations for Intrepid Mid Cap Fund were 1.15%, 1.79%, 0.90%, 1.15%, 0.90% and 0.65% for Class A, Class C, Class I, Class R3, Class R4 and Class R6 Shares, respectively.

(4)	Prior to November 1, 2017, the contractual expense limitations for Intrepid Sustainable Equity Fund were 1.05%, 1.55% and 0.80% for Class A, Class C and Class I Shares, respectively.
(5)	Prior to November 1, 2017, the contractual expense limitations for Intrepid Value Fund were 0.68%, 1.18%, 0.48% and 0.43% for Class I, Class R2, Class R5 and Class R6 Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2017 and are in place until at least October 31, 2019.

For the six months ended December 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fess	Total	Contractual Reimbursements
Intrepid America Fund	$661	$440	$3	$1,104	$4
Intrepid Growth Fund	746	417	45	1,208	—
Intrepid Mid Cap Fund	349	232	38	619	2
Intrepid Sustainable Equity Fund	49	8	24	81	24
Intrepid Value Fund	408	272	85	765	—	(a)

(a)	Amount rounds to less than 500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2017 were as follows (amounts in thousands):

Intrepid America Fund	$90
Intrepid Growth Fund	29
Intrepid Mid Cap Fund	17
Intrepid Sustainable Equity Fund	—	(a)
Intrepid Value Fund	22

(a)	Amount rounds to less than 500.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 (Unaudited) (continued)

The Funds may use related party broker-dealers. For the six months ended December 31, 2017, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Intrepid America Fund	$—	(a)
Intrepid Growth Fund	—	(a)
Intrepid Mid Cap Fund	—	(a)
Intrepid Value Fund	—	(a)

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid America Fund	$1,361,356	$1,779,890
Intrepid Growth Fund	287,972	319,736
Intrepid Mid Cap Fund	256,240	269,617
Intrepid Sustainable Equity Fund	4,898	4,333
Intrepid Value Fund	280,607	554,138

During the six months ended December 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$3,182,863	$1,122,534	$48,914	$1,073,620
Intrepid Growth Fund	765,744	382,686	8,375	374,311
Intrepid Mid Cap Fund	738,740	248,700	23,263	225,437
Intrepid Sustainable Equity Fund	15,352	5,647	319	5,328
Intrepid Value Fund	812,228	276,112	18,280	257,832

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2017, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2018	Total
Intrepid Growth Fund	$52,534	$52,534

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken

62	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2017, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	JPMorgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	27.8%	65.7%
Intrepid Growth Fund	43.9	—
Intrepid Mid Cap Fund	18.3	—

As of December 31, 2017, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Intrepid Mid Cap Fund	1	12.7%	—	—
Intrepid Sustainable Equity Fund	1	16.0	2	24.4%
Intrepid Value Fund	—	—	1	52.7

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of December 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	63

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2017, and continued to hold your shares at the end of the reporting period, December 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$1,145.20	$5.08	0.94%
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class C
Actual	1,000.00	1,142.40	7.94	1.47
Hypothetical	1,000.00	1,017.80	7.48	1.47
Class I
Actual	1,000.00	1,146.70	3.84	0.71
Hypothetical	1,000.00	1,021.63	3.62	0.71
Class R2
Actual	1,000.00	1,144.00	6.54	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21
Class R5
Actual	1,000.00	1,148.00	2.92	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,148.30	2.38	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

Intrepid Growth Fund
Class A
Actual	1,000.00	1,154.20	4.83	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class C
Actual	1,000.00	1,151.30	7.54	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class I
Actual	1,000.00	1,155.50	3.48	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

64	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Fund (continued)
Class R2
Actual	$1,000.00	$1,152.80	$6.19	1.14%
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class R5
Actual	1,000.00	1,156.70	2.50	0.46
Hypothetical	1,000.00	1,022.89	2.35	0.46
Class R6
Actual	1,000.00	1,157.20	2.12	0.39
Hypothetical	1,000.00	1,023.24	1.99	0.39

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,101.60	6.04	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class C
Actual	1,000.00	1,098.90	8.73	1.65
Hypothetical	1,000.00	1,016.89	8.39	1.65
Class I
Actual	1,000.00	1,103.10	4.72	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R3
Actual	1,000.00	1,101.90	6.04	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class R4
Actual	1,000.00	1,102.90	4.72	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R6
Actual	1,000.00	1,104.30	3.39	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

Intrepid Sustainable Equity Fund
Class A
Actual	1,000.00	1,104.70	5.15	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class C
Actual	1,000.00	1,101.90	7.84	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class I
Actual	1,000.00	1,105.90	3.82	0.72
Hypothetical	1,000.00	1,021.58	3.67	0.72

Intrepid Value Fund
Class A
Actual	1,000.00	1,123.70	4.44	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class C
Actual	1,000.00	1,120.90	7.11	1.33
Hypothetical	1,000.00	1,018.50	6.77	1.33
Class I
Actual	1,000.00	1,124.90	3.48	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class R2
Actual	1,000.00	1,121.90	6.15	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15
Class R5
Actual	1,000.00	1,125.60	2.46	0.46
Hypothetical	1,000.00	1,022.89	2.35	0.46

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	65

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Value Fund (continued)
Class R6
Actual	$1,000.00	$1,126.00	$2.09	0.39%
Hypothetical	1,000.00	1,023.24	1.99	0.39

*	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

66	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the, Intrepid America Fund, Intrepid Growth Fund, Intrepid Sustainable Equity Fund and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser

68	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s performance for Class A shares was in the fourth, first and first quintiles based upon the Peer Group, and in the fourth, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the third, first, and second quintiles based upon the Peer Group, and in the fourth, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Intrepid Growth Fund’s performance for Class A shares was in the second, first and first quintiles based upon the Peer Group, and in the second, first and second quintiles based upon the Universe, for the one-, three-

and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the second, first and first quintiles based upon the both the Peer Group, and the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Intrepid Mid Cap Fund’s performance for Class A shares was in the fourth, second, and first quintiles based upon the Peer Group, and in the fourth, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fifth, first, and second quintiles based upon the Peer Group, and in the fourth, third, and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Intrepid Sustainable Equity Fund’s performance for Class A shares was in the third, second and first quintiles based upon the Peer Group, and in the third, third and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fourth and second quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2016, respectively, and in the third, second, and first quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser, and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Intrepid Value Fund’s performance for Class A shares was in the fourth, fourth and third quintiles based upon the Peer Group, and in the fifth, fourth, and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fourth, third and third quintiles based upon the Peer Group,

DECEMBER 31, 2017	J.P. MORGAN INTREPID FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

and in the fifth, third, and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee and actual total expenses for both Class A and Class I shares were in the first quintile based upon both the Peer Group and Universe. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee and actual total expenses for the Class A shares were in the first and second quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Sustainable Equity Fund’s net advisory fee for both Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for both Class A and Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Value Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and the Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for the Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps for certain share classes were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

70	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2017

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2017.	SAN-INT-1217

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semiannual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.
(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semiannual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of

Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semiannual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semiannual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 6, 2018

By:	/s/ Matthew J. Plastina
Matthew J. Plastina
Acting Treasurer and Principal Financial Officer
March 6, 2018